UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Mutual Funds (Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota 55415 (Address of principal executive offices) (Zip code)

James M. Odland, Secretary 625 Fourth Avenue South Minneapolis, Minnesota 55415 (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7215 Date of fiscal year end: October 31 Date of reporting period: April 28, 2006

Item 1. Report to Stockholders

Thrivent Mutual Funds Semiannual Report

April 28, 2006

23459SAR R6-06

Table of Contents

President’s Letter	1

Economic and Market Review	2

Portfolio Perspectives
Thrivent Aggressive Allocation Fund	4
Thrivent Moderately Aggressive Allocation Fund	6
Thrivent Moderate Allocation Fund	8
Thrivent Moderately Conservative Allocation Fund	10
Thrivent Technology Fund	12
Thrivent Partner Small Cap Growth Fund	14
Thrivent Partner Small Cap Value Fund	16
Thrivent Small Cap Stock Fund	18
Thrivent Small Cap Index Fund	20
Thrivent Mid Cap Growth Fund	22
Thrivent Partner Mid Cap Value Fund	24
Thrivent Mid Cap Stock Fund	26
Thrivent Mid Cap Index Fund	28
Thrivent Mid Cap Index Fund-I	30
Thrivent Partner International Stock Fund	32
Thrivent Large Cap Growth Fund	34
Thrivent Large Cap Value Fund	36
Thrivent Large Cap Stock Fund	38
Thrivent Large Cap Index Fund	40
Thrivent Large Cap Index Fund-I	42
Thrivent Balanced Fund	44
Thrivent High Yield Fund	46
Thrivent High Yield Fund II	48
Thrivent Municipal Bond Fund	50
Thrivent Income Fund	52
Thrivent Core Bond Fund	54
Thrivent Limited Maturity Bond Fund	56
Thrivent Money Market Fund	58

Shareholder Expense Example	60

Schedules of Investments
Thrivent Aggressive Allocation Fund	65
Thrivent Moderately Aggressive Allocation Fund	66
Thrivent Moderate Allocation Fund	67
Thrivent Moderately Conservative Allocation Fund	68
Thrivent Technology Fund	69
Thrivent Partner Small Cap Growth Fund	72
Thrivent Partner Small Cap Value Fund	76
Thrivent Small Cap Stock Fund	79
Thrivent Small Cap Index Fund	84
Thrivent Mid Cap Growth Fund	93
Thrivent Partner Mid Cap Value Fund	98
Thrivent Mid Cap Stock Fund	100
Thrivent Mid Cap Index Fund	104
Thrivent Mid Cap Index Fund-I	110
Thrivent Partner International Stock Fund	116
Thrivent Large Cap Growth Fund	120

Thrivent Large Cap Value Fund	124
Thrivent Large Cap Stock Fund	127
Thrivent Large Cap Index Fund	131
Thrivent Large Cap Index Fund-I	138
Thrivent Balanced Fund	145
Thrivent High Yield Fund	155
Thrivent High Yield Fund II	163
Thrivent Municipal Bond Fund	170
Thrivent Income Fund	197
Thrivent Core Bond Fund	204
Thrivent Limited Maturity Bond Fund	210
Thrivent Money Market Fund	217

Statement of Assets and Liabilities	222

Statement of Operations	228

Statement of Changes in Net Assets	234

Notes to Financial Statements	239

Financial Highlights
Thrivent Aggressive Allocation Fund	262
Thrivent Moderately Aggressive Allocation Fund .	262
Thrivent Moderate Allocation Fund	262
Thrivent Moderately Conservative Allocation Fund	262
Thrivent Technology Fund	264
Thrivent Partner Small Cap Growth Fund	264
Thrivent Partner Small Cap Value Fund	266
Thrivent Small Cap Stock Fund	268
Thrivent Small Cap Index Fund	268
Thrivent Mid Cap Growth Fund	270
Thrivent Partner Mid Cap Value Fund	270
Thrivent Mid Cap Stock Fund	272
Thrivent Mid Cap Index Fund	272
Thrivent Mid Cap Index Fund-I	272
Thrivent Partner International Stock Fund	274
Thrivent Large Cap Growth Fund	274
Thrivent Large Cap Value Fund	276
Thrivent Large Cap Stock Fund	278
Thrivent Large Cap Index Fund	278
Thrivent Large Cap Index Fund-I	278
Thrivent Balanced Fund	280
Thrivent High Yield Fund	282
Thrivent High Yield Fund II	284
Thrivent Municipal Bond Fund	286
Thrivent Income Fund	286
Thrivent Core Bond Fund	288
Thrivent Limited Maturity Bond Fund	290
Thrivent Money Market Fund	292

Additional Information	295

Supplements to the Prospectus	298

We are pleased to provide you with the Thrivent Mutual Funds semiannual report for the six-month period ended April 28, 2006. In this report, you will find detailed information about each investment portfolio in the Thrivent Mutual Funds, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable portfolio and period. In addition, Russell Swansen, Thrivent Financial’s chief investment officer, summarizes the overall market and economic environment over the past six months.

In previous letters, I have often highlighted integrity and commitment to you, our shareholder, as a common thread running through our organization — from our customer service areas to our portfolio managers. On the investment management side, we seek to align our investment discipline with our investors’ best interests by striving for consistent, long-term performance, taking risk management seriously in our pursuit of potential market rewards and adhering to a style consistent approach that supports sound asset allocation. These various facets of investing are signatures of a sophisticated, institutional-quality asset management philosophy, and I am delighted to say that since we implemented these strategies and new approach, our investment performance results have shown marked improvement.

Strong Investment Performance Follows
New Approach

Just over two years ago, Thrivent Financial for Lutherans welcomed our new chief investment manager, Russ Swansen, to the organization. Russ and his team implemented an institutional money management approach throughout 2004 and 2005 that has provided our shareholders with strong results. For example, 80% of our internally-managed funds bettered their respective Lipper, Inc. peer group medians for the one-year period ended December 31, 2005. That is a high outperformance percentage when one takes into account that many firms consider anything above 60% to be strong results. Even more importantly, our products’ three-year track records have greatly improved, with more than 60% of our internally-managed products outpacing their respective Lipper, Inc. medians. Given 15% of our internally-managed products outperformed over the five-year period and 33% outperformed over the 10-year period, the improvement is even more impressive.

A Smart and Simple Strategy

If you like the idea of strong investment performance built on a foundation of trust with your interests placed first, but find investing time consuming and complex, you should consider our new suite of four asset allocation funds designed to provide a simple one-step investment solution. An attractive combination of professional, institutional-quality money management, lower-than-average fees and guidance from a financial professional who lives in your community have made these products very popular with investors after less than one year. We’re excited to offer what we call A Simple Choice for Smart Investing! Talk with your Thrivent registered representative for more information.

Our Ongoing Commitment to You

As an organization focused on service and trust, Thrivent Financial for Lutherans and its subsidiaries are uniquely designed and positioned to serve the financial needs of one entity—you, our valued investor. Many of you have one thing foremost on your minds at this point in your life—retirement. Our investment management philosophy is squarely focused on sound asset allocation strategies, striving for strong investment performance and meaningful advice that can provide a clear roadmap to the retirement of your dreams. Whether saving for retirement, sharing your success with your church or community, or leaving a legacy to the next generation, we stand ready to assist you each step of the way.

I want to personally wish you the best in 2006. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Sincerely,

Pamela J. Moret President and Trustee Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus contact a registered representative or visit www.thrivent.com.

Stocks provided solid returns during the six-month period ended April 28, 2006, despite rising interest rates, high energy prices and unusual increases in prices for both commodities and precious metals. Both U.S. and foreign stocks benefited from strong economic growth and rising corporate profits. Bonds, facing a headwind of continued Federal Reserve (Fed) interest rate hikes, generally posted modest returns.

U.S. Economy

Gross domestic product growth slowed sharply to a 1.7% annual rate during the fourth quarter, as effects of the Gulf Coast hurricanes rippled through the economy. Before that, the economy had expanded at more than a 3% annual rate for 10 consecutive quarters. But growth recovered in the first quarter of 2006, as the economy accelerated to a 4.8% annual pace, the fastest in two and a half years.

Rising commodity prices remained a major concern throughout the period, with worries that high energy prices would erode the spending power of consumers and businesses. While energy prices have not yet appeared to have a signifi-cant effect on economic growth, they did affect which sectors of the stock market prospered and which sectors lagged.

Counterbalancing the effects of higher energy prices on consumer spending was an improving labor market, as the unemployment rate declined to 4% over the period.

Inflation & Monetary Policy

Inflation accelerated somewhat during the second half of the period. The Consumer Price Index (CPI) rose at a 4.3% annual rate during the first quarter of 2006, compared with a 3.4% rate for all of 2005. The CPI declined 1.6% in the fourth quarter, reflecting the fall in energy prices during the period. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.8% annual rate in both the fourth quarter of 2005 and the first quarter of 2006, following a 2.2% rise in all of 2005.

While inflation remained relatively tame during the period, the Federal Reserve continued its program of increasing short-term interest rates, indicating that prior interest rate levels were too low, given the inflation risks in the economy. The Federal Reserve Open Market Committee (FOMC) raised its target for the federal funds rate a quarter-point at all four of its meetings during the period, with the fourth hike, on March 28, bringing the rate to 4.75% ..

The March increase—the FOMC’s fifteenth consecutive hike since June 2004—brought the rate to its highest level in five years, with the possibility of further increases this year. As it noted earlier, the FOMC said in its March statement that “some further measured policy firming may be needed” to keep sustainable economic growth and price stability roughly in balance.

Equity Performance

A robust economy and strong corporate profits—along with a modest retreat in oil prices—sparked an impressive stock rally in November of last year, providing many indexes with a major share of their 2005 gains. Stocks moved sideways in December, but renewed their advance in the first quarter, generating strong equity returns for the full period. The ascent was not without several setbacks, as optimism about continued economic growth and an end to Fed rate hikes gave way to worries about high energy costs, inflation and interest rates.

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks posted an 18.91% total return, while the S&P 500 Index of large-company stocks recorded a 9.65% return. Investment style (value versus growth) was less relevant over the recent six months than in prior periods, as the market advance lifted both approaches in proportion.

Sectors that performed best during the period included materials, energy, industrials and telecommunications services, while utilities, health care, consumer staples and consumer discretionary did worst. The utilities sector suffered negative returns for the period, as higher energy prices and unseasonably warm weather affected these operations.

Foreign stocks generally outperformed domestic large-company issues, measured in both local currency and dollar returns, while providing returns competitive with small-company stocks. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 23.10% total return in dollar terms and high teens in local currencies, the difference reflecting a modest weakening of the dollar over the report period.

Fixed Income Performance

With the headwind of ongoing hikes in short-term benchmark rates by the Federal Reserve, most bond sectors offered modest total returns during the period. Yields on short-term securities rose more than yields on intermediate- and longer-term bonds during the first part of the period, continuing the “flattening” of the yield curve that began in early 2004.

The yield curve remained very flat throughout the period, with short rates nearly identical to long rates. This rarely occurs, since investors usually require higher yields for taking on the risk of higher inflation in future years.

In addition to the Federal Reserve’s tightening and concern about inflation, interest rate hikes by the European Central Bank and expectations of a rate increase in Japan increased competitive yields versus the dollar, which also pushed U.S. bond prices lower.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 0.56% total return for the six months ended April 28, 2006. Municipal bonds fared better in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 1.56% during the period.

Below-investment-grade corporate bonds were the top U.S. bond performers during the six-month period. The Lehman U.S. Corporate High Yield Bond Index registered a 4.95% total return.

Outlook

We believe the U.S. economy will grow at a somewhat slower pace of about 3.0% for the remainder of 2006. Several potential factors temper the growth outlook, however, including further spikes in energy prices, more rate hikes by the Federal Reserve or a dramatic slowdown in the housing market.

We believe oil prices have likely peaked in the near term and will stabilize or even decline somewhat during the next year. Inflation overall will likely moderate, with prices rising between 2.5% and 3%. This should discourage the Federal Reserve from raising the key short-term federal funds rate above 5.25% .

Our outlook for U.S. stocks is moderately positive. We are mindful, however, that equity valuations remain higher than historical averages, and we expect that price volatility will continue as investors sort through positive and negative economic news. Bond returns will feel the drag of rising interest rates until the Federal Reserve has completed its tightening campaign. Investors will remain sensitive to signs of rising inflation or a slowing economy.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment program based on your goals, diversify your portfolio and remain focused on the long term.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 28, 2006?

Thrivent Aggressive Allocation Fund produced a 14.39% return during the period. For the same period, the Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.65% and 0.56%, respectively.

Stocks

As measured by the major benchmark indices, investment style was less significant as a performance factor in the reporting period, with value stocks and growth stocks achieving generally similar rates of returns within market capitalization ranges. There were meaningful differences, if stocks were differentiated across capitalizations, with small-and mid-cap companies achieving returns in excess of 20%, while large-cap companies centered more about low-double-digit returns. Foreign stocks, as measured by the MSCI Europe Australia and Far East (EAFE) Index, provided levels of returns similar to that of domestic mid- and small-cap companies, while emerging markets indices achieved results in excess of 40%, driven by unusual strength in commodity and energy prices.

Bonds

During the period, the bond market continued the trend it had followed for most of 2005. Interest rates rose meaningfully, while the yield curve continued to flatten, due to the Federal Reserve’s “measured” pace of raising short term rates. The federal funds rate increased another 0.75%, while 2-year and 30-year U.S. Treasury yields increased 0.57% and 0.47% basis points, respectively. Total returns across sectors of the bond market were divergent, with the riskiest sectors of the bond market, i.e. high yield and emerging market bonds, posting significantly better returns than the highest quality sectors. The Lehman Brothers Aggregate Index was up 0.56%, while the high yield market was up 4.95% . This return differential was due to continued solid corporate profitability, easy access to bank credit and exceptionally low default rates for the high yield sector of the market.

What factors affected the Fund’s performance?

The Fund’s strong return versus its two market benchmarks was largely attributable to a heavy weighting in stocks, which performed very well over the period. In particular, “risk asset classes” within the overall stock allocation such as small- and mid-cap stocks and international stocks

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Fund	22.8%
Thrivent Large Cap Growth Fund	19.1%
Thrivent Large Cap Stock Fund	7.9%
Thrivent Large Cap Value Fund	7.2%
Thrivent Small Cap Stock Fund	7.1%
Thrivent Partner Small Cap Value Fund	6.7%
Thrivent Partner Small Cap Growth Fund	6.6%
Thrivent Mid Cap Stock Fund	5.1%
Thrivent Mid Cap Growth Fund	4.5%
Thrivent Partner Mid Cap Value Fund	4.4%

These common stocks represent 91.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

generated excellent returns versus more conservative asset classes such as bonds and large-company stocks. The Fund’s aggressive allocation highlights these asset classes and ben-efited from market conditions over the period that rewarded investors who took risk.

What is your outlook?

At the end of 2005 and the first quarter of 2006, we began the process of implementing a selective reduction in our overweight exposure to the more risky equity asset classes and repositioning funds to select fixed income categories.

Expected total returns in certain fixed income categories are, in our estimation, reasonably competitive with those expected from equities, particularly in the area of high yield. Thus, we reduced our actual equity exposure from an overweight and repositioned assets to be consistent with the long-term target levels as suggested in our asset allocation work. These actions were not taken in anticipation of an expected significant decline in equity prices, but rather some indication that more risky assets were becoming richly valued and thus, could have more price sensitivity to any economic disruption or moderation in growth.

	Fund Facts
	As of April 28, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$110,750,152	$24,811,653
NAV	$11.71	$11.74
NAV — High†	4/19/2006 — $11.76	4/19/2006 — $11.79
NAV — Low†	11/1/2005 — $10.37	11/1/2005 — $10.38
Number of Holdings: 15		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

From
Inception
Class A1	6/30/2005

without sales charge	18.52%
with sales charge	12.02%

From
Inception
Institutional Class[1]	6/30/2005

Net Asset Value	18.97%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Moderately Aggressive Allocation Fund produced an 11.91% return during the period. For the same period, the Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.65% and 0.56%, respectively.

Stocks

As measured by the major benchmark indices, investment style was less significant as a performance factor in the reporting period, with value stocks and growth stocks achieving generally similar rates of returns within market capitalization ranges. There were meaningful differences, if stocks were differentiated across capitalizations, with small-and mid-cap companies achieving returns in excess of 20%, while large-cap companies centered more about low-double-digit returns. Foreign stocks, as measured by the MSCI Europe Australia and Far East (EAFE) Index, provided levels of returns similar to that of domestic mid- and small-cap companies, while emerging markets indices achieved results in excess of 40%, driven by unusual strength in commodity and energy prices.

Bonds

During the period, the bond market continued the trend it had followed for most of 2005. Interest rates rose meaningfully, while the yield curve continued to flatten, due to the Federal Reserve’s “measured” pace of raising short term rates. The federal funds rate increased another 0.75%, while 2-year and 30-year U.S. Treasury yields increased 0.57% and 0.47% basis points, respectively. Total returns across sectors of the bond market were divergent, with the riskiest sectors of the bond market, i.e. high yield and emerging market bonds, posting significantly better returns than the highest quality sectors. The Lehman Brothers Aggregate Index was up 0.56%, while the high yield market was up 4.95% . This return differential was due to continued solid corporate profitability, easy access to bank credit and exceptionally low default rates for the high yield sector of the market.

What factors affected the Fund’s performance?

The Fund’s strong return versus its two market benchmarks was largely attributable to a heavy weighting in stocks, which outperformed bonds over the period. In particular, our choice to overweight more aggressive asset classes such as international stocks and high-yield bonds aided

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Fund	15.8%
Thrivent Large Cap Growth Fund	14.6%
Thrivent Large Cap Stock Fund	12.7%
Thrivent Large Cap Value Fund	12.1%
Thrivent High Yield Fund	7.3%
Thrivent Income Fund	6.1%
Thrivent Limited Maturity Bond Fund	4.9%
Thrivent Small Cap Stock Fund	4.1%
Thrivent Mid Cap Stock Fund	4.1%
Thrivent Partner Small Cap Value Fund	3.7%

These common stocks represent 85.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

performance as prevailing market conditions favored investors who took risk. The Fund’s relatively aggressive stance with respect to overall stock weightings and sub-weightings of “risk asset classes” such as mid- and small-cap stocks and international stocks greatly aided performance.

What is your outlook?

At the end of 2005 and the first quarter of 2006, we began the process of implementing a selective reduction in our overweight exposure to the more risky equity asset classes and repositioning funds to select fixed income categories.

Expected total returns in certain fixed income categories are, in our estimation, reasonably competitive with those expected from equities, particularly in the area of high yield. Thus, we reduced our actual equity exposure from an overweight and repositioned assets to be consistent with the long-term target levels as suggested in our asset allocation work. These actions were not taken in anticipation of an expected significant decline in equity prices, but rather some indication that more risky assets were becoming richly valued and thus, could have more price sensitivity to any economic disruption or moderation in growth.

	Fund Facts
	As of April 28, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$251,667,004	$27,579,312
NAV	$11.40	$11.43
NAV — High†	4/21/2006 — $11.42	4/21/2006 — $11.45
NAV — Low†	11/1/2005 — $10.31	11/1/2005 — $10.32
Number of Holdings: 15	† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

From
Inception
Class A1	6/30/2005

without sales charge	15.38%
with sales charge	9.05%

From
Inception
Institutional Class[1]	6/30/2005

Net Asset Value	15.79%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Moderate Allocation Fund produced a 9.83% return during the period. For the same period, the Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.65% and 0.56%, respectively.

Stocks

As measured by the major benchmark indices, investment style was less significant as a performance factor in the reporting period, with value stocks and growth stocks achieving generally similar rates of returns within market capitalization ranges. There were meaningful differences, if stocks were differentiated across capitalizations, with small-and mid-cap companies achieving returns in excess of 20%, while large-cap companies centered more about low-double-digit returns. Foreign stocks, as measured by the MSCI Europe Australia and Far East (EAFE) Index, provided levels of returns similar to that of domestic mid- and small-cap companies, while emerging markets indices achieved results in excess of 40%, driven by unusual strength in commodity and energy prices.

Bonds

During the period, the bond market continued the trend it had followed for most of 2005. Interest rates rose meaningfully, while the yield curve continued to flatten, due to the Federal Reserve’s “measured” pace of raising short term rates. The federal funds rate increased another 0.75%, while 2-year and 30-year U.S. Treasury yields increased 0.57% and 0.47% basis points, respectively. Total returns across sectors of the bond market were divergent, with the riskiest sectors of the bond market, i.e. high yield and emerging market bonds, posting significantly better returns than the highest quality sectors. The Lehman Brothers Aggregate Index was up 0.56%, while the high yield market was up 4.95% . This return differential was due to continued solid corporate profitability, easy access to bank credit and exceptionally low default rates for the high yield sector of the market.

What factors affected the Fund’s performance?

The Fund’s strong return versus its two market benchmarks was largely attributable to a tactical overweight position to stocks which outperformed bonds over the reporting period. In particular, our choice to highlight “risk asset classes” such as international stocks and high-yield bonds aided

Top 10 Holdings
(% of Portfolio)

Thrivent Large Cap Growth Fund	12.7%
Thrivent Large Cap Stock Fund	11.9%
Thrivent Income Fund	11.9%
Thrivent Partner International
Stock Fund	11.7%
Thrivent Limited Maturity Bond Fund	11.7%
Thrivent Large Cap Value Fund	9.2%
Thrivent High Yield Fund	7.4%
Thrivent Small Cap Stock Fund	7.3%
Thrivent Money Market Fund	6.8%
Thrivent Mid Cap Stock Fund	6.2%

These common stocks represent 96.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

performance as prevailing market conditions favored investors who took risk. The Fund’s typical moderate allocation (60% stocks, 40% money market and bonds) also benefited from exposure to more aggressive sub-weightings within the stock allocation such as small- and mid-cap stocks and REITS.

What is your outlook?

At the end of 2005 and the first quarter of 2006, we began the process of implementing a selective reduction in our overweight exposure to the more risky equity asset classes and repositioning funds to select fixed income categories.

Expected total returns in certain fixed income categories are, in our estimation, reasonably competitive with those expected from equities, particularly in the area of high yield. Thus, we reduced our actual equity exposure from an overweight and repositioned assets to be consistent with the long-term target levels as suggested in our asset allocation work. These actions were not taken in anticipation of an expected significant decline in equity prices, but rather some indication that more risky assets were becoming richly valued and thus, could have more price sensitivity to any economic disruption or moderation in growth.

	Fund Facts
	As of April 28, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$262,613,804	$10,630,643
NAV	$11.05	$11.06
NAV — High†	4/21/2006 — $11.06	4/21/2006 — $11.07
NAV — Low†	11/1/2005 — $10.21	11/1/2005 — $10.22
Number of Holdings: 11	† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

From
Inception
Class A1	6/30/2005

without sales charge	12.43%
with sales charge	6.26%

From
Inception
Institutional Class[1]	6/30/2005

Net Asset Value	12.72%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Moderately Conservative Allocation Fund produced a 7.31% return during the period. For the same period, the Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.65% and 0.56%, respectively.

Stocks

As measured by the major benchmark indices, investment style was less significant as a performance factor in the reporting period, with value stocks and growth stocks achieving generally similar rates of returns within market capitalization ranges. There were meaningful differences, if stocks were differentiated across capitalizations, with small-and mid-cap companies achieving returns in excess of 20%, while large-cap companies centered more about low-double-digit returns. Foreign stocks, as measured by the MSCI Europe Australia and Far East (EAFE) Index, provided levels of returns similar to that of domestic mid- and small-cap companies, while emerging markets indices achieved results in excess of 40%, driven by unusual strength in commodity and energy prices.

Bonds

During the period, the bond market continued the trend it had followed for most of 2005. Interest rates rose meaningfully, while the yield curve continued to flatten, due to the Federal Reserve’s “measured” pace of raising short term rates. The federal funds rate increased another 0.75%, while 2-year and 30-year U.S. Treasury yields increased 0.57% and 0.47% basis points, respectively. Total returns across sectors of the bond market were divergent, with the riskiest sectors of the bond market, i.e. high yield and emerging market bonds, posting significantly better returns than the highest quality sectors. The Lehman Brothers Aggregate Index was up 0.56%, while the high yield market was up 4.95% . This return differential was due to continued solid corporate profitability, easy access to bank credit and exceptionally low default rates for the high yield sector of the market.

What factors affected the Fund’s performance?

The Fund outperformed the Lehman Aggregate Index of high-quality bonds and finished just below the S&P 500 Index of broad market large-company U.S. stocks. We’re pleased with this performance as the Fund’s typical allocation is centered on a moderately conservative balance (40% stocks, 60%

Top 10 Holdings
(% of Portfolio)

Thrivent Limited Maturity Bond Fund	28.4%
Thrivent Income Fund	11.6%
Thrivent Large Cap Growth Fund	9.9%
Thrivent Money Market Fund	9.8%
Thrivent Large Cap Stock Fund	8.0%
Thrivent Partner International
Stock Fund	7.6%
Thrivent Large Cap Value Fund	7.3%
Thrivent High Yield Fund	5.9%
Thrivent Small Cap Stock Fund	4.2%
Thrivent Mid Cap Stock Fund	4.2%

These common stocks represent 96.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

money market and bonds). We were able to capture a signifi-cant portion of the S&P 500 Index’s return through an overall overweight position to stocks versus bonds as well as modest exposure to “risk asset classes” such as small-, and mid-cap stocks and international stocks. A tactical overweight position to high-yield bonds also aided performance as this sector proved the most compelling in the broad fixed-income market.

What is your outlook?

At the end of 2005 and the first quarter of 2006, we began the process of implementing a selective reduction in our overweight exposure to the more risky equity asset classes and repositioning funds to select fixed income categories. Expected total returns in certain fixed income categories are, in our estimation, reasonably competitive with those expected from equities, particularly in the area of high yield. Thus, we reduced our actual equity exposure from an overweight and repositioned assets to be consistent with the long-term target levels as suggested in our asset allocation work. These actions were not taken in anticipation of an expected significant decline in equity prices, but rather some indication that more risky assets were becoming richly valued and thus, could have more price sensitivity to any economic disruption or moderation in growth.

	Fund Facts
	As of April 28, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$95,752,998	$3,532,828
NAV	$10.68	$10.70
NAV — High†	4/28/2006 — $10.69	4/28/2006 — $10.71
NAV — Low†	11/1/2005 — $10.13	11/1/2005 — $10.14
Number of Holdings: 11	† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

From
Inception
Class A1	6/30/2005

without sales charge	8.85%
with sales charge	2.88%

From
Inception
Institutional Class[1]	6/30/2005

Net Asset Value	9.23%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Technology Fund provided a 12.07% total return, while its Lipper Inc. Science & Technology Funds peer group posted a 13.08% median return. The Fund’s market benchmark, the Goldman Sachs Technology Industry Composite Index, returned 8.65% during the period.

What market conditions were present during
the period?

Stocks enjoyed a healthy advance during the period, with small- and mid-sized companies generally outperforming larger ones. While technology-related sectors — especially semiconductors and telecommunications — advanced, their contribution was muted relative to commodity- and industrial-related sectors, including energy, materials, transportation and machinery.

While high energy prices and rising interest rates pose some risk to the rate of economic growth, sustained growth in China, improving European and Japanese economies, strong domestic corporate investment, stable U.S. employment, and a developing confidence that interest rates were nearing a peak provided a favorable backdrop for U.S. stock markets. Investment spending for additional productivity improvements is a key factor in controlling costs and has created incremental optimism about technology expenditures.

What factors affected the Fund’s performance?

The Fund’s relative value-driven bias toward larger companies adversely affected our performance relative to our peer group. Within our Fund, as well as our peer group, the smaller, faster-growing companies provided the best performance, while our positioning in the larger, higher-quality segment of the sector did not achieve the same levels of returns.

The Fund outperformed its Goldman Sachs Technology Industry Composite Index, due to the index’s greater emphasis on hardware companies, which turned in weaker general performance, versus other areas of technology.

Apple Computer was a source of strong gains in the period but was offset by weakness in positions, such as IBM in the hardware segment and Intel in the semiconductor industry. Software was a significant contributor to performance, helped by holdings in RSA Security and Citrix Systems. Stock selection within telecommunications was a notable restraining factor in the Fund’s performance. The impact of emphasizing equipment over better-performing services was accentuated by the underperformance of holdings like Motorola, Lucent

Top 10 Holdings
(% of Portfolio)

Google, Inc.	3.0%
Apple Computer, Inc.	2.9%
Cisco Systems, Inc.	2.8%
QUALCOMM, Inc.	2.4%
Microsoft Corporation	2.2%
Texas Instruments, Inc.	1.9%
EMC Corporation	1.9%
Intel Corporation	1.9%
Oracle Corporation	1.8%
Yahoo, Inc.	1.8%

These common stocks represent 22.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Technologies and Comverse Technology. Media, while a smaller component of the Fund, stood out as a positive contributor to performance on the strength of a position in Shuffle Master.

What is your outlook?

A stabilizing interest rate environment, strong corporate profitability and cash flows, and a weaker dollar suggest a constructive environment for technology companies, though elevated commodity prices and a lack of revolutionary product cycles will remain governors on sentiment. Technology spending is likely to continue its mid-single-digit growth, with areas of strength likely to be in networking and infrastructure-oriented software.

We continue to believe business investment will determine a greater amount of marginal technology spending growth, especially in telecommunications, and the Fund is positioned accordingly. Additionally, we intend to broaden our exposure within newer, developing technology markets to better capture significant opportunities in sectors such as media, medical, and energy.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AATSX	BBTSX	THTIX
Transfer Agent ID	028	078	098
Net Assets	$44,990,910	$2,969,560	$2,250,699
NAV	$3.90	$3.73	$4.09
NAV — High†	4/20/2006 — $3.97	4/20/2006 — $3.80	4/20/2006 - $4.17
NAV — Low†	11/1/2005 — $3.47	11/1/2005 — $3.33	11/1/2005 - $3.64
Number of Holdings: 169		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	25.00%	(5.33%)	(14.93%)
with sales charge	18.18%	(6.40%)	(15.75%)

			From
			Inception
Class B1	1-Year	5 Years	7/1/2000

without sales charge	24.33%	(6.06%)	(15.53%)
with sales charge	20.33%	(6.06%)	(15.53%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/1/2000

Net Asset Value	25.46%	(4.65%)	(14.24%)

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management LLC

The Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small-capitalization companies. The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Fund perform during the six-month period ended April 28, 2006?

Thrivent Partner Small Cap Growth Fund gained 19.36%, performing in line with the median return of 19.55% for its peer group, as represented by the Lipper Small Cap Growth Funds Category. The Fund slightly underperformed the benchmark Russell 2000 Growth Index, which advanced 20.31% over the same time frame.

What market conditions were present during the period?

Small-capitalization stocks staged a powerful advance during the past six months, lifted in particular by the stellar returns of energy-related companies, commodity producers and industrial manufacturers. Oil and commodity prices continued to increase dramatically during the period. Both areas benefited from apparent improvements in the outlook for global economic growth, particularly in Europe and Japan, and an increasingly unsettled geopolitical environment in oil and commodity producing countries. Attempts by finan-cial and speculative investors to capitalize on opportunities in these markets likely helped exaggerate the price increases. Industrial companies benefited from increasing investment by emerging economies and higher spending by energy and commodity producers. Additionally, information technology companies provided attractive returns as capital investment continued to grow, spurred on by continued solid growth in the global economy. The financial and consumer sectors, while performing well on an absolute return basis, did not keep pace with the previously mentioned segments. Concerns about consumer purchasing power due to higher prices and higher interest rates weighed on those stocks.

What factors affected the Fund’s performance?

Health care companies contributed positively to the Fund’s overall results, with particularly good returns achieved by our holdings in Illumina and Animas. Several stocks in the financial segment also aided results with Investment Technology Group performing particularly well. Holdings in asset management companies also lifted the Fund’s returns as this segment benefited from the strong stock market advance. In the materials/commodity related segments of the markets, our positions in Eagle Materials and Titanium Metals provided superior returns. Internet retail companies NutriSystem and Vistaprint Limited made positive contributions to the Fund and energy company Parallel Petroleum achieved excellent returns.

Top 10 Holdings
(% of Portfolio)

Digital Insight Corporation	1.4%
Superior Energy Services, Inc.	1.2%
Tractor Supply Company	1.2%
Shaw Group, Inc.	1.1%
Gardner Denver, Inc.	1.1%
American Medical Systems
Holdings, Inc.	1.1%
ValueClick, Inc.	1.1%
Integra LifeSciences Holdings
Corporation	1.0%
Intermec, Inc.	1.0%
Jupitermedia Corporation	0.9%

These common stocks represent 11.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The return shown does not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Fund underperformed the Russell Index primarily because of poor stock selection in the information technology segment of the Fund. Within technology, communications equipment companies SafeNet and Avocent provided disappointing returns. Also, software companies FileNet and Kronos, as well as internet software companies ValueClick and Websense, did not perform well.

What is your outlook?

The economy and corporate profits continue to grow at a slower, but possibly more sustainable pace, and the core inflation rate remains tame (2.1% annualized). Consequently, the Federal Reserve’s interest rate hikes appear to be coming to an end. From the consumers’ perspective, the low unemployment rate appears to be offsetting the ill effects of higher energy prices. In addition, corporate profits, which drive stock prices in the long run, are expected by Wall Street analysts to grow at a double-digit rate this year. All told, the backdrop for equities remains solid. However, we believe the recent superior performance of small-cap stocks is unlikely to be sustained and investors should expect more moderate returns going forward.

	Fund Facts
	As of April 28, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$12,368,567	$20,276,743
NAV	$12.27	$12.29
NAV — High†	4/19/2006 — $12.51	4/19/2006 — $12.53
NAV — Low†	11/1/2005 — $10.18	11/1/2005 — $10.18
Number of Holdings: 177	† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

From
Inception
Class A1	6/30/2005

without sales charge	22.70%
with sales charge	15.97%

From
Inception
Institutional Class[1]	6/30/2005

Net Asset Value	22.90%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Partner Small Cap Value Fund gained 18.47%, outperforming the median return of 16.41% for its peer group, as represented by the Lipper Small Cap Value Funds Category. The Fund also beat its benchmark, the Russell 2000 Value Index, which advanced 17.52% during the period.

What market conditions were present during
the period?

Small-company stocks staged a powerful advance over the six month period, lifted in particular by the stellar returns of energy-related companies, commodity producers and industrial manufacturers. Oil and commodity prices continued to increase dramatically during the period. Both areas benefited from apparent improvements in the outlook for global economic growth, particularly in Europe and Japan, and an increasingly unsettled geopolitical environment in oil and commodity producing countries. Attempts by financial and speculative investors to capitalize on opportunities in these markets likely helped exaggerate the price increases. Industrial companies benefited from increasing investment by emerging economies and higher spending by energy and commodity producers. Additionally, information technology companies provided attractive returns as capital investment continued to grow, spurred on by continued solid growth in the global economy. The financial and consumer sectors, while performing well on an absolute return basis, did not keep pace with the previously mentioned segments. Concerns about consumer purchasing power due to higher prices and higher interest rates weighed on those stocks.

What factors affected the Fund’s performance?

The Fund outperformed the peer group and benchmark index due to strong stock selection in a number of sectors across the portfolio. For example, financial and energy stocks performed particularly well during the period. In the financial sector, our real estate investment trust (REIT) holdings outperformed the average by a wide margin, and our position in Piper Jaffray Companies added nicely to the Fund’s results. In the energy sector, the Fund’s emphasis on energy equipment and service companies had a meaningful impact on its returns with excellent performance from companies like TETRA Technologies and W-H Energy Services. Health care was also a bright spot in the Fund as the biotechnology company Diversa Corporation achieved notable price gains.

The Fund’s insufficient exposure to select industries in information technology, particularly semiconductor companies, hindered its returns. However, our individual holdings in this industry performed well. In electronic equipment, the

Top 10 Holdings
(% of Portfolio)

Texas Regional Bancshares, Inc.	1.3%
First Republic Bank	1.3%
Genesee & Wyoming, Inc.	1.2%
Kirby Corporation	1.2%
Carpenter Technology Corporation	1.1%
ProAssurance Corporation	1.1%
Dollar Thrifty Automotive Group, Inc.	1.1%
Hub Group, Inc.	1.1%
W-H Energy Services, Inc.	1.0%
Whiting Petroleum Corporation	1.0%

These common stocks represent 11.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

return from Methode Electronics was sub-par for the period but was offset by strong returns achieved in IT services company, StarTek. In the consumer discretionary segment, CSS Industries performed poorly as did Cutter & Buck in the apparel segment and the retailer Stein Mart.

What is your outlook?

The U.S. economy appears to be in good condition as the expansion enters its fifth year. We are optimistic that robust business spending and strong global industrial demand will replace weaker consumer spending as the main driver of economic growth. Over the past six years, small-cap stocks have outperformed large-caps by a substantial margin, and the first quarter saw a dramatic continuation of small-cap performance leadership. We are cautious given the historically high relative values for small-cap stocks. However, small-caps have defied the odds for some time now, and we would not be surprised to see them continue to do so, albeit at a more moderate pace.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALVX	BBSVX	TPSIX
Transfer Agent ID	032	082	099
Net Assets	$82,238,851	$6,057,428	$33,367,418
NAV	$15.57	$14.89	$16.13
NAV — High†	4/19/2006 — $15.89	4/19/2006 — $15.20	14/19/2006 — $16.46
NAV — Low†	12/19/2005 — $13.43	12/20/2005 — $12.85	12/30/2005 — $13.92
Number of Holdings: 139		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

		From
		Inception
Class A1	1-Year	7/17/2001

without sales charge	32.62%	15.03%
with sales charge	25.34%	13.68%

		From
		Inception
Class B1	1-Year	7/17/2001

without sales charge	31.42%	14.05%
with sales charge	27.42%	13.92%

		From
		Inception
Institutional Class[1]	1-Year	7/17/2001

Net Asset Value	33.56%	15.94%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Small Cap Stock Fund produced a 18.17% return, while its Lipper Inc. Small Cap Core Funds peer group posted a 17.42% median return. The Fund’s market benchmark, the Russell 2000 Index, returned 18.91% during the period.

What market conditions were present during
the period?

Strong economic growth continued, particularly during the first four months of 2006. This, along with stable inflation figures, provided a constructive environment for investing in small-company stocks. Also driving small-company stock performance were continued high flows of cash into small-company mutual funds and exchange-traded funds, as investors generally tilted their portfolios toward more risky asset classes.

While higher-quality companies led small-company performance during the first part of the period, lower-quality stocks rallied from January through April. The materials, energy and industrials sectors were major market drivers, with more speculative names — particularly in commodities stocks — posting the best returns. Lower-quality technology companies also performed especially well.

What factors affected the Fund’s performance?

The Fund was well positioned for conditions during the period. Within the industrial sector our investments in machinery and marine stocks did particularly well. Also helping our performance were investments in hotel real estate investment trusts (REITs), banking and retail apparel. Media stocks performed poorly in the period, but our small exposure limited the impact on the portfolio.

Detracting from the Fund’s performance was an underweight in metals and mining companies, as the prices of commodities continued to soar. Our continued emphasis on quality affected our performance in our technology holdings, as lower-quality companies achieved higher returns in the period. Both of these factors contributed to the Fund trailing its Russell 2000 benchmark index.

What is your outlook?

We remain generally optimistic about the prospects for the market and the economy as we move into 2006. Factors that might cause us to take a more cautious view of the markets would be an acceleration in inflation, higher energy prices, declining global demand (particularly in Asia), or lower job growth. We will be monitoring these factors closely.

Top 10 Holdings
(% of Portfolio)

iShares Russell 2000 Index Fund	1.2%
iShares S&P SmallCap 600 Index Fund	1.0%
HCC Insurance Holdings, Inc.	0.8%
Affiliated Managers Group, Inc.	0.7%
Shuffle Master, Inc.	0.7%
URS Corporation	0.6%
Genlyte Group, Inc.	0.6%
Oshkosh Truck Corporation	0.6%
Piper Jaffray Companies	0.6%
Trimble Navigation, Ltd.	0.6%

These common stocks represent 7.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Another concern is investors’ growing complacency toward risk. We are well aware that the market has become more speculative, and we will pay close attention to valuations, fundamentals and quality.

There has been a clear shift in investor preference toward growth stocks, as it is becoming harder for companies to continue boosting earnings by improving margins and lowering costs. As a result, we have focused our attention on finding higher-quality companies that can grow revenues and profits in a maturing economic cycle. Given corporate America’s need to reinvest for growth and continued global infrastructure investment, we remain overweighted in industrial stocks. We also will maintain a modest overweighted position in technology stocks and remain underweighted in the consumer and basic materials areas.

With substantial cash on corporate balance sheets, we anticipate that many companies will begin realizing that growth through reinvestment is vital to their long-term viability. Given the excess cash on corporate balance sheets and massive inflows into private equity and leveraged buy-out funds, we expect a significant acceleration of merger and acquisition activity during the remainder of 2006.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASMX	BBSMX	TSCSX
Transfer Agent ID	024	074	094
Net Assets	$499,179,017	$19,785,951	$57,973,694
NAV	$18.82	$16.82	$20.12
NAV — High†	4/20/2006 — $19.11	12/14/2005 — $17.26	4/20/2006 — $20.43
NAV — Low†	12/19/2005 — $16.60	12/19/2005 — $14.89	12/19/2005 — $17.71
Number of Holdings: 288		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/1996

without sales charge	31.39%	11.88%	12.05%
with sales charge	24.17%	10.62%	11.41%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	30.06%	10.74%	10.56%
with sales charge	26.06%	10.74%	10.56%

			From
			Inception
Institutional Class[1]	1-Year	5 Years 12/29/1997

Net Asset Value	32.11%	12.58%	11.55%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Fund seeks capital growth that tracks the performance of the S&P Small Cap 600 Index by investing primarily in common stocks of the Index.

How did the Fund perform during the six-month period ended April 28, 2006?

The Fund gained 16.44%, while its benchmark index, the S&P SmallCap 600, returned 16.94% . The difference reflects the Fund’s fees and expenses.

What market conditions were present during the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong and economic growth, although volatile from quarter-to-quarter, was solid. Small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best-performing sectors included industrials, materials, telecommunications and energy. Domestically and internationally, companies increased capital spending, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, larger software and consumer staples companies.

What factors affected the Fund’s performance?

The Fund is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small-stock performance. We seek to maintain a fully invested portfolio with limited transactions to keep costs to a minimum. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

During the reporting period, all major equity markets advanced, but small-capitalization issues generated particularly good returns. The small-cap segment tends to include companies that offer more exposure and operating sensitivity to an improving economic cycle such as producers of commodity and industrial goods. These companies are enjoying particularly favorable operating environments. Additionally, this segment is often associated with more volatile and potentially higher return investment opportunities than its large-cap counterpart. In this reporting period, investors’ appetite for risky asset classes remained quite high, as it has in recent years.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Small-cap stocks have outperformed large-cap issues dating back to the peak in the prior bull market in 2000. For many stocks in this segment, valuations fully reflect the improvement in operations and earnings that have occurred in this cycle, and this may limit the immediate upside potential for the sector. In addition, history tells us that as an economic cycle matures, investor preference for risky assets diminishes, and a rotation in relative performance often occurs toward large, established companies. While we agree this risk is present, we believe the economic cycle and stock market continue to provide opportunity for growth. However, the premium return for the small-capitalization sector is likely to be limited in the future.

The Fund will remain fully invested in a portfolio designed to track the performance of the S&P SmallCap 600 Index, offering investors an attractive opportunity to take advantage of the growth potential of the broad, diversified marketplace for small-cap stocks.

Fund Facts
As of April 28, 2006
A Share
—————————
Ticker	AALSX
Transfer Agent ID	029
Net Assets	$52,692,554
NAV	$16.30
NAV — High†	4/19/2006 — $16.58
NAV — Low†	11/1/2005 — $14.24
Number of Holdings: 603	† For the period ended April 28, 2006

Average Annual Total Returns[2]
	As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	30.31%	12.04%	10.52%
with sales charge	23.16%	10.78%	9.46%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% ..

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How the Fund perform for the six-month
period ended April 28, 2006?

For the first half of its fiscal year, Thrivent Mid Cap Growth Fund posted a net return of 15.15% . Its peer group, the Lipper Mid Cap Growth Funds Category, returned 16.63%, while its benchmark, the Russell Midcap Growth Index, posted 15.18% for the same time period.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong, with small- and mid-sized company stocks outpacing their larger-cap counterparts. In the broad market, the best-performing sectors included industrials, materials, telecommunication and energy. Within the mid-cap growth segment, information-technology companies also performed well. In the United States and abroad, companies accelerated capital expenditures, which, in turn, benefited machinery and manufacturing stocks in the industrial sector and metals stocks in the materials sector. Meanwhile, information technology (IT) stocks benefited from the corporate sector’s continued willingness to invest in IT-related ventures in an effort to boost productivity. Conversely, underperforming areas of the broad market included health care services, utilities, larger software and consumer-staples companies.

Economic data released over the period were somewhat volatile due to the disruptive effects of the 2005 hurricane season on employment, income and energy prices. Nonetheless, on average the economy continued to show solid growth and, in light of that, Federal Reserve board policy makers continued to lift short-term interest rates in an effort to slow the real growth trajectory of the economy to around 3%, a level deemed by the central bank as consistent with keeping inflation risks contained. Rising commodity and precious metals prices dictated more vigilance on the part of the Federal Reserve, which maintained its clarity in signaling its intention to enact further rate hikes in its pursuit of price stability.

What factors affected the Fund’s performance?

The Fund’s performance versus its peer group was limited due to the Fund’s health care related holdings, which experienced particular difficulty in the second half of the period. Although they fared reasonably well through January, the portfolio’s HMO and hospital stocks struggled thereafter amidst increasing investor pessimism toward this industry. Difficulties in reimbursement rates, fears regarding unfavorable cost trends and potential structural changes to the health care industry that could result from the upcoming fall 2006 elections all caused many of these stocks to fall out of favor with investors despite sound fundamentals.

Top 10 Holdings
(% of Portfolio)

NII Holdings, Inc.	1.1%
Broadcom Corporation	0.8%
Corporate Executive Board Company	0.8%
Precision Castparts Corporation	0.8%
Microchip Technology, Inc.	0.7%
Cognizant Technology Solutions
Corporation	0.6%
Station Casinos, Inc.	0.6%
Monster Worldwide, Inc.	0.6%
Network Appliance, Inc.	0.6%
DaVita, Inc.	0.6%

These common stocks represent 7.2% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

On the positive side, the Fund’s industrials stocks definitively added to performance. Stocks in this industry sector performed well, due to a still-strong global economy and robust demand. In addition, we enjoyed successful stock selection within this category, particularly among materials-, metals-, steel- and gold-related stocks.

Active management of our exposure to energy-related issues provided another positive impact to returns. While we were roughly neutral to the benchmark in terms of our overall exposure to these stocks, our decision to emphasize drilling and oil services companies — as opposed to the larger, diversified oil companies themselves — added to performance. Drilling and services companies in the energy industry have continued to outperform over recent months, thanks to voracious global demand for energy and consistently good pricing power.

What is your outlook?

We continue to favor technology and industrials stocks, which, in our opinion, are poised for steady growth due to the global economic expansion we currently enjoy. Conversely, we believe some of the more consumer-oriented sectors, such as retail, restaurants and homebuilding, may present more risk, as the U.S. economy begins to exhibit signs of increasing inflation risk and a slowdown in economic growth. Since these factors would likely affect consumer-spending levels, we are likely to remain cautious on consumer-dependent names until valuations become more compelling. Similarly, we suspect energy-related stocks may be approaching their peak, and as such, we will selectively trim our exposure to these holdings as we deem appropriate.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBMGX	LUGBX	LBMIX
Transfer Agent ID	058	358	458
Net Assets	$295,234,932	$33,713,358	$24,896,298
NAV	$16.80	$15.62	$17.84
NAV — High†	4/20/2006 — $17.12	4/20/2006 — $15.93	4/20/206 — $18.18
NAV — Low†	11/1/2005 — $14.61	11/1/2005 — $13.66	11/1/2005 — $15.46
Number of Holdings: 327		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	5/30/1997

without sales charge	29.73%	3.91%	9.08%
with sales charge	22.63%	2.73%	8.38%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	28.35%	3.01%	7.65%
with sales charge	24.35%	3.01%	7.65%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	30.70%	4.83%	8.89%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell MidCap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.

How did the Fund perform during the six-month
period ended April 28, 2006?

The Thrivent Partner Mid Cap Value Fund gained 11.84%, underperforming the median return of 14.17% for its peer group, as represented by the Lipper Mid Cap Value Funds Category. The Fund also fell short of the benchmark Russell Midcap Value Index, which advanced 13.58% over the same time frame.

What market conditions were present during
the period?

Commodity and oil prices exploded during the semiannual reporting period ending in April. In fact, base and precious metals experienced extraordinary increases in market prices with some achieving unprecedented levels. The continued strength in the global economy was certainly a major factor in the price increases. However, they were also driven in part by the increased participation of financial and speculative investors in commodities, which contributed to a distortion in prices.

Mid-capitalization stocks provided higher levels of returns than large-caps during the six months but did not keep pace with stocks in the small-cap segment. Manufacturing and industrial companies, materials and commodity producers and information technology companies provided the most attractive results in the mid-cap segment. Health care and utilities delivered more modest, single-digit returns. Energy, a market-leading sector in most other areas of the market, achieved returns more in line with the averages in the mid-cap group. This followed a period of extraordinary gains for mid-cap energy stocks earlier in 2005.

What factors affected the Fund’s performance?

Poor stock selection in the energy segment was the primary reason the Fund underperformed during the period. Specifically, the Fund’s holdings in the exploration and storage industries did not keep pace with the advance in either energy stocks or the overall portfolio. Likewise, in the technology segment of the Fund, our holdings in technology distribution companies like Ingram Micro and CDW Corporation did not perform as well as other companies in the industry or the overall market. Our emphasis on electric utility companies also had a negative impact on returns, as those companies did not participate in the overall market advance.

On the positive side, the Fund realized strong performances from our holdings in media and advertising (Dow Jones & Company and Lamar Advertising), Autoliv in the automotive components business and Federated Department Stores and J.C. Penney Company in the retail industry. Casino company Harrah’s Entertainment also contributed favorably to the Fund’s return. Additionally, Archer-Daniels-Midland Company

Top 10 Holdings
(% of Portfolio)

J.C. Penney Company, Inc.
(Holding Company)	2.7%
Entergy Corporation	2.2%
Harrah's Entertainment, Inc.	2.1%
Ambac Financial Group, Inc.	2.1%
EOG Resources, Inc.	1.9%
Bear Stearns Companies, Inc.	1.9%
PG&E Corporation	1.8%
Range Resources Corporation	1.8%
PPL Corporation	1.7%
Apartment Investment &
Management Company	1.6%

These common stocks represent 19.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

rose in price as the market’s interest in alternative fuel beneficiaries drew attention to its production capabilities.

What is your outlook?

We continue to identify what we believe to be quality companies trading at attractive prices. While high commodity, regulatory and operating costs will challenge some companies, we believe a robust merger and acquisition environment is a positive trend for the market. Additionally, we continue to believe that investors are less complacent about secular growth assumptions underlying the technology, health care and media sectors. As in the past, we believe our quality focused investment style, which is driven by fundamental analysis and disciplined valuation, positions us well for the environment ahead.

	Fund Facts
	As of April 28, 2006
	A Share	Institutional Share
	—————————	—————————
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$6,533,624	$15,075,153
NAV	$11.29	$11.30
NAV — High†	4/21/2006 — $11.35	4/21/2006 — $11.36
NAV — Low†	11/1/2005 — $10.11	11/1/2005 — $10.12
Number of Holdings: 98		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

From
Inception
Class A1	6/30/2005

without sales charge	16.29%
with sales charge	8.63%

From
Inception
Institutional Class[1]	6/30/2005

Net Asset Value	16.62%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell MidCap Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell MidCap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Mid Cap Stock Fund outperformed its peer group and broad market benchmark during the semiannual reporting period with a return of 15.37% . The peer group of Lipper Mid Cap Core Funds recorded a median return of 14.64% . The benchmark S&P MidCap 400 Index gained 15.26% over the same time frame.

What market conditions were present during
the period?

The performance disparity continued between the various capitalization ranges in the equity markets, with the smallest companies turning in the best results. Mid-sized company stocks also delivered excellent returns and outpaced large-cap stocks. In fact, all the sectors within the mid-cap market produced positive returns for the six-month period. The three best-performing areas — industrials, information technology and energy — generated returns in excess of 20%. Although consumer staples, telecommunication services and utilities were the worst-performing sectors, they still managed to produce modest gains for the period.

What factors affected the Fund’s performance?

Strong stock selection, as well as favorable sector weightings, helped the Fund outperform its peer group and index. Three sectors — industrials, consumer discretionary and health care — proved to be the most advantageous to our performance. In industrials, the Fund was rewarded for its larger-than-index weighting in the construction and farm machinery industry and its solid stock selection. The machinery segment benefited from global economic strength, as companies put their cash to work buying equipment. Several standouts included Manitowoc Company, a producer of cranes; Oshkosh Truck, a specialty truck manufacturer; and Deere & Company, a farm equipment manufacturer. We were also rewarded for a larger-than-index weighting in the road and railroads industry. Railroads ben-efited from higher volumes which led to increased pricing and earnings growth. Two top performers were Burlington Northern Santa Fe and Canadian National Railway.

Within the consumer discretionary sector, the Fund was aided by its lower-than-index position in media stocks, as this segment’s performance lagged. We also gained from a higher-than-index weighting in casino and gaming stocks such as Harrah’s Entertainment and Boyd Gaming Corporation, which benefited from stronger-than-expected earnings growth.

In health care, biotechnology firm Vertex Pharmaceuticals was a standout contributor with its strong pipeline of drugs and recent good clinical trial results for its new Hepatitis C drug. Additionally, the Fund was aided by our shift to a lower-than-index weighting in the managed health care

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.	1.4%
URS Corporation	1.4%
Republic Services, Inc.	1.2%
Harrah's Entertainment, Inc.	1.0%
PPG Industries, Inc.	1.0%
Mohawk Industries, Inc.	1.0%
Lubrizol Corporation	1.0%
Staples, Inc.	1.0%
PartnerRe, Ltd.	0.9%
Advanced Medical Optics, Inc.	0.9%

These common stocks represent 10.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

industry, as we felt valuations in this area were unattractive. We benefited from owning Webmd Health, which experienced strong growth in its Internet advertising, due to a shift toward consumer-driven health care.

A few stocks in the materials and consumer staples sectors were negative contributors during the period. Two packaging manufacturers, Crown Holdings and Owens-Illinois, were negatively affected by increasing raw material costs. On the consumer side, Smithfield Foods was hindered by pricing pressures for protein-related products, while Hershey Company was dragged down by significant increases in sugar costs.

What is your outlook?

We have reduced the Fund’s energy weighting to below average after maintaining a higher-than-index stance for the past three years. We are concerned about production increases, above-average inventories of natural gas and crude oil and a slowdown in the growth of demand. Also, we are increasing our allocation to information technology stocks and now have a larger-than-index weighting. We believe technology looks attractive as many companies are increasing capital expenditures to take advantage of triple-play services and on-demand computing.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASCX	BBSCX	TMSIX
Transfer Agent ID	021	083	051
Net Assets	$1,039,094,146	$22,518,844	$88,500,954
NAV	$18.61	$16.48	$19.55
NAV — High†	12/14/2005 — $19.21	12/14/2005 — $17.28	12/14/2005 — $20.06
NAV — Low†	12/19/2005 — $16.96	12/19/2005 — $15.08	12/19/2005 — $17.79
Number of Holdings: 185		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	32.43%	7.49%	8.36%
with sales charge	25.11%	6.27%	7.74%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	31.08%	6.26%	8.87%
with sales charge	27.08%	6.26%	8.87%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	33.02%	8.08%	9.58%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

The Fund generated a return of 14.70%, compared to 15.26% for the S&P MidCap 400 Index over the same period.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong, and economic growth, although volatile from quarter-to-quarter, was solid. Small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best-performing sectors included industrials, materials, telecommunications and energy. Domestically and internationally, companies increased capital spending, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, larger software and consumer staples companies.

During the reporting period, all major equity markets advanced, but mid-capitalization issues realized particularly good returns. The mid-cap segment tends to include companies that offer more direct exposure and operating sensitivity to an upward trend in the economic cycle. This includes producers of commodity and industrial goods. These companies are finding the current environment to be particularly favorable, and the Fund has benefited as a result.

What factors affected the Fund’s performance?

Because it is designed to invest in a way that reflects an index, in this case, the S&P MidCap 400 Index, the only changes made to the Fund are done so to reconcile with any alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

During the reporting period, all major equity markets advanced and mid-capitalization stocks participated, achieving returns in excess of large-cap issues but short of those earned in the small-cap segment. Small- and mid-cap stocks with more economic sensitivity were beneficiaries of the environment during the past six months. In addition, since these segments are often considered a higher-risk, higher-reward type of investment, they benefited from the increased appetite investors showed toward asset classes that are farther out on the risk scale.

Top 10 Holdings
(% of Portfolio)

Peabody Energy Corporation	1.2%
Expeditors International
of Washington, Inc.	0.7%
Cognizant Technology Solutions
Corporation	0.6%
Smith International, Inc.	0.6%
Precision Castparts Corporation	0.6%
ENSCO International, Inc.	0.6%
Joy Global, Inc.	0.6%
Microchip Technology, Inc.	0.6%
Noble Energy, Inc.	0.6%
C.H. Robinson Worldwide, Inc.	0.5%

These common stocks represent 6.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

The Fund will remain fully invested in a portfolio designed to track the performance of the S&P MidCap 400 Index, offering investors an attractive opportunity to take advantage of the growth potential of the broad, diversified marketplace for mid-cap stocks.

Mid-cap issues have outperformed large-cap stocks dating back to the peak in the prior bull market that ended in 2000. For many stocks in this segment, valuations fully reflect the improvement in operations and earnings that have occurred in this cycle, and this may limit the immediate upside potential for the sector. In addition, history tells us that as an economic cycle matures, investors’ preference for risky assets diminishes and a rotation in relative performance often occurs toward large, established companies. While we agree this risk is present, we believe the economic cycle and the stock market continue to provide an opportunity for growth. However, the premium return to the mid-cap sector is likely to be reduced in the future.

Fund Facts
As of April 28, 2006
A Share
—————————
Ticker	AAMIX
Transfer Agent ID	030
Net Assets	$68,597,827
NAV	$14.77
NAV — High†	4/20/2006 — $14.90
NAV — Low†	12/19/2005 — $13.56
Number of Holdings: 403	† For the period ended April 28, 2006

Average Annual Total Returns[2]
	As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	27.37%	9.50%	8.60%
with sales charge	20.38%	8.26%	7.56%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% ..

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

The Fund generated a return of 14.69%, compared to 15.26% for the S&P MidCap 400 Index over the same period.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong, and economic growth, although volatile from quarter-to-quarter, was solid. Small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best-performing sectors included industrials, materials, telecommunications and energy. Domestically and internationally, companies increased capital spending, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, larger software and consumer staples companies.

During the reporting period, all major equity markets advanced, but mid-capitalization issues realized particularly good returns. The mid-cap segment tends to include companies that offer more direct exposure and operating sensitivity to an upward trend in the economic cycle. This includes producers of commodity and industrial goods. These companies are finding the current environment to be particularly favorable, and the Fund has benefited as a result.

What factors affected the Fund’s performance?

Because it is designed to invest in a way that reflects an index, in this case, the S&P MidCap 400 Index, the only changes made to the Fund are done so to reconcile with any alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

During the reporting period, all major equity markets advanced and mid-capitalization stocks participated, achieving returns in excess of large-cap issues but short of those earned in the small-cap segment. Small- and mid-cap stocks with more economic sensitivity were beneficiaries of the environment during the past six months. In addition, since these segments are often considered a higher-risk, higher-reward type of investment, they benefited from the increased appetite investors showed toward asset classes that are farther out on the risk scale.

Top 10 Holdings
(% of Portfolio)

Peabody Energy Corporation	1.2%
Expeditors International
of Washington, Inc.	0.6%
Cognizant Technology Solutions
Corporation	0.6%
Smith International, Inc.	0.6%
Precision Castparts Corporation	0.6%
ENSCO International, Inc.	0.6%
Microchip Technology, Inc.	0.5%
Noble Energy, Inc.	0.5%
Joy Global, Inc.	0.5%
C.H. Robinson Worldwide, Inc.	0.5%

These common stocks represent 6.2% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

The Fund will remain fully invested in a portfolio designed to track the performance of the S&P MidCap 400 Index, offering investors an attractive opportunity to take advantage of the growth potential of the broad, diversified marketplace for mid-cap stocks.

Mid-cap issues have outperformed large-cap stocks dating back to the peak in the prior bull market that ended in 2000. For many stocks in this segment, valuations fully reflect the improvement in operations and earnings that have occurred in this cycle, and this may limit the immediate upside potential for the sector. In addition, history tells us that as an economic cycle matures, investors’ preference for risky assets diminishes and a rotation in relative performance often occurs toward large, established companies. While we agree this risk is present, we believe the economic cycle and the stock market continue to provide an opportunity for growth. However, the premium return to the mid-cap sector is likely to be reduced in the future.

Fund Facts
As of April 28, 2006
Institutional Share
—————————
Ticker	AALMX
Transfer Agent ID	097
Net Assets	$24,777,777
NAV	$14.24
NAV — High†	4/20/2006 — $14.36
NAV — Low†	12/19/2005 — $13.08
Number of Holdings: 403	† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

		From
		Inception
Institutional Class[1]	1-Year	5 Years 12/31/1999

Net Asset Value	27.50%	10.13% 10.43%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period
ended April 28, 2006?

During the semiannual reporting period, Thrivent Partner International Stock Fund advanced 21.91% . Its return fell slightly short of the peer group median return of 22.99%, as represented by the Lipper International Large Cap Core Funds category. The Fund also underperformed its benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, which advanced 23.10% for the period.

What market conditions were present during
the period?

International stocks participated in the global equity market rally that began in October 2005 and continued throughout the reporting period. The rally was supported by increasing signs of accelerating economic growth (particularly in Germany and Japan), a modest deterioration of the dollar’s value in global currency markets and continued strong fund flows from investors seeking to add non-U.S. exposure to their portfolios. Emerging markets performed extremely well over the period, benefiting from the “halo effect” of strong commodity prices. Many countries included in the emerging markets indices have companies with significant exposure to energy or metals production. Also, Japanese stocks produced strong results in the period, as its economy appeared to be breaking out of an extended period of economic malaise characterized by stagnant-to-negative real growth and deflation. European stocks were supported by an improvement in economic activity, an increase in merger and acquisitions funded by record inflows of private equity funds and tangible improvements in corporate Europe’s cost control efforts.

What factors affected the Fund’s performance?

Fund performance, while outstanding on an absolute basis, fell slightly short of its peer group and benchmark index. The growth segment of the portfolio accounted for the shortfall versus both the peers and the benchmark. Specifically, stock selection was the main factor, particularly in the materials, business services and consumer discretionary segments of the growth portfolio. On the other hand, the value segment achieved returns modestly ahead of both the peers and benchmark, but not of sufficient magnitude to fully mitigate the growth segment shortfall.

Stock selection in the energy segment added value with particularly good performance from our oil service holdings of Saipem and Keppel. The Fund’s small position in emerging markets also aided its returns. In addition, telecommunications and materials had a favorable impact on the Fund’s results. However, results from our holdings in the

Top 10 Countries
(% of Portfolio)

Japan	22.9%
United Kingdom	14.8%
Switzerland	8.6%
France	7.5%
Italy	6.7%
Germany	6.2%
Spain	3.8%
South Korea	3.6%
Netherlands	2.4%
Australia	2.2%

These common stocks represent 78.7% of the total
investment portfolio.

*International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top Countries are subject to change.

The lists of Top Industries and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

capital goods/industrial segment were mixed. Specifically, Atlas Copco and Schneider Electric achieved solid returns which were offset by weakness in transport infrastructure companies Macquarie Infrastructure and Transurban. Returns from our holdings in the financial sector were mixed, with companies like UniCredito Italiano performing well, but our Japanese financial holdings showing weakness.

What is your outlook?

Over the past few years, international markets have bene-fited from favorable liquidity conditions. However, for the first time in 15 years, all G3 central banks are simultaneously tightening their monetary policies. The impact of these higher interest rates could produce a headwind for stocks in the coming months. That said, corporate profitability is generally robust, and we expect companies to continue generating positive earnings growth, albeit at a slower rate. We believe a slowdown in Chinese growth or in U.S. consumption will continue to be the largest influencers of global growth in the near term.

Europe is experiencing its biggest merger and acquisition (M&A) boom in six years. A significant number of the Fund’s European holdings are actively involved in M&A activity, as either targets or acquirers, for all or parts of their businesses. We continue to view developments in Japan positively. Valuation premiums historically associated with that country’s equities have all but disappeared. In particular, our outlook remains positive for Japanese financial stocks. We are also finding good values among Japanese industrial companies.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAITX	BBITX	TISFX
Transfer Agent ID	023	084	093
Net Assets	$354,333,635	$16,570,034	$132,822,660
NAV	$12.76	$12.33	$12.97
NAV — High†	4/28/2006 — $12.76	4/28/2006 — $12.33	4/28/2006 — $12.97
NAV — Low†	11/16/2005 — $10.60	11/16/2005 — $10.19	11/16/2005 — $10.81
Number of Holdings: 171		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	32.57%	5.38%	5.02%
with sales charge	25.23%	4.20%	4.43%

			From
			Inception
Class B1	1-Year	5 Years	10/31/97

without sales charge	31.17%	4.43%	4.53%
with sales charge	27.17%	4.43%	4.53%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/97

Net Asset Value	33.48%	6.32%	5.75%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform for the six-month
period ended April 28, 2006?

Thrivent Large Cap Growth Fund delivered a net return of 7.44%, keeping pace with its peer group, the Lipper Large Cap Growth Funds Category, which also returned 7.44%, and outpacing its benchmark, the Russell 1000 Growth Index, which posted a return of 7.06% for the same time frame.

What market conditions were present during
the period?

The period began with a mild but much-needed rally for U.S. equities in late 2005. After a difficult year for stocks at-large, the year-end improvement helped push most of the major stock indices into positive territory for that year. Once 2006 began, this trend strengthened, and equities continued to post positive returns through the end of the review period, boosted in part by favorable earnings surprises released in the first quarter.

Oddly, this positive momentum for equities prevailed, despite rising interest rates, heightened inflationary pressures and a declining U.S. dollar. While large-cap stocks posted reasonably good performance, they failed to keep pace with the strong earnings growth generated by mid-and small-cap companies. The convergence of these factors helped mid- and small-capitalization stocks enjoy a solid margin of outperformance for the period.

What factors affected the Fund’s performance?

Individual security selection among health care stocks stood out as the most significant detractor to performance this period, thwarting our efforts to outperform the median of the Fund’s peer group. Select medical-equipment stocks like St. Jude Medical struggled, due to a slowdown in demand and investors’ overall wariness of the health care sector at large, and ultimately held back our returns.

On the positive side, our decision to emphasize brokerage stocks within financial services provided a substantial boost to performance, since brokerage-related financial companies performed well this period, thanks to strong advances in the capital markets and subsequent increased participation by investors.

Next, prudent and discriminating stock selection within the technology sector supported returns. We specifically targeted companies that were slightly smaller in market capitalization, a bias that worked in our favor. Stocks like Citrix Systems, Inc., a U.S.-based software company that outpaced more mainstream names like Microsoft, celebrated superior earnings growth due to steady global demand for its innovative connectivity access products.

Top 10 Holdings
(% of Portfolio)

QUALCOMM, Inc.	2.2%
Google, Inc.	2.2%
Procter & Gamble Company	2.0%
General Electric Company	1.8%
Microsoft Corporation	1.8%
UnitedHealth Group, Inc.	1.6%
Midcap SPDR Trust	1.5%
Yahoo!, Inc.	1.5%
Amgen, Inc.	1.4%
Genentech, Inc.	1.4%

These common stocks represent 17.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Similarly, our selectivity within the energy sector added to returns, as our decision to emphasize oil services and drilling companies led to the portfolio’s best performers, which included TransOcean, a large, offshore drilling company with a global presence, and Baker Hughes, Inc., a broad-spectrum oil services company. Both of these names fared well amidst continued strong global demand and favorable pricing power.

Finally, although telecommunications services stocks comprise a small portion of the Fund’s overall portfolio, we enjoyed the most significant contribution to performance from names in this category, thanks to a strict focus on security-by-security analysis. Stocks such as America Movil, a large, Latin American wireless phone company with a broad customer base, proved to be among our best performers for the period.

What is your outlook?

We believe individual security selection remains the key to adding value over the months ahead. That said, in an environment in which the Federal Reserve approaches its target level of equilibrium for interest rates, we would expect to see a heightened level of investor interest in the large-cap sector. We continue to favor select areas of technology, particularly software and telecom-equipment companies, and perceive solid growth potential among select oil services and drilling companies.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAAGX	BBAGX	THLCX
Transfer Agent ID	027	077	060
Net Assets	$138,503,932	$14,234,281	$129,427,751
NAV	$5.26	$4.95	$5.58
NAV — High†	1/11/2006 — $5.34	1/11/2006 — $5.04	1/11/2006 — $5.65
NAV — Low†	11/1/2005 — $4.89	11/1/2005 — $4.63	11/1/2005 — $5.19
Number of Holdings: 228		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	10/29/99

without sales charge	17.78%	(1.34%)	(3.35%)
with sales charge	11.30%	(2.44%)	(4.19%)

			From
			Inception
Class B1	1-Year	5 Years	10/29/99

without sales charge	16.47%	(2.24%)	(3.96%)
with sales charge	12.47%	(2.24%)	(3.96%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/99

Net Asset Value	18.57%	(0.30%)	(2.39%)

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell 1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Large Cap Value Fund generated a return of 13.23%, outpacing both its benchmark index, the Russell 1000 Value Index, which rose 12.87%, and its peer group of funds, the Lipper Large Cap Value Funds category, which gained 10.96% for the same period.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong. Small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best-performing sectors included industrials, materials, telecommunications and energy stocks. Both domestic and international companies accelerated capital expenditures, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, larger software and consumer staples companies.

Large-cap value stocks earned a premium over the large-growth stock segment in the period, due to a large exposure to the cyclical and energy-sensitive sectors of the market. Additionally, solid returns were generated by large pharmaceutical companies, a segment not traditionally associated with value investing. This group is well represented in the current environment, as the industry struggles to increase revenues and earnings in the face of poor new product pipelines, heightened competition from generic drug manufacturers and, in some instances, ongoing product liability litigation.

What factors affected the Fund’s performance?

One of the most notable trends we were able to capitalize on in the past six months was increasing investment on the part of corporations. The upward trend in business capital spending boosted results for industrial and information technology companies. Both sectors are well represented in the Fund, and our holdings achieved better than average returns, versus other companies within those groups. Rising prices for commodities, such as oil and metals also worked to the benefit of energy and materials stocks. Although we took some profits in both sectors and reduced our holdings in those areas, the Fund still participated in their strong performance.

The Fund continues to put an emphasis on industrial stocks, and we added more technology holdings during the period, as many of these companies seem to offer attractive value and are well positioned in the current economic

Top 10 Holdings
(% of Portfolio)

J.P. Morgan Chase & Company	2.6%
Citigroup, Inc.	2.3%
Exxon Mobil Corporation	2.2%
Bank of America Corporation	2.0%
Chevron Corporation	1.8%
International Business Machines
Corporation	1.8%
Altria Group, Inc.	1.7%
Merrill Lynch & Company, Inc.	1.7%
ConocoPhillips	1.7%
Pfizer, Inc.	1.6%

These common stocks represent 19.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

environment. A portion of the portfolio’s holdings in finan-cial stocks was sold, primarily brokerage firms and trust and processing banks. We also took advantage of some attractive buying opportunities among consumer staples issues, which may be well positioned for a recovery.

What is your outlook?

In our opinion, current conditions and trends in the U.S. equity markets reinforce the importance of a disciplined investment process. We expect policy makers to be successful in slowing the economic momentum that has heightened inflation risks, but we do not expect the economy to tip over into a period of sustained weakness. We will maintain our disciplined investment approach, which emphasizes individual security analysis and selection, and seeks high-quality companies selling at what we measure to be attractive value.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAUTX	BBEIX	TLVIX
Transfer Agent ID	022	072	092
Net Assets	$338,197,266	$16,477,746	$106,340,053
NAV	$15.99	$15.82	$16.07
NAV — High†	4/28/2006 — $15.99	4/28/2006 — $15.82	4/28/2006 — $16.07
NAV — Low†	11/1/2005 — $14.45	11/1/2005 — $14.21	11/1/2005 — $14.56
Number of Holdings: 135		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	10/29/99

without sales charge	18.55%	3.92%	3.28%
with sales charge	11.99%	2.75%	2.39%

			From
			Inception
Class B1	1-Year	5 Years	10/29/99

without sales charge	17.14%	3.00%	2.66%
with sales charge	13.14%	3.00%	2.66%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/99

Net Asset Value	19.12%	4.69%	4.04%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform for the six-month period
ended April 28, 2006?

Thrivent Large Cap Stock Fund posted a net return of 7.91% . Its peer group, the Lipper Large Cap Core Funds category, delivered a median return of 9.14%, while the Fund’s benchmark, the S&P 500 Index, returned 9.65% for the same time frame.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well for the period, due in large part to continued strength in corporate profits. In the broad equities market, the best-performing sectors included industrials, materials, telecommunication and energy. In both the U.S. and abroad, companies accelerated capital expenditures, which benefited machinery and manufacturing stocks in the industrial sector and metals-related stocks in the materials sector. Conversely, underperforming areas of the broad market included health care services, utilities, larger software and consumer staples companies. In terms of market capitalization, small- and mid-sized company stocks once again outpaced large-cap issues.

Economic data were volatile over the period, due to the disruptive effects of the hurricane season on employment, income and energy prices. Nonetheless, on average, the U.S. economy continued to show solid growth and, in light of that, policy makers continued to lift short-term interest rates in their efforts to slow the real growth trajectory of the economy to around 3%, a level the Federal Reserve deemed consistent with keeping inflationary risks contained. Meanwhile, higher commodity and precious metals prices seemed to dictate more vigilance on the part of the Federal Reserve, which consistently reminded the markets over the period that further rate increases would be enacted if the central bank detected any signs of further inflationary pressures.

What factors affected the Fund’s performance?

Exposure to and stock selection within the health care sector were the two most significant detractors to Fund performance for the period. Exposure to managed health care companies such as HMO-related stocks impaired our returns as this industry struggled amidst growing investor pessimism in regard to these companies’ growth prospects. Likewise, although pharmacy benefit-management stocks delivered favorable earnings this period, their valuations failed to reflect generally positive fundamentals, and as such, performed poorly. Both our exposure to and stock selection among these issues substantially held back our relative returns.

Conversely, our exposure to the industrials sector helped support Fund performance, as did our individual security selection within this category. Holdings like Norfolk Southern, a leading railroad company, posted strong returns on the

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	2.6%
General Electric Company	2.5%
Microsoft Corporation	2.0%
Citigroup, Inc.	1.9%
Bank of America Corporation	1.8%
Procter & Gamble Company	1.6%
Johnson & Johnson	1.5%
American International Group, Inc.	1.5%
Altria Group, Inc.	1.3%
Cisco Systems, Inc.	1.3%

These common stocks represent 18.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

report of healthy profits this period. Similarly, our decision to own select stocks within the aerospace and defense industries aided the Fund’s returns, as these names fared well, due to continued strength in revenue growth amidst a robust commercial aerospace environment and a positive outlook for defense procurement.

What is your outlook?

We believe stocks in the industrials sector continue to offer good return potential, since capital spending by U.S. companies remains robust. We also continue to favor stocks in the financial arena, which remain attractively valued in our opinion; however, we will continue to avoid the more interest-sensitive names and will lean toward those companies whose businesses and earnings are less responsive to changes in interest rate levels.

In our opinion, current conditions and trends in the U.S. equity markets reinforce the importance of a disciplined investment process. While we anticipate a rotation in the coming months toward large-cap, high-quality stocks, particularly if further signs of a slowdown in the economy were to emerge, we nevertheless intend to hold fast to our disciplined investment approach, which emphasizes individual security analysis and selection and seeks high-quality companies selling at what we perceive to be good value.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALGX	BBLGX	IILGX
Transfer Agent ID	017	067	090
Net Assets	$3,290,443,975	$80,879,610	$191,162,119
NAV	$27.52	$25.50	$27.68
NAV — High†	4/20/2006 — $27.62	4/20/2006 — $25.60	4/20/2006 — $27.77
NAV — Low†	11/1/2005 — $25.84	11/1/2005 — $23.92	11/1/2005 — $26.04
Number of Holdings: 193		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	14.30%	0.18%	8.53%
with sales charge	8.03%	(0.95%)	7.92%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	13.30%	(0.85%)	6.92%
with sales charge	9.30%	(0.85%)	6.92%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	14.82%	0.63%	5.54%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Large Cap Index Fund gained 9.25%, while the S&P 500 Index returned 9.65% . By comparison, the Fund’s peer group, as represented by the S&P 500 Index Objective Funds category, posted a return of 9.41% during the same time period.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong and economic growth, although volatile from quarter-to-quarter, was solid. While large capitalization companies provided satisfactory levels of returns, small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best performing sectors included industrials, materials, telecommunications, finance and energy. Domestically and internationally, companies accelerated capital expenditures, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, information technology and consumer product companies.

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

The industrials, energy and materials sectors of the large-cap index provided excellent returns by benefiting from continued economic growth and generally strong pricing for their products. In the large-cap segment, financials and telecommunications companies also performed well. Health care and consumer segments of the markets, while providing overall positive returns, did not perform to the same level, offering returns in the single digits. These companies could be negatively affected by a decline in consumer purchasing power in an environment of higher oil costs. Large utilities had modest returns, as concerns about an apparent expanding surplus in natural gas negatively affected the outlook for this industry.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.1%
General Electric Company	2.9%
Citigroup, Inc.	2.0%
Bank of America Corporation	1.9%
Microsoft Corporation	1.7%
Procter & Gamble Company	1.6%
Pfizer, Inc.	1.5%
Johnson & Johnson	1.4%
American International Group, Inc.	1.4%
J.P. Morgan Chase & Company	1.3%

These common stocks represent 18.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Large capitalization companies, while providing competitive performance results, have not enjoyed the high returns achieved in more aggressive categories. At the same time, this group has experienced a particularly strong profit recovery, reduced debt significantly, built substantial cash reserves, exercised prudent restraint in terms of capital investment and operated at a high level of productivity.

Across equity categories, large capitalization companies, and in particular, the largest 100 of the large-cap stocks, appear to offer attractive valuations. While market momentum has been more evident in higher risk categories, we believe as the current economic and market cycle continues to unfold that the odds are favorable for large-cap stocks to provide returns that are more competitive with other equity asset classes, but at a lower risk level.

Fund Facts
As of April 28, 2006
A Share
—————————
Ticker	AALCX
Transfer Agent ID	031
Net Assets	$94,464,856
NAV	$9.00
NAV — High†	4/28/2006 — $9.00
NAV — Low†	11/1/2005 — $8.32
Number of Holdings: 506	† For the period ended April 28, 2006

Average Annual Total Returns[2]
	As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	14.74%	(2.01%)	(1.09%)
with sales charge	8.47%	(0.87%)	(2.05%)

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% ..

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month period
ended April 28, 2006?

Thrivent Large Cap Index Fund-I gained 9.20%, while the S&P 500 Index returned 9.65% . By comparison, the Fund’s peer group, as represented by the S&P 500 Index Objective Funds category, posted a return of 9.41% during the same time period.

What market conditions were present during
the period?

The U.S. stock market performed remarkably well during the period, as corporate profits continued to be strong and economic growth, although volatile from quarter-to-quarter, was solid. While large capitalization companies provided satisfactory levels of returns, small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best performing sectors included industrials, materials, telecommunications, finance and energy. Domestically and internationally, companies accelerated capital expenditures, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, information technology and consumer product companies.

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

The industrials, energy and materials sectors of the large-cap index provided excellent returns by benefiting from continued economic growth and generally strong pricing for their products. In the large-cap segment, financials and telecommunications companies also performed well. Health care and consumer segments of the markets, while providing overall positive returns, did not perform to the same level, offering returns in the single digits. These companies could be negatively affected by a decline in consumer purchasing power in an environment of higher oil costs. Large utilities had modest returns, as concerns about an apparent expanding surplus in natural gas negatively affected the outlook for this industry.

What is your outlook?

Large capitalization companies, while providing competitive performance results, have not enjoyed the high returns achieved in more aggressive categories. At the same time, this

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.1%
General Electric Company	2.9%
Citigroup, Inc.	2.0%
Bank of America Corporation	1.9%
Microsoft Corporation	1.7%
Procter & Gamble Company	1.5%
Pfizer, Inc.	1.5%
Johnson & Johnson	1.4%
American International Group, Inc.	1.4%
J.P. Morgan Chase & Company	1.3%

These common stocks represent 18.7% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

group has experienced a particularly strong profit recovery, reduced debt significantly, built substantial cash reserves, exercised prudent restraint in terms of capital investment and operated at a high level of productivity. Across equity categories, large capitalization companies, and in particular, the largest 100 of the large-cap stocks, appear to offer attractive valuations. While market momentum has been more evident in higher risk categories, we believe as the current economic and market cycle continues to unfold that the odds are favorable for large-cap stocks to provide returns that are more competitive with other equity asset classes, but at a lower risk level.

Fund Facts
As of April 28, 2006
Institutional Share
—————————
Ticker	IILCX
Transfer Agent ID	096
Net Assets	$32,690,339
NAV	$8.93
NAV — High†	4/28/2006 — $8.93
NAV — Low†	11/1/2005 — $8.26
Number of Holdings: 506	† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

		From
		Inception
Institutional Class[1]	1-Year	5 Years 12/31/1999

Net Asset Value	14.74%	2.22% (0.58%)

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month period
ended April 28, 2006?

Thrivent Balanced Fund advanced 8.04%, while the Fund’s equity and fixed income benchmarks, the S&P 1500 Index and the Lehman Brothers Aggregate Bond Index, returned 10.44% and 0.56% for the period, respectively. With a balance of both stock and bond investments, the Fund typically will be expected to deliver a total return between the two benchmarks.

What market conditions were present during
the period?

The Federal Reserve Board (the Fed) continued to tighten monetary policy with four more interest rate increases during the six months. Uncertainty over future Fed moves, inflation and a new Fed chairman produced mostly lackluster returns for the bond market. The Treasury yield curve flattened substantially as yields across the maturity spectrum hovered at around 5%. Historically, a flat yield curve has been a precursor to an economic slowdown. The riskier segments of the bond market, high-yield and emerging market debt, fared the best, as investors searched for extra yield above and beyond Treasuries. The worst-performing areas were high-quality securities, intermediate maturities and, surprisingly, the Treasury Inflation Protected Securities (TIPS) market.

The U.S. stock market performed remarkably well during the period as corporate profits continued to be strong. Small- and mid-sized company stocks once again outpaced large-cap stocks. In the broad market, the best-performing sectors included industrials, materials, telecommunication and energy. Both domestic and international companies accelerated capital expenditures, which benefited machinery and manufacturing in the industrial sector and metals in the materials sector. Underperforming areas of the broad market included health care services, utilities, larger software and consumer staples companies.

What factors affected the Fund’s performance?

The Fund’s fixed-income portfolio meaningfully outperformed its benchmark mainly because it had more exposure to mortgage-backed securities, corporate and high-yield bonds. Also, in the rising rate environment, our slightly shorter duration stance, versus the Index, was beneficial. Toward the end of the period, we modestly lengthened the duration of the portfolio, upgraded the credit quality of our holdings and added even more mortgage-backed securities.

The equity portion of the Fund gained from strong security selection, especially within the transportation, machinery and electrical equipment sectors; leisure; biotechnology; and energy equipment and services. Our performance was also helped by our avoidance of most large-cap technology hardware stocks, although a significant position in Apple Computer continued to contribute. Other notable standouts included Gilead Sciences and Abgenix in biotechnology, as well as Manitowoc, Oshkosh Truck and Fastenal in industrials. The Fund also significantly benefited from owning energy

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	6.2%
U.S. Treasury Notes	4.6%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	2.1%
Residential Asset Securities Corporation	1.2%
Bank of America Corporation	1.0%
Wachovia Bank Commercial
Mortgage Trust	1.0%
Exxon Mobil Corporation	1.0%
Federal National Mortgage Association	0.9%
Citigroup, Inc.	0.9%
General Electric Company	0.8%

These common stocks and long-term fixed income
securities represent 19.7% of the total investment
portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

Top Industries represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

companies Dril-Quip and Weatherford International and casino stocks Harrah’s Entertainment and Shuffle Master.

On the negative side, an above-average weighting in regional banks within financials was detrimental, as that segment underperformed. The Fund’s results were also tempered by the poor performance of its medical device holdings St. Jude Medical and Medtronic. Finally, our significant exposure to Intel hurt performance, as it experienced particularly poor results during the period.

What is your outlook?

We believe the U.S. economy will slow later this year, in part because of a weaker housing market. Our outlook for interest rate policy is cautious, although we believe the Fed will finish raising rates by the end of 2006. We believe the bond market will look more favorable in the second half of the year. As evidence develops that the economy is slowing, we will look to add longer-term securities to the fixed-income portfolio. Although credit spreads are too tight now to take additional risks, if we see spreads start to widen, we will try to add additional yield in the portfolio.

After underperforming international stock markets for the past few years, we believe the U.S. markets are looking attractive once again on a relative valuation basis. In the face of rising labor rates and interest rates, U.S. and international companies will continue to focus on productivity-enhancing investments that require new technology and equipment. In the year ahead, we believe selecting the right stocks will be more important than being in the correct sectors. This should benefit the equity portion of the Fund, which represents the best ideas of our equity analysts but remains sector-neutral, versus the S&P 1500 Index.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AABFX	BBBFX	IBBFX
Transfer Agent ID	026	085	056
Net Assets	$271,863,985	$12,124,896	$93,820,787
NAV	$12.72	$12.67	$12.71
NAV — High†	12/14/2005 — $12.79	12/14/2005 — $21.72	12/14/2005 — $12.78
NAV — Low†	11/1/2005 — $12.16	11/1/2005 — $12.11	11/1/2005 — $12.15
Number of Holdings: 476		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	12/29/1997

without sales charge	14.41%	3.22%	5.56%
with sales charge	8.16%	2.06%	4.85%

			From
			Inception
Class B1	1-Year	5 Years	12/29/1997

without sales charge	13.37%	2.29%	5.00%
with sales charge	9.37%	2.29%	5.00%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	14.97%	3.69%	5.97%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform for the six-month period
ended April 28, 2006?

Thrivent High Yield Fund returned 4.38%, underperforming its peer group, the Lipper High Current Yield Funds category, which returned 4.95% . The Fund’s benchmark, the Lehman Brothers High Yield Bond Index, also returned 4.95% for the same time frame.

What market conditions were present during
the period?

During the six-month review period, the U.S. fixed-income markets struggled under the weight of steadily rising interest rates, driven by a continuation of the Federal Reserve’s series of short-term rate hikes. Although the yield on the bellwether 10-year Treasury note remained stubbornly flat through the end of 2005, it sold off significantly in January and moved above 5% for the first time in many months. Since bond prices typically move in the opposite direction of their yields, most fixed-income securities suffered downward price pressure as their yields rose.

High-yield corporate bonds, however, seemed particularly immune to the interest-rate environment and outperformed most other sectors of the fixed-income markets, thanks to investors’ hearty appetite for risk, strong economic fundamentals and still-low default rates for the debt of many highly leveraged companies. Within the high-yield sector, lower-quality debt again outperformed higher-quality issues. The two lowest tiers in the credit-quality spectrum — CCC-rated and the distressed or defaulted category — far and away outperformed B- and BB-rated credits.

What factors affected the Fund’s performance?

The macro conditions that prevailed over the first half of the Fund’s fiscal year generated a somewhat challenging backdrop for the Fund, given its diverse composition. Strong economic growth, increased appetite for risk among investors and low default rates prevailed this period, luring investors toward the riskiest credits within the high-yield or “junk” sector, which outperformed. As such, our relative underweight in both CCC-rated and distressed/defaulted credits, which performed strongly this period, was a detractor to performance, versus our peers and the benchmark.

On the positive side, successful security selection among gaming and retail bonds allowed us to identify some unconventional yet favorable names, and therefore added to performance. Holdings like Blockbuster performed well due to successful efforts to pay down debt levels and to increase cash flow, and as a result, added to the Fund’s returns.

Top 10 Holdings by Issuer
(% of Portfolio)

General Motors Acceptance Corporation	2.1%
Williams Companies, Inc.	1.5%
Qwest Corporation	1.3%
MGM MIRAGE	1.1%
NRG Energy, Inc.	1.1%
Residential Capital Corporation	1.0%
Edison Mission Energy	1.0%
Case New Holland, Inc.	0.9%
XM Satellite Radio, Inc.	0.9%
Hertz Corporation	0.8%

These long-term fixed income securities represent 11.7% of
the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Because we take a long-term perspective in crafting the composition of the Fund’s portfolio, we are maintaining a slight bias toward higher-quality credits as a way of maximizing total return potential while aiming to preserve principal. In general, this approach includes minimizing exposure to the riskiest credits on the credit-quality spectrum during the later stages of economic expansions. Although the riskiest tiers of the high-yield market outperformed this review period, we believe once economic trends shift, these credits are the most likely to suffer. In this regard, we are convinced that the Fund is well positioned to deliver a competitive return and yield amidst a variety of macro conditions, over the long term.

That said, we currently hold a relatively favorable outlook for the high-yield market, given solid economic growth and investors’ robust appetite for risk and incremental yield. With fundamentals strong and default rates still at historic lows, we expect high-yield bonds to hold their own in terms of relative performance over other segments of the U.S. fixed-income market.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBHYX	LUHBX	LBHIX
Transfer Agent ID	073	373	473
Net Assets	$546,569,267	$19,688,184	$63,435,931
NAV	$5.06	$5.06	$5.06
NAV — High†	2/28/2006 — $5.09	2/28/2006 — $5.09	3/1/2006 — $5.09
NAV — Low†	11/17/2005 — $5.01	11/18/2005 — $5.01	11/17/2005 — $5.01
Number of Holdings: 284		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	8.23%	6.03%	3.67%
with sales charge	3.31%	5.08%	3.19%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	7.31%	5.20%	1.76%
with sales charge	3.31%	5.20%	1.76%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	8.68%	6.42%	2.56%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform for the six-month period
ended April 28, 2006?

Thrivent High Yield Fund returned 4.31%, underperforming its peer group, the Lipper High Current Yield Funds category, which returned 4.95% . The Fund’s benchmark, the Lehman Brothers High Yield Bond Index, also returned 4.95% for the same time frame.

What market conditions were present during
the period?

During the six-month review period, the U.S. fixed-income markets struggled under the weight of steadily rising interest rates, driven by a continuation of the Federal Reserve’s series of short-term rate hikes. After remaining stubbornly flat throughout most of 2005, the yield on the bellwether 10-year Treasury note sold off significantly in January, exceeding 5% for the first time in many months. Because bond prices typically move in the opposite direction of their yields, most fixed-income securities suffered downward price pressure as their yields rose.

Although typically less sensitive to interest-rate volatility than, say, short-term government bonds, high-yield corporate bonds this period seemed particularly immune to the interest-rate environment and outperformed most other sectors of the fixed-income markets, a trend due in large part to investors’ hearty appetite for risk, strong economic fundamentals and still-low default rates for the debt of many highly leveraged companies. Within the high-yield or “junk” bond sector, lower-quality debt again outperformed higher-quality issues. The two lowest tiers in the credit-quality spectrum — CCC-rated and the distressed or defaulted category — far and away outpaced B- and BB-rated credits.

What factors affected the Fund’s performance?

To begin, the overall macro conditions that prevailed over the review period presented a somewhat challenging backdrop for the Fund, given its diverse composition of high-yield fixed-income securities. Strong economic growth, increased appetite for risk among investors and low default rates prevailed this period, luring investors more toward the riskiest credits within the high-yield or “junk” sector, which outperformed. As such, our relative underweight in both CCC-rated and distressed/defaulted credits, which performed strongly this period, was a detractor to performance, versus our peers and the benchmark.

On the positive side, successful security selection among gaming and retail bonds allowed us to identify some unconventional yet favorable names, and therefore added to performance. Holdings like Blockbuster performed well due

Top 10 Holdings by Issuer
(% of Portfolio)

General Motors Acceptance Corporation	2.1%
Qwest Corporation	1.4%
Williams Companies, Inc.	1.4%
MGM MIRAGE	1.3%
NRG Energy, Inc.	1.1%
Edison Mission Energy	1.1%
Residential Capital Corporation	1.1%
Sovereign Real Estate Investment
Corporation	1.0%
XM Satellite Radio, Inc.	1.0%
Case New Holland, Inc.	1.0%

These long-term fixed income securities represent 12.5% of
the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

to successful efforts to pay down debt levels and to increase cash flow, and as a result, added to returns.

What is your outlook?

Because we take a long-term perspective in crafting the composition of the Fund’s portfolio, we continue to favor higher-quality credits in our efforts to maximize total-return potential and preservation of principal. In general, this approach includes minimizing exposure to the riskiest credits on the credit-quality spectrum, particularly during the later stages of economic expansions. Although the riskiest tiers of the high-yield market outperformed this review period, we believe once economic trends shift, these are the credits most likely to suffer. As such, we are optimistic that the Fund is well positioned to deliver a competitive return and yield amidst a variety of macro conditions, over the long term.

That said, we currently hold a relatively favorable outlook for the high-yield market, given solid economic growth and investors’ robust appetite for risk and incremental yield. With fundamentals strong and default rates still at historic lows, we expect high-yield bonds to hold their own in terms of relative performance over other segments of the U.S. fixed-income markets.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAHYX	BBHYX	THYFX
Transfer Agent ID	025	075	095
Net Assets	$115,633,609	$3,656,397	$3,476,402
NAV	$6.44	$6.44	$6.44
NAV — High†	3/1/2006 — $6.48	3/1/2006 — $6.48	3/1/2006 — $6.48
NAV — Low†	11/18/2005 — $6.39	11/18/2005 — $6.39	11/17/2005 — $6.38
Number of Holdings: 254		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	1/8/1997

without sales charge	7.89%	7.13%	4.15%
with sales charge	3.09%	6.14%	3.64%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	6.82%	6.16%	3.75%
with sales charge	2.82%	6.16%	3.75%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	8.37%	7.53%	3.45%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period
ended April 28, 2006?

Thrivent Municipal Bond Fund gained 1.34%, in line with its Lipper peer group. The Lipper General Municipal Debt Funds category reported a median return of 1.41% over the same time frame. The Fund’s broad market benchmark, the Lehman Brothers Municipal Bond Index, returned 1.56% ..

What market conditions were present during the period?

The Federal Reserve Board (the Fed) continued to tighten monetary policy during the six months with four more interest rate increases. This, in turn, was the primary impetus for short- and intermediate-term municipal (bond rates to rise. Unexpectedly, rates for longer maturity municipal bonds fell during the period due, to increased demand primarily from non-traditional hedge fund and international buyers. The end result was an unprecedented flatness for the municipal bond yield curve.

Strong economic growth continued to benefit state and local governments across the country, resulting in more credit upgrades by rating agencies than downgrades. In contrast to the previous three years, the supply of newly issued tax-exempt bonds was down dramatically during the period. However, demand for municipal bonds remained robust. These factors combined to cause spreads in the municipal market to tighten further and remain tight, as there were not enough bonds available. Municipal bonds signifi-cantly outperformed Treasuries during the period and lower-grade municipal securities outpaced higher-quality securities. At the end of the period, municipal bonds appeared fairly valued, compared to Treasury bonds after being inexpensive in 2005.

What factors affected the Fund’s performance?

The Fund benefited once again from owning more A- and BBB-rated securities than its competition. In particular, our holdings in hospital bonds and bonds backed by the proceeds from the Master Settlement Agreement with tobacco manufacturers performed well. Additionally, a number of bonds in the Fund were pre-refunded or escrowed during the year, causing an improvement in their value. The Fund continued to benefit from broad geographic diversification, as well with its largest concentrations found in California, Texas and New York.

On the other hand, the Fund slightly underperformed the Lipper peer group and Lehman index due to several factors. We positioned the Fund with a shorter duration than the Lehman benchmark in order to lessen its sensitivity to interest rate changes. This stance would typically be beneficial in a rising rate environment. However, we expected yields to rise

Top 10
States
(% of Portfolio)

Texas	10.9%
California	10.6%
New York	9.9%
Illinois	8.9%
Colorado	5.4%
Washington	5.4%
Minnesota	4.3%
Ohio	3.0%
Georgia	3.0%
Michigan	2.7%

These long-term fixed
income securities represent
64.1% of the total
investment portfolio.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody’s Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.

across the whole yield curve instead of the downward pivot it experienced at the long end. Coincident with this thinking, our portfolio did not own many bonds at the best-performing, long end of the yield curve. Also, some of the Fund’s 10-to 15-year non-callable bonds hindered performance as they were in the part of the yield curve where yields increased and prices fell. These bonds can’t be called in by their issuer before their scheduled maturities, but they react more negatively to these increases than callable bonds would.

What is your outlook?

Our outlook calls for continued economic growth in the U.S. and strengthening credit quality in the municipal bond market. We believe the Fed will pause sometime over the summer to evaluate the effects of its rate increases. By year end, the municipal yield curve should start to steepen and return to a more normal shape. An increase in the supply of newly issued long-term bonds would help to speed along this process. However, we don’t expect supply to return to the high levels of the past few years for two reasons: Higher interest rates mean fewer pre-refunding opportunities, while increasing tax receipts encourage state and local governments to “pay-as-they-go” for projects instead of incurring debt. We remain neutral with the Fund’s duration stance for the time being but will look for opportunities to lengthen its duration going forward. Also, we’re beginning to selectively upgrade the credit quality in the Fund’s portfolio, as we believe the higher quality segments currently offer more value.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAMBX	TMBBX	TMBIX
Transfer Agent ID	015	065	088
Net Assets	$1,212,907,031	$26,240,729	$10,288,953
NAV	$11.21	$11.21	$11.21
NAV — High†	1/18/2006 — $11.42	1/24/2006 — $11.41	1/18/2006 — $11.42
NAV — Low†	4/26/2006 — $11.19	4/26/2006 — $11.19	4/26/2006 — $11.19
Number of Holdings: 478		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	1.77%	4.91%	5.49%
with sales charge	(2.79%)	3.96%	5.00%

			From
			Inception
Class B1	1-Year	5 Years	10/31/97

without sales charge	1.15%	4.16%	4.48%
with sales charge	(2.75%)	4.16%	4.48%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/97

Net Asset Value	2.15%	5.17%	5.20%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period
ended April 28, 2006?

Thrivent Income Fund produced a 0.48% return, while its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group realized a 0.52% median return. The Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a 0.56% return during the period.

What market conditions were present during
the period?

The Federal Reserve Board’s (the Fed) continued monetary policy tightening and a dramatic flattening of the yield curve set the backdrop for a six-month period of modest returns in the bond market. The yield curve remained very flat throughout the period, with short rates nearly identical to long rates. This rarely occurs, since investors usually require higher yields for taking on the risk of higher inflation in future years.

In addition to the Federal Reserve’s tightening and concern about inflation, interest rate hikes by the European Central Bank and expectations of a rate increase in Japan increased competitive yields versus the dollar, which also pushed U.S. bond prices lower.

In this environment of rising interest rates, falling bond prices and closely clustered yields, riskier assets, such as high-yield bonds, posted the highest returns.

What factors affected the Fund’s performance?

The main reasons the Fund trailed its benchmark Lehman Brothers Aggregate Bond Index were a somewhat longer portfolio duration and incurred expenses that are not part of an unmanaged index. The Fund underperformed its Lipper peer group because it had a higher-quality orientation in an environment where risk assets (high-yield and emerging market bonds) paid off.

The Fund earned favorable returns from its overweighted positions in commercial mortgage-backed, mortgage-backed, and asset-backed securities, which performed reasonably well during the period. The Fund’s position in Treasury Inflation Protected Securities (TIPS) also benefited our performance. We added value by buying TIPs when they were less expensive and selling them after their prices had moved up.

What is your outlook?

We believe U.S. economic growth will slow somewhat in the second half of 2006. Sales of new and existing homes began moderating late in 2005, and if the downturn continues, it could cause consumers to rein in spending (they may not have the fast-growing home equity they’ve been tapping for cash in the past). Consumer spending is the largest driver of economic growth.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	7.4%
U.S. Treasury Notes	7.1%
U.S. Treasury Bonds	3.2%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	2.4%
Merrill Lynch Mortgage Trust	1.9%
Banc of America Commercial Mortgage, Inc.	1.5%
Residential Capital Corporation	1.4%
Wachovia Bank Commercial Mortgage Trust	1.4%
Washington Mutual Mortgage
Pass-Through Certificates	1.2%
Federal National Mortgage Association	1.2%

These long-term fixed income securities represent 28.7%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

With economic growth slowing and inflation apparently in check, the Federal Reserve will likely end its two-year-long program of raising short-term interest rates later this year. Even with its March increase, however, the Fed left open the possibility of further increases. As they noted earlier, Fed policy makers said in their March statement that further measured tightening may be needed to keep economic growth and price stability in balance.

Going forward, we expect the yield curve to slowly steepen to a more normal shape, with longer-term bonds paying more than shorter-term securities. In this environment, we’ll begin focusing more on intermediate maturities of five to 10 years. We will maintain our overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities. We remain cautious on corporate bonds, as their yield premium over safer Treasury securities remains small. With an economic slowdown becoming more likely, we will continue to reduce our allocation to high-yield securities.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LUBIX	LUIBX	LBIIX
Transfer Agent ID	055	355	455
Net Assets	$491,808,345	$15,816,231	$109,841,318
NAV	$8.41	$8.39	$8.41
NAV — High†	1/23/2006 — $8.64	1/23/2006 — $8.62	1/23/2006 — $8.63
NAV — Low†	4/26/2006 — $8.39	4/26/2006 — $8.37	4/26/2006 — $8.39
Number of Holdings: 223		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	0.68%	4.49%	5.56%
with sales charge	(3.84%)	3.52%	5.08%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	(0.16%)	3.69%	4.51%
with sales charge	(4.01%)	3.69%	4.51%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	1.20%	4.87%	5.33%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period
ended April 28, 2006?

Thrivent Core Bond Fund produced a 0.55% return, while its Lipper Inc. Intermediate Investment Grade Debt Funds peer group realized a 0.46% median return. The Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a 0.56% return during the period.

What market conditions were present during
the period?

The Federal Reserve Board’s (the Fed) continued monetary policy tightening and a dramatic flattening of the yield curve set the backdrop for a six-month period of modest returns in the bond market. The yield curve remained very flat throughout the period, with short rates nearly identical to long rates. This rarely occurs, since investors usually require higher yields for taking on the risk of higher inflation in future years.

In addition to the Federal Reserve’s tightening and concern about inflation, interest rate hikes by the European Central Bank and expectations of a rate increase in Japan increased competitive yields versus the dollar, which also pushed U.S. bond prices lower.

In this environment of rising interest rates, falling bond prices and closely clustered yields, riskier assets, such as high-yield bonds, posted the highest returns.

What factors affected the Fund’s performance?

The Fund earned favorable returns from its overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities, which performed reasonably well during the period. We added to our mortgage-backed positions during the period.

The Fund’s performance also benefited from our position in Treasury Inflation Protected Securities (TIPS). We added value by buying TIPs when they were less expensive and selling them after their prices had moved up.

What is your outlook?

We believe U.S. economic growth will slow somewhat in the second half of 2006. Sales of new and existing homes began moderating late in 2005, and if the downturn continues, it could cause consumers to rein in spending (they may not have the fast-growing home equity they’ve been tapping for cash in the past). Consumer spending is the largest driver of economic growth.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	15.0%
U.S. Treasury Notes	10.5%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	5.1%
Wachovia Bank Commercial Mortgage Trust	2.6%
Banc of America Commercial Mortgage, Inc.	2.4%
National Collegiate Student Loan Trust	1.6%
Popular ABS Mortgage Pass-Through Trust	1.5%
Federal National Mortgage Association	1.5%
Countrywide Asset-Backed Certificates	1.4%
Washington Mutual Mortgage
Pass-Through Certificates	1.4%

These long-term fixed income securities represent 43.0%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

With economic growth slowing and inflation apparently in check, the Federal Reserve will likely end its two-year-long program of raising short-term interest rates later this year. Even with its March increase, however, the Fed left open the possibility of further increases. As they noted earlier, Fed policy makers said in their March statement that further measured tightening may be needed to keep economic growth and price stability in balance.

Going forward, we expect the yield curve to slowly steepen to a more normal shape, with longer-term bonds paying more than shorter-term securities. In this environment, we’ll begin focusing more on intermediate maturities of five to 10 years. We will maintain our overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities. We remain cautious on corporate bonds, as their yield premium over safer Treasury securities remains small. With an economic slowdown becoming more likely, we will continue to reduce our allocation to high-yield securities.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAINX	BBFBX	IIINX
Transfer Agent ID	016	066	089
Net Assets	$371,924,900	$9,238,212	$46,804,009
NAV	$9.73	$9.73	$9.73
NAV — High†	1/23/2006 — $9.97	1/17/2006 — $9.98	1/23/2006 — $9.97
NAV — Low†	4/26/2006 — $9.70	4/26/2006 — $9.71	4/26/2006 — $9.71
Number of Holdings: 166		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

without sales charge	0.40%	4.55%	5.51%
with sales charge	(4.15%)	3.60%	5.03%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	(0.68%)	3.56%	4.82%
with sales charge	(4.53%)	3.56%	4.82%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	0.82%	4.97%	5.28%

1 Class A performance has been restated to reflect the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Limited Maturity Bond Fund produced a 1.39% return, while its Lipper Inc. Short Investment Grade Debt Funds peer group realized a 1.40% median return. The Fund’s market benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, posted a 1.49% return during the period.

What market conditions were present during
the period?

The economy continued to grow at a solid pace during the six-month period. The Federal Reserve (the Fed) increased short-term rates by a quarter point at each of its four meetings during the period, with the fourth hike, on March 28, bringing the rate to 4.75% . Yields on short-term debt securities were pushed higher, providing few opportunities to generate significant returns (when interest rates rise, the value of securities declines).

The yield curve remained very flat throughout the period, with short rates nearly identical to long rates. This rarely occurs, since investors usually require higher yields for taking on the risk of higher inflation in future years.

What factors affected the Fund’s performance?

The main reason the Fund trailed its benchmark index is that it incurred expenses that are not part of unmanaged index.

Profit opportunities were minimal, given the interest rate environment facing shorter-term debt holders. The Fund benefited most from investments in floating-rate asset-backed securities and corporate bonds, which allowed the yield of the portfolio to reset higher as interest rates rose. The Fund’s overweighted position in the AAA-rated securi-tized asset sectors, such as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, and an underweighted position in U.S. Treasury securities provided a boost to performance, as the securitized asset sectors posted strong performance during the period, compared to other areas of the fixed income market. The Fund’s holdings in Treasury Inflation Protected Securities (TIPS) also helped performance during the period.

What is your outlook?

We believe U.S. economic growth will slow in the second half of 2006, as the impact of slowing housing sales and higher energy costs and interest rates become a drag on consumer spending. Consumer spending is the largest driver of economic growth. With economic growth slowing and

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass-Through	4.6%
Federal Home Loan Bank	3.6%
U.S. Treasury Notes	2.4%
Federal National Mortgage Association	2.4%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	2.0%
Countrywide Home Loans, Inc.	1.9%
Renaissance Home Equity Loan Trust	1.4%
Citigroup Mortgage Loan Trust, Inc.	1.2%
Honda Auto Receivables Owner Trust	1.2%
Wachovia Bank Commercial
Mortgage Trust	1.1%

These long-term fixed income securities represent 21.8%
of the total investment portfolio.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

inflation apparently in check, the Federal Reserve will likely end its two-year-long program of raising short-term interest rates later this year — at a fed funds rate of around 5.0% or 5.25% .

Going forward, we expect the yield curve to gradually steepen to a more normal shape, as the Federal Reserve completes its tightening campaign. This shift should provide a good opportunity to hold short-maturity bonds. Short-term bond yields are also very attractive relative to historical yield averages, which should provide opportunities to outperform intermediate- and long-maturity bonds in the months ahead.

We will maintain our overweighted positions in floating-rate securities and in the high-quality spread sectors, such as mortgage-backed securities and asset-backed securities relative to U.S. Treasury securities. We also will continue to be slightly defensive (with a modest underweight) on corporate bonds, as their yield premium over safer Treasury securities remains small.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBLAX	TLMBX	THLIX
Transfer Agent ID	076	376	476
Net Assets	$125,399,568	$1,885,607	$91,712,516
NAV	$12.52	$12.53	$12.52
NAV — High†	1/24/2006 — $12.60	1/24/2006 — $12.61	1/23/2006 — $12.60
NAV — Low†	4/26/2006 — $12.50	4/26/2006 — $12.51	4/26/2006 — $12.50
Number of Holdings: 205		† For the period ended April 28, 2006

Average Annual Total Returns[2]
As of April 28, 2006

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

Net Asset Value	2.26%	3.57%	4.50%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

Net Asset Value	2.12%	3.51%	4.47%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	2.72%	3.93%	4.84%

1 Class A, Class B, and Institutional Class shares have no sales loads.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an index which measures the performance of corporate and government U.S. bonds with maturities of one to five years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers 1-3 Year Government/Credit Bond Index serves as a better reflection of the Portfolio’s current strategy than does the Lehman Brothers 1-5 Year Government/Corporate Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month
period ended April 28, 2006?

Thrivent Money Market Fund produced a 1.84% return during the period, while its Lipper Money Market Funds category reported a median net return of 1.82% over the same time frame.

What market conditions were present during
the period?

Economic growth continued at a strong pace and inflation pressures — low unemployment, high commodities prices, and high capacity utilization — continued to mount. Not surprisingly, the Federal Reserve reacted by raising short-term interest rates a quarter percent at all four of its meetings during the period, with the fourth hike, on March 28, bringing the rate to 4.75% . The Federal Reserve Open Market Committee (FOMC) said in its March statement that some further measured policy firming may be needed to keep sustainable economic growth and price stability roughly in balance. The multiple increases in the federal funds rate is also helping to fuel asset growth throughout the money fund industry.

What factors affected the Fund’s performance?

While many factors helped the Fund’s performance during the period, the most significant factor was proper structuring of the portfolio to best capitalize on changes in short-term interest rates. We increased our weighted-average maturity slightly over calendar year-end to take advantage of typical year-end pricing pressure. We also maintained a high exposure to floating-rate securities that adjust to changes in short-term interest rates. Throughout most of 2005, we kept our fixed-rate investments primarily to time periods of 90 days or less, but began to ladder-in longer dated purchases toward the end of the year and first quarter of 2006. The addition of longer dated securities improved the relative performance of the Fund during the period.

Detracting from performance was our primary objectives of safety and liquidity. While there is generally some sacrifice in yield for increased safety and liquidity, it remains a small cost, compared with the benefits of providing a conservative portfolio that meets investors’ objectives of safety and liquidity in all types of market conditions.

What is your outlook?

For the first time since 2003, the FOMC changed the bias (or economic assessment) on the fed funds target rate on May 10, 2006, from “balanced” to “data dependent.” The Federal Reserve’s own forecast calls for general economic growth to moderate in the third and fourth quarters of this year, but future adjustments to the federal funds target rate will depend on the economic numbers reported from now until the FOMC meeting on June 29, 2006. As a result, our expectation

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

is that short-term interest rates have or will reach their peak in sometime in the third or fourth quarter.

Our strategy for 2006 is to continue purchasing longer-dated securities and slightly extending our weighted-average maturity on a periodic basis to capitalize on our expectations for a peak in the federal funds rate later in 2006. However, our strategy is also to maintain a high amount of flexibility in the portfolio in the event inflation continues to rise and growth does not moderate as expected, leading to higher than expected short-term interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

	Fund Facts
	As of April 28, 2006
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AMMXX	TMBXX	AALXX
Transfer Agent ID	018	068	091
Net Assets	$713,975,725	$1,436,585	$330,191,648
NAV	$1.00	$1.00	$1.00
Number of Holdings: 114

Average Annual Total Returns[2]
As of April 28, 2006

Class A1	1-Year	5 Years	10 Years

Net Asset Value	3.22%	1.54%	3.32%

			From
			Inception
Class B1	1-Year	5 Years	1/8/1997

without sales charge	2.97%	1.13%	2.66%
with sales charge	(1.03%)	1.13%	2.66%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	3.60%	1.87%	3.28%

	Yields
	As of April 28, 2006**

	Class A	Class B	Institutional

7-Day	4.14%	3.90%	4.50%
7-Day Effective	4.23%	3.97%	4.60%

1 Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Class A shares have no sales load. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005, through April 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2005	4/28/2006	11/1/2005 — 4/28/2006	Ratio

Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$1,143	$0.53	0.10%
Institutional Class	$1,000	$1,145	($2.42)	(0.46%)
Hypothetical **
Class A	$1,000	$1,024	$0.50	0.10%
Institutional Class	$1,000	$1,027	($2.29)	(0.46%)

Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$1,119	$0.57	0.11%
Institutional Class	$1,000	$1,121	($1.77)	(0.34%)
Hypothetical **
Class A	$1,000	$1,024	$0.55	0.11%
Institutional Class	$1,000	$1,026	($1.69)	(0.34%)

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2005	4/28/2006	11/1/2005 — 4/28/2006	Ratio

Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$1,098	$0.10	0.02%
Institutional Class	$1,000	$1,100	($1.90)	(0.37%)
Hypothetical **
Class A	$1,000	$1,024	$0.10	0.02%
Institutional Class	$1,000	$1,026	($1.84)	(0.37%)

Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$1,072	$0.05	0.01%
Institutional Class	$1,000	$1,074	($1.78)	(0.35%)
Hypothetical **
Class A	$1,000	$1,024	$0.05	0.01%
Institutional Class	$1,000	$1,026	($1.74)	(0.35%)

Thrivent Technology Fund
Actual
Class A	$1,000	$1,121	$7.49	1.44%
Class B	$1,000	$1,117	$10.02	1.93%
Institutional Class	$1,000	$1,121	$4.89	0.94%
Hypothetical **
Class A	$1,000	$1,017	$7.12	1.44%
Class B	$1,000	$1,015	$9.54	1.93%
Institutional Class	$1,000	$1,020	$4.66	0.94%

Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$1,194	$5.59	1.04%
Institutional Class	$1,000	$1,196	$3.66	0.68%
Hypothetical **
Class A	$1,000	$1,019	$5.15	1.04%
Institutional Class	$1,000	$1,021	$3.37	0.68%

Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$1,185	$5.25	0.98%
Class B	$1,000	$1,180	$10.16	1.90%
Institutional Class	$1,000	$1,189	$1.66	0.31%
Hypothetical **
Class A	$1,000	$1,020	$4.85	0.98%
Class B	$1,000	$1,015	$9.39	1.90%
Institutional Class	$1,000	$1,023	$1.54	0.31%

Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$1,182	$6.85	1.28%
Class B	$1,000	$1,175	$12.11	2.27%
Institutional Class	$1,000	$1,185	$3.86	0.72%
Hypothetical **
Class A	$1,000	$1,018	$6.33	1.28%
Class B	$1,000	$1,013	$11.21	2.27%
Institutional Class	$1,000	$1,021	$3.57	0.72%

Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$1,164	$5.04	0.95%
Hypothetical **
Class A	$1,000	$1,020	$4.71	0.95%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2005	4/28/2006	11/1/2005 — 4/28/2006	Ratio

Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$1,152	$6.28	1.19%
Class B	$1,000	$1,145	$11.84	2.25%
Institutional Class	$1,000	$1,155	$2.48	0.47%
Hypothetical **
Class A	$1,000	$1,019	$5.89	1.19%
Class B	$1,000	$1,013	$11.11	2.25%
Institutional Class	$1,000	$1,022	$2.33	0.47%

Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$1,118	$2.49	0.48%
Institutional Class	$1,000	$1,120	$0.16	0.03%
Hypothetical **
Class A	$1,000	$1,022	$2.38	0.48%
Institutional Class	$1,000	$1,024	$0.15	0.03%

Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$1,154	$6.18	1.17%
Class B	$1,000	$1,148	$11.69	2.22%
Institutional Class	$1,000	$1,156	$3.70	0.70%
Hypothetical **
Class A	$1,000	$1,019	$5.79	1.17%
Class B	$1,000	$1,014	$10.96	2.22%
Institutional Class	$1,000	$1,021	$3.47	0.70%

Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$1,147	$4.74	0.90%
Hypothetical **
Class A	$1,000	$1,020	$4.46	0.90%

Thrivent Mid Cap Index Fund – I
Actual
Institutional Class	$1,000	$1,147	$3.32	0.63%
Hypothetical **
Institutional Class	$1,000	$1,021	$3.12	0.63%

Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$1,219	$7.29	1.34%
Class B	$1,000	$1,214	$13.14	2.42%
Institutional Class	$1,000	$1,223	$3.98	0.73%
Hypothetical **
Class A	$1,000	$1,018	$6.63	1.34%
Class B	$1,000	$1,013	$11.94	2.42%
Institutional Class	$1,000	$1,021	$3.62	0.73%

Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$1,074	$3.76	0.74%
Class B	$1,000	$1,067	$9.32	1.84%
Institutional Class	$1,000	$1,079	$0.15	0.03%
Hypothetical **
Class A	$1,000	$1,021	$3.67	0.74%
Class B	$1,000	$1,015	$9.09	1.84%
Institutional Class	$1,000	$1,024	$0.15	0.03%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2005	4/28/2006	11/1/2005 — 4/28/2006	Ratio

Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$1,132	$5.23	1.00%
Class B	$1,000	$1,126	$11.05	2.12%
Institutional Class	$1,000	$1,135	$2.62	0.50%
Hypothetical **
Class A	$1,000	$1,020	$4.95	1.00%
Class B	$1,000	$1,014	$10.47	2.12%
Institutional Class	$1,000	$1,022	$2.48	0.50%

Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$1,079	$5.05	0.99%
Class B	$1,000	$1,074	$9.61	1.89%
Institutional Class	$1,000	$1,082	$2.86	0.56%
Hypothetical **
Class A	$1,000	$1,020	$4.90	0.99%
Class B	$1,000	$1,015	$9.34	1.89%
Institutional Class	$1,000	$1,022	$2.78	0.56%

Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$1,093	$3.08	0.60%
Hypothetical **
Class A	$1,000	$1,022	$2.97	0.60%

Thrivent Large Cap Index Fund – I
Actual
Institutional Class	$1,000	$1,092	$2.82	0.55%
Hypothetical **
Institutional Class	$1,000	$1,022	$2.73	0.55%

Thrivent Balanced Fund
Actual
Class A	$1,000	$1,080	$5.46	1.07%
Class B	$1,000	$1,076	$10.28	2.02%
Institutional Class	$1,000	$1,083	$3.17	0.62%
Hypothetical **
Class A	$1,000	$1,019	$5.30	1.07%
Class B	$1,000	$1,015	$9.98	2.02%
Institutional Class	$1,000	$1,021	$3.07	0.62%

Thrivent High Yield Fund
Actual
Class A	$1,000	$1,044	$4.36	0.87%
Class B	$1,000	$1,042	$8.66	1.73%
Institutional Class	$1,000	$1,046	$2.26	0.45%
Hypothetical **
Class A	$1,000	$1,020	$4.31	0.87%
Class B	$1,000	$1,016	$8.55	1.73%
Institutional Class	$1,000	$1,022	$2.23	0.45%

Thrivent High Yield Fund II
Actual
Class A	$1,000	$1,043	$4.91	0.98%
Class B	$1,000	$1,038	$9.94	1.99%
Institutional Class	$1,000	$1,045	$2.71	0.54%
Hypothetical **
Class A	$1,000	$1,020	$4.85	0.98%
Class B	$1,000	$1,015	$9.83	1.99%
Institutional Class	$1,000	$1,022	$2.68	0.54%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2005	4/28/2006	11/1/2005 — 4/28/2006	Ratio

Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$1,013	$3.85	0.78%
Class B	$1,000	$1,011	$7.25	1.47%
Institutional Class	$1,000	$1,015	$2.42	0.49%
Hypothetical **
Class A	$1,000	$1,021	$3.86	0.78%
Class B	$1,000	$1,017	$7.27	1.47%
Institutional Class	$1,000	$1,022	$2.43	0.49%

Thrivent Income Fund
Actual
Class A	$1,000	$1,005	$3.98	0.81%
Class B	$1,000	$1,001	$8.00	1.63%
Institutional Class	$1,000	$1,008	$1.97	0.40%
Hypothetical **
Class A	$1,000	$1,021	$4.01	0.81%
Class B	$1,000	$1,017	$8.06	1.63%
Institutional Class	$1,000	$1,023	$1.98	0.40%

Thrivent Core Bond Fund
Actual
Class A	$1,000	$1,006	$4.57	0.93%
Class B	$1,000	$1,000	$9.41	1.92%
Institutional Class	$1,000	$1,007	$2.46	0.50%
Hypothetical **
Class A	$1,000	$1,020	$4.61	0.93%
Class B	$1,000	$1,015	$9.49	1.92%
Institutional Class	$1,000	$1,022	$2.48	0.50%

Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$1,014	$4.15	0.84%
Class B	$1,000	$1,014	$4.39	0.89%
Institutional Class	$1,000	$1,016	$1.88	0.38%
Hypothetical **
Class A	$1,000	$1,020	$4.16	0.84%
Class B	$1,000	$1,020	$4.41	0.89%
Institutional Class	$1,000	$1,023	$1.88	0.38%

Thrivent Money Market Fund
Actual
Class A	$1,000	$1,018	$3.71	0.75%
Class B	$1,000	$1,017	$5.00	1.01%
Institutional Class	$1,000	$1,020	$1.98	0.40%
Hypothetical **
Class A	$1,000	$1,021	$3.72	0.75%
Class B	$1,000	$1,020	$5.00	1.01%
Institutional Class	$1,000	$1,023	$1.98	0.40%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 to reflect the one-half year period.

** Assuming 5% total return before expenses.

	Aggressive Allocation Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares		Value	Percentage

Equity Funds (91.5%)
725,066	Thrivent Partner Small Cap Growth Fund	$8,911,064	6.5%
559,662	Thrivent Partner Small Cap Value Fund	9,027,344	6.7
476,452	Thrivent Small Cap Stock Fund	9,586,206	7.1
339,837	Thrivent Mid Cap Growth Fund	6,062,692	4.5
532,897	Thrivent Partner Mid Cap Value Fund	6,021,731	4.4
350,353	Thrivent Mid Cap Stock Fund	6,849,410	5.1
2,388,193	Thrivent Partner International Stock Fund	30,974,868	22.8
4,649,345	Thrivent Large Cap Growth Fund	25,943,344	19.1
606,086	Thrivent Large Cap Value Fund	9,739,806	7.2
387,695	Thrivent Large Cap Stock Fund	10,731,392	7.9
19,640	Thrivent Real Estate Securities Fund	224,872	0.2

	Total Equity Funds
	(cost $116,461,644)	124,072,729

Debt Funds (6.6%)
756,016	Thrivent High Yield Fund	3,825,439	2.8
296,867	Thrivent Income Fund	2,496,655	1.9
207,123	Thrivent Limited Maturity Bond Fund	2,593,175	1.9

	Total Debt Funds
	(cost $8,979,787)	8,915,269

Short-Term Investments (1.9%)
2,600,758	Thrivent Money Market Fund	2,600,758	1.9

	Total Short-Term Investments
	(cost $2,600,758)	2,600,758

	Total Investments
	(cost $128,042,189) 100.0%	$135,588,756

	Other Assets and Liabilities,
	Net (0.0%)	(26,951)

	Total Net Assets 100.0%	$135,561,805

(a) Investments are in Institutional Class Shares and the categories of investments are shown as a percentage of total net assets.
(b) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$7,611,085
Gross unrealized depreciation	(64,518)

Net unrealized appreciation	$7,546,567
Cost for federal income tax purposes	$128,042,189

The accompanying notes to the financial statements are an integral part of this schedule.

65

	Moderately Aggressive Allocation Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares		Value	Percentage

Equity Funds (78.8%)
822,082	Thrivent Partner Small Cap Growth Fund	$10,103,386	3.6%
634,015	Thrivent Partner Small Cap Value Fund	10,226,663	3.7
568,403	Thrivent Small Cap Stock Fund	11,436,273	4.1
473,268	Thrivent Mid Cap Growth Fund	8,443,099	3.0
741,439	Thrivent Partner Mid Cap Value Fund	8,378,255	3.0
578,995	Thrivent Mid Cap Stock Fund	11,319,349	4.1
3,410,792	Thrivent Partner International Stock Fund	44,237,974	15.8
7,285,424	Thrivent Large Cap Growth Fund	40,652,666	14.6
2,106,831	Thrivent Large Cap Value Fund	33,856,773	12.1
1,285,585	Thrivent Large Cap Stock Fund	35,584,999	12.7
512,085	Thrivent Real Estate Securities Fund	5,863,377	2.1

	Total Equity Funds
	(cost $207,205,160)	220,102,814

Debt Funds (18.3%)
4,017,328	Thrivent High Yield Fund	20,327,678	7.3
2,023,467	Thrivent Income Fund	17,017,356	6.1
1,093,425	Thrivent Limited Maturity Bond Fund	13,689,686	4.9

	Total Debt Funds
	(cost $51,352,057)	51,034,720

Short-Term Investments (2.9%)
8,102,876	Thrivent Money Market Fund	8,102,876	2.9

	Total Short-Term Investments
	(cost $8,102,876)	8,102,876

	Total Investments
	(cost $266,660,093) 100.0%	$279,240,410

	Other Assets and Liabilities,
	Net 0.0%	5,906

	Total Net Assets 100.0%	$279,246,316

(a) Investments are in Institutional Class Shares and the categories of investments are shown as a percentage of total net assets.
(b) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$12,897,651
Gross unrealized depreciation	(317,334)

Net unrealized appreciation	$12,580,317
Cost for federal income tax purposes	$266,660,093

The accompanying notes to the financial statements are an integral part of this schedule.

66

	Moderate Allocation Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares		Value	Percentage

Equity Funds (62.2%)
987,894	Thrivent Small Cap Stock Fund	$19,876,420	7.3%
862,910	Thrivent Mid Cap Stock Fund	16,869,896	6.2
2,478,395	Thrivent Partner International Stock Fund	32,144,787	11.7
6,244,297	Thrivent Large Cap Growth Fund	34,843,179	12.7
1,569,636	Thrivent Large Cap Value Fund	25,224,047	9.2
1,173,527	Thrivent Large Cap Stock Fund	32,483,219	11.9
752,983	Thrivent Real Estate Securities Fund	8,621,657	3.2

	Total Equity Funds
	(cost $160,242,516)	170,063,205

Debt Funds (31.0%)
3,991,702	Thrivent High Yield Fund	20,198,010	7.4
3,851,894	Thrivent Income Fund	32,394,425	11.9
2,556,077	Thrivent Limited Maturity Bond Fund	32,002,082	11.7

	Total Debt Funds
	(cost $85,303,651)	84,594,517

Short-Term Investments (6.8%)
18,574,505	Thrivent Money Market Fund	18,574,505	6.8

	Total Short-Term Investments
	(cost $18,574,505)	18,574,505

	Total Investments
	(cost $264,120,672) 100.0%	$273,232,227

	Other Assets and Liabilities,
	Net 0.0%	12,220

	Total Net Assets 100.0%	$273,244,447

(a) Investments are in Institutional Class Shares and the categories of investments are shown as a percentage of total net assets.
(b) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$9,820,689
Gross unrealized depreciation	(709,134)

Net unrealized appreciation	$9,111,555
Cost for federal income tax purposes	$264,120,672

The accompanying notes to the financial statements are an integral part of this schedule.

67

	Moderately Conservative Allocation Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares		Value	Percentage

Equity Funds (44.3%)
202,472	Thrivent Small Cap Stock Fund	$4,073,736	4.2%
204,230	Thrivent Mid Cap Stock Fund	3,992,696	4.2
563,866	Thrivent Partner International Stock Fund	7,313,339	7.6
1,708,692	Thrivent Large Cap Growth Fund	9,534,504	9.9
433,988	Thrivent Large Cap Value Fund	6,974,185	7.3
278,865	Thrivent Large Cap Stock Fund	7,718,985	8.0
262,871	Thrivent Real Estate Securities Fund	3,009,871	3.1

	Total Equity Funds
	(cost $40,047,025)	42,617,316

Debt Funds (45.9%)
1,130,228	Thrivent High Yield Fund	5,718,953	5.9
1,328,016	Thrivent Income Fund	11,168,610	11.6
2,183,954	Thrivent Limited Maturity Bond Fund	27,343,102	28.4

	Total Debt Funds
	(cost $44,595,878)	44,230,665

Short-Term Investments (9.8%)
9,470,103	Thrivent Money Market Fund	9,470,103	9.8

	Total Short-Term Investments
	(cost $9,470,103)	9,470,103

	Total Investments
	(cost $94,113,006) 100.0%	$96,318,084

	Other Assets and Liabilities,
	Net (0.0%)	(32,258)

	Total Net Assets 100.0%	$96,285,826

(a) Investments are in Institutional Class Shares and the categories of investments are shown as a percentage of total net assets.
(b) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$2,570,292
Gross unrealized depreciation	(365,214)

Net unrealized appreciation	$2,205,078
Cost for federal income tax purposes	$94,113,006

The accompanying notes to the financial statements are an integral part of this schedule.

68

		Technology Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Consumer Discretionary (2.1%)			24,300	Apple Computer, Inc.(b)	$1,710,477
2,700	Amazon.com, Inc.(b,c)	$95,067	37,100	Applied Materials, Inc.	665,945
8,600	Dolby Laboratories, Inc.(b)	202,444	7,700	aQuantive, Inc.(b,c)	192,962
1,800	DreamWorks Animation SKG, Inc.(b) 48,780		11,300	ASML Holding NV ADR(b)	238,995
1,500	Getty Images, Inc.(b,c)	96,015	9,100	ATI Technologies, Inc.(b)	141,232
3,800	Shuffle Master, Inc.(b,c)	140,410	12,048	AU Optronics Corporation(c)	197,949
9,900	Time Warner, Inc.	172,260	7,700	Autodesk, Inc.(b)	323,708
2,400	Viacom, Inc.(b)	95,592	3,300	Automatic Data Processing, Inc.	145,464
7,500	Walt Disney Company	209,700	14,800	Avaya, Inc.(b)	177,600

	Total Consumer		9,700	Avocent Corporation(b)	261,318
	Discretionary	1,060,268	31,300	BEA Systems, Inc.(b)	414,725

			500	Blue Coat Systems, Inc.(b,c)	10,880
Health Care (4.7%)			16,700	Bookham, Inc.(b,c)	101,703
4,900	Cerner Corporation(b,c)	194,285	18,550	Broadcom Corporation(b)	762,590
1,300	Fisher Scientific International, Inc.(b) 91,715		4,800	Business Objects SA ADR(b,c)	155,184
1,500	Genentech, Inc.(b)	119,565	800	CACI International, Inc.(b,c)	50,032
1,800	Genzyme Corporation(b)	110,088	6,100	Check Point Software
12,000	iShares Nasdaq Biotechnology			Technologies, Ltd.(b)	118,035
	Index Fund(c)	931,920	4,500	CheckFree Corporation(b)	242,415
10,900	iShares S&P Global Healthcare		19,800	CIENA Corporation(b,c)	80,982
	Sector Index Fund(c)	581,951	76,700	Cisco Systems, Inc.(b)	1,606,865
1,600	Medtronic, Inc.	80,192	7,700	Citrix Systems, Inc.(b)	307,384
1,100	St. Jude Medical, Inc.(b)	43,428	4,000	Cogent, Inc.(b,c)	65,440
3,300	WebMD Health Corporation(b,c)	143,616	6,200	Cognizant Technology
1,000	Zimmer Holdings, Inc.(b)	62,900		Solutions Corporation(b)	394,382

	Total Health Care	2,359,660	4,200	Cognos, Inc.(b)	156,534

			1,100	Computer Sciences Corporation(b)	64,405
Industrials (1.3%)			12,700	Compuware Corporation(b)	97,536
1,300	Avery Dennison Corporation	81,250	11,300	Comverse Technology, Inc.(b)	255,945
4,600	Energy Conversion Devices, Inc.(b,c)	230,046	30,000	Corning, Inc.(b)	828,900
6,000	Monster Worldwide, Inc.(b)	344,400	7,000	Cypress Semiconductor

	Total Industrials	655,696		Corporation(b,c)	120,120

			17,400	Dell, Inc.(b)	455,880
Information Technology (88.2%)			1,600	Digital Insight Corporation(b)	55,184
5,800	24/7 Real Media, Inc.(b,c)	58,696	2,700	Digital River, Inc.(b,c)	117,558
9,200	Accenture, Ltd.	267,444	3,000	Digitas, Inc.(b,c)	42,330
8,166	Activision, Inc.(b)	115,876	2,000	DST Systems, Inc.(b)	123,040
17,136	Adobe Systems, Inc.(b)	671,731	12,400	eBay, Inc.(b)	426,684
10,600	Advanced Micro Devices, Inc.(b)	342,910	6,500	Electronic Arts, Inc.(b)	369,200
1,300	Affiliated Computer Services, Inc.(b)	72,488	81,200	EMC Corporation(b)	1,097,012
7,600	Agilent Technologies, Inc.(b)	291,992	16,100	Entrust, Inc.(b,c)	53,613
4,200	Akamai Technologies, Inc.(b,c)	141,498	6,600	F5 Networks, Inc.(b)	386,496
18,600	Alcatel SA ADR(b,c)	268,212	3,400	FileNet Corporation(b)	94,588
17,500	Altera Corporation(b)	382,200	5,500	First Data Corporation	262,295
13,000	Amdocs, Ltd.(b)	483,600	4,300	FormFactor, Inc.(b,c)	179,267
2,700	Amphenol Corporation	156,060	10,907	Freescale Semiconductor, Inc.(b)	345,425
15,400	Analog Devices, Inc.	583,968	2,000	Global Payments, Inc.	94,860

The accompanying notes to the financial statements are an integral part of this schedule.

69

Technology Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Information Technology— continued			6,000	Palm, Inc.(b,c)	$135,600
4,200	Google, Inc.(b)	$1,755,348	4,280	Parametric Technology Corporation(b)	63,943
17,800	Hewlett-Packard Company	577,966	2,600	Plantronics, Inc.	97,500
5,132	Homestore, Inc.(b)	31,511	26,900	PMC-Sierra, Inc.(b)	334,367
9,900	Hyperion Solutions Corporation(b)	303,138	4,000	Progress Software Corporation(b)	110,360
8,400	Informatica Corporation(b,c)	129,108	3,600	QLogic Corporation(b)	74,916
3,100	Infosys Technologies, Ltd. ADR(c)	243,815	27,200	QUALCOMM, Inc.	1,396,448
3,900	Ingram Micro, Inc.(b)	71,721	400	Rackable Systems, Inc.(b,c)	20,556
21,000	Integrated Device Technology, Inc.(b)	319,620	23,500	RAE Systems, Inc.(b,c)	83,660
54,600	Intel Corporation	1,090,908	10,500	Red Hat, Inc.(b,c)	308,595
3,100	Intermec, Inc.(b,c)	82,119	4,300	Research in Motion, Ltd.(b)	329,509
9,000	International Business		6,400	RSA Security, Inc.(b,c)	134,016
	Machines Corporation	741,060	4,500	Salesforce.com, Inc.(b,c)	157,725
4,600	Internet Security Systems, Inc.(b)	103,224	800	Samsung Electronics Company,
15,300	Interwoven, Inc.(b,c)	155,295		Ltd. ADR	273,113
1,600	Intuit, Inc.(b)	86,672	4,900	SanDisk Corporation(b)	312,767
9,400	Jabil Circuit, Inc.(b)	366,506	6,600	SAP AG	360,558
47,100	JDS Uniphase Corporation(b)	164,379	7,300	Sapient Corporation(b,c)	57,159
28,500	Juniper Networks, Inc.(b)	526,680	7,800	Seagate Technology(c)	207,168
9,300	KLA-Tencor Corporation	447,888	1,400	Shanda Interactive
8,900	Lam Research Corporation(b)	435,032		Entertainment, Ltd.(b,c)	17,304
11,200	Linear Technology Corporation	397,600	7,900	Stellent, Inc.(c)	101,199
7,300	Macrovision Corporation(b,c)	167,170	71,800	Sun Microsystems, Inc.(b)	359,000
10,300	Marvell Technology Group, Ltd.(b)	588,027	4,900	Sybase, Inc.(b)	106,673
12,000	Maxim Integrated Products, Inc.	423,120	31,271	Symantec Corporation(b)	512,219
8,700	McAfee, Inc.(b)	226,983	32,927	Taiwan Semiconductor
3,000	MEMC Electronic Materials, Inc.(b)	121,800		Manufacturing Company, Ltd. ADR(c)	345,075
3,200	Mercury Interactive Corporation(b)	115,200	1,000	Take-Two Interactive Software, Inc.(b,c)	17,050
9,000	Microchip Technology, Inc.	335,340	9,600	Teradyne, Inc.(b)	161,856
13,100	Micron Technology, Inc.(b)	222,307	32,400	Texas Instruments, Inc.	1,124,604
53,600	Microsoft Corporation	1,294,440	1,700	THQ, Inc.(b)	43,571
26,300	Motorola, Inc.	561,505	48,300	TIBCO Software, Inc.(b)	416,346
22,000	MRV Communications, Inc.(b,c)	83,820	3,600	Trident Microsystems, Inc.(b,c)	95,760
15,100	National Semiconductor Corporation	452,698	2,600	ValueClick, Inc.(b,c)	43,810
5,300	NAVTEQ Corporation(b)	220,056	4,200	Varian Semiconductor
4,500	Neoware Systems, Inc.(b,c)	97,515		Equipment Associates, Inc.(b,c)	137,550
4,400	NetEase.com, Inc.(b,c)	95,392	6,700	VeriSign, Inc.(b)	157,584
12,900	Network Appliance, Inc.(b)	478,203	4,800	Vignette Corporation(b,c)	76,080
33,800	Nokia Oyj ADR	765,908	2,960	Viisage Technology, Inc.(b,c)	49,639
10,500	Novell, Inc.(b)	86,310	6,900	Vishay Intertechnology, Inc.(b)	107,433
5,100	NVIDIA Corporation(b)	149,022	22,300	Vitria Technology, Inc.(b,c)	68,907
15,700	ON Semiconductor Corporation(b,c)	112,569	1,600	Websense, Inc.(b)	39,776
3,100	Openwave Systems, Inc.(b,c)	57,691	5,500	Western Digital Corporation(b)	115,720
21,500	Opsware, Inc.(b,c)	181,890	9,300	Wind River Systems, Inc.(b,c)	106,113
73,300	Oracle Corporation(b)	1,069,447	11,300	Xerox Corporation(b)	158,652

The accompanying notes to the financial statements are an integral part of this schedule.

70

Technology Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)		Value

Information Technology— continued			Telecommunications Services (1.0%)
19,700	Xilinx, Inc.	$545,099	11,914	Sprint Nextel Corporation		$295,467
32,000	Yahoo!, Inc.(b)	1,048,960	5,600	Verizon Communications, Inc.		184,968

3,300	Zebra Technologies Corporation(b)	130,977		Total Telecommunications

	Total Information			Services		480,435

	Technology	44,310,734

				Total Common
				Stock (cost $49,236,728)		48,866,793

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.4%)			Rate(d)	Date	Value

7,748,418	Thrivent Financial Securities Lending Trust			4.860%	N/A	$7,748,418

	Total Collateral Held for Securities Loaned
	(cost $7,748,418)					7,748,418

				Interest	Maturity
Shares	Short-Term Investments (3.3%)			Rate(d)	Date	Value

1,643,385	Thrivent Money Market Fund		4.530%		N/A	$1,643,385

	Total Short-Term Investments (at amortized cost)					1,643,385

	Total Investments
	(cost $58,628,531) 116.0%					$58,258,596

	Other Assets and Liabilities,
	Net (16.0%)					(8,047,427)

	Total Net Assets 100.0%					$50,211,169

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote:

ADR – American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$7,796,826
Gross unrealized depreciation	(8,166,761)

Net unrealized appreciation	($369,935)
Cost for federal income tax purposes	$58,628,531

The accompanying notes to the financial statements are an integral part of this schedule.

71

	Partner Small Cap Growth Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (90.5%)	Value	Shares	Common Stock (90.5%)	Value

Consumer Discretionary (9.2%)			2,760	St. Mary Land & Exploration
4,240	Aeropostale, Inc.(b,c)	$130,210		Company(c)	$116,362
1,370	Carters, Inc.(b,c)	92,283	15,975	Superior Energy Services, Inc.(b,c)	513,596
2,240	Citi Trends, Inc.(b,c)	108,752	3,398	Western Gas Resources, Inc.	176,696

4,655	Coldwater Creek, Inc.(b,c)	130,154		Total Energy	2,397,048

3,310	Crocs, Inc.(b,c)	98,969
610	Fred’s, Inc.(c)	8,656	Financials (6.9%)
3,690	GameStop Corporation(b,c)	174,168	3,640	Argonaut Group, Inc.(b)	127,036
3,100	Genesco, Inc.(b)	128,123	4,360	Boston Private Financial
4,510	Gymboree Corporation(b)	135,661		Holdings, Inc.(c)	144,970
3,395	Hibbett Sporting Goods, Inc.(b)	102,902	2,450	Calamos Asset Management, Inc.(c)	94,962
3,880	Isle of Capri Casinos, Inc.(b,c)	121,056	3,080	East West Bancorp, Inc.	122,184
4,070	Jackson Hewitt Tax Service, Inc.	121,612	9,086	Financial Federal Corporation	258,042
6,040	McCormick & Schmick’s		1,160	Greenhill & Company, Inc.(c)	82,267
	Seafood Restaurants, Inc.	151,000	6,790	Highland Hospitality Corporation(c)	87,591
3,110	Nutri/System, Inc.(b,c)	211,045	2,160	Investment Technology
10,138	Ruby Tuesday, Inc.(c)	301,808		Group, Inc.(b)	114,458
4,745	Shuffle Master, Inc.(b,c)	175,328	3,250	Investors Financial
7,926	Tractor Supply Company(b)	513,526		Services Corporation(c)	155,545
3,900	VistaPrint, Ltd.(b)	124,722	1,340	Kilroy Realty Corporation	95,569
3,302	Winnebago Industries, Inc.(c)	97,244	2,330	Nasdaq Stock Market, Inc.(b)	87,189
2,510	WMS Industries, Inc.(b)	78,438	3,750	Sunstone Hotel Investors, Inc.	107,775

	Total Consumer		14,060	Texas Capital Bancshares, Inc.(b)	324,224
	Discretionary	3,005,657	2,350	United Community Banks, Inc.(c)	69,607

			7,315	Wintrust Financial Corporation(c)	378,551

Consumer Staples (1.2%)				Total Financials	2,249,970

2,600	Central Garden & Pet Company(b)	128,076
3,840	Hain Celestial Group, Inc.(b)	103,296	Health Care (16.5%)
500	Hansen Natural Corporation(b,c)	64,730	1,920	Adams Respiratory
5,590	Wild Oats Markets, Inc.(b,c)	96,036		Therapeutics, Inc.(b,c)	82,349

	Total Consumer Staples	392,138	20,448	American Medical Systems

				Holdings, Inc.(b)	454,150
Energy (7.3%)			3,330	Amylin Pharmaceuticals, Inc.(b,c)	145,022
4,350	Basic Energy Services, Inc.(b,c)	144,986	3,470	Chemed Corporation(c)	189,080
1,370	Berry Petroleum Company	100,969	2,930	Cubist Pharmaceuticals, Inc.(b,c)	66,423
3,788	Cooper Cameron Corporation(b)	190,309	3,720	ev3, Inc.(b,c)	58,367
980	Crosstex Energy, Inc.(c)	71,736	7,848	HealthExtras, Inc.(b,c)	228,063
2,280	Dril-Quip, Inc.(b)	164,114	2,510	Healthways, Inc.(b,c)	123,141
2,510	Foundation Coal Holdings, Inc.(c)	127,257	10,950	Illumina, Inc.(b,c)	346,348
1,890	Frontier Oil Corporation	114,402	9,647	Integra LifeSciences
4,253	Helix Energy Solutions			Holdings Corporation(b,c)	404,788
	Group, Inc.(b,c)	165,101	1,680	Intuitive Surgical, Inc.(b)	213,360
3,000	Hornbeck Offshore		9,235	Inverness Medical
	Services, Inc.(b,c)	107,730		Innovations, Inc.(b,c)	240,110
1,926	Hydril Company(b,c)	154,388	8,080	Kensey Nash Corporation(b,c)	243,774
2,470	Oil States International, Inc.(b)	99,714	4,380	Medicis Pharmaceutical
6,480	Parallel Petroleum Corporation(b,c)	149,688		Corporation(c)	144,014

The accompanying notes to the financial statements are an integral part of this schedule.

72

Partner Small Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (90.5%)	Value	Shares	Common Stock (90.5%)	Value

Health Care — continued			2,920	Navigant Consulting, Inc.(b)	$61,554
7,358	Mentor Corporation	$318,822	2,660	Pacer International, Inc.	91,211
4,800	Myogen, Inc.(b,c)	158,688	15,310	Shaw Group, Inc.(b,c)	468,486
6,730	Nektar Therapeutics(b,c)	144,762	2,267	Stericycle, Inc.(b)	149,259
1,420	Neurocrine Biosciences, Inc.(b,c)	81,451	2,560	Wabtec Corporation	93,517
4,770	New River Pharmaceuticals, Inc.(b,c)	162,180	1,390	Washington Group
2,550	PolyMedica Corporation(c)	105,340		International, Inc.(b)	77,298
15,552	PSS World Medical, Inc.(b,c)	280,558	5,040	Waste Connections, Inc.(b,c)	194,040
9,510	Psychiatric Solutions, Inc.(c)	314,401	1,450	Watsco, Inc.	92,002
4,070	Sierra Health Services, Inc.(b)	159,585	6,820	Werner Enterprises, Inc.	130,808
5,230	Sunrise Senior Living, Inc.(b,c)	194,556	2,870	WESCO International, Inc.(b)	215,250

960	United Therapeutics			Total Industrials	6,039,945

	Corporation(b,c)	57,168
3,900	VCA Antech, Inc.(b)	121,251	Information Technology (28.2%)
2,800	Vertex Pharmaceuticals, Inc.(b,c)	101,836	11,070	24/7 Real Media, Inc.(b,c)	112,028
3,180	Wellcare Health Plans, Inc.(b)	133,178	26,245	Aeroflex, Inc.(b)	330,949
2,890	West Pharmaceutical Services, Inc.	102,942	21,459	Agile Software Corporation(b,c)	149,569

	Total Health Care	5,375,707	5,040	aQuantive, Inc.(b,c)	126,302

			2,790	Atheros Communications, Inc.(b,c)	70,838
Industrials (18.5%)			11,713	Avocent Corporation(b)	315,548
10,485	A.S.V., Inc.(b,c)	262,125	3,215	Brightpoint, Inc.(b,c)	107,638
6,260	AAR Corporation(b,c)	167,017	7,491	Coherent, Inc.(b)	277,242
1,750	Actuant Corporation(c)	111,912	2,120	Cymer, Inc.(b)	109,583
2,730	Acuity Brands, Inc.	112,694	17,202	Digital Insight Corporation(b)	593,299
2,450	American Commercial		7,930	Digitas, Inc.(b,c)	111,892
	Lines, Inc.(b,c)	132,128	4,180	Electronics for Imaging, Inc.(b,c)	114,783
2,340	Barnes Group, Inc.	105,464	13,560	EMCORE Corporation(b,c)	144,550
4,730	BE Aerospace, Inc.(b)	123,122	2,880	Euronet Worldwide, Inc.(b,c)	102,931
3,915	Bucyrus International, Inc.	203,228	26,850	Finisar Corporation(b,c)	126,195
3,610	Covanta Holding Corporation(b,c)	60,215	10,180	Foundry Networks, Inc.(b)	144,658
6,119	CRA International, Inc.(b)	298,362	10,044	Global Imaging Systems, Inc.(b,c)	375,143
2,140	Energy Conversion Devices, Inc.(b,c)	107,021	1,800	Heartland Payment Systems, Inc.(b,c)	47,232
8,669	Forward Air Corporation	348,234	10,190	Homestore, Inc.(b)	62,567
6,175	Gardner Denver, Inc.(b)	460,223	4,788	Hyperion Solutions Corporation(b)	146,609
4,515	Genesee & Wyoming, Inc.(b)	147,957	6,623	Informatica Corporation(b,c)	101,796
6,380	Global Cash Access, Inc.(b,c)	124,346	8,610	Integrated Device
2,590	Granite Construction, Inc.	120,072		Technology, Inc.(b)	131,044
1,930	Greenbrier Companies, Inc.(c)	77,490	14,909	Intermec, Inc.(b,c)	394,939
3,210	Heidrick & Struggles		2,170	Itron, Inc.(b)	145,498
	International, Inc.(b,c)	116,074	22,032	Jupitermedia Corporation(b,c)	388,204
4,675	IDEX Corporation	237,490	2,928	Kronos, Inc.(b)	133,634
4,087	Jacobs Engineering		4,550	Littelfuse, Inc.(b)	146,920
	Group, Inc.(b,c)	337,995	13,259	Macrovision Corporation(b)	303,631
7,240	JLG Industries, Inc.	207,643	2,410	MICROS Systems, Inc.(b)	100,738
5,122	Kennametal, Inc.	316,796	4,340	Microsemi Corporation(b)	118,569
2,380	Lennox International, Inc.	77,659	3,940	MoneyGram International, Inc.	133,566
4,260	Manitowoc Company, Inc.	211,253	7,250	MPS Group, Inc.(b)	115,710
The accompanying notes to the financial statements are an integral part of this schedule.

73

Partner Small Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (90.5%)	Value	Shares	Common Stock (90.5%)	Value

Information Technology — continued			Materials (1.9%)
17,480	Nuance Communications, Inc.(b,c)	$224,268	2,080	Aleris International, Inc.(b)	$96,200
11,090	ON Semiconductor Corporation(b,c)	79,515	770	Cleveland-Cliffs, Inc.(c)	65,904
9,840	Openwave Systems, Inc.(b,c)	183,122	2,410	Eagle Materials, Inc.	159,662
12,820	Opsware, Inc.(b,c)	108,457	5,190	NovaGold Resources, Inc.(b)	83,040
13,670	PMC-Sierra, Inc.(b)	169,918	3,140	Pan American Silver Corporation(b)	77,872
4,550	Rackable Systems, Inc.(b,c)	233,824	1,910	Titanium Metals Corporation(b,c)	136,852

7,560	Redback Networks, Inc.(b,c)	169,344		Total Materials	619,530

4,967	Rogers Corporation(b,c)	306,464
8,347	SafeNet, Inc.(b,c)	167,691	Telecommunications Services (0.8%)
3,610	Silicon Laboratories, Inc.(b)	168,262	6,410	SBA Communications Corporation(b)	161,019
3,850	Sirf Technology Holdings, Inc.(b,c)	131,478	6,550	Time Warner Telecom, Inc.(b,c)	109,844

3,965	THQ, Inc.(b,c)	101,623		Total Telecommunications
7,400	Trident Microsystems, Inc.(b)	196,840		Services	270,863

6,605	Trimble Navigation, Ltd.(b)	312,945

26,848	ValueClick, Inc.(b,c)	452,389		Total Common Stock
3,515	Varian Semiconductor			(cost $25,751,497)	29,541,506

	Equipment Associates, Inc.(b,c)	115,116
6,660	Websense, Inc.(b)	165,568
5,140	Witness Systems, Inc.(b)	120,019

	Total Information
	Technology	9,190,648

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.4%)	Rate(d)	Date	Value

8,278,749	Thrivent Financial Securities Lending Trust	4.860%	N/A	$8,278,749

	Total Collateral Held for Securities Loaned
	(cost $8,278,749)			8,278,749

The accompanying notes to the financial statements are an integral part of this schedule.

74

Partner Small Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (11.4%)	Rate(d)	Date	Value

$2,465,000	Federal National Mortgage Association	3.150%	5/1/2006	$2,464,352
1,268,414	Thrivent Money Market Fund	4.530	N/A	1,268,414

	Total Short-Term Investments (at amortized cost)			3,732,766

	Total Investments (cost $37,763,012) 127.3%			$41,553,021

	Other Assets and Liabilities, Net (27.3%)			(8,907,711)

	Total Net Assets 100.0%			$32,645,310

(a) The categories of investments are shown as a percentage of total net assets. (b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$4,187,141
Gross unrealized depreciation	(397,132)

Net unrealized appreciation (depreciation)	$3,790,009
Cost for federal income tax purposes	$37,763,012

The accompanying notes to the financial statements are an integral part of this schedule.

75

	Partner Small Cap Value Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (94.3%)	Value	Shares	Common Stock (94.3%)	Value

Consumer Discretionary (11.5%)			Financials (20.5%)
54,000	Aaron Rents, Inc.	$1,450,440	28,000	Allied Capital Corporation(c)	$869,680
25,000	CSS Industries, Inc.	752,500	14,300	American Capital Strategies, Ltd.(c)	497,926
40,000	Cutter & Buck, Inc.	480,000	36,500	Bedford Property Investors, Inc.	984,040
51,000	Dixie Group, Inc.(b,c)	745,620	20,000	Boston Private Financial
33,000	Fred’s, Inc.(c)	468,270		Holdings, Inc.(c)	665,000
44,000	Hancock Fabrics, Inc.(c)	154,440	36,000	Bristol West Holdings, Inc.(c)	664,560
71,100	Haverty Furniture		33,500	East West Bancorp, Inc.	1,328,945
	Companies, Inc.(c)	1,073,610	42,001	First Financial Fund, Inc.(c)	700,990
118,400	IMPCO Technologies, Inc.(b,c)	857,216	43,400	First Republic Bank	1,888,768
39,500	Journal Register Company	441,610	21,800	GB&T Bancshares, Inc.(c)	484,178
19,200	Matthews International		53,500	Glenborough Realty Trust, Inc.(c)	1,120,825
	Corporation	668,160	5,000	iShares Russell 2000 Value(c)	374,950
20,000	Orient Express Hotels, Ltd.	820,000	8,200	Kilroy Realty Corporation	584,824
32,100	RARE Hospitality		23,500	Kite Realty Group Trust	358,845
	International, Inc.(b)	998,952	20,600	LaSalle Hotel Properties	900,838
20,700	Ruby Tuesday, Inc.(c)	616,239	2,400	Markel Corporation(b)	838,200
30,400	Saga Communications, Inc.(b,c)	278,464	23,300	Max Re Capital, Ltd.	570,850
24,100	Shiloh Industries, Inc.(b)	482,241	25,000	Midland Company(c)	891,500
31,000	Stanley Furniture Company, Inc.(c)	839,790	18,700	National Health Realty, Inc.(c)	342,210
24,200	Steak n Shake Company(b,c)	462,462	46,500	Net Bank, Inc.	325,500
69,000	Stein Mart, Inc.	1,090,200	30,600	Ohio Casualty Corporation	907,290
23,000	WCI Communities, Inc.(b,c)	589,490	12,200	Piper Jaffray Companies(b)	852,780
23,900	Winnebago Industries, Inc.(c)	703,855	31,800	ProAssurance Corporation(b)	1,602,084

	Total Consumer		19,200	Sandy Spring Bancorp, Inc.	681,408
	Discretionary	13,973,559	26,500	Seabright Insurance Holdings(b)	451,030

			39,000	Strategic Hotel Capital, Inc.	884,520
Consumer Staples (1.6%)			21,500	SVB Financial Group(b,c)	1,091,555
89,000	Alliance One International, Inc.(c)	389,820	67,100	Texas Regional Bancshares, Inc.	1,923,758
26,500	Casey’s General Stores, Inc.	566,835	25,000	Trammell Crow Company(b)	973,250
31,000	Nash Finch Company(c)	716,100	33,000	Washington Real Estate
17,600	Wild Oats Markets, Inc.(b,c)	302,368		Investment Trust(c)	1,229,910

	Total Consumer Staples	1,975,123		Total Financials	24,990,214

Energy (8.1%)			Health Care (4.9%)
15,700	Atwood Oceanics, Inc.(b,c)	837,595	11,700	Arrow International, Inc.	365,391
10,600	Cimarex Energy Company	455,270	43,500	Capital Senior Living
22,000	Encore Acquisition Company(b)	674,080		Corporation(b,c)	477,630
30,400	Forest Oil Corporation(b)	1,111,728	58,000	Diversa Corporation(b,c)	610,740
21,000	Lone Star Technologies, Inc.(b)	1,113,210	44,700	Myriad Genetics, Inc.(b,c)	1,145,661
24,602	Mariner Energy, Inc.(b)	478,509	16,000	National Healthcare
25,300	TETRA Technologies, Inc.(b)	1,244,760		Corporation(c)	680,800
21,000	Todco	963,270	45,000	Owens & Minor, Inc.	1,434,150
29,800	W-H Energy Services, Inc.(b)	1,497,450	17,500	Pharmion Corporation(b,c)	338,800
34,500	Whiting Petroleum Corporation(b)	1,457,625	27,400	West Pharmaceutical

	Total Energy	9,833,497		Services, Inc.	975,988

				Total Health Care	6,029,160

The accompanying notes to the financial statements are an integral part of this schedule.

76

Partner Small Cap Value Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (94.3%)	Value	Shares	Common Stock (94.3%)	Value

Industrials (21.8%)			22,500	Progress Software Corporation(b)	$620,775
44,000	Accuride Corporation(b,d)	$451,000	59,000	RSA Security, Inc.(b)	1,235,460
14,000	Ameron International Corporation	919,660	157,000	S1 Corporation(b)	811,690
38,800	C&D Technologies, Inc.(c)	312,728	47,000	SBS Technologies, Inc.(b)	764,690
27,000	Casella Waste Systems, Inc.(b)	419,850	30,700	StarTek, Inc.	700,881

14,300	Circor International, Inc.	433,290		Total Information
32,600	Dollar Thrifty Automotive			Technology	11,838,234

	Group, Inc.(b)	1,586,968
41,500	Duratek, Inc.(b)	905,945	Materials (10.9%)
15,400	EDO Corporation(c)	402,402	33,500	Airgas, Inc.	1,355,075
44,700	Electro Rent Corporation(b)	720,564	22,100	AptarGroup, Inc.(e)	1,158,261
13,900	ElkCorp(c)	423,255	36,500	Arch Chemicals, Inc.	1,075,290
20,200	Franklin Electric Company, Inc.(c)	1,178,266	14,400	Carpenter Technology
18,000	FTI Consulting, Inc.(b)	517,320		Corporation(c)	1,712,880
28,000	G & K Services, Inc.	1,147,160	14,500	Chesapeake Corporation	204,015
53,500	Genesee & Wyoming, Inc.(b)	1,753,195	7,600	Deltic Timber Corporation(c)	438,672
17,500	Genlyte Group, Inc.(b)	1,205,925	15,900	Florida Rock Industries, Inc.	991,683
32,000	Hub Group, Inc.(b)	1,573,440	48,700	Gibraltar Industries, Inc.	1,353,373
26,200	IDEX Corporation	1,330,960	31,300	MacDermid, Inc.(d)	1,073,590
37,500	Insituform Technologies, Inc.(b)	955,500	11,500	Meridian Gold, Inc.(b,c)	373,750
19,800	JLG Industries, Inc.	567,864	29,500	Metal Management, Inc.(d)	957,275
23,700	Kirby Corporation(b)	1,746,690	9,600	Minerals Technologies, Inc.(c)	549,312
62,000	LSI Industries, Inc.(c)	1,036,020	45,000	Myers Industries, Inc.(d)	796,500
23,800	Macquarie Infrastructure		34,000	Stillwater Mining Company(b,c)	576,980
	Company Trust	694,960	44,500	Wausau-Mosinee
42,000	McGrath Rentcorp(c)	1,129,380		Paper Corporation	639,910

27,000	Nordson Corporation(d)	1,443,150		Total Materials	13,256,566

40,100	RemedyTemp, Inc.(b)	504,658
60,600	Vitran Corporation, Inc.(b)	1,220,484	Telecommunications Services (0.5%)
21,600	Waste Connections, Inc.(b)	831,600	80,500	Premiere Global Services, Inc.(b)	628,705

31,200	Woodward Governor Company	1,068,600		Total Telecommunications

	Total Industrials	26,480,834		Services	628,705

Information Technology (9.7%)			Utilities (4.8%)
25,500	Applied Films Corporation(b,c)	558,960	22,600	Black Hills Corporation(c)	822,640
12,000	ATMI, Inc.(b,c)	340,800	50,000	Cleco Corporation	1,125,000
35,600	Belden CDT, Inc.	1,114,280	30,000	El Paso Electric Company(b)	592,500
84,000	Brooks Automation, Inc.(b)	1,135,680	7,400	Otter Tail Power Company(c)	220,890
55,000	Catapult Communications		42,000	Southwest Gas Corporation	1,164,240
	Corporation(b)	657,800	32,700	UniSource Energy Corporation	989,175
67,000	Entegris, Inc.(b)	682,060	34,000	Vectren Corporation	908,480

153,000	Lattice Semiconductor			Total Utilities	5,822,925

	Corporation(b)	1,017,450

9,200	Littelfuse, Inc.(b)	297,068		Total Common Stock
49,000	Methode Electronics, Inc.	480,200		(cost $89,200,641)	114,828,817

89,000	MPS Group, Inc.(b)	1,420,440

The accompanying notes to the financial statements are an integral part of this schedule.

77

Partner Small Cap Value Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.0%)	Rate(f)	Date	Value

26,743,727	Thrivent Financial Securities Lending Trust	4.860%	N/A	$26,743,727

	Total Collateral Held for Securities Loaned
	(cost $26,743,727)			26,743,727

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.2%)	Rate(f)	Date	Value

5,778,679	Thrivent Money Market Fund	4.530%	N/A	$5,778,679
$1,730,000	UBS Americas, Inc.	4.820	5/1/2006	1,729,537

	Total Short-Term Investments (at amortized cost)			7,508,216

	Total Investments (cost $123,452,584) 122.5%			$149,080,760

	Other Assets and Liabilities, Net (22.5%)			(27,417,063)

	Total Net Assets 100.0%			121,663,697

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Denotes investments purchased on a when-issued basis.

(e) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(f) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(g) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$28,760,710
Gross unrealized depreciation	(3,132,534)

Net unrealized appreciation (depreciation)	$25,628,176
Cost for federal income tax purposes	$123,452,584

The accompanying notes to the financial statements are an integral part of this schedule.

78

	Small Cap Stock Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Consumer Discretionary (11.7%)			50,100	Performance Food Group
44,100	AnnTaylor Stores Corporation(b)	$1,646,253		Company(b,c)	$1,538,070
46,400	Autoliv, Inc.	2,565,920	68,200	Reddy Ice Holdings, Inc.(c)	1,602,700

61,500	California Pizza Kitchen, Inc.(b,c)	1,943,400		Total Consumer Staples	11,855,280

46,300	Cheesecake Factory, Inc.(b)	1,461,228
27,900	Children’s Place Retail		Energy (6.1%)
	Stores, Inc.(b,c)	1,723,662	36,200	Cimarex Energy Company	$1,554,790
54,700	Coldwater Creek, Inc.(b,c)	1,529,412	18,500	Comstock Resources, Inc.(b)	574,980
55,900	Desarrolladora Homex ADR(b,c)	2,142,088	48,800	Denbury Resources, Inc.(b)	1,590,880
58,100	DSW, Inc.(b,c)	1,818,530	20,900	Dril-Quip, Inc.(b,c)	1,504,382
50,200	Genesco, Inc.(b)	2,074,766	16,500	Forest Oil Corporation(b)	603,405
75,400	Gentex Corporation	1,105,364	27,100	Frontier Oil Corporation	1,640,363
95,350	Golf Galaxy, Inc.(b,c)	2,469,565	138,500	Global Industries, Ltd.(b)	2,197,995
51,700	Guitar Center, Inc.(b,c)	2,779,392	16,800	Helmerich & Payne, Inc.	1,222,032
155,800	Imax Corporation(b,c)	1,553,326	72,100	Key Energy Services, Inc.(b)	1,232,189
119,200	Insight Enterprises, Inc.(b,c)	2,356,584	48,800	Oil States International, Inc.(b)	1,970,056
194,400	Interface, Inc.(b)	2,499,984	31,900	Peabody Energy Corporation	2,037,134
34,800	International Speedway		60,100	Petrohawk Energy Corporation(b,c)	756,058
	Corporation	1,711,812	19,500	Petroleum Development
44,850	Joseph A. Bank Clothiers, Inc.(b,c)	1,883,700		Corporation(b,c)	780,195
18,768	M.D.C. Holdings, Inc.(c)	1,084,415	59,500	Pioneer Drilling Company(b,c)	964,495
37,200	Men’s Wearhouse, Inc.	1,318,368	55,350	Range Resources Corporation	1,468,436
35,800	Meredith Corporation	1,775,680	48,200	St. Mary Land &
42,000	Modine Manufacturing Company	1,218,420		Exploration Company(c)	2,032,112
35,100	Nordstrom, Inc.	1,345,383	76,400	Superior Energy Services, Inc.(b)	2,456,260
48,400	Penn National Gaming, Inc.(b)	1,970,848	19,900	Tesoro Petroleum Corporation	1,391,408
103,400	Quiksilver, Inc.(b,c)	1,413,478	26,000	Todco	1,192,620
44,800	R.H. Donnelley Corporation(b)	2,514,624	15,300	Ultra Petroleum Corporation(b)	978,588
35,300	Red Robin Gourmet		15,800	Unit Corporation(b)	912,450
	Burgers, Inc.(b,c)	1,587,088	36,300	Veritas DGC, Inc.(b,c)	1,739,496
24,400	Regis Corporation(c)	855,708	52,700	W-H Energy Services, Inc.(b,c)	2,648,175
68,300	Scientific Games Corporation(b)	2,601,547	46,100	World Fuel Services
61,125	SCP Pool Corporation	2,855,760		Corporation(c)	1,845,844

128,850	Shuffle Master, Inc.(b,c)	4,761,008		Total Energy	35,294,343

44,000	Steiner Leisure, Ltd.(b)	1,897,280
126,000	Texas Roadhouse, Inc.(b,c)	1,902,600	Financials (20.6%)
32,600	Tractor Supply Company(b)	2,112,154	48,250	Affiliated Managers
122,500	Wolverine World Wide, Inc.	3,042,900		Group, Inc.(b,c)	4,887,725

	Total Consumer		26,700	Alexandria Real Estate
	Discretionary	67,522,247		Equities, Inc.	2,419,020

			45,000	AmerUs Group Company	2,639,250
Consumer Staples (2.0%)			70,300	Argonaut Group, Inc.(b)	2,453,470
138,300	Casey’s General Stores, Inc.	2,958,237	160,200	Ashford Hospitality Trust(c)	1,864,728
36,900	Central Garden & Pet Company(b)	1,817,694	81,800	Asset Acceptance
35,000	Chattem, Inc.(b,c)	1,261,050		Capital Corporation(b,c)	1,708,802
31,700	Dean Foods Company(b)	1,255,637	78,500	Assured Guaranty, Ltd.	1,950,725
62,200	Elizabeth Arden, Inc.(b)	1,421,892	93,200	BioMed Realty Trust, Inc.	2,579,776

The accompanying notes to the financial statements are an integral part of this schedule.

79

Small Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Financials — continued			38,600	Westamerica Bancorporation(c)	$1,974,004
48,211	BOK Financial Corporation	$2,346,911	26,500	Wintrust Financial Corporation(c)	1,371,375

160,700	Cardinal Financial Corporation(c)	1,899,474		Total Financials	118,630,583

36,000	Center Financial Corporation	803,520
115,100	Colonial BancGroup, Inc.	2,984,543	Health Care (10.6%)
45,000	Cullen/Frost Bankers, Inc.	2,604,600	102,800	American Medical Systems
56,000	EastGroup Properties, Inc.(c)	2,501,520		Holdings, Inc.(b)	2,283,188
143,600	Equity Inns, Inc.(c)	2,326,320	42,200	ArthroCare Corporation(b,c)	1,912,926
116,400	FelCor Lodging Trust, Inc.	2,520,060	93,900	BioMarin Pharmaceutical, Inc.(b)	1,154,970
39,100	First Community Bancorp, Inc.	2,267,800	28,500	Community Health Systems, Inc.(b)	1,032,840
16,600	First Indiana Corporation(c)	424,296	58,100	Conor Medsystems, Inc.(b,c)	1,568,700
44,800	Greenhill & Company, Inc.(c)	3,177,216	19,100	Covance, Inc.(b)	1,114,485
169,550	HCC Insurance Holdings, Inc.	5,678,230	51,400	Cubist Pharmaceuticals, Inc.(b,c)	1,165,238
141,400	HRPT Properties Trust	1,552,572	53,200	Cyberonics, Inc.(b,c)	1,233,708
113,600	iShares Russell 2000 Index Fund(c)	8,640,415	38,300	Dade Behring Holdings, Inc.	1,493,700
41,200	iShares Russell Microcap		172,300	DepoMed, Inc.(b,c)	1,094,966
	Index Fund(c)	2,393,720	125,800	Dexcom, Inc.(b,c)	3,165,128
105,900	iShares S&P SmallCap 600		44,100	Digene Corporation(b)	1,821,771
	Index Fund(c)	6,915,270	125,800	Dyax Corporation(b,c)	566,100
122,500	KMG America Corporation(b,c)	1,109,850	114,600	Exelixis, Inc.(b)	1,233,096
62,800	LaSalle Hotel Properties	2,746,244	37,400	First Horizon Pharmaceutical
46,284	Mercantile Bank Corporation	1,902,274		Corporation(b,c)	832,898
27,400	Mid-America Apartment		37,300	Haemonetics Corporation(b)	2,032,850
	Communities, Inc.	1,452,200	33,700	Henry Schein, Inc.(b)	1,571,094
11,100	National Financial Partners	577,200	18,200	Hologic, Inc.(b,c)	867,594
126,400	Nexity Financial Corporation(b)	1,586,320	56,600	Integra LifeSciences
93,400	Ohio Casualty Corporation	2,769,310		Holdings Corporation(b,c)	2,374,936
72,000	Philadelphia Consolidated		20,200	Intuitive Surgical, Inc.(b,c)	2,565,400
	Holding Corporation(b,c)	2,385,360	58,400	Keryx BioPharmaceuticals, Inc.(b,c)	994,552
59,200	Piper Jaffray Companies(b,c)	4,138,080	35,100	Kyphon, Inc.(b,c)	1,458,405
92,100	Platinum Underwriters		160,400	NeoPharm, Inc.(b,c)	1,281,596
	Holdings, Ltd.	2,539,197	18,500	Neurocrine Biosciences, Inc.(b,c)	1,061,160
110,000	PowerShares Zacks Micro		167,500	NovaMed, Inc.(b)	1,179,200
	Cap Portfolio	1,920,600	69,200	NuVasive, Inc.(b,c)	1,378,464
54,800	ProAssurance Corporation(b)	2,760,824	38,200	PDL BioPharma, Inc.(b)	1,099,396
36,600	RLI Corporation(c)	1,815,360	11,200	Pediatrix Medical Group, Inc.(b)	566,944
11,000	Selective Insurance Group, Inc.(c)	612,260	53,200	Pharmaceutical Product
30,200	SL Green Realty Corporation	2,989,800		Development, Inc.	1,908,284
43,200	Sovran Self Storage, Inc.	2,123,280	25,400	PolyMedica Corporation(c)	1,049,274
113,000	Strategic Hotel Capital, Inc.	2,562,840	149,700	PSS World Medical, Inc.(b)	2,700,588
20,400	Sunstone Hotel Investors, Inc.	586,296	61,600	Psychiatric Solutions, Inc.(c)	2,036,496
24,700	Taylor Capital Group, Inc.(c)	963,300	65,800	ResMed, Inc.(b,c)	2,839,270
68,110	Texas Regional Bancshares, Inc.	1,952,714	304,100	Savient Pharmaceuticals, Inc.(b,c)	1,699,919
104,400	UCBH Holdings, Inc.(c)	1,846,836	50,300	Sierra Health Services, Inc.(b)	1,972,263
64,500	Virginia Commerce		22,100	Sybron Dental Specialties, Inc.(b)	1,039,584
	Bancorp, Inc.(b,c)	2,341,350	31,000	Tanox, Inc.(b,c)	498,790
86,277	Washington Federal, Inc.	2,063,746

The accompanying notes to the financial statements are an integral part of this schedule.

80

Small Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Health Care — continued			104,600	URS Corporation(b)	$4,505,122
51,500	United Surgical Partners		56,950	Waste Connections, Inc.(b)	2,192,575
	International, Inc.(b,c)	$1,700,015	73,600	Watson Wyatt Worldwide, Inc.(c)	2,426,592

33,200	Universal Health Services, Inc.	1,686,228		Total Industrials	104,645,434

34,200	Vertex Pharmaceuticals, Inc.(b,c)	1,243,854
21,550	Wellcare Health Plans, Inc.(b,c)	902,514	Information Technology (17.4%)

	Total Health Care	61,382,384	37,200	ADTRAN, Inc.	935,208

			56,400	Avocent Corporation(b)	1,519,416
Industrials (18.1%)			139,600	Axcelis Technologies, Inc.(b,c)	822,244
95,100	Adesa, Inc.	2,426,001	100,800	BEA Systems, Inc.(b)	1,335,600
36,700	American Commercial		143,100	Benchmark Electronics, Inc.(b)	3,906,630
	Lines, Inc.(b)	1,979,231	144,300	Brocade Communications(b)	888,888
117,900	Baldor Electric Company(c)	3,914,280	24,500	CACI International, Inc.(b)	1,532,230
90,800	Beacon Roofing Supply, Inc.(b)	3,359,600	108,200	Carrier Access Corporation(b,c)	842,878
31,100	Chicago Bridge and		22,600	Citrix Systems, Inc.(b)	902,192
	Iron Company(c)	745,467	117,100	CNET Networks, Inc.(b,c)	1,262,338
45,300	Consolidated Graphics, Inc.(b)	2,368,737	33,300	Cymer, Inc.(b)	1,721,277
48,900	DRS Technologies, Inc.	2,715,417	74,700	Cypress Semiconductor
48,000	ElkCorp(c)	1,461,600		Corporation(b,c)	1,281,852
129,800	Frontier Airlines Holdings, Inc.(b,c)	880,044	184,600	Digitas, Inc.(b,c)	2,604,706
51,900	Gardner Denver, Inc.(b)	3,868,107	35,950	Diodes, Inc.(b,c)	1,464,603
56,000	GATX Corporation	2,620,800	94,600	ECI Telecom, Ltd.(b,c)	1,010,328
107,100	Genesee & Wyoming, Inc.(b)	3,509,667	42,800	eFunds Corporation(b)	1,101,672
61,800	Genlyte Group, Inc.(b)	4,258,638	220,700	Entrust, Inc.(b,c)	734,931
47,837	Graco, Inc.	2,236,380	32,000	Euronet Worldwide, Inc.(b)	1,143,680
46,300	Hub Group, Inc.(b)	2,276,571	20,600	F5 Networks, Inc.(b)	1,206,336
88,400	Huron Consulting Group, Inc.(b,c)	3,142,620	56,800	Fairchild Semiconductor
65,750	IDEX Corporation	3,340,100		International, Inc.(b)	1,174,056
137,700	Interline Brands, Inc.(b)	3,690,360	28,400	FileNet Corporation(b)	790,088
28,500	Jacobs Engineering Group, Inc.(b)	2,356,950	89,100	FLIR Systems, Inc.(b,c)	2,178,495
110,700	JB Hunt Transport Services, Inc.	2,637,981	32,100	FormFactor, Inc.(b,c)	1,338,249
31,550	Joy Global, Inc.	2,072,520	54,500	Global Payments, Inc.	2,584,935
40,300	Kirby Corporation(b)	2,970,110	71,100	Hutchinson Technology, Inc.(b,c)	1,690,047
99,900	Labor Ready, Inc.(b,c)	2,640,357	67,500	Hyperion Solutions Corporation(b)	2,066,850
70,600	Landstar System, Inc.	2,999,794	92,200	Informatica Corporation(b,c)	1,417,114
57,400	Manitowoc Company, Inc.	2,846,466	129,800	Ingram Micro, Inc.(b)	2,387,022
68,300	McGrath Rentcorp(c)	1,836,587	164,100	Integrated Device
72,000	MSC Industrial Direct			Technology, Inc.(b)	2,497,602
	Company, Inc.	3,733,920	24,200	International Rectifier
68,300	Oshkosh Truck Corporation	4,179,960		Corporation(b)	1,093,840
101,300	Pacer International, Inc.	3,473,577	39,000	Inter-Tel, Inc.	894,660
48,300	Pall Corporation	1,457,694	106,500	Ixia(b,c)	1,203,450
44,900	Precision Castparts Corporation	2,827,802	41,700	J2 Global Communication, Inc.(b,c)	2,047,053
77,500	Roper Industries, Inc.	3,678,150	43,450	Kronos, Inc.(b)	1,983,058
46,700	SkyWest, Inc.	1,100,719	42,000	Macrovision Corporation(b)	961,800
118,650	Standard Parking Corporation(b,c)	3,205,923	110,400	Mercury Computer
31,300	Terex Corporation(b)	2,709,015		Systems, Inc.(b,c)	2,104,224

The accompanying notes to the financial statements are an integral part of this schedule.

81

Small Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value

Information Technology — continued			30,800	Commercial Metals Company	$1,675,520
120,400	Micrel, Inc.(b,c)	$1,545,936	102,600	Crown Holdings, Inc.(b)	1,644,678
35,900	Microsemi Corporation(b)	980,788	28,500	Eagle Materials, Inc.	1,888,125
37,800	MoneyGram International, Inc.	1,281,420	49,750	Florida Rock Industries, Inc.	3,102,908
155,700	MPS Group, Inc.(b)	2,484,972	43,600	FMC Corporation	2,771,216
210,800	NMS Communications		55,600	Lubrizol Corporation	2,424,716
	Corporation(b,c)	902,224	20,200	Metal Management, Inc.	655,490
96,840	Parametric Technology		35,000	NOVA Chemicals Corporation(c)	1,038,100
	Corporation(b)	1,446,790	59,700	Pactiv Corporation(b)	1,453,098
81,200	Photronics, Inc.(b,c)	1,459,164	16,100	Reliance Steel &
105,500	Polycom, Inc.(b)	2,321,000		Aluminum Company	1,432,095
132,600	Powerwave Technologies, Inc.(b,c)	1,478,490	123,300	RPM International, Inc.	2,268,720
53,200	Progress Software Corporation(b)	1,467,788	20,900	RTI International Metals, Inc.(b,c)	1,256,926
111,400	QLogic Corporation(b)	2,318,234	55,600	Silgan Holdings, Inc.	2,158,948
142,000	Sapient Corporation(b,c)	1,111,860	62,000	Steel Dynamics, Inc.(c)	3,871,280
43,600	ScanSource, Inc.(b,c)	2,729,360	59,900	Stillwater Mining Company(b,c)	1,016,503

83,300	Silicon Image, Inc.(b,c)	849,660		Total Materials	37,980,634

198,200	STATS ChipPAC, Ltd.(b,c)	1,686,682
130,300	Stellent, Inc.(c)	1,669,143	Telecommunications Services (0.7%)
59,600	Sybase, Inc.(b)	1,297,492	114,950	Iowa Telecommunications
38,700	Synopsys, Inc.(b)	844,821		Services, Inc.(c)	2,073,698
36,600	Tech Data Corporation(b)	1,343,952	134,450	Valor Communications
196,800	TIBCO Software, Inc.(b)	1,696,416		Group, Inc.(c)	1,754,572

44,500	Transaction Systems			Total Telecommunications
	Architects, Inc.(b)	1,777,330		Services	3,828,270

84,600	Trimble Navigation, Ltd.(b)	4,008,348
58,750	Varian Semiconductor		Utilities (1.9%)
	Equipment Associates, Inc.(b)	1,924,062	31,000	AGL Resources, Inc.	1,096,780
59,200	ViaSat, Inc.(b,c)	1,783,696	42,300	Alliant Energy Corporation	1,351,908
269,300	Vitria Technology, Inc.(b)	832,137	59,561	Aqua America, Inc.(c)	1,423,512
133,400	webMethods, Inc.(b,c)	1,276,638	63,200	Energen Corporation	2,229,064
142,700	Wind River Systems, Inc.(b)	1,628,207	40,200	OGE Energy Corporation	1,212,432
34,400	Zebra Technologies Corporation(b)	1,365,336	62,900	Piedmont Natural Gas

	Total Information			Company, Inc.(c)	1,542,937
	Technology	100,141,498	40,100	PNM Resources, Inc.	1,014,931

			49,800	Westar Energy, Inc.	1,042,812

Materials (6.6%)				Total Utilities	10,914,376

78,500	Airgas, Inc.	3,175,325

43,800	Albemarle Corporation	2,094,516		Total Common Stock
19,600	Aleris International, Inc.(b)	906,500		(cost $413,949,442)	552,195,049

66,100	Bemis Company, Inc.	2,079,506
22,400	Century Aluminum Company(b,c)	1,066,464

The accompanying notes to the financial statements are an integral part of this schedule.

82

Small Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (24.2%)	Rate(d)	Date	Value

139,728,340	Thrivent Financial Securities Lending Trust	4.860%	N/A	$139,728,340

	Total Collateral Held for Securities Loaned
	(cost $139,728,340)			139,728,340

		Interest	Maturity
Shares	Short-Term Investments (4.3%)	Rate(d)	Date	Value

24,692,743	Thrivent Money Market Fund	4.530%	N/A	$24,692,743

	Total Short-Term Investments (at amortized cost)			24,692,743

	Total Investments (cost $578,370,525) 124.2%			$716,616,132

	Other Assets and Liabilities, Net (24.2%)			(139,677,470)

	Total Net Assets 100.0%			576,938,662

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$144,735,119
Gross unrealized depreciation	(6,489,512)

Net unrealized appreciation (depreciation)	$138,245,607
Cost for federal income tax purposes	$578,370,525

The accompanying notes to the financial statements are an integral part of this schedule.

83

	Small Cap Index Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Consumer Discretionary (15.0%)			4,100	K2, Inc.(b,c)	$48,339
1,100	4Kids Entertainment, Inc.(b)	$18,953	2,200	Kellwood Company(c)	70,488
3,875	Aaron Rents, Inc.(c)	104,082	2,200	K-Swiss, Inc.	63,096
2,750	ADVO, Inc.(c)	77,935	1,500	Landry’s Restaurants, Inc.(c)	53,205
2,700	Arbitron, Inc.(c)	96,282	4,600	La-Z-Boy, Inc.(c)	70,472
1,100	Arctic Cat, Inc.	23,793	1,300	Lenox Group, Inc.(b)	17,706
1,200	Ashworth, Inc.(b,c)	12,252	1,200	Libbey, Inc.(c)	16,488
1,600	Audiovox Corporation(b)	19,424	6,000	Live Nation, Inc.(b,c)	114,000
3,100	Aztar Corporation(b)	147,250	4,000	LKQ Corporation(b,c)	84,160
3,000	Bally Total Fitness Holding		1,500	Lone Star Steakhouse & Saloon, Inc.	40,890
	Corporation(b,c)	27,060	1,100	M/I Homes, Inc.(c)	47,487
1,200	Bassett Furniture Industries, Inc.	22,128	1,900	Marcus Corporation(c)	34,257
2,400	Brown Shoe Company, Inc.	91,272	1,400	MarineMax, Inc.(b,c)	45,864
2,500	Building Materials Holding		4,700	Men’s Wearhouse, Inc.	166,568
	Corporation(c)	83,550	2,000	Meritage Homes Corporation(b,c)	131,160
2,650	Cato Corporation	59,970	1,100	Midas, Inc.(b)	25,234
3,050	CEC Entertainment, Inc.(b)	107,055	2,400	Monaco Coach Corporation(c)	33,408
6,700	Champion Enterprises, Inc.(b,c)	102,242	2,300	Multimedia Games, Inc.(b,c)	31,717
1,900	Children’s Place Retail		600	National Presto Industries, Inc.	36,180
	Stores, Inc.(b,c)	117,382	2,900	Nautilus Group, Inc.(c)	47,560
3,200	Christopher & Banks Corporation	84,544	420	NVR, Inc.(b,c)	317,101
1,300	Coachmen Industries, Inc.(c)	14,664	2,000	O’Charley’s, Inc.(b)	33,900
1,900	Cost Plus, Inc.(b,c)	33,440	1,200	Oxford Industries, Inc.(c)	52,440
500	CPI Corporation(c)	10,595	2,300	P.F. Chang’s China Bistro, Inc.(b,c)	98,003
4,000	Dress Barn, Inc.(b,c)	101,160	2,800	Panera Bread Company(b,c)	207,704
1,300	Drew Industries, Inc.(b)	46,722	2,100	Papa John’s International, Inc.(b,c)	70,182
2,900	Ethan Allen Interiors, Inc.(c)	130,181	4,800	Pep Boys – Manny, Moe & Jack(c)	71,376
3,700	Finish Line, Inc.	60,976	3,200	Phillips-Van Heusen Corporation	128,640
5,600	Fleetwood Enterprises, Inc.(b,c)	52,640	4,100	Pinnacle Entertainment, Inc.(b)	111,930
4,000	Fossil, Inc.(b,c)	65,040	3,700	Polaris Industries, Inc.(c)	177,230
3,500	Fred’s, Inc.(c)	49,665	800	Pre-Paid Legal Services, Inc.(c)	27,040
2,000	Genesco, Inc.(b)	82,660	10,300	Quiksilver, Inc.(b)	140,801
1,900	Group 1 Automotive, Inc.	103,702	3,000	RARE Hospitality
2,300	Guitar Center, Inc.(b,c)	123,648		International, Inc.(b)	93,360
2,800	Gymboree Corporation(b,c)	84,224	1,300	Red Robin Gourmet
1,700	Hancock Fabrics, Inc.(c)	5,967		Burgers, Inc.(b,c)	58,448
1,900	Haverty Furniture Companies, Inc.	28,690	1,100	Russ Berrie and Company, Inc.(b,c)	14,575
3,150	Hibbett Sporting Goods, Inc.(b)	95,476	2,800	Russell Corporation(c)	50,680
3,975	Hot Topic, Inc.(b,c)	58,949	3,600	Ryan’s Restaurant Group, Inc.(b)	48,204
1,600	IHOP Corporation(c)	76,672	4,575	SCP Pool Corporation	213,744
4,250	Insight Enterprises, Inc.(b)	84,022	3,100	Select Comfort Corporation(b,c)	123,876
4,300	Interface, Inc.(b)	55,298	3,075	Shuffle Master, Inc.(b,c)	113,621
1,800	J. Jill Group, Inc.(b)	43,236	2,200	Skechers USA, Inc.(b)	60,170
3,100	Jack in the Box, Inc.(b)	129,580	500	Skyline Corporation	19,530
2,400	JAKKS Pacific, Inc.(b,c)	54,408	2,600	Sonic Automotive, Inc.(c)	70,252
2,110	Jo-Ann Stores, Inc.(b,c)	25,869	5,050	Sonic Corporation(b)	171,246
1,250	Joseph A. Bank Clothiers, Inc.(b,c)	52,500	2,400	Stage Stores, Inc.(c)	75,024

The accompanying notes to the financial statements are an integral part of this schedule.

84

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Consumer Discretionary — continued			2,700	TreeHouse Foods, Inc.(b,c)	$70,740
1,100	Standard Motor Products, Inc.(c)	$8,778	3,700	United Natural Foods, Inc.(b,c)	118,289
6,100	Standard Pacific Corporation(c)	193,431	900	USANA Health Sciences, Inc.(b,c)	32,931
2,500	Steak n Shake Company(b)	47,775	1,500	WD-40 Company	47,145

2,300	Stein Mart, Inc.	36,340		Total Consumer Staples	1,819,053

3,200	Stride Rite Corporation	44,832
1,800	Sturm, Ruger & Company, Inc.(c)	12,636	Energy (8.0%)
2,100	Superior Industries		2,200	Atwood Oceanics, Inc.(b,c)	117,370
	International, Inc.(c)	39,522	2,100	Bristow Group, Inc.(b,c)	75,348
1,000	Thomas Nelson, Inc.	29,550	4,300	Cabot Oil & Gas Corporation	211,818
2,900	Too, Inc.(b)	111,418	1,700	Carbo Ceramics, Inc.(c)	98,481
2,900	Tractor Supply Company(b)	187,891	7,300	Cimarex Energy Company(c)	313,535
4,700	Triarc Companies, Inc.	77,644	800	Dril-Quip, Inc.(b,c)	57,584
2,300	Tuesday Morning Corporation(c)	43,585	5,000	Frontier Oil Corporation	302,650
2,000	Universal Technical		6,900	Helix Energy Solutions
	Institute, Inc.(b,c)	49,300		Group, Inc.(b,c)	267,858
900	Vertrue, Inc.(b,c)	37,053	1,800	Hydril Company(b,c)	144,288
2,900	Winnebago Industries, Inc.(c)	85,405	6,200	Input/Output, Inc.(b,c)	62,496
2,000	WMS Industries, Inc.(b,c)	62,500	2,700	Lone Star Technologies, Inc.(b)	143,127
5,050	Wolverine World Wide, Inc.	125,442	1,300	Lufkin Industries, Inc.(c)	83,278
4,100	Zale Corporation(b,c)	101,065	7,300	Massey Energy Company(c)	282,145

	Total Consumer		3,800	Maverick Tube Corporation(b,c)	206,796
	Discretionary	7,886,681	2,000	NS Group, Inc.(b)	100,040

			2,300	Oceaneering International, Inc.(b)	140,369
Consumer Staples (3.5%)			1,700	Penn Virginia Corporation	122,876
7,600	Alliance One International, Inc.(c)	33,288	1,500	Petroleum Development
1,700	American Italian Pasta Company(c)	14,127		Corporation(b)	60,015
4,500	Casey’s General Stores, Inc.	96,255	2,100	Remington Oil and
6,400	Corn Products International, Inc.	179,200		Gas Corporation(b)	91,581
3,100	Delta & Pine Land Company(c)	91,698	1,800	SEACOR Holdings, Inc.(b)	159,210
4,675	Flowers Foods, Inc.	131,321	5,000	St. Mary Land &
1,500	Great Atlantic & Pacific Tea			Exploration Company(c)	210,800
	Company, Inc.(c)	40,650	2,400	Stone Energy Corporation(b,c)	113,040
3,300	Hain Celestial Group, Inc.(b,c)	88,770	2,500	Swift Energy Company(b)	105,900
1,100	Hansen Natural Corporation(b,c)	142,406	3,100	TETRA Technologies, Inc.(b)	152,520
1,100	J & J Snack Foods Corporation	37,675	4,100	Unit Corporation(b)	236,775
2,700	Lance, Inc.(c)	68,877	3,100	Veritas DGC, Inc.(b)	148,552
2,300	Longs Drug Stores Corporation(c)	109,043	2,500	W-H Energy Services, Inc.(b)	125,625
1,100	Nash Finch Company(c)	25,410	2,400	World Fuel Services Corporation	96,096

4,900	NBTY, Inc.(b)	110,985		Total Energy	4,230,173

1,300	Peet’s Coffee & Tea, Inc.(b,c)	40,482
3,000	Performance Food		Financials (14.4%)
	Group Company(b,c)	92,100	2,700	Acadia Realty Trust	60,939
5,500	Playtex Products, Inc.(b)	61,655	1,700	Anchor BanCorp Wisconsin, Inc.	49,606
2,600	Ralcorp Holdings, Inc.(b)	96,928	3,900	BankAtlantic Bancorp, Inc.	58,188
1,300	Sanderson Farms, Inc.(c)	34,463	2,700	BankUnited Financial Corporation	82,863
3,300	Spectrum Brands, Inc.(b,c)	54,615

The accompanying notes to the financial statements are an integral part of this schedule.

85

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Financials — continued			2,500	MAF Bancorp, Inc.	$110,950
3,100	Boston Private Financial		1,800	Nara Bancorp, Inc.	33,840
	Holdings, Inc.(c)	$103,075	5,050	New Century
5,400	Brookline Bancorp, Inc.(c)	79,920		Financial Corporation(c)	258,661
2,600	Cash America International, Inc.	85,488	1,200	Parkway Properties, Inc.	47,520
2,600	Central Pacific		4,800	Philadelphia Consolidated
	Financial Corporation	98,540		Holding Corporation(b)	159,024
4,175	Chittenden Corporation	115,063	1,800	Piper Jaffray Companies(b)	125,820
3,900	Colonial Properties Trust	192,036	1,400	Portfolio Recovery
4,800	Commercial Net Lease Realty, Inc.	101,040		Associates, Inc.(b,c)	72,030
2,700	Community Bank System, Inc.(c)	55,431	1,800	Presidential Life Corporation	44,370
2,600	Delphi Financial Group, Inc.	136,214	1,600	PrivateBancorp, Inc.(c)	70,800
2,350	Dime Community Bancshares	33,300	2,700	ProAssurance Corporation(b)	136,026
1,800	Downey Financial Corporation(c)	129,204	2,200	Prosperity Bancshares, Inc.(c)	71,720
5,100	East West Bancorp, Inc.	202,317	2,855	Provident Bankshares Corporation	99,240
2,000	EastGroup Properties, Inc.(c)	89,340	6,525	Republic Bancorp, Inc.(c)	74,842
2,300	Entertainment Properties Trust(c)	94,001	1,900	Rewards Network, Inc.(b,c)	15,561
2,100	Essex Property Trust, Inc.	229,110	1,800	RLI Corporation	89,280
2,000	Fidelity Bankshares, Inc.	64,440	800	SCPIE Holdings, Inc.(b,c)	19,840
2,300	Financial Federal Corporation(c)	65,320	2,500	Selective Insurance Group, Inc.	139,150
7,000	First BanCorp(c)	74,200	4,200	Shurgard Storage Centers, Inc.	264,516
6,000	First Commonwealth		6,600	South Financial Group, Inc.(c)	179,058
	Financial Corporation(c)	80,280	1,400	Sovran Self Storage, Inc.	68,810
4,300	First Midwest Bancorp, Inc.	154,929	3,950	Sterling Bancshares, Inc.	65,412
2,100	First Republic Bank	91,392	3,120	Sterling Financial Corporation	100,308
1,500	FirstFed Financial Corporation(b,c)	94,335	1,500	Stewart Information
3,000	Flagstar Bancorp, Inc.(c)	48,000		Services Corporation(c)	64,800
2,000	Franklin Bank Corporation(b,c)	38,820	4,500	Susquehanna Bancshares, Inc.	107,415
5,800	Fremont General Corporation(c)	128,992	1,293	SWS Group, Inc.(c)	35,415
2,700	Glacier Bancorp, Inc.	81,972	1,900	Tradestation Group, Inc.(b,c)	30,286
3,000	Glenborough Realty Trust, Inc.	62,850	6,533	TrustCo Bank Corporation NY(c)	75,587
3,400	Hanmi Financial Corporation	66,232	8,100	UCBH Holdings, Inc.(c)	143,289
1,800	Harbor Florida Bancshares, Inc.	67,608	4,000	Umpqua Holdings Corporation(c)	105,600
3,200	Hilb, Rogal and Hobbs Company	130,816	3,200	United Bankshares, Inc.	116,736
1,700	Independent Bank Corporation(c)	46,410	1,400	United Fire & Casual Company(c)	41,916
1,800	Infinity Property &		5,575	Whitney Holding Corporation	198,247
	Casualty Corporation	80,712	1,300	Wilshire Bancorp, Inc.	23,712
3,700	Investment Technology		2,000	Wintrust Financial Corporation(c)	103,500
	Group, Inc.(b)	196,063	1,694	World Acceptance Corporation(b)	48,770
1,500	Irwin Financial Corporation(c)	27,540	3,200	Zenith National Insurance
2,600	Kilroy Realty Corporation	185,432		Corporation	141,184

5,400	LaBranche & Company, Inc.(b,c)	76,302		Total Financials	7,586,881

1,600	LandAmerica Financial
	Group, Inc.(c)	111,008	Health Care (11.7%)
4,500	Lexington Corporate		3,700	Alpharma, Inc.	97,125
	Properties Trust(c)	97,020	1,400	Amedisys, Inc.(b,c)	46,424
1,700	LTC Properties, Inc.	37,298

The accompanying notes to the financial statements are an integral part of this schedule.

86

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Health Care — continued			1,800	LCA-Vision, Inc.(c)	$101,088
6,100	American Medical Systems		1,800	Matria Healthcare, Inc.(b,c)	55,242
	Holdings, Inc.(b)	$135,481	3,400	Mentor Corporation(c)	147,322
4,600	AMERIGROUP Corporation(b)	118,818	2,300	Merit Medical Systems, Inc.(b,c)	26,887
2,600	AmSurg Corporation(b,c)	66,404	6,700	MGI Pharma, Inc.(b,c)	125,156
1,300	Analogic Corporation	82,017	2,100	Noven Pharmaceuticals, Inc.(b,c)	39,690
3,100	ArQule, Inc.(b,c)	19,189	3,050	Odyssey Healthcare, Inc.(b,c)	53,040
2,200	ArthroCare Corporation(b,c)	99,726	1,500	Osteotech, Inc.(b)	6,720
2,000	BioLase Technology, Inc.(c)	21,300	3,500	Owens & Minor, Inc.	111,545
1,500	Biosite, Inc.(b,c)	84,600	2,300	PAREXEL International
1,400	Bradley Pharmaceuticals, Inc.(b,c)	20,776		Corporation(b)	67,873
2,400	Cambrex Corporation	48,672	4,400	Pediatrix Medical Group, Inc.(b)	222,728
3,800	Centene Corporation(b,c)	97,622	2,820	Per-Se Technologies, Inc.(b,c)	78,819
5,500	Cerner Corporation(b,c)	218,075	2,100	PolyMedica Corporation(c)	86,751
2,300	Chemed Corporation(c)	125,327	1,500	Possis Medical, Inc.(b)	14,640
1,200	CNS, Inc.	25,812	3,900	Regeneron Pharmaceuticals, Inc.(b)	56,628
2,400	CONMED Corporation(b,c)	52,344	1,400	RehabCare Group, Inc.(b,c)	23,002
2,900	Connetics Corporation(b,c)	43,935	6,500	ResMed, Inc.(b)	280,475
3,900	Cooper Companies, Inc.(c)	213,798	6,400	Respironics, Inc.(b)	234,368
1,800	Cross Country Healthcare, Inc.(b)	32,616	5,300	Savient Pharmaceuticals, Inc.(b,c)	29,627
1,850	CryoLife, Inc.(b,c)	8,732	1,600	SFBC International, Inc.(b,c)	37,360
1,900	Cyberonics, Inc.(b,c)	44,061	4,500	Sierra Health Services, Inc.(b)	176,445
1,000	Datascope Corporation	38,640	3,700	Sunrise Senior Living, Inc.(b,c)	137,640
3,800	Dendrite International, Inc.(b,c)	47,234	1,300	SurModics, Inc.(b,c)	46,228
2,100	Diagnostic Products Corporation(c)	121,800	3,600	Sybron Dental Specialties, Inc.(b)	169,344
1,800	Dionex Corporation(b)	108,216	2,900	Theragenics Corporation(b)	9,976
1,900	DJ Orthopedics, Inc.(b,c)	75,544	3,900	United Surgical Partners
2,322	Enzo Biochem, Inc.(b,c)	28,514		International, Inc.(b)	128,739
2,400	First Horizon Pharmaceutical		2,400	Ventiv Health, Inc.(b,c)	72,096
	Corporation(b,c)	53,448	2,800	Viasys Healthcare, Inc.(b)	81,424
1,700	Genesis Healthcare Corporation(b)	80,359	400	Vital Signs, Inc.	19,880

2,300	Gentiva Health Services, Inc.(b)	38,962		Total Health Care	6,150,387

1,900	Greatbatch Technologies, Inc.(b,c)	46,550
2,300	Haemonetics Corporation(b)	125,350	Industrials (17.1%)
3,000	Healthways, Inc.(b,c)	147,180	1,700	A.O. Smith Corporation(c)	80,614
3,900	Hologic, Inc.(b)	185,913	1,500	A.S.V., Inc.(b,c)	37,500
5,700	Hooper Holmes, Inc.(c)	16,815	3,100	AAR Corporation(b,c)	82,708
1,200	ICU Medical, Inc.(b)	49,428	3,300	ABM Industries, Inc.	56,760
2,800	IDEXX Laboratories, Inc.(b,c)	232,988	3,900	Acuity Brands, Inc.	160,992
3,875	Immucor, Inc.(b)	112,569	2,000	Administaff, Inc.	115,500
1,600	Integra LifeSciences		2,700	Albany International Corporation	105,570
	Holdings Corporation(b,c)	67,136	800	Angelica Corporation(c)	16,232
3,426	Intermagnetics General		2,500	Apogee Enterprises, Inc.	40,575
	Corporation(b,c)	74,413	2,050	Applied Industrial
2,800	Invacare Corporation	85,820		Technologies, Inc.	85,178
900	Kensey Nash Corporation(b,c)	27,153	1,100	Applied Signal Technology, Inc.(c)	19,745
1,800	Laserscope(b,c)	42,768	2,200	Arkansas Best Corporation(c)	94,424

The accompanying notes to the financial statements are an integral part of this schedule.

87

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Industrials — continued			1,100	Lindsay Manufacturing
2,600	Armor Holdings, Inc.(b,c)	$158,782		Company(c)	$28,600
1,500	Astec Industries, Inc.(b,c)	59,025	1,500	Lydall, Inc.(b)	13,965
2,400	Baldor Electric Company	79,680	2,500	MagneTek, Inc.(b)	9,975
1,600	Barnes Group, Inc.(c)	72,112	5,400	Manitowoc Company, Inc.	267,786
2,800	Bowne & Company, Inc.(c)	43,988	3,100	Mesa Air Group, Inc.(b,c)	32,643
4,200	Brady Corporation	151,074	2,900	Mobile Mini, Inc.(b,c)	95,642
4,600	Briggs & Stratton Corporation(c)	155,204	3,225	Moog, Inc.(b)	120,776
2,200	C&D Technologies, Inc.(c)	17,732	3,200	Mueller Industries, Inc.	121,216
1,000	CDI Corporation	28,350	1,800	NCI Building Systems, Inc.(b,c)	116,982
1,500	Central Parking Corporation(c)	22,875	2,800	NCO Group, Inc.(b)	60,060
2,350	Ceradyne, Inc.(b,c)	124,550	2,400	Old Dominion Freight Line(b)	77,280
4,600	CLARCOR, Inc.	161,000	2,200	On Assignment, Inc.(b)	28,600
2,400	Coinstar, Inc.(b,c)	65,448	2,700	Regal-Beloit Corporation	125,982
1,000	Consolidated Graphics, Inc.(b)	52,290	1,000	Robbins & Myers, Inc.	24,300
1,300	Cubic Corporation	29,887	2,100	School Specialty, Inc.(b)	76,377
3,800	Curtiss-Wright Corporation	125,932	7,000	Shaw Group, Inc.(b,c)	214,200
1,200	EDO Corporation(c)	31,356	3,200	Simpson Manufacturing
2,900	EGL, Inc.(b)	135,488		Company, Inc.	127,968
1,500	ElkCorp(c)	45,675	5,500	SkyWest, Inc.	129,635
2,800	EMCOR Group, Inc.(b)	140,140	1,400	SOURCECORP, Inc.(b)	34,622
1,900	EnPro Industries, Inc.(b,c)	70,072	5,300	Spherion Corporation(b)	56,074
2,300	Esterline Technologies Corporation(b)	101,936	1,200	Standard Register Company(c)	16,380
2,700	Forward Air Corporation	108,459	900	Standex International Corporation	25,821
3,200	Frontier Airlines Holdings, Inc.(b,c)	21,696	2,600	Stewart & Stevenson Services, Inc.	91,182
1,900	G & K Services, Inc.	77,843	3,000	Teledyne Technologies, Inc.(b)	109,230
2,300	Gardner Denver, Inc.(b)	171,419	5,100	Tetra Tech, Inc.(b)	99,093
4,900	GenCorp, Inc.(b,c)	95,746	3,700	Toro Company	182,965
2,220	Griffon Corporation(b,c)	59,207	2,400	Tredegar Corporation	38,544
2,350	Healthcare Services Group, Inc.(c)	50,172	1,400	Triumph Group, Inc.(b)	65,884
3,901	Heartland Express, Inc.(c)	94,833	2,700	United Stationers, Inc.(b)	144,855
1,700	Heidrick & Struggles		1,500	Universal Forest Products, Inc.	112,155
	International, Inc.(b)	61,472	3,800	URS Corporation(b)	163,666
1,800	Hub Group, Inc.(b)	88,506	1,400	Valmont Industries, Inc.	75,250
4,650	IDEX Corporation	236,220	1,900	Viad Corporation	62,453
2,400	Insituform Technologies, Inc.(b,c)	61,152	1,600	Vicor Corporation	33,008
9,200	JLG Industries, Inc.	263,856	800	Volt Information Sciences, Inc.(b)	25,104
2,400	John H. Harland Company(c)	99,480	2,700	Wabash National Corporation(c)	48,870
2,100	Kaman Corporation	51,030	4,150	Waste Connections, Inc.(b)	159,775
6,500	Kansas City Southern, Inc.(b,c)	157,950	2,100	Watsco, Inc.(c)	133,245
2,400	Kaydon Corporation(c)	103,056	3,700	Watson Wyatt Worldwide, Inc.	121,989
2,300	Kirby Corporation(b)	169,510	2,200	Watts Water Technologies, Inc.(c)	75,262
5,025	Knight Transportation, Inc.(c)	98,138	1,400	Wolverine Tube, Inc.(b,c)	4,522
4,700	Labor Ready, Inc.(b,c)	124,221	2,500	Woodward Governor Company	85,625

5,200	Landstar System, Inc.	220,948		Total Industrials	9,005,229

500	Lawson Products, Inc.	21,210
5,000	Lennox International, Inc.	163,150

The accompanying notes to the financial statements are an integral part of this schedule.

88

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Information Technology (16.1%)			3,100	Exar Corporation(b,c)	$44,919
2,200	Actel Corporation(b)	$35,354	3,000	FactSet Research Systems, Inc.	132,420
9,900	Adaptec, Inc.(b)	54,747	2,200	FEI Company(b,c)	47,828
2,500	Advanced Energy Industries, Inc.(b)	39,225	3,700	FileNet Corporation(b)	102,934
6,500	Aeroflex, Inc.(b)	81,965	6,000	FLIR Systems, Inc.(b,c)	146,700
2,600	Agilysys, Inc.	37,648	1,900	Gerber Scientific, Inc.(b)	19,703
2,000	Altiris, Inc.(b)	42,800	2,300	Gevity HR, Inc.(c)	59,087
2,900	Anixter International, Inc.	147,436	2,000	Global Imaging Systems, Inc.(b)	74,700
2,800	ANSYS, Inc.(b,c)	158,060	5,780	Global Payments, Inc.	274,145
3,200	ATMI, Inc.(b,c)	90,880	6,500	Harmonic, Inc.(b,c)	34,775
3,647	Avid Technology, Inc.(b,c)	140,592	2,200	Hutchinson Technology, Inc.(b,c)	52,294
8,900	Axcelis Technologies, Inc.(b,c)	52,421	5,300	Hyperion Solutions Corporation(b)	162,286
1,100	Bel Fuse, Inc.(c)	36,454	2,400	InfoSpace, Inc.(b,c)	61,272
3,825	Belden CDT, Inc.(c)	119,722	3,400	Internet Security Systems, Inc.(b,c)	76,296
2,700	Bell Microproducts, Inc.(b,c)	17,550	1,900	Inter-Tel, Inc.(c)	43,586
5,550	Benchmark Electronics, Inc.(b)	151,515	1,100	iPayment Holdings, Inc.(b,c)	47,575
1,500	Black Box Corporation	70,380	2,200	Itron, Inc.(b)	147,510
1,300	Blue Coat Systems, Inc.(b,c)	28,288	2,200	J2 Global Communication, Inc.(b,c)	107,998
3,600	Brightpoint, Inc.(b)	120,528	2,500	JDA Software Group, Inc.(b,c)	34,150
6,453	Brooks Automation, Inc.(b)	87,245	3,900	Keane, Inc.(b,c)	55,146
2,600	CACI International, Inc.(b)	162,604	1,300	Keithley Instruments, Inc.	20,033
2,500	Captaris, Inc.(b,c)	10,050	2,600	Komag, Inc.(b,c)	109,304
1,800	Carreker Corporation(b)	11,304	6,100	Kopin Corporation(b,c)	33,916
1,000	Catapult Communications		2,850	Kronos, Inc.(b)	130,074
	Corporation(b)	11,960	4,900	Kulicke and Soffa Industries, Inc.(b,c)	44,394
4,200	C-COR, Inc.(b,c)	34,356	1,900	Littelfuse, Inc.(b)	61,351
3,400	Checkpoint Systems, Inc.(b,c)	89,590	1,700	LoJack Corporation(b,c)	37,587
4,800	CIBER, Inc.(b,c)	32,880	2,500	Manhattan Associates, Inc.(b,c)	54,275
4,200	Cognex Corporation(c)	111,930	1,500	ManTech International
2,700	Coherent, Inc.(b,c)	99,927		Corporation(b)	49,545
2,000	Cohu, Inc.(c)	38,380	1,800	MapInfo Corporation(b)	25,020
1,800	Comtech Telecommunications		1,600	MAXIMUS, Inc.	55,744
	Corporation(b)	51,210	1,900	Mercury Computer Systems, Inc.(b,c)	36,214
3,100	CTS Corporation(c)	43,741	3,300	Methode Electronics, Inc.	32,340
3,100	Cymer, Inc.(b)	160,239	3,400	MICROS Systems, Inc.(b)	142,120
1,400	Daktronics, Inc.(c)	54,908	6,100	Microsemi Corporation(b,c)	166,652
1,800	Digi International, Inc.(b)	22,770	2,400	MIVA, Inc.(b,c)	10,560
3,100	Digital Insight Corporation(b)	106,919	1,900	MRO Software, Inc.(b)	36,138
1,700	Diodes, Inc.(b)	69,258	1,700	MTS Systems Corporation	76,075
2,900	Ditech Communications		3,800	Napster, Inc.(b,c)	17,594
	Corporation(b)	27,318	1,700	Neoware Systems, Inc.(b,c)	36,839
2,500	DSP Group, Inc.(b,c)	67,600	2,900	NETGEAR, Inc.(b,c)	65,105
4,100	eFunds Corporation(b)	105,534	2,100	Network Equipment
2,600	Electro Scientific Industries, Inc.(b)	52,078		Technologies, Inc.(b,c)	6,405
4,800	Epicor Software Corporation(b,c)	58,224	2,600	Novatel Wireless, Inc.(b,c)	26,156
1,100	EPIQ Systems, Inc.(b)	19,151	1,800	Open Solutions, Inc.(b)	48,996
3,200	ESS Technology, Inc.(b,c)	10,144	1,800	Park Electrochemical Corporation	55,746

The accompanying notes to the financial statements are an integral part of this schedule.

89

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Information Technology — continued			Materials (6.1%)
3,200	Paxar Corporation(b)	$69,888	2,500	A. Schulman, Inc.	$59,850
1,800	PC TEL, Inc.(b)	19,008	800	A.M. Castle & Company	28,880
1,600	Pegasus Solutions, Inc.(b,c)	15,104	2,696	Aleris International, Inc.(b)	124,690
2,300	Pericom Semiconductor		1,900	AMCOL International Corporation	54,758
	Corporation(b)	22,448	3,100	AptarGroup, Inc.	162,471
2,100	Phoenix Technologies, Ltd.(b,c)	12,243	2,000	Arch Chemicals, Inc.	58,920
1,400	Photon Dynamics, Inc.(b)	26,670	1,600	Brush Engineered Materials, Inc.(b)	37,296
3,600	Photronics, Inc.(b)	64,692	2,800	Buckeye Technologies, Inc.(b,c)	22,540
1,300	Planar Systems, Inc.(b,c)	21,164	2,600	Caraustar Industries, Inc.(b,c)	25,766
2,500	Power Integrations, Inc.(b,c)	52,925	1,900	Carpenter Technology Corporation(c)	226,005
3,500	Progress Software Corporation(b)	96,565	2,000	Century Aluminum Company(b,c)	95,220
1,400	Quality Systems, Inc.(c)	46,984	2,000	Chaparral Steel Company(b,c)	126,240
2,000	Radiant Systems, Inc.(b)	26,000	1,800	Chesapeake Corporation	25,326
1,800	RadiSys Corporation(b,c)	38,088	1,900	Cleveland-Cliffs, Inc.(c)	162,621
1,400	Rogers Corporation(b)	86,380	5,200	Commercial Metals Company	282,880
2,100	Rudolph Technologies, Inc.(b,c)	34,818	1,000	Deltic Timber Corporation	57,720
1,300	SBS Technologies, Inc.(b)	21,151	3,000	Georgia Gulf Corporation(c)	88,980
1,100	ScanSource, Inc.(b)	68,860	2,500	H.B. Fuller Company	130,750
4,700	Secure Computing Corporation(b,c)	50,525	3,700	Headwaters, Inc.(b,c)	124,616
13,900	Skyworks Solutions, Inc.(b,c)	99,385	2,300	MacDermid, Inc.	78,890
2,200	Sonic Solutions, Inc.(b,c)	38,984	1,200	Material Sciences Corporation(b,c)	12,372
1,400	SPSS, Inc.(b)	48,804	2,698	Myers Industries, Inc.	47,755
1,800	Standard Microsystems		1,200	Neenah Paper, Inc.(c)	38,508
	Corporation(b)	41,940	2,500	OM Group, Inc.(b)	71,600
900	StarTek, Inc.	20,547	3,600	OMNOVA Solutions, Inc.(b)	21,312
1,000	Supertex, Inc.(b,c)	38,620	800	Penford Corporation	13,008
4,050	Symmetricom, Inc.(b,c)	32,805	8,000	PolyOne Corporation(b)	71,040
2,100	Synaptics, Inc.(b,c)	55,062	1,500	Pope & Talbot, Inc.(c)	12,075
6,250	Take-Two Interactive		1,000	Quaker Chemical Corporation(c)	20,190
	Software, Inc.(b,c)	106,562	3,375	Quanex Corporation	144,315
2,850	TALX Corporation	74,128	2,800	Reliance Steel &
3,600	Technitrol, Inc.	90,144		Aluminum Company	249,060
5,600	THQ, Inc.(b)	143,528	2,700	Rock-Tenn Company	42,849
1,200	Tollgrade Communications, Inc.(b)	13,764	2,000	RTI International Metals, Inc.(b)	120,280
4,750	Trimble Navigation, Ltd.(b)	225,055	2,200	Ryerson, Inc.(c)	64,636
2,100	Ultratech, Inc.(b,c)	41,244	1,300	Schweitzer-Mauduit
5,300	United Online, Inc.	68,317		International, Inc.	31,473
4,950	Varian Semiconductor Equipment		900	Steel Technologies, Inc.	20,907
	Associates, Inc.	162,112	2,000	Texas Industries, Inc.(c)	113,400
2,400	Veeco Instruments, Inc.(b,c)	57,480	3,600	Tronox, Inc.(b)	62,280
2,000	ViaSat, Inc.(b)	60,260	4,400	Wausau-Mosinee Paper
3,100	WebEx Communications, Inc.(b,c)	109,585		Corporation	63,272
4,200	Websense, Inc.(b)	104,412	1,600	Wellman, Inc.(c)	8,848

1,600	X-Rite, Inc.(c)	20,928		Total Materials	3,203,599

	Total Information
	Technology	8,495,571

The accompanying notes to the financial statements are an integral part of this schedule.

90

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)		Value

Telecommunications Services (0.2%)			6,500	Energen Corporation		$229,255
2,000	Commonwealth Telephone		600	Green Mountain Power Corporation		17,064
	Enterprises, Inc.(c)	$66,360	1,800	Laclede Group, Inc.(c)		61,380
4,100	General Communication, Inc.(b)	49,200	2,400	New Jersey Resources Corporation(c)		106,248

	Total Telecommunications		2,600	Northwest Natural Gas Company(c)		89,804
	Services	115,560	6,700	Piedmont Natural Gas

				Company, Inc.(c)		164,351
Utilities (4.1%)			2,500	South Jersey Industries, Inc.		66,450
2,700	ALLETE, Inc.	126,279	8,556	Southern Union Company(c)		221,772
1,400	American States Water Company	55,874	3,400	Southwest Gas Corporation		94,248
7,000	Atmos Energy Corporation(c)	185,780	9,300	UGI Corporation		208,320
4,200	Avista Corporation(c)	88,242	1,100	UIL Holdings Corporation		61,105
1,100	Cascade Natural Gas Corporation(c)	22,517	3,000	UniSource Energy Corporation		90,750

900	Central Vermont Public			Total Utilities		2,143,830

	Service Corporation(c)	17,955

1,200	CH Energy Group, Inc.(c)	56,736		Total Common Stock
4,300	Cleco Corporation	96,750		(cost $33,496,036)		50,636,964

4,200	El Paso Electric Company(b)	82,950

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.0%)			Rate(d)	Date	Value

13,196,636	Thrivent Financial Securities Lending Trust			4.860%	N/A	$13,196,636

	Total Collateral Held for Securities Loaned
	(cost $13,196,636)					13,196,636

The accompanying notes to the financial statements are an integral part of this schedule.

91

Small Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.9%)	Rate(d)	Date	Value

$125,000	Federal National Mortgage Association(e)	4.970%	8/16/2006	$123,165
1,954,992	Thrivent Money Market Fund(e)	4.530	N/A	1,954,992

	Total Short-Term Investments (cost $2,078,228)			2,078,157

	Total Investments (cost $48,770,900) 125.1%			$65,911,757

	Other Assets and Liabilities, Net (25.1%)			(13,219,203)

	Total Net Assets 100.0%			$52,692,554

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 28, 2006, $123,165 of Short-Term Investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,954,992 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

Russell Mini Futures	27	June 2006	Long	$2,075,760	$2,027,101	$48,659

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$19,060,738
Gross unrealized depreciation	(1,919,881)

Net unrealized appreciation (depreciation)	$17,140,857
Cost for federal income tax purposes	$48,770,900

The accompanying notes to the financial statements are an integral part of this schedule.

92

	Mid Cap Growth Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Consumer Discretionary (15.9%)			67,900	Texas Roadhouse, Inc.(b,c)	$1,025,290
19,300	Abercrombie & Fitch Company	$1,172,089	50,500	TJX Companies, Inc.	1,218,565
23,350	Advance Auto Parts, Inc.	939,137	6,800	Tractor Supply Company(b)	440,572
25,560	Bed Bath & Beyond, Inc.(b)	980,226	56,735	Univision Communications, Inc.(b)	2,024,872
13,800	Carters, Inc.(b,c)	929,568	41,400	Urban Outfitters, Inc.(b)	960,480
34,900	Cheesecake Factory, Inc.(b)	1,101,444	55,100	Williams-Sonoma, Inc.	2,307,037
47,900	Chico’s FAS, Inc.(b)	1,775,174	11,800	Wynn Resorts, Ltd.(b,c)	898,098
22,400	Claire’s Stores, Inc.	788,928	29,300	XM Satellite Radio Holdings, Inc.(b,c)	592,446

59,700	Coach, Inc.(b)	1,971,294		Total Consumer
20,250	Coldwater Creek, Inc.(b,c)	566,190		Discretionary	56,229,881

21,500	Domino’s Pizza, Inc.	566,095
40,800	DreamWorks Animation SKG, Inc.(b)	1,105,680	Consumer Staples (0.9%)
1	Expedia, Inc.(b)	12	40,100	Corn Products International, Inc.	1,122,800
13,000	Fortune Brands, Inc.	1,043,900	35,900	Dean Foods Company(b)	1,421,999
22,400	GameStop Corporation(b,c)	1,057,280	9,600	Whole Foods Market, Inc.	589,248

12,200	Garmin, Ltd.(c)	1,053,592		Total Consumer Staples	3,134,047

19,100	Getty Images, Inc.(b,c)	1,222,591
12,600	Harman International		Energy (8.3%)
	Industries, Inc.	1,108,674	15,800	Bill Barrett Corporation(b,c)	474,632
22,600	Harrah’s Entertainment, Inc.	1,845,064	37,040	BJ Services Company	1,409,372
39,400	Hilton Hotels Corporation	1,061,436	12,900	Cameco Corporation	524,385
18,900	International Game Technology	716,877	55,400	Chesapeake Energy Corporation(c)	1,755,072
27,100	ITT Educational Services, Inc.(b)	1,722,205	7,400	CONSOL Energy, Inc.	630,184
33,700	Lamar Advertising Company(b)	1,853,163	39,700	Cooper Cameron Corporation(b)	1,994,528
11,400	Lennar Corporation	626,202	44,600	Denbury Resources, Inc.(b)	1,453,960
15,100	Lithia Motors, Inc.(c)	511,739	17,500	Diamond Offshore Drilling, Inc.(c)	1,588,475
7,200	Marriott International, Inc.	526,104	18,700	ENSCO International, Inc.	1,000,263
27,000	MGM MIRAGE(b)	1,212,300	13,400	EOG Resources, Inc.	941,082
37,400	Nautilus Group, Inc.(c)	613,360	26,200	GlobalSantaFe Corporation	1,603,702
40,200	Netflix, Inc.(b)	1,191,528	24,200	Grant Prideco, Inc.(b)	1,239,040
23,700	Nordstrom, Inc.	908,421	1	Hugoton Royalty Trust	21
40,800	Office Depot, Inc.(b)	1,655,664	13,000	Nabors Industries, Ltd.(b)	485,290
21,900	O’Reilly Automotive, Inc.(b)	741,972	24,100	National Oilwell Varco, Inc.(b)	1,662,177
11,900	P.F. Chang’s China Bistro, Inc.(b,c)	507,059	28,000	Newfield Exploration Company(b)	1,248,800
18,800	Panera Bread Company(b,c)	1,394,584	9,500	Noble Corporation	749,930
14,100	Penn National Gaming, Inc.(b)	574,152	17,300	Patterson-UTI Energy, Inc.	559,828
29,800	PETsMART, Inc.	824,268	27,400	Peabody Energy Corporation	1,749,764
15,000	Polo Ralph Lauren Corporation	910,800	30,440	Smith International, Inc.	1,285,481
19,400	Ross Stores, Inc.	594,416	24,100	Southwestern Energy Company(b)	868,082
52,800	Saks, Inc.(b)	1,063,392	10,800	Sunoco, Inc.	875,232
56,000	Scientific Games Corporation(b)	2,133,040	16,900	Teekay LNG Partners, LP(b,c)	523,900
12,900	SCP Pool Corporation(c)	602,688	18,300	Ultra Petroleum Corporation(b)	1,170,468
7,700	Sears Holdings Corporation(b)	1,106,413	16,400	Valero Energy Corporation	1,061,736
23,200	Staples, Inc.	612,712	19,700	Weatherford International, Ltd.(b)	1,042,721
23,000	Starwood Hotels & Resorts		37,642	XTO Energy, Inc.	1,594,139

	Worldwide, Inc.	1,319,740		Total Energy	29,492,264

33,100	Station Casinos, Inc.	2,551,348

The accompanying notes to the financial statements are an integral part of this schedule.

93

Mid Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Financials (9.8%)			11,800	C.R. Bard, Inc.	$878,628
23,399	Affiliated Managers Group, Inc.(b,c)	$2,370,319	16,994	Caremark Rx, Inc.(b)	774,077
16,600	AllianceBernstein Holding, LP(c)	1,069,870	41,100	Celgene Corporation(b,c)	1,732,776
81,000	American Equity Investment		8,900	Cephalon, Inc.(b,c)	584,374
	Life Holding Company(c)	1,098,360	14,600	Cerner Corporation(b,c)	578,890
49,750	Apollo Investment Corporation(c)	930,325	29,800	Community Health Systems, Inc.(b)	1,079,952
29,600	Assurant, Inc.	1,425,832	34,400	Covance, Inc.(b)	2,007,240
39,100	Assured Guaranty, Ltd.	971,635	41,575	Coventry Health Care, Inc.(b)	2,065,030
32,900	Astoria Financial Corporation	1,030,428	42,700	Cytyc Corporation(b)	1,103,795
26,400	BankUnited Financial Corporation(c)	810,216	21,600	Dade Behring Holdings, Inc.	842,400
8,800	Bear Stearns Companies, Inc.	1,254,088	42,750	DaVita, Inc.(b)	2,405,115
14,000	Calamos Asset Management, Inc.	542,640	12,200	Dentsply International, Inc.	727,974
1	CapitalSource, Inc.	3	9,700	Digene Corporation(b)	400,707
12,500	CB Richard Ellis Group, Inc.(b)	1,098,625	25,800	Endo Pharmaceutical
71,400	Charles Schwab Corporation	1,278,060		Holdings, Inc.(b)	811,410
4,900	Chicago Mercantile Exchange		12,900	Express Scripts, Inc.(b)	1,008,006
	Holdings, Inc.	2,244,200	20,400	Fisher Scientific International, Inc.(b)	1,439,220
16,100	CIT Group, Inc.	869,561	40,700	Gen-Probe, Inc.(b)	2,176,229
41,100	Commerce Bancorp, Inc.(c)	1,657,974	9,000	Genzyme Corporation(b)	550,440
15,900	Compass Bancshares, Inc.	873,864	35,700	Gilead Sciences, Inc.(b)	2,052,750
38,700	E*TRADE Financial Corporation(b)	962,856	19,900	Haemonetics Corporation(b)	1,084,550
28,700	East West Bancorp, Inc.	1,138,529	22,900	Health Net, Inc.(b)	932,030
48,000	Eaton Vance Corporation	1,366,560	29,400	Henry Schein, Inc.(b)	1,370,628
11,200	Everest Re Group, Ltd.	1,019,200	25,100	Humana, Inc.(b)	1,134,018
23,100	Global Signal, Inc.(c)	1,148,070	17,100	ImClone Systems, Inc.(b,c)	617,310
15,900	HCC Insurance Holdings, Inc.	532,491	49,300	IntraLase Corporation(b,c)	1,058,964
1	Host Marriott Corporation	13	11,200	Invitrogen Corporation(b)	739,312
14,800	Investors Financial		11,100	Kinetic Concepts, Inc.(b)	484,626
	Services Corporation(c)	708,328	9,800	Laboratory Corporation of
13,300	Lazard, Ltd.(b,c)	590,520		America Holdings(b)	559,580
12,250	Legg Mason, Inc.	1,451,380	30,800	Manor Care, Inc.	1,350,580
7,400	Moody’s Corporation	458,874	29,800	Medco Health Solutions, Inc.(b)	1,586,254
13,600	Nuveen Investments(c)	654,432	17,300	Medicis Pharmaceutical
33,400	Seabright Insurance Holdings(b,c)	568,468		Corporation(c)	568,824
27,600	T. Rowe Price Group, Inc.	2,323,644	48,000	MedImmune, Inc.(b)	1,510,560
37,800	TD Ameritrade Holding Corporation	701,568	44,700	NeoPharm, Inc.(b,c)	357,153
16,800	Zions Bancorporation	1,394,904	15,100	Neurocrine Biosciences, Inc.(b,c)	866,136

	Total Financials	34,545,837	35,800	NuVasive, Inc.(b,c)	713,136

			29,400	Omnicare, Inc.	1,667,274
Health Care (15.8%)			58,400	PDL BioPharma, Inc.(b,c)	1,680,752
34,100	Advanced Medical Optics, Inc.(b,c)	1,589,060	16,800	Pharmaceutical Product
7,400	Allergan, Inc.	760,128		Development, Inc.	602,616
14,900	Amylin Pharmaceuticals, Inc.(b,c)	648,895	14,700	Psychiatric Solutions, Inc.(c)	485,982
13,300	ArthroCare Corporation(b,c)	602,889	10,500	Quest Diagnostics, Inc.	585,165
21,650	Barr Pharmaceuticals, Inc.(b)	1,310,908	23,000	ResMed, Inc.(b,c)	992,450
13,700	Biogen Idec, Inc.(b)	614,445	8,200	Sepracor, Inc.(b,c)	366,048
21,257	Biomet, Inc.	790,335	13,000	Shire Pharmaceuticals Group plc(c)	615,680

The accompanying notes to the financial statements are an integral part of this schedule.

94

Mid Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Health Care — continued			15,200	Robert Half International, Inc.	$642,504
10,800	Sierra Health Services, Inc.(b)	$423,468	15,700	Rockwell Automation, Inc.	1,137,622
30,400	St. Jude Medical, Inc.(b)	1,200,192	20,200	Rockwell Collins, Inc.	1,155,440
6,900	Techne Corporation(b)	390,954	46,900	Roper Industries, Inc.	2,225,874
12,800	Thermo Electron Corporation(b)	493,312	18,900	Stericycle, Inc.(b)	1,244,376
25,900	Varian Medical Systems, Inc.(b)	1,356,642	20,200	Terex Corporation(b)	1,748,310
17,900	VCA Antech, Inc.(b)	556,511	21,100	Thomas & Betts Corporation(b)	1,201,645

	Total Health Care	55,886,380	13,700	URS Corporation(b)	590,059

			9,700	US Airways Group, Inc.(b)	419,622
Industrials (14.4%)			27,000	UTI Worldwide, Inc.	842,130
44,100	AirTran Holdings, Inc.(b,c)	616,518	7,300	W.W. Grainger, Inc.	561,516
6,450	Alliant Techsystems, Inc.(b)	515,936	12,700	WESCO International, Inc.(b)	952,500
11,600	American Standard Companies, Inc.	504,948	12,800	West Corporation(b)	592,896

10,300	AMETEK, Inc.	507,481		Total Industrials	50,976,326

25,800	Beacon Roofing Supply, Inc.(b,c)	954,600
8,600	Burlington Northern		Information Technology (24.9%)
	Santa Fe Corporation	683,958	78,200	Activision, Inc.(b)	1,109,658
33,600	C.H. Robinson Worldwide, Inc.	1,490,160	40,134	Adobe Systems, Inc.(b)	1,573,253
20,900	ChoicePoint, Inc.(b)	920,227	17,900	Advanced Micro Devices, Inc.(b)	579,065
12,800	Cooper Industries, Ltd.	1,170,560	51,600	Aeroflex, Inc.(b,c)	650,676
30,300	Corporate Executive		44,900	Akamai Technologies, Inc.(b)	1,512,681
	Board Company	3,246,039	64,700	Alcatel SA ADR(b,c)	932,974
11,800	Cummins, Inc.(c)	1,233,100	37,400	Alliance Data
8,400	Danaher Corporation	538,524		Systems Corporation(b,c)	2,057,000
12,900	DRS Technologies, Inc.(c)	716,337	15,200	Altera Corporation(b)	331,968
20,520	Expeditors International of		36,900	Amdocs, Ltd.(b)	1,372,680
	Washington, Inc.	1,756,717	41,600	Amphenol Corporation	2,404,480
20,600	Fastenal Company(c)	964,286	17,200	Analog Devices, Inc.	652,224
33,300	Forward Air Corporation(c)	1,337,661	9,400	Apple Computer, Inc.(b)	661,666
16,300	Gardner Denver, Inc.(b)	1,214,839	54,000	aQuantive, Inc.(b,c)	1,353,240
24,900	GATX Corporation(c)	1,165,320	18,900	ASML Holding NV ADR(b)	399,735
11,400	Graco, Inc.	532,950	19,400	Autodesk, Inc.(b)	815,576
21,400	Hub Group, Inc.(b,c)	1,052,238	109,100	Avaya, Inc.(b)	1,309,200
26,600	Huron Consulting Group, Inc.(b)	945,630	10,200	Avid Technology, Inc.(b,c)	393,210
6,100	Interline Brands, Inc.(b)	163,480	43,100	Avnet, Inc.(b)	1,127,065
16,300	ITT Industries, Inc.	916,549	81,600	BEA Systems, Inc.(b)	1,081,200
19,100	Jacobs Engineering Group, Inc.(b)	1,579,570	84,150	Broadcom Corporation(b)	3,459,406
48,100	JB Hunt Transport Services, Inc.	1,146,223	9,800	Business Objects SA ADR(b,c)	316,834
26,700	Joy Global, Inc.	1,753,923	7,600	CDW Corporation	452,352
3,100	Kirby Corporation(b)	228,470	27,600	CheckFree Corporation(b)	1,486,812
12,200	L-3 Communications Holdings, Inc.	996,740	54,000	Citrix Systems, Inc.(b)	2,155,680
39,200	Mobile Mini, Inc.(b,c)	1,292,816	36,400	CNET Networks, Inc.(b,c)	392,392
42,700	Monster Worldwide, Inc.(b)	2,450,980	22,100	Cogent, Inc.(b,c)	361,556
13,300	MSC Industrial Direct		40,176	Cognizant Technology
	Company, Inc.	689,738		Solutions Corporation(b)	2,555,595
18,700	Oshkosh Truck Corporation	1,144,440	14,400	Cognos, Inc.(b)	536,688
51,300	Precision Castparts Corporation	3,230,874	71,400	Comverse Technology, Inc.(b)	1,617,210

The accompanying notes to the financial statements are an integral part of this schedule.

95

Mid Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Information Technology — continued			31,400	QLogic Corporation(b)	$653,434
27,500	Corning, Inc.(b)	$759,825	9,600	Rackable Systems, Inc.(b)	493,344
17,900	Digital Insight Corporation(b)	617,371	24,900	Red Hat, Inc.(b,c)	731,811
41,200	Digitas, Inc.(b)	581,332	29,200	Redback Networks, Inc.(b,c)	654,080
7,000	DST Systems, Inc.(b)	430,640	52,700	RSA Security, Inc.(b)	1,103,538
6,600	Electronic Arts, Inc.(b)	374,880	21,300	Salesforce.com, Inc.(b,c)	746,565
19,500	F5 Networks, Inc.(b)	1,141,920	27,200	SanDisk Corporation(b)	1,736,176
10,800	FactSet Research Systems, Inc.(c)	476,712	15,000	Satyam Computer Services,
12,850	Fiserv, Inc.(b)	579,278		Ltd. ADR(c)	539,700
20,900	FLIR Systems, Inc.(b,c)	511,005	9,800	Silicon Laboratories, Inc.(b)	456,778
17,800	FormFactor, Inc.(b,c)	742,082	245,000	Sun Microsystems, Inc.(b)	1,225,000
44,600	Freescale Semiconductor, Inc.(b)	1,410,252	30,300	Sybase, Inc.(b)	659,631
14,900	Global Payments, Inc.	706,707	17,633	Symantec Corporation(b)	288,829
1,800	Google, Inc.(b)	752,292	35,300	Synopsys, Inc.(b)	770,599
18,900	Harris Corporation	880,173	51,300	Tellabs, Inc.(b)	813,105
42,900	Hyperion Solutions Corporation(b)	1,313,598	47,200	Tessera Technologies, Inc.(b,c)	1,513,704
21,000	Intersil Corporation	621,810	13,200	Varian Semiconductor
18,050	Iron Mountain, Inc.(b)	705,755		Equipment Associates, Inc.(b)	432,300
25,500	Jabil Circuit, Inc.(b)	994,245	28,900	VeriSign, Inc.(b)	679,728
95,600	JDS Uniphase Corporation(b)	333,644	29,700	Viisage Technology, Inc.(b,c)	498,069
101,636	Juniper Networks, Inc.(b)	1,878,233	24,100	Witness Systems, Inc.(b,c)	562,735
15,380	KLA-Tencor Corporation	740,701	24,800	Xilinx, Inc.	686,216

30,000	Lam Research Corporation(b)	1,466,400		Total Information
23,300	Linear Technology Corporation	827,150		Technology	88,187,222

54,100	LSI Logic Corporation(b,c)	576,165
27,000	Marvell Technology Group, Ltd.(b)	1,541,430	Materials (3.2%)
13,200	Maxim Integrated Products, Inc.	465,432	31,400	Agrium, Inc.	810,748
27,200	MEMC Electronic Materials, Inc.(b)	1,104,320	31,500	Airgas, Inc.	1,274,175
8,500	Mettler-Toledo International, Inc.(b)	550,800	23,700	Albemarle Corporation	1,133,334
77,510	Microchip Technology, Inc.	2,888,023	10,900	Allegheny Technologies, Inc.	755,806
7,000	MICROS Systems, Inc.(b)	292,600	32,300	Bemis Company, Inc.	1,016,158
16,700	Microsemi Corporation(b)	456,244	13,500	Martin Marietta Materials, Inc.	1,433,160
40,000	MoneyGram International, Inc.	1,356,000	12,800	Nucor Corporation	1,392,896
27,900	National Semiconductor		7,800	Phelps Dodge Corporation	672,282
	Corporation	836,442	16,400	PPG Industries, Inc.	1,100,768
29,600	NAVTEQ Corporation(b)	1,228,992	10,200	Praxair, Inc.	572,526
65,200	Network Appliance, Inc.(b)	2,416,964	82,900	Smurfit-Stone
158,800	Novell, Inc.(b)	1,305,336		Container Corporation(b)	1,073,555

19,300	NVIDIA Corporation(b)	563,946		Total Materials	11,235,408

40,500	Oplink Communications, Inc.(b,c)	780,840
75,300	Opsware, Inc.(b,c)	637,038
52,800	Palm, Inc.(b,c)	1,193,280
46,900	Paychex, Inc.	1,894,291
16,800	Power Integrations, Inc.(b,c)	355,656

The accompanying notes to the financial statements are an integral part of this schedule.

96

Mid Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)		Value

Telecommunications Services (3.3%)			251,700	Level 3 Communications, Inc.(b)		$1,359,180
69,110	American Tower Corporation(b)	$2,359,415	15,400	NeuStar, Inc.(b,c)		540,540
76,300	Broadwing Corporation(b)	1,059,807	73,000	NII Holdings, Inc.(b,c)		4,372,699
25,500	Crown Castle		51,000	SBA Communications
	International Corporation(b)	858,075		Corporation(b)		1,281,120

				Total Telecommunications
				Services		11,830,836

				Total Common Stock
				(cost $272,026,384)		341,518,201

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.4%)			Rate(d)	Date	Value

54,530,241	Thrivent Financial Securities Lending Trust			4.860%	N/A	$54,530,241

		Total Collateral Held for Securities Loaned
		(cost $54,530,241)				54,530,241

				Interest	Maturity
Shares	Short-Term Investments (3.7%)			Rate(d)	Date	Value

13,020,170	Thrivent Money Market Fund			4.530%	N/A	$13,020,170

		Total Short-Term Investments (at amortized cost)				13,020,170

		Total Investments (cost $339,576,795) 115.6%				$409,068,612

		Other Assets and Liabilities, Net (15.6%)				(55,224,024)

		Total Net Assets 100.0%				$353,844,588

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$73,500,018
Gross unrealized depreciation	(4,008,201)

Net unrealized appreciation (depreciation)	$69,491,817
Cost for federal income tax purposes	$339,576,795

The accompanying notes to the financial statements are an integral part of this schedule.

97

	Partner Mid Cap Value Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (93.1%)	Value	Shares	Common Stock (93.1%)	Value

Consumer Discretionary (12.9%)			2,546	Equity Residential REIT	$114,239
2,307	Autoliv, Inc.	$127,577	2,791	Everest Re Group, Ltd.	253,981
4,259	Dow Jones & Company, Inc.(b)	157,455	5,451	FirstMerit Corporation(b)	134,040
6,019	Harrah’s Entertainment, Inc.	491,391	4,084	Healthcare Realty Trust, Inc.(b)	154,661
9,578	J.C. Penney Company, Inc.		1,900	Home Properties, Inc.	95,038
	(Holding Company)	626,976	7,500	Hudson City Bancorp, Inc.	100,575
3,463	Lamar Advertising Company(c)	190,430	6,265	iStar Financial, Inc.	239,699
5,886	Lennar Corporation	323,318	7,559	KeyCorp	288,905
4,584	Mohawk Industries, Inc.(c)	367,178	2,250	Liberty Property Trust	100,575
10,217	Newell Rubbermaid, Inc.	280,150	3,601	Lincoln National Corporation(b)	209,146
7,110	Ross Stores, Inc.	217,850	2,849	M&T Bank Corporation	340,171

	Total Consumer		3,978	Northern Trust Corporation	234,264
	Discretionary	2,782,325	3,549	PartnerRe, Ltd.(b)	221,990

			7,113	Plum Creek Timber Company, Inc.	258,202
Consumer Staples (4.7%)			3,733	PMI Group, Inc.(b)	172,278
6,640	Archer-Daniels-Midland Company	241,298	3,720	RenaissanceRe Holdings, Ltd.	156,426
4,017	Clorox Company	257,811	1,807	Torchmark Corporation	108,619
3,267	Pepsi Bottling Group, Inc.	104,871	4,271	Zions Bancorporation	354,621

2,078	Reynolds American, Inc.(b)	227,853		Total Financials	5,862,236

6,947	Smithfield Foods, Inc.(c)	186,874

	Total Consumer Staples	1,018,707	Health Care (5.7%)

			5,752	Apria Healthcare Group, Inc.(b,c)	125,969
Energy (10.6%)			5,911	Charles River Laboratories
7,270	BJ Services Company	276,624		International, Inc.(c)	279,295
6,410	EOG Resources, Inc.	450,174	3,396	Coventry Health Care, Inc.(c)	168,679
3,929	Grant Prideco, Inc.(c)	201,165	5,429	Health Net, Inc.(c)	220,960
16,000	Range Resources Corporation	424,480	8,016	IMS Health, Inc.	217,875
2,724	Teekay Shipping Corporation(b)	104,792	6,672	MedImmune, Inc.(c)	209,968

3,337	Ultra Petroleum Corporation(c)	213,435		Total Health Care	1,222,746

5,626	Western Gas Resources, Inc.	292,552
15,249	Williams Companies, Inc.	334,411	Industrials (7.7%)

	Total Energy	2,297,633	2,319	Alliant Techsystems, Inc.(c)	185,497

			4,750	Allied Waste Industries, Inc.(b,c)	67,260
Financials (27.1%)			7,376	American Standard Companies, Inc.	321,077
5,957	Ambac Financial Group, Inc.	490,619	1,887	Carlisle Companies, Inc.	159,452
2,347	American Capital Strategies, Ltd.(b)	81,723	2,389	Cooper Industries, Ltd.	218,474
8,227	Apartment Investment &		5,545	Norfolk Southern Corporation	299,430
	Management Company	367,665	4,541	Republic Services, Inc.	199,849
2,243	Assurant, Inc.	108,045	3,653	Rockwell Collins, Inc.	208,952

3,085	Bear Stearns Companies, Inc.	439,643		Total Industrials	1,659,991

1,448	Brandywine Realty Trust	40,993
3,750	CIT Group, Inc.	202,538	Information Technology (8.3%)
1,481	Commerce Bancshares, Inc.	77,382	18,957	Activision, Inc.(c)	269,000
4,921	Developers Diversified		6,097	ADC Telecommunications, Inc.(b,c)	136,512
	Realty Corporation	261,797	1,983	Amphenol Corporation	114,617
3,515	Eaton Vance Corporation(b)	100,072	1,740	Avocent Corporation(c)	46,876
4,778	Equity Office Properties Trust	154,329	27,578	BearingPoint, Inc.(b,c)	255,924

The accompanying notes to the financial statements are an integral part of this schedule.

98

Partner Mid Cap Value Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (93.1%)	Value	Shares	Common Stock (93.1%)		Value

Information Technology — continued			8,061	Packaging Corporation of America(b)		$181,211
2,994	Freescale Semiconductor, Inc.(c)	$94,670	3,486	Rohm and Haas Company		176,392

7,496	Ingram Micro, Inc.(c)	137,851		Total Materials		1,006,065

5,620	LSI Logic Corporation(b,c)	59,853
7,683	Seagate Technology(b)	204,060	Utilities (11.5%)
3,718	Tessera Technologies, Inc.(b,c)	119,236	7,074	AGL Resources, Inc.		250,278
11,369	Unisys Corporation(c)	70,943	2,677	CMS Energy Corporation(b,c)		35,658
4,115	Wind River Systems, Inc.(b,c)	46,952	5,294	DPL, Inc.(b)		143,838
6,163	Zebra Technologies Corporation(c)	244,609	7,444	Edison International, Inc.		300,812

	Total Information		7,294	Entergy Corporation		510,142
	Technology	1,801,103	2,418	FirstEnergy Corporation		122,617

			4,092	Northeast Utilities Service Company		82,454
Materials (4.6%)			10,678	PG&E Corporation		425,412
1,889	Allegheny Technologies, Inc.(b)	130,983	13,980	PPL Corporation		405,979
1,751	Ashland, Inc.	115,251	750	Public Service Enterprise Group, Inc.		47,025
1,044	Carpenter Technology Corporation(b)	124,184	3,956	Wisconsin Energy Corporation		154,482

3,041	Commercial Metals Company	165,430		Total Utilities		2,478,697

3,950	MeadWestvaco Corporation	112,614

				Total Common Stock
				(cost $18,767,764)		20,129,503

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.5%)			Rate(d)	Date	Value

2,052,731	Thrivent Financial Securities Lending Trust			4.860%	N/A	$2,052,731

	Total Collateral Held for Securities Loaned
	(cost $2,052,731)					2,052,731

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (6.8%)			Rate(d)	Date	Value

$430,000	Barton Capital Corporation			4.830%	5/1/2006	$429,885
1,033,355	Thrivent Money Market Fund			4.530	N/A	1,033,355

	Total Short-Term Investments (at amortized cost)					1,463,240

	Total Investments (cost $22,283,735) 109.4%					$23,645,474

	Other Assets and Liabilities, Net (9.4%)					(2,036,697)

	Total Net Assets 100.0%					$21,608,777

(a) The categories of investments are shown as a percentage of total net assets.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$1,650,220
Gross unrealized depreciation	(288,481)

Net unrealized appreciation (depreciation)	$1,361,739
Cost for federal income tax purposes	$22,283,735

The accompanying notes to the financial statements are an integral part of this schedule.

99

	Mid Cap Stock Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Consumer Discretionary (17.7%)			Energy (2.3%)
126,500	Abercrombie & Fitch Company	$7,682,345	39,900	Apache Corporation	$2,834,895
164,400	American Eagle Outfitters, Inc.	5,326,560	104,600	Baker Hughes, Inc.	8,454,818
81,000	Autoliv, Inc.	4,479,300	82,600	FMC Technologies, Inc.(c)	4,508,308
170,000	Boyd Gaming Corporation(b)	8,469,400	82,100	Smith International, Inc.	3,467,083
183,100	CBS Corporation	4,663,557	80,700	Weatherford International, Ltd.(c)	4,271,451
172,500	Chico’s FAS, Inc.(c)	6,392,850	64,600	Western Gas Resources, Inc.	3,359,200

59,700	Children’s Place Retail			Total Energy	26,895,755

	Stores, Inc.(b,c)	3,688,266
113,400	Circuit City Stores, Inc.	3,260,250	Financials (16.6%)
117,300	Clear Channel		126,600	A.G. Edwards, Inc.	6,689,544
	Communications, Inc.	3,346,569	105,850	Affiliated Managers Group, Inc.(b,c)	10,722,605
158,550	Coldwater Creek, Inc.(b,c)	4,433,058	143,300	American Capital Strategies, Ltd.	4,989,706
68,500	Federated Department Stores, Inc.	5,332,725	90,000	AmerUs Group Company	5,278,500
389,500	Finish Line, Inc.(b)	6,418,960	122,400	Assurant, Inc.	5,896,008
357,600	Foot Locker, Inc.	8,289,168	41,900	Bear Stearns Companies, Inc.	5,971,169
377,300	Goodyear Tire &		96,200	Brown & Brown, Inc.(b)	3,004,326
	Rubber Company(b,c)	5,282,200	224,966	CapitalSource, Inc.(b)	5,286,711
67,500	Harley-Davidson, Inc.	3,431,700	84,700	City National Corporation	6,179,712
169,600	Harrah’s Entertainment, Inc.	13,846,144	445,500	Colonial BancGroup, Inc.(b)	11,551,815
186,500	Hilton Hotels Corporation	5,024,310	124,000	Commerce Bancorp, Inc.(b)	5,002,160
186,600	Kohl’s Corporation(c)	10,419,744	101,900	Cullen/Frost Bankers, Inc.	5,897,972
97,300	Lennar Corporation	5,344,689	83,300	Everest Re Group, Ltd.	7,580,300
90,100	Michaels Stores, Inc.	3,408,483	192,182	Fidelity National Financial, Inc.	8,067,800
162,400	Mohawk Industries, Inc.(c)	13,008,240	214,600	General Growth Properties, Inc.	10,075,470
135,300	Newell Rubbermaid, Inc.	3,709,926	570,950	HCC Insurance Holdings, Inc.	19,121,116
140,400	NIKE, Inc.	11,490,336	106,400	Home Properties, Inc.	5,322,128
87,000	Nordstrom, Inc.	3,334,710	122,800	Jefferies Group, Inc.	8,160,060
146,800	Pacific Sunwear of		272,550	Mercantile Bankshares
	California, Inc.(c)	3,420,440		Corporation	10,242,429
195,000	Ross Stores, Inc.	5,974,800	276,800	New York Community
153,900	Royal Caribbean Cruises, Ltd.(b)	6,431,481		Bancorp, Inc.(b)	4,763,728
35,600	Sears Holdings Corporation(c)	5,115,364	196,500	PartnerRe, Ltd.(b)	12,291,075
872,200	ServiceMaster Company	10,501,288	63,200	PMI Group, Inc.	2,916,680
486,250	Staples, Inc.	12,841,862	191,300	Rayonier, Inc. REIT(b)	7,873,908
271,700	TJX Companies, Inc.	6,556,121	117,000	TCF Financial Corporation(b)	3,142,620
300	Washington Post Company	229,800	236,500	Trizec Properties, Inc.	5,917,230
67,100	WMS Industries, Inc.(b,c)	2,096,875	143,250	W.R. Berkley Corporation	5,360,415

	Total Consumer		75,200	Westamerica Bancorporation(b)	3,845,728

	Discretionary	203,251,521		Total Financials	191,150,915

Consumer Staples (2.0%)			Health Care (10.1%)
81,700	Bunge Limited Finance		258,000	Advanced Medical
	Corporation(b)	4,358,695		Optics, Inc.(b,c)	12,022,800
206,000	Hershey Company	10,988,040	58,000	Amylin Pharmaceuticals, Inc.(b,c)	2,525,900
305,500	Smithfield Foods, Inc.(c)	8,217,950	142,100	Beckman Coulter, Inc.	7,298,256

	Total Consumer Staples	23,564,685	80,100	C.R. Bard, Inc.	5,964,246

The accompanying notes to the financial statements are an integral part of this schedule.

100

Mid Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Health Care — continued			427,900	URS Corporation(c)	$18,429,653
53,200	Cephalon, Inc.(b,c)	$3,493,112	96,800	WESCO International, Inc.(b,c)	7,260,000

80,900	Cooper Companies, Inc.	4,434,938		Total Industrials	181,979,338

114,300	Cytyc Corporation(c)	2,954,655
51,800	Dentsply International, Inc.	3,090,906	Information Technology (17.2%)
58,600	Edwards Lifesciences		397,500	Alcatel SA ADR(b,c)	5,731,950
	Corporation(b,c)	2,604,184	141,500	Amphenol Corporation	8,178,700
251,000	Henry Schein, Inc.(c)	11,701,620	104,200	Analog Devices, Inc.	3,951,264
37,900	Intuitive Surgical, Inc.(b,c)	4,813,300	412,000	Andrew Corporation(c)	4,358,960
52,300	Invitrogen Corporation(b,c)	3,452,323	117,800	Arrow Electronics, Inc.(c)	4,264,360
90,600	LifePoint Hospitals, Inc.(c)	2,872,020	79,500	Autodesk, Inc.(c)	3,342,180
103,600	Medco Health Solutions, Inc.(c)	5,514,628	694,300	Avaya, Inc.(c)	8,331,600
96,400	Omnicare, Inc.(b)	5,466,844	266,900	BEA Systems, Inc.(c)	3,536,425
134,800	Quest Diagnostics, Inc.	7,512,404	213,500	Cadence Design Systems, Inc.(c)	4,041,555
186,700	St. Jude Medical, Inc.(c)	7,370,916	85,800	CDW Corporation	5,106,816
124,600	Thermo Electron Corporation(c)	4,802,084	94,500	CheckFree Corporation(c)	5,090,715
69,500	Universal Health Services, Inc.(b)	3,529,905	58,600	Cognizant Technology
46,100	Varian Medical Systems, Inc.(c)	2,414,718		Solutions Corporation(c)	3,727,546
141,700	Vertex Pharmaceuticals, Inc.(b,c)	5,153,629	604,900	Compuware Corporation(c)	4,645,632
151,800	WebMD Health Corporation(b,c)	6,606,336	70,400	Diebold, Inc.	2,995,520

	Total Health Care	115,599,724	73,100	DST Systems, Inc.(c)	4,497,112

			211,100	eFunds Corporation(b,c)	5,433,714
Industrials (15.8%)			210,000	Electronic Data Systems
437,800	Adesa, Inc.(b)	11,168,278		Corporation	5,686,800
384,500	Allied Waste Industries, Inc.(b,c)	5,444,520	60,900	F5 Networks, Inc.(c)	3,566,304
79,000	American Standard		248,700	Fairchild Semiconductor
	Companies, Inc.	3,438,870		International, Inc.(b,c)	5,140,629
235,900	AMR Corporation(b,c)	5,812,576	9,969	Homestore, Inc.(c)	61,208
246,000	ARAMARK Corporation	6,915,060	233,700	Integrated Device
160,000	Avery Dennison Corporation	10,000,000		Technology, Inc.(c)	3,556,914
153,100	Brady Corporation(b)	5,507,007	96,800	International Rectifier
108,300	Cintas Corporation	4,546,434		Corporation(c)	4,375,360
100,300	Cooper Industries, Ltd.	9,172,435	236,100	Intersil Corporation	6,990,921
33,100	Deere & Company	2,905,518	181,100	Juniper Networks, Inc.(c)	3,346,728
179,900	Fastenal Company(b)	8,421,119	85,800	Lam Research Corporation(c)	4,193,904
217,200	Herman Miller, Inc.	6,687,588	135,500	MEMC Electronic
96,400	HNI Corporation(b)	5,097,632		Materials, Inc.(c)	5,501,300
51,300	Kirby Corporation(c)	3,780,810	90,400	Microchip Technology, Inc.	3,368,304
233,100	Laidlaw International, Inc.	5,769,225	105,300	MoneyGram International, Inc.	3,569,670
76,500	Landstar System, Inc.	3,250,485	749,500	Novell, Inc.(c)	6,160,890
128,200	Oshkosh Truck Corporation	7,845,840	93,700	NVIDIA Corporation(c)	2,737,914
104,400	Precision Castparts Corporation	6,575,112	269,300	PMC-Sierra, Inc.(c)	3,347,399
355,800	Republic Services, Inc.	15,658,759	216,600	QLogic Corporation(c)	4,507,446
231,900	Roper Industries, Inc.	11,005,974	101,200	Red Hat, Inc.(b,c)	2,974,268
474,500	Southwest Airlines Company	7,696,390	143,000	Salesforce.com, Inc.(b,c)	5,012,150
106,100	SPX Corporation	5,808,975	739,900	STATS ChipPAC, Ltd.(b,c)	6,296,549
194,600	Tetra Tech, Inc.(c)	3,781,078	147,000	Sybase, Inc.(c)	3,200,190

The accompanying notes to the financial statements are an integral part of this schedule.

101

Mid Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)		Value

Information Technology — continued			525,300	Owens-Illinois, Inc.(c)		$9,602,484
145,200	Synopsys, Inc.(c)	$3,169,716	363,300	Pactiv Corporation(c)		8,842,722
99,197	Transaction Systems		194,900	PPG Industries, Inc.		13,081,688
	Architects, Inc.(b,c)	3,961,928	186,800	Rohm and Haas Company		9,452,080
128,700	Varian Semiconductor		187,300	RPM International, Inc.(b)		3,446,320
	Equipment Associates, Inc.(b,c)	4,214,925	875,100	Smurfit-Stone Container
242,500	Vishay Intertechnology, Inc.(b,c)	3,775,725		Corporation(c)		11,332,545

118,600	WebEx Communications, Inc.(b,c)	4,192,510		Total Materials		131,901,365

232,600	Western Digital Corporation(b,c)	4,893,904
502,700	Wind River Systems, Inc.(b,c)	5,735,807	Telecommunications Services (1.0%)
299,800	Xerox Corporation(c)	4,209,192	951,500	Cincinnati Bell, Inc.(c)		3,996,300
72,500	Zebra Technologies Corporation(c)	2,877,525	129,200	NII Holdings, Inc.(b,c)		7,739,080

	Total Information			Total Telecommunications
	Technology	197,860,129		Services		11,735,380

Materials (11.6%)			Utilities (1.1%)
73,700	Albemarle Corporation	3,524,334	522,300	CMS Energy Corporation(c)		6,957,036
369,100	Bemis Company, Inc.	11,611,886	47,900	Dominion Resources, Inc.		3,586,273
197,600	Bowater, Inc.(b)	5,388,552	69,900	National Fuel Gas Company(b)		2,324,175

847,000	Chemtura Corporation	10,333,400		Total Utilities		12,867,484

714,800	Crown Holdings, Inc.(c)	11,458,244

179,900	FMC Corporation	11,434,444		Total Common Stock
296,100	Lubrizol Corporation	12,912,921		(cost $956,948,690)		1,096,806,296

199,500	MeadWestvaco Corporation	5,687,745
252,800	Mosaic Company(b,c)	3,792,000

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.1%)			Rate(d)	Date	Value

173,514,810	Thrivent Financial Securities Lending Trust			4.860%	N/A	$173,514,810

		Total Collateral Held for Securities Loaned
		(cost $173,514,810)				173,514,810

The accompanying notes to the financial statements are an integral part of this schedule.

102

Mid Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.2%)	Rate(d)	Date	Value

$14,315,000	Corporate Asset Finance Company, LLC	4.810%	5/1/2006	$14,311,174
10,000,000	Steamboat Funding Corporation	4.880	5/10/2006	9,985,089
25,569,107	Thrivent Money Market Fund	4.530	N/A	25,569,107
10,025,000	Total Capital SA	4.830	5/1/2006	10,022,310

	Total Short-Term Investments (at amortized cost)			59,887,680

	Total Investments (cost $1,190,351,180) 115.7%			1,330,208,786

	Other Assets and Liabilities, Net (15.7%)			(180,094,842)

	Total Net Assets 100.0%			1,150,113,944

(a) The categories of investments are shown as a percentage of total net assets.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$157,498,775
Gross unrealized depreciation	(17,641,169)

Net unrealized appreciation	$139,857,606
Cost for federal income tax purposes	$1,190,351,180

The accompanying notes to the financial statements are an integral part of this schedule.

103

	Mid Cap Index Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Consumer Discretionary (15.0%)			2,200	ITT Educational Services, Inc.(b)	$139,810
2,700	99 Cents Only Stores(b,c)	$32,211	2,900	Laureate Education, Inc.(b)	145,261
5,070	Abercrombie & Fitch Company	307,901	3,860	Lear Corporation(c)	91,019
6,300	Advance Auto Parts, Inc.	253,386	2,770	Lee Enterprises, Inc.(c)	85,316
3,200	Aeropostale, Inc.(b)	98,272	1,900	M.D.C. Holdings, Inc.(c)	109,782
7,600	American Eagle Outfitters, Inc.	246,240	1,410	Media General, Inc.(c)	57,923
3,600	American Greetings Corporation(c)	81,072	7,700	Michaels Stores, Inc.	291,291
4,300	AnnTaylor Stores Corporation(b)	160,519	1,950	Modine Manufacturing Company	56,570
4,350	Applebee’s International, Inc.(c)	100,964	3,060	Mohawk Industries, Inc.(b)	245,106
4,017	ArvinMeritor, Inc.(c)	66,803	6,500	O’Reilly Automotive, Inc.(b)	220,220
680	Bandag, Inc.(c)	27,282	3,760	OSI Restaurant Partners, Inc.(b)	160,552
2,960	Barnes & Noble, Inc.	133,437	4,300	Pacific Sunwear of California, Inc.(b)	100,190
2,400	Beazer Homes USA, Inc.(c)	138,312	4,070	Payless ShoeSource, Inc.(b,c)	93,488
5,310	Belo Corporation	97,332	8,100	PETsMART, Inc.	224,046
1,710	Blyth, Inc.	35,140	5,000	Pier 1 Imports, Inc.(c)	60,350
2,210	Bob Evans Farms, Inc.	63,825	3,500	Polo Ralph Lauren Corporation	212,520
3,860	Borders Group, Inc.	91,096	5,690	Reader’s Digest Association, Inc.	78,408
3,240	BorgWarner, Inc.	196,765	2,600	Regis Corporation	91,182
2,500	Boyd Gaming Corporation(c)	124,550	4,100	Rent-A-Center, Inc.(b)	113,242
4,975	Brinker International, Inc.	194,821	8,400	Ross Stores, Inc.	257,376
3,750	Callaway Golf Company(c)	59,925	3,400	Ruby Tuesday, Inc.(c)	101,218
5,700	Career Education Corporation(b)	210,159	2,700	Ryland Group, Inc.	170,397
6,100	CarMax, Inc.(b)	215,391	8,010	Saks, Inc.(b)	161,321
2,300	Catalina Marketing Corporation(c)	54,464	2,180	Scholastic Corporation(b)	57,857
1,800	CBRL Group, Inc.(c)	73,278	3,800	Scientific Games Corporation(b)	144,742
4,600	Cheesecake Factory, Inc.(b)	145,176	2,600	Sotheby’s Holdings, Inc.(b,c)	77,974
10,400	Chico’s FAS, Inc.(b)	385,424	2,000	Thor Industries, Inc.(c)	100,960
5,760	Claire’s Stores, Inc.	202,867	3,200	Timberland Company(b)	108,960
4,900	Corinthian Colleges, Inc.(b,c)	72,961	6,800	Toll Brothers, Inc.(b)	218,620
3,390	DeVry, Inc.(b,c)	87,665	3,100	Tupperware Corporation	65,410
6,170	Dollar Tree Stores, Inc.(b)	160,852	6,400	Urban Outfitters, Inc.(b)	148,480
3,900	Education Management		2,660	Valassis Communications, Inc.(b)	77,858
	Corporation(b)	165,594	340	Washington Post Company	260,440
2,300	Emmis Communications		3,650	Westwood One, Inc.	35,222
	Corporation(b,c)	28,290	6,760	Williams-Sonoma, Inc.	283,041

2,100	Entercom Communications			Total Consumer
	Corporation(c)	55,587		Discretionary	10,306,584

9,000	Foot Locker, Inc.	208,620
3,020	Furniture Brands		Consumer Staples (1.7%)
	International, Inc.(c)	69,460	3,920	BJ’s Wholesale Club, Inc.(b)	120,030
3,300	GameStop Corporation(b,c)	155,760	3,680	Church & Dwight Company, Inc.	134,946
9,000	Gentex Corporation(c)	131,940	3,550	Energizer Holdings, Inc.(b)	181,582
7,300	GTECH Holdings Corporation	249,368	4,300	Hormel Foods Corporation	144,308
3,420	Harte-Hanks, Inc.	93,366	3,388	J.M. Smucker Company	133,013
2,100	Hovnanian Enterprises, Inc.(b,c)	83,517	1,630	Lancaster Colony Corporation(c)	66,912
2,050	International Speedway Corporation	100,840	3,560	PepsiAmericas, Inc.	84,087
The accompanying notes to the financial statements are an integral part of this schedule.

104

Mid Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Consumer Staples — continued			8,900	Colonial BancGroup, Inc.	$230,777
2,090	Ruddick Corporation	$48,509	10,100	Commerce Bancorp, Inc.(c)	407,434
5,700	Smithfield Foods, Inc.(b)	153,330	2,900	Cullen/Frost Bankers, Inc.	167,852
1,511	Tootsie Roll Industries, Inc.(c)	44,192	6,300	Developers Diversified
1,540	Universal Corporation(c)	58,628		Realty Corporation	335,160

	Total Consumer Staples	1,169,537	7,500	Eaton Vance Corporation(c)	213,525

			3,690	Everest Re Group, Ltd.	335,790
Energy (10.2%)			10,027	Fidelity National Financial, Inc.	420,933
4,100	Arch Coal, Inc.	389,459	5,500	First American Corporation	234,300
6,700	Cooper Cameron Corporation(b)	336,608	6,600	First Niagara Financial Group, Inc.(c)	92,400
6,600	Denbury Resources, Inc.(b)	215,160	4,650	FirstMerit Corporation(c)	114,344
8,870	ENSCO International, Inc.	474,456	3,100	Greater Bay Bancorp	85,622
4,000	FMC Technologies, Inc.(b)	218,320	3,060	Hanover Insurance Group, Inc.	161,874
3,100	Forest Oil Corporation(b)	113,367	6,300	HCC Insurance Holdings, Inc.	210,987
7,520	Grant Prideco, Inc.(b)	385,024	3,200	Highwoods Properties, Inc.(c)	100,928
5,290	Hanover Compressor Company(b,c)	106,646	2,650	Horace Mann Educators
3,020	Helmerich & Payne, Inc.	219,675		Corporation	46,136
7,400	Newfield Exploration Company(b)	330,040	4,300	Hospitality Properties Trust	185,330
10,140	Noble Energy, Inc.	456,097	4,400	Independence Community
1,690	Overseas Shipholding Group, Inc.	82,523		Bank Corporation	184,800
10,000	Patterson-UTI Energy, Inc.	323,600	3,700	IndyMac Bancorp, Inc.(c)	178,784
15,300	Peabody Energy Corporation	977,063	3,700	Investors Financial
7,450	Pioneer Natural Resources Company	319,009		Services Corporation(c)	177,082
4,500	Plains Exploration &		2,900	Jefferies Group, Inc.	192,705
	Production Company(b)	165,915	4,750	Leucadia National Corporation(c)	288,562
3,400	Pogo Producing Company	168,946	5,200	Liberty Property Trust	232,440
9,300	Pride International, Inc.(b)	324,477	3,140	Longview Fibre Company(c)	81,828
3,800	Quicksilver Resources, Inc.(b,c)	157,472	4,100	Macerich Company	300,202
11,620	Smith International, Inc.	490,713	3,700	Mack-Cali Realty Corporation	167,314
9,700	Southwestern Energy Company(b)	349,394	7,170	Mercantile Bankshares Corporation	269,449
3,510	Tidewater, Inc.(c)	204,422	2,100	Mercury General Corporation	112,077
3,300	Western Gas Resources, Inc.	171,600	6,200	New Plan Excel Realty Trust, Inc.(c)	152,830

	Total Energy	6,979,986	15,110	New York Community

				Bancorp, Inc.(c)	260,043
Financials (17.8%)			3,610	Ohio Casualty Corporation	107,036
4,360	A.G. Edwards, Inc.	230,382	13,306	Old Republic International
5,100	AMB Property Corporation	254,949		Corporation	296,058
2,800	American Financial Group, Inc.	123,984	5,240	PMI Group, Inc.	241,826
7,400	AmeriCredit Corporation(b)	224,072	2,555	Potlatch Corporation(c)	99,492
2,200	AmerUs Group Company(c)	129,030	3,950	Protective Life Corporation	199,080
5,500	Arthur J. Gallagher & Company(c)	150,920	4,800	Radian Group, Inc.	301,056
7,978	Associated Banc-Corp	269,816	5,025	Raymond James Financial, Inc.	152,509
5,020	Astoria Financial Corporation	157,226	4,528	Rayonier, Inc. REIT	186,372
3,170	Bank of Hawaii Corporation	172,163	4,000	Regency Centers Corporation	252,360
6,400	Brown & Brown, Inc.	199,872	3,600	SEI Investments Company	154,584
3,000	Cathay General Bancorp(c)	114,780	3,100	StanCorp Financial Group, Inc.	152,954
2,500	City National Corporation	182,400	2,100	SVB Financial Group(b)	106,617

The accompanying notes to the financial statements are an integral part of this schedule.

105

Mid Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Financials — continued			5,800	Pharmaceutical Product
6,580	TCF Financial Corporation(c)	$176,739		Development, Inc.	$208,046
2,750	Texas Regional Bancshares, Inc.	78,842	6,120	Sepracor, Inc.(b,c)	273,197
7,700	United Dominion		3,970	STERIS Corporation	91,389
	Realty Trust, Inc.	209,363	2,300	Techne Corporation(b)	130,318
2,690	Unitrin, Inc.	131,406	5,000	Triad Hospitals, Inc.(b)	206,000
9,750	W.R. Berkley Corporation	364,845	3,100	Universal Health Services, Inc.	157,449
5,000	Waddell & Reed Financial, Inc.	117,600	5,370	Valeant Pharmaceuticals
5,196	Washington Federal, Inc.(c)	124,288		International(c)	96,123
3,250	Webster Financial Corporation	152,588	7,600	Varian Medical Systems, Inc.(b)	398,088
4,800	Weingarten Realty Investors	189,168	1,800	Varian, Inc.(b)	77,886
2,010	Westamerica Bancorporation(c)	102,791	4,800	VCA Antech, Inc.(b)	149,232
3,940	Wilmington Trust Corporation	174,542	6,300	Vertex Pharmaceuticals, Inc.(b,c)	229,131

	Total Financials	12,223,218		Total Health Care	6,631,937

Health Care (9.7%)			Industrials (15.3%)
3,856	Advanced Medical Optics, Inc.(b,c)	179,690	5,130	Adesa, Inc.	130,866
3,900	Affymetrix, Inc.(b,c)	111,735	5,310	AGCO Corporation(b,c)	125,688
2,440	Apria Healthcare Group, Inc.(b,c)	53,436	5,100	AirTran Holdings, Inc.(b,c)	71,298
3,600	Beckman Coulter, Inc.	184,896	1,920	Alaska Air Group, Inc.(b,c)	72,883
3,400	Cephalon, Inc.(b,c)	223,244	2,550	Alexander & Baldwin, Inc.	127,168
4,200	Charles River Laboratories		2,200	Alliant Techsystems, Inc.(b)	175,978
	International, Inc.(b)	198,450	4,040	AMETEK, Inc.	199,051
5,600	Community Health		1,510	Banta Corporation	76,376
	Systems, Inc.(b)	202,944	2,840	Brink’s Company	144,272
3,690	Covance, Inc.(b)	215,312	9,840	C.H. Robinson Worldwide, Inc.	436,404
6,700	Cytyc Corporation(b)	173,195	1,760	Carlisle Companies, Inc.	148,720
4,560	Dentsply International, Inc.	272,095	5,033	ChoicePoint, Inc.(b)	221,603
3,490	Edwards Lifesciences		3,010	Con-way, Inc.	167,717
	Corporation(b,c)	155,096	4,000	Copart, Inc.(b)	107,400
2,900	Gen-Probe, Inc.(b)	155,063	2,200	Corporate Executive
6,640	Health Net, Inc.(b)	270,248		Board Company	235,686
5,000	Henry Schein, Inc.(b)	233,100	2,900	Crane Company	122,525
3,530	Hillenbrand Industries, Inc.	181,301	2,900	Deluxe Corporation(c)	69,136
2,000	Intuitive Surgical, Inc.(b,c)	254,000	3,980	Donaldson Company, Inc.(c)	132,295
3,100	Invitrogen Corporation(b)	204,631	2,300	DRS Technologies, Inc.(c)	127,719
3,300	LifePoint Hospitals, Inc.(b,c)	104,610	3,800	Dun & Bradstreet Corporation(b)	292,676
5,600	Lincare Holdings, Inc.(b)	221,368	6,200	Expeditors International
1,800	Martek Biosciences Corporation(b,c)	53,460		of Washington, Inc.	530,782
3,100	Medicis Pharmaceutical		7,180	Fastenal Company(c)	336,096
	Corporation(c)	101,928	2,980	Federal Signal Corporation	55,815
18,038	Millennium Pharmaceuticals, Inc.(b)	163,785	3,220	Flowserve Corporation(b)	185,214
6,880	Omnicare, Inc.	390,165	3,000	GATX Corporation(c)	140,400
1,900	Par Pharmaceutical		4,050	Graco, Inc.	189,338
	Companies, Inc.(b,c)	48,925	1,945	Granite Construction, Inc.	90,170
6,500	PDL BioPharma, Inc.(b,c)	187,070	2,440	Harsco Corporation	203,374
4,720	Perrigo Company(c)	75,331	3,970	Herman Miller, Inc.	122,236

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Industrials — continued			1,900	Anteon International Corporation(b)	$103,835
2,910	HNI Corporation	$153,881	6,920	Arrow Electronics, Inc.(b)	250,504
3,430	Hubbell, Inc.	177,160	24,660	Atmel Corporation(b,c)	129,218
3,340	Jacobs Engineering Group, Inc.(b)	276,218	8,440	Avnet, Inc.(b)	220,706
7,100	JB Hunt Transport Services, Inc.	169,193	2,860	Avocent Corporation(b)	77,048
8,900	JetBlue Airways Corporation(b,c)	91,314	7,000	BISYS Group, Inc.(b)	111,580
7,050	Joy Global, Inc.	463,114	1,415	Cabot Microelectronics
1,200	Kelly Services, Inc.(c)	33,204		Corporation(b,c)	46,285
2,260	Kennametal, Inc.	139,781	16,480	Cadence Design Systems, Inc.(b)	311,966
2,400	Korn/Ferry International(b)	50,400	3,640	CDW Corporation	216,653
5,040	Manpower, Inc.	328,356	8,400	Ceridian Corporation(b)	203,532
1,500	Mine Safety Appliances Company(c)	62,700	5,290	CheckFree Corporation(b)	284,972
3,100	MSC Industrial Direct		8,000	Cognizant Technology
	Company, Inc.	160,766		Solutions Corporation(b)	508,880
2,900	Navigant Consulting, Inc.(b,c)	61,132	3,230	CommScope, Inc.(b,c)	106,752
1,880	Nordson Corporation	100,486	5,800	Credence Systems Corporation(b,c)	41,122
4,200	Oshkosh Truck Corporation	257,040	4,400	Cree, Inc.(b,c)	131,208
5,920	Pentair, Inc.	226,618	2,740	CSG Systems International, Inc.(b)	69,267
7,740	Precision Castparts Corporation	487,465	7,910	Cypress Semiconductor
6,790	Quanta Services, Inc.(b,c)	110,134		Corporation(b,c)	135,736
7,100	Republic Services, Inc.	312,471	4,000	Diebold, Inc.	170,200
1,862	Rollins, Inc.(c)	37,706	3,660	DST Systems, Inc.(b)	225,163
5,000	Roper Industries, Inc.	237,300	2,400	Dycom Industries, Inc.(b,c)	52,584
490	Sequa Corporation(b,c)	41,650	2,300	F5 Networks, Inc.(b)	134,688
3,440	SPX Corporation	188,340	3,750	Fair Isaac Corporation	139,162
2,600	Stericycle, Inc.(b)	171,184	7,000	Fairchild Semiconductor
3,030	Swift Transportation			International, Inc.(b)	144,690
	Company, Inc.(b)	90,748	5,400	Fidelity National Information
1,160	Tecumseh Products Company(c)	26,622		Services, Inc.	205,200
2,320	Teleflex, Inc.	151,357	3,500	Gartner Group, Inc.(b,c)	49,070
3,000	Thomas & Betts Corporation(b)	170,850	7,680	Harris Corporation	357,658
4,800	Timken Company	167,520	2,000	Imation Corporation	84,000
2,530	Trinity Industries, Inc.(c)	160,655	6,800	Ingram Micro, Inc.(b)	125,052
3,800	United Rentals, Inc.(b,c)	135,546	11,590	Integrated Device
3,200	Werner Enterprises, Inc.(c)	61,376		Technology, Inc.(b)	176,400
3,300	YRC Worldwide, Inc.(b,c)	138,600	4,100	International Rectifier

	Total Industrials	10,479,773		Corporation(b)	185,320

			8,200	Intersil Corporation	242,802
Information Technology (15.8%)			4,400	Jack Henry & Associates, Inc.(c)	98,780
22,500	3Com Corporation(b)	121,275	5,000	KEMET Corporation(b,c)	54,050
16,000	Activision, Inc.(b)	227,040	8,100	Lam Research Corporation(b)	395,928
4,430	Acxiom Corporation	114,826	6,600	Lattice Semiconductor
3,860	ADTRAN, Inc.	97,040		Corporation(b)	43,890
1,000	Advent Software, Inc.(b)	35,200	2,900	Macrovision Corporation(b)	66,410
3,800	Alliance Data		9,680	McAfee, Inc.(b)	252,551
	Systems Corporation(b,c)	209,000	8,800	McDATA Corporation(b,c)	42,504
5,200	Amphenol Corporation	300,560	9,500	MEMC Electronic Materials, Inc.(b)	385,700

The accompanying notes to the financial statements are an integral part of this schedule.

107

Mid Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Information Technology — continued			1,170	Minerals Technologies, Inc.	$66,947
4,540	Mentor Graphics Corporation(b)	$59,610	4,180	Olin Corporation	85,899
3,610	Micrel, Inc.(b,c)	46,352	3,500	Packaging Corporation of America	78,680
12,335	Microchip Technology, Inc.	459,602	6,790	RPM International, Inc.	124,936
5,000	MoneyGram International, Inc.	169,500	2,600	Scotts Company	115,076
5,920	MPS Group, Inc.(b)	94,483	2,920	Sensient Technologies Corporation	60,006
3,250	National Instruments Corporation	102,928	5,640	Sonoco Products Company	176,645
2,500	Newport Corporation(b,c)	48,000	2,600	Steel Dynamics, Inc.	162,344
2,700	Plantronics, Inc.	101,250	5,820	Valspar Corporation	164,706
2,600	Plexus Corporation(b)	113,256	4,100	Worthington Industries, Inc.	80,975

5,000	Polycom, Inc.(b)	110,000		Total Materials	3,061,170

6,420	Powerwave Technologies, Inc.(b,c)	71,583
3,150	Reynolds and Reynolds Company	93,681	Telecommunications Services (0.4%)
10,900	RF Micro Devices, Inc.(b,c)	101,370	14,210	Cincinnati Bell, Inc.(b)	59,682
4,100	RSA Security, Inc.(b)	85,854	5,910	Telephone and Data Systems, Inc.	231,672

4,160	Semtech Corporation(b,c)	78,000		Total Telecommunications
2,600	Silicon Laboratories, Inc.(b)	121,186		Services	291,354

2,200	SRA International, Inc.(b,c)	70,444
5,260	Sybase, Inc.(b)	114,510	Utilities (7.2%)
8,380	Synopsys, Inc.(b)	182,935	4,660	AGL Resources, Inc.	164,871
3,240	Tech Data Corporation(b)	118,973	6,770	Alliant Energy Corporation	216,369
2,180	Transaction Systems		7,467	Aqua America, Inc.(c)	178,453
	Architects, Inc.(b)	87,069	21,690	Aquila, Inc.(b,c)	93,918
8,079	TriQuint Semiconductor, Inc.(b,c)	43,869	1,980	Black Hills Corporation(c)	72,072
6,100	UTStarcom, Inc.(b,c)	42,395	7,320	DPL, Inc.(c)	198,884
10,670	Vishay Intertechnology, Inc.(b)	166,132	4,670	Duquesne Light Holdings, Inc.(c)	79,250
12,700	Western Digital Corporation(b)	267,208	8,550	Energy East Corporation	206,568
4,300	Wind River Systems, Inc.(b,c)	49,063	7,000	Equitable Resources, Inc.	248,570
4,000	Zebra Technologies Corporation(b)	158,760	4,530	Great Plains Energy, Inc.(c)	127,972

	Total Information		4,740	Hawaiian Electric Industries, Inc.(c)	127,364
	Technology	10,844,020	2,620	IDACORP, Inc.(c)	89,211

			6,950	MDU Resources Group, Inc.	255,412
Materials (4.5%)			4,960	National Fuel Gas Company	164,920
3,890	Airgas, Inc.	157,350	8,860	Northeast Utilities
2,290	Albemarle Corporation	109,508		Service Company	178,529
3,240	Bowater, Inc.(c)	88,355	6,240	NSTAR	172,536
3,570	Cabot Corporation	128,520	5,260	OGE Energy Corporation	158,642
13,870	Chemtura Corporation	169,214	6,700	ONEOK, Inc.	221,167
2,250	Cytec Industries, Inc.	136,058	10,955	Pepco Holdings, Inc.	252,841
2,590	Ferro Corporation	49,935	4,160	PNM Resources, Inc.(c)	105,290
2,700	Florida Rock Industries, Inc.	168,399	6,820	Puget Energy, Inc.	141,651
2,200	FMC Corporation	139,832	4,880	Questar Corporation	390,644
2,760	Glatfelter Company(c)	51,667	6,590	SCANA Corporation	257,933
3,960	Lubrizol Corporation	172,696	11,570	Sierra Pacific Resources(b,c)	163,368
11,900	Lyondell Chemical Company	286,790	4,420	Vectren Corporation(c)	118,102
2,700	Martin Marietta Materials, Inc.	286,632	5,100	Westar Energy, Inc.	106,794

The accompanying notes to the financial statements are an integral part of this schedule.

108

Mid Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.6%)	Value

Utilities — continued
2,990	WGL Holdings, Inc.	$87,966
6,820	Wisconsin Energy Corporation	266,321
2,400	WPS Resources Corporation(c)	119,976

	Total Utilities	4,965,594

	Total Common Stock
	(cost $49,446,173)	66,953,173

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (18.0%)		Rate(d)	Date	Value

12,319,110	Thrivent Financial Securities Lending Trust		4.860%	N/A	$12,319,110

		Total Collateral Held for Securities Loaned
		(cost $12,319,110)			12,319,110

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.4%)		Rate(d)	Date	Value

$125,000	Federal National Mortgage Association(e)		4.754%	8/16/2006	$123,165
1,515,697	Thrivent Money Market Fund(e)		4.530	N/A	1,515,697

		Total Short-Term Investments (cost $1,638,933)			1,638,862

		Total Investments (cost $63,404,216) 118.0%			$80,911,145

		Other Assets and Liabilities, Net (18.0%)			(12,313,318)

		Total Net Assets 100.0%			$68,597,827

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 28, 2006, $123,165 of Short-Term Investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,515,697 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

S&P 400 Mini-Futures	20	June 2006	Long	$1,613,201	$1,604,113	$9,088

(f) Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$19,858,534
Gross unrealized depreciation	(2,351,605)

Net unrealized appreciation (depreciation)	$17,506,929
Cost for federal income tax purposes	$63,404,216

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Index Fund-I
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Consumer Discretionary (14.5%)			700	ITT Educational Services, Inc.(b)	$44,485
1,066	99 Cents Only Stores(b,c)	$12,717	1,000	Laureate Education, Inc.(b,c)	50,090
1,775	Abercrombie & Fitch Company	107,796	1,475	Lear Corporation(c)	34,780
2,150	Advance Auto Parts, Inc.	86,473	1,060	Lee Enterprises, Inc.(c)	32,648
1,100	Aeropostale, Inc.(b)	33,781	600	M.D.C. Holdings, Inc.(c)	34,668
2,614	American Eagle Outfitters, Inc.	84,694	535	Media General, Inc.(c)	21,978
1,400	American Greetings Corporation(c)	31,528	2,700	Michaels Stores, Inc.	102,141
1,400	AnnTaylor Stores Corporation(b)	52,262	640	Modine Manufacturing Company	18,566
1,500	Applebee’s International, Inc.(c)	34,815	1,020	Mohawk Industries, Inc.(b)	81,702
1,486	ArvinMeritor, Inc.	24,712	2,300	O’Reilly Automotive, Inc.(b)	77,924
280	Bandag, Inc.(c)	11,234	1,345	OSI Restaurant Partners, Inc.(b,c)	57,432
995	Barnes & Noble, Inc.	44,855	1,500	Pacific Sunwear of California, Inc.(b)	34,950
800	Beazer Homes USA, Inc.(c)	46,104	1,325	Payless ShoeSource, Inc.(b,c)	30,435
2,215	Belo Corporation	40,601	2,800	PETsMART, Inc.	77,448
515	Blyth, Inc.	10,583	1,900	Pier 1 Imports, Inc.(c)	22,933
820	Bob Evans Farms, Inc.	23,682	1,200	Polo Ralph Lauren Corporation	72,864
1,465	Borders Group, Inc.	34,574	2,315	Reader’s Digest Association, Inc.	31,901
1,140	BorgWarner, Inc.	69,232	900	Regis Corporation	31,563
900	Boyd Gaming Corporation(c)	44,838	1,400	Rent-A-Center, Inc.(b)	38,668
1,690	Brinker International, Inc.	66,180	2,920	Ross Stores, Inc.	89,469
1,450	Callaway Golf Company(c)	23,171	1,200	Ruby Tuesday, Inc.(c)	35,724
2,000	Career Education Corporation(b)	73,740	900	Ryland Group, Inc.	56,799
2,100	CarMax, Inc.(b,c)	74,151	2,935	Saks, Inc.(b,c)	59,111
900	Catalina Marketing Corporation(c)	21,312	710	Scholastic Corporation(b)	18,843
580	CBRL Group, Inc.(c)	23,612	1,300	Scientific Games Corporation(b)	49,517
1,550	Cheesecake Factory, Inc.(b)	48,918	905	Sotheby’s Holdings, Inc.(b,c)	27,141
3,700	Chico’s FAS, Inc.(b)	137,122	700	Thor Industries, Inc.(c)	35,336
1,980	Claire’s Stores, Inc.	69,736	1,100	Timberland Company(b)	37,455
1,900	Corinthian Colleges, Inc.(b,c)	28,291	2,400	Toll Brothers, Inc.(b)	77,160
1,195	DeVry, Inc.(b,c)	30,903	1,200	Tupperware Corporation	25,320
2,102	Dollar Tree Stores, Inc.(b)	54,799	2,200	Urban Outfitters, Inc.(b)	51,040
1,300	Education Management		975	Valassis Communications, Inc.(b)	28,538
	Corporation(b)	55,198	120	Washington Post Company	91,920
800	Emmis Communications		1,460	Westwood One, Inc.	14,089
	Corporation(b,c)	9,840	2,370	Williams-Sonoma, Inc.	99,232

800	Entercom Communications			Total Consumer
	Corporation(c)	21,176		Discretionary	3,604,867

3,200	Foot Locker, Inc.	74,176
1,100	Furniture Brands		Consumer Staples (1.6%)
	International, Inc.(c)	25,300	1,330	BJ’s Wholesale Club, Inc.(b)	40,725
1,100	GameStop Corporation(b,c)	51,920	1,265	Church & Dwight Company, Inc.	46,388
3,400	Gentex Corporation(c)	49,844	1,200	Energizer Holdings, Inc.(b)	61,380
2,520	GTECH Holdings Corporation	86,083	1,525	Hormel Foods Corporation	51,179
1,135	Harte-Hanks, Inc.	30,986	1,195	J.M. Smucker Company	46,916
700	Hovnanian Enterprises, Inc.(b,c)	27,839	545	Lancaster Colony Corporation(c)	22,372
655	International Speedway		1,210	PepsiAmericas, Inc.	28,580
	Corporation	32,219	780	Ruddick Corporation(c)	18,104

The accompanying notes to the financial statements are an integral part of this schedule.

110

Mid Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Consumer Staples — continued			3,800	Colonial BancGroup, Inc.	$98,534
2,000	Smithfield Foods, Inc.(b)	$53,800	3,500	Commerce Bancorp, Inc.(c)	141,190
484	Tootsie Roll Industries, Inc.(c)	14,160	1,000	Cullen/Frost Bankers, Inc.	57,880
550	Universal Corporation(c)	20,938	2,200	Developers Diversified

	Total Consumer Staples	404,542		Realty Corporation	117,040

			2,600	Eaton Vance Corporation(c)	74,022
Energy (9.9%)			1,305	Everest Re Group, Ltd.	118,755
1,400	Arch Coal, Inc.	132,986	3,518	Fidelity National Financial, Inc.	147,686
2,300	Cooper Cameron Corporation(b)	115,552	1,900	First American Corporation	80,940
2,300	Denbury Resources, Inc.(b)	74,980	3,000	First Niagara Financial Group, Inc.(c)	42,000
3,080	ENSCO International, Inc.	164,749	2,070	FirstMerit Corporation(c)	50,901
1,500	FMC Technologies, Inc.(b)	81,870	1,000	Greater Bay Bancorp(c)	27,620
1,100	Forest Oil Corporation(b)	40,227	1,165	Hanover Insurance Group, Inc.	61,628
2,630	Grant Prideco, Inc.(b)	134,656	2,150	HCC Insurance Holdings, Inc.	72,004
1,810	Hanover Compressor Company(b,c)	36,490	1,200	Highwoods Properties, Inc.(c)	37,848
1,125	Helmerich & Payne, Inc.	81,832	830	Horace Mann Educators
2,600	Newfield Exploration Company(b)	115,960		Corporation	14,450
3,580	Noble Energy, Inc.	161,028	1,500	Hospitality Properties Trust	64,650
570	Overseas Shipholding Group, Inc.	27,833	1,500	Independence Community
3,500	Patterson-UTI Energy, Inc.	113,260		Bank Corporation	63,000
5,400	Peabody Energy Corporation	344,845	1,300	IndyMac Bancorp, Inc.(c)	62,816
2,560	Pioneer Natural		1,300	Investors Financial
	Resources Company	109,619		Services Corporation(c)	62,218
1,600	Plains Exploration &		1,000	Jefferies Group, Inc.(c)	66,450
	Production Company(b)	58,992	1,600	Leucadia National Corporation(c)	97,200
1,200	Pogo Producing Company(c)	59,628	1,800	Liberty Property Trust	80,460
3,300	Pride International, Inc.(b)	115,137	1,020	Longview Fibre Company(c)	26,581
1,300	Quicksilver Resources, Inc.(b,c)	53,872	1,400	Macerich Company	102,508
4,100	Smith International, Inc.	173,143	1,300	Mack-Cali Realty Corporation	58,786
3,400	Southwestern Energy Company(b)	122,468	2,585	Mercantile Bankshares Corporation	97,144
1,180	Tidewater, Inc.(c)	68,723	800	Mercury General Corporation	42,696
1,100	Western Gas Resources, Inc.	57,200	2,500	New Plan Excel Realty Trust, Inc.(c)	61,625

	Total Energy	2,445,050	5,400	New York Community

				Bancorp, Inc.(c)	92,934
Financials (17.5%)			1,315	Ohio Casualty Corporation(c)	38,990
1,475	A.G. Edwards, Inc.	77,939	4,921	Old Republic International
1,800	AMB Property Corporation	89,982		Corporation	109,492
900	American Financial Group, Inc.	39,852	1,770	PMI Group, Inc.(c)	81,686
2,600	AmeriCredit Corporation(b)	78,728	818	Potlatch Corporation(c)	31,869
900	AmerUs Group Company	52,785	1,455	Protective Life Corporation	73,332
2,000	Arthur J. Gallagher & Company(c)	54,880	1,700	Radian Group, Inc.	106,624
2,844	Associated Banc-Corp(c)	96,184	1,650	Raymond James Financial, Inc.	50,078
1,745	Astoria Financial Corporation	54,653	1,583	Rayonier, Inc. REIT(c)	65,156
1,085	Bank of Hawaii Corporation	58,926	1,400	Regency Centers Corporation	88,326
2,200	Brown & Brown, Inc.	68,706	1,300	SEI Investments Company	55,822
1,000	Cathay General Bancorp(c)	38,260	1,200	StanCorp Financial Group, Inc.	59,208
810	City National Corporation	59,098	700	SVB Financial Group(b,c)	35,539

The accompanying notes to the financial statements are an integral part of this schedule.

111

Mid Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Financials — continued			1,380	STERIS Corporation	$31,768
2,320	TCF Financial Corporation(c)	$62,315	900	Techne Corporation(b)	50,994
1,100	Texas Regional Bancshares, Inc.	31,537	1,700	Triad Hospitals, Inc.(b)	70,040
2,800	United Dominion Realty Trust, Inc.	76,132	1,200	Universal Health Services, Inc.	60,948
1,015	Unitrin, Inc.	49,583	1,870	Valeant Pharmaceuticals
3,450	W.R. Berkley Corporation	129,099		International(c)	33,473
1,900	Waddell & Reed Financial, Inc.	44,688	2,700	Varian Medical Systems, Inc.(b)	141,426
1,873	Washington Federal, Inc.(c)	44,802	600	Varian, Inc.(b)	25,962
1,070	Webster Financial Corporation	50,236	1,700	VCA Antech, Inc.(b)	52,853
1,600	Weingarten Realty Investors	63,056	2,200	Vertex Pharmaceuticals, Inc.(b,c)	80,014

625	Westamerica Bancorporation(c)	31,962		Total Health Care	2,320,049

1,470	Wilmington Trust Corporation	65,121

	Total Financials	4,336,212	Industrials (14.8%)

			1,830	Adesa, Inc.	46,683
Health Care (9.4%)			1,910	AGCO Corporation(b,c)	45,210
1,324	Advanced Medical Optics, Inc.(b,c)	61,698	1,900	AirTran Holdings, Inc.(b,c)	26,562
1,300	Affymetrix, Inc.(b,c)	37,245	635	Alaska Air Group, Inc.(b,c)	24,105
945	Apria Healthcare Group, Inc.(b,c)	20,696	950	Alexander & Baldwin, Inc.	47,376
1,210	Beckman Coulter, Inc.	62,146	700	Alliant Techsystems, Inc.(b)	55,993
1,200	Cephalon, Inc.(b,c)	78,792	1,420	AMETEK, Inc.	69,963
1,400	Charles River Laboratories		410	Banta Corporation	20,738
	International, Inc.(b)	66,150	1,005	Brink’s Company	51,054
2,000	Community Health Systems, Inc.(b)	72,480	3,420	C.H. Robinson Worldwide, Inc.	151,677
1,270	Covance, Inc.(b)	74,104	565	Carlisle Companies, Inc.	47,742
2,300	Cytyc Corporation(b)	59,455	1,800	ChoicePoint, Inc.(b)	79,254
1,532	Dentsply International, Inc.	91,414	1,115	Con-way, Inc.	62,128
1,200	Edwards Lifesciences Corporation(b,c)	53,328	1,400	Copart, Inc.(b)	37,590
1,000	Gen-Probe, Inc.(b)	53,470	800	Corporate Executive
2,350	Health Net, Inc.(b)	95,645		Board Company	85,704
1,700	Henry Schein, Inc.(b)	79,254	1,000	Crane Company	42,250
1,330	Hillenbrand Industries, Inc.	68,309	1,000	Deluxe Corporation(c)	23,840
700	Intuitive Surgical, Inc.(b)	88,900	1,390	Donaldson Company, Inc.(c)	46,204
1,000	Invitrogen Corporation(b)	66,010	800	DRS Technologies, Inc.(c)	44,424
1,100	LifePoint Hospitals, Inc.(b)	34,870	1,300	Dun & Bradstreet Corporation(b)	100,126
1,930	Lincare Holdings, Inc.(b)	76,293	2,100	Expeditors International
600	Martek Biosciences Corporation(b,c)	17,820		of Washington, Inc.	179,781
1,100	Medicis Pharmaceutical		2,540	Fastenal Company(c)	118,897
	Corporation(c)	36,168	1,095	Federal Signal Corporation(c)	20,509
6,722	Millennium Pharmaceuticals, Inc.(b)	61,036	1,100	Flowserve Corporation(b)	63,272
2,385	Omnicare, Inc.	135,253	1,125	GATX Corporation(c)	52,650
700	Par Pharmaceutical		1,400	Graco, Inc.	65,450
	Companies, Inc.(b,c)	18,025	630	Granite Construction, Inc.	29,207
2,300	PDL BioPharma, Inc.(b)	66,194	930	Harsco Corporation	77,516
1,830	Perrigo Company	29,207	1,380	Herman Miller, Inc.	42,490
2,000	Pharmaceutical Product		1,015	HNI Corporation	53,673
	Development, Inc.	71,740	1,255	Hubbell, Inc.	64,821
2,170	Sepracor, Inc.(b,c)	96,869	1,120	Jacobs Engineering Group, Inc.(b)	92,624

The accompanying notes to the financial statements are an integral part of this schedule.

112

Mid Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Industrials — continued			2,960	Avnet, Inc.(b)	$77,404
2,460	JB Hunt Transport Services, Inc.	$58,622	1,000	Avocent Corporation(b)	26,940
3,400	JetBlue Airways Corporation(b,c)	34,884	2,600	BISYS Group, Inc.(b)	41,444
2,450	Joy Global, Inc.	160,940	417	Cabot Microelectronics
490	Kelly Services, Inc.(c)	13,558		Corporation(b,c)	13,640
765	Kennametal, Inc.	47,315	6,180	Cadence Design Systems, Inc.(b)	116,987
800	Korn/Ferry International(b,c)	16,800	1,250	CDW Corporation	74,400
1,750	Manpower, Inc.	114,012	2,900	Ceridian Corporation(b)	70,267
500	Mine Safety Appliances Company(c)	20,900	1,970	CheckFree Corporation(b)	106,124
1,200	MSC Industrial Direct Company, Inc.	62,232	2,800	Cognizant Technology
1,000	Navigant Consulting, Inc.(b,c)	21,080		Solutions Corporation(b)	178,109
660	Nordson Corporation(c)	35,277	1,100	CommScope, Inc.(b,c)	36,355
1,500	Oshkosh Truck Corporation	91,800	2,400	Credence Systems Corporation(b,c)	17,016
2,030	Pentair, Inc.	77,708	1,500	Cree, Inc.(b,c)	44,730
2,700	Precision Castparts Corporation	170,046	945	CSG Systems International, Inc.(b)	23,890
2,500	Quanta Services, Inc.(b,c)	40,550	2,840	Cypress Semiconductor
2,400	Republic Services, Inc.	105,624		Corporation(b,c)	48,734
540	Rollins, Inc.(c)	10,935	1,390	Diebold, Inc.	59,144
1,800	Roper Industries, Inc.	85,428	1,290	DST Systems, Inc.(b)	79,361
175	Sequa Corporation(b,c)	14,875	900	Dycom Industries, Inc.(b,c)	19,719
1,240	SPX Corporation	67,890	800	F5 Networks, Inc.(b)	46,848
900	Stericycle, Inc.(b)	59,256	1,300	Fair Isaac Corporation	48,243
1,050	Swift Transportation		2,500	Fairchild Semiconductor
	Company, Inc.(b)	31,448		International, Inc.(b)	51,675
485	Tecumseh Products Company(c)	11,131	1,900	Fidelity National Information
835	Teleflex, Inc.	54,475		Services, Inc.	72,200
1,000	Thomas & Betts Corporation(b)	56,950	1,400	Gartner Group, Inc.(b,c)	19,628
1,700	Timken Company	59,330	2,690	Harris Corporation	125,273
820	Trinity Industries, Inc.(c)	52,070	800	Imation Corporation	33,600
1,300	United Rentals, Inc.(b,c)	46,371	2,500	Ingram Micro, Inc.(b)	45,975
1,175	Werner Enterprises, Inc.(c)	22,536	4,255	Integrated Device
1,100	YRC Worldwide, Inc.(b,c)	46,200		Technology, Inc.(b)	64,761

	Total Industrials	3,659,756	1,400	International Rectifier

				Corporation(b)	63,280
Information Technology (15.6%)			2,900	Intersil Corporation	85,869
8,600	3Com Corporation(b)	46,354	1,700	Jack Henry & Associates, Inc.(c)	38,165
5,577	Activision, Inc.(b)	79,138	2,000	KEMET Corporation(b,c)	21,620
1,545	Acxiom Corporation(c)	40,046	2,800	Lam Research Corporation(b)	136,864
1,390	ADTRAN, Inc.	34,945	3,000	Lattice Semiconductor
400	Advent Software, Inc.(b,c)	14,080		Corporation(b,c)	19,950
1,300	Alliance Data Systems		1,000	Macrovision Corporation(b,c)	22,900
	Corporation(b)	71,500	3,395	McAfee, Inc.(b)	88,576
1,800	Amphenol Corporation	104,040	3,800	McDATA Corporation(b,c)	18,354
600	Anteon International		3,300	MEMC Electronic Materials, Inc.(b)	133,980
	Corporation(b)	32,790	1,750	Mentor Graphics Corporation(b)	22,978
2,425	Arrow Electronics, Inc.(b)	87,785	1,500	Micrel, Inc.(b,c)	19,260
9,290	Atmel Corporation(b,c)	48,680	4,360	Microchip Technology, Inc.	162,454

The accompanying notes to the financial statements are an integral part of this schedule.

113

Mid Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Information Technology — continued			1,110	Sensient Technologies Corporation	$22,810
1,700	MoneyGram International, Inc.	$57,630	1,975	Sonoco Products Company	61,857
2,125	MPS Group, Inc.(b)	33,915	900	Steel Dynamics, Inc.	56,196
1,050	National Instruments Corporation	33,254	2,100	Valspar Corporation	59,430
900	Newport Corporation(b,c)	17,280	1,400	Worthington Industries, Inc.(c)	27,650

900	Plantronics, Inc.	33,750		Total Materials	1,093,152

900	Plexus Corporation(b)	39,204
1,790	Polycom, Inc.(b)	39,380	Telecommunications Services (0.4%)
2,200	Powerwave Technologies, Inc.(b,c)	24,530	5,660	Cincinnati Bell, Inc.(b)	23,772
1,155	Reynolds and Reynolds Company	34,350	2,135	Telephone and Data Systems, Inc.	83,692

4,100	RF Micro Devices, Inc.(b,c)	38,130		Total Telecommunications
1,500	RSA Security, Inc.(b,c)	31,410		Services	107,464

1,600	Semtech Corporation(b)	30,000
900	Silicon Laboratories, Inc.(b)	41,949	Utilities (7.3%)
700	SRA International, Inc.(b,c)	22,414	1,585	AGL Resources, Inc.	56,077
1,900	Sybase, Inc.(b)	41,363	2,375	Alliant Energy Corporation	75,905
2,900	Synopsys, Inc.(b)	63,307	2,600	Aqua America, Inc.(c)	62,140
1,245	Tech Data Corporation(b)	45,716	9,295	Aquila, Inc.(b,c)	40,247
685	Transaction Systems		670	Black Hills Corporation(c)	24,388
	Architects, Inc.(b)	27,359	2,745	DPL, Inc.	74,582
3,515	TriQuint Semiconductor, Inc.(b,c)	19,086	1,950	Duquesne Light Holdings, Inc.(c)	33,092
2,300	UTStarcom, Inc.(b,c)	15,985	3,065	Energy East Corporation	74,050
3,995	Vishay Intertechnology, Inc.(b)	62,202	2,500	Equitable Resources, Inc.	88,775
4,500	Western Digital Corporation(b)	94,680	1,530	Great Plains Energy, Inc.(c)	43,222
1,700	Wind River Systems, Inc.(b,c)	19,397	1,670	Hawaiian Electric Industries, Inc.(c)	44,873
1,400	Zebra Technologies Corporation(b)	55,566	925	IDACORP, Inc.(c)	31,496

	Total Information		2,500	MDU Resources Group, Inc.	91,875
	Technology	3,857,932	1,870	National Fuel Gas Company	62,178

			3,125	Northeast Utilities Service Company	62,969
Materials (4.4%)			2,330	NSTAR	64,424
1,295	Airgas, Inc.	52,383	1,965	OGE Energy Corporation	59,264
780	Albemarle Corporation	37,300	2,400	ONEOK, Inc.	79,224
1,245	Bowater, Inc.(c)	33,951	4,132	Pepco Holdings, Inc.	95,367
1,375	Cabot Corporation	49,500	1,595	PNM Resources, Inc.(c)	40,369
5,120	Chemtura Corporation	62,464	2,825	Puget Energy, Inc.	58,675
765	Cytec Industries, Inc.	46,260	1,705	Questar Corporation	136,485
990	Ferro Corporation	19,087	2,390	SCANA Corporation	93,545
900	Florida Rock Industries, Inc.	56,133	4,270	Sierra Pacific Resources(b,c)	60,292
900	FMC Corporation	57,204	1,640	Vectren Corporation(c)	43,821
1,040	Glatfelter Company(c)	19,469	1,900	Westar Energy, Inc.	39,786
1,370	Lubrizol Corporation	59,746	1,080	WGL Holdings, Inc.(c)	31,774
4,210	Lyondell Chemical Company	101,461	2,310	Wisconsin Energy Corporation	90,206
905	Martin Marietta Materials, Inc.	96,075	800	WPS Resources Corporation(c)	39,992

470	Minerals Technologies, Inc.(c)	26,893		Total Utilities	1,799,093

1,485	Olin Corporation	30,517

1,200	Packaging Corporation of America	26,976		Total Common Stock
2,715	RPM International, Inc.	49,956		(cost $16,085,182)	23,628,117

900	Scotts Company	39,834

The accompanying notes to the financial statements are an integral part of this schedule.

114

Mid Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.3%)	Rate(d)	Date	Value

5,019,946	Thrivent Financial Securities Lending Trust	4.860%	N/A	$5,019,946

	Total Collateral Held for Securities Loaned
	(cost $5,019,946)			5,019,946

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.3%)	Rate(d)	Date	Value

$98,590	Federal National Mortgage Association(e)	4.753%	8/16/2006	$98,532
970,875	Thrivent Money Market Fund(e)	4.530	N/A	970,875

	Total Short-Term Investments (cost $1,069,465)			1,069,407

	Total Investments (cost $22,174,593) 120.0%			$29,717,470

	Other Assets and Liabilities, Net (20.0%)			(4,939,693)

	Total Net Assets 100.0%			$24,777,777

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 28, 2006, $98,532 of Short-Term Investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $970,875 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

S&P 400 Mini-Futures	13	June 2006	Long	$1,048,580	$1,038,085	$10,495

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$8,051,115
Gross unrealized depreciation	(508,238)

Net unrealized appreciation	$7,542,877
Cost for federal income tax purposes	$22,174,593

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner International Stock Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Australia (2.2%)			France (7.5%)
248,100	AMP, Ltd. (b)	$1,700,301	262,642	Axa SA(b,d)	$9,617,250
122,600	Brambles Industries, Ltd. (b,c)	1,042,091	28,618	Cap Gemini SA(b,d,e)	1,530,604
388,100	Lend Lease Corporation, Ltd. (b)	4,213,282	81,900	Carrefour SA(b,c,d)	4,745,736
491,500	Macquarie Infrastructure Group (b)	1,334,914	27,842	Electricite de France(b,d,e)	1,626,277
33,000	Rio Tinto, Ltd. (b)	1,977,703	5,100	Legrand SA(b,d)	149,281
200,300	Transurban Group(b)	1,004,711	36,398	LVMH Moet Hennessy
				Louis Vuitton SA(b)	3,830,336
	Total Australia	11,273,002	9,009

Austria (1.6%)				Pernod Ricard SA(b)	1,747,385
73,730	Erste Bank der oesterreichischen		51,700	Schneider Electric SA(b)	5,852,419
	Sparkassen AG (b)	4,474,311	18,439	Societe Generale(b)	2,814,518
83,900	Telekom Austria AG (b)	2,057,064	54,938	Societe Television Francaise 1(b)	1,823,684
20,100	Wiener Staedtische Allgemeine		15,197	Total SA(b)	4,194,128
	Versicherung AG(b)	1,287,435
				Total France
	Total Austria	7,818,810
			Germany (6.2%)
10,288	UCB SA (b)	529,262	26,050	Adidas-Salomon AG(b,f)	5,498,571
			83,500	Commerzbank AG(b)	3,462,237
	Total Belgium	529,262	164,200	Deutsche Post AG-REG(b)	4,379,060
			11,400	Fresenius Medical Care AG
				& Company(b)	1,367,661
Bermuda(0.2%)			34,389	Hypo Real Estate Holding AG(b)	2,409,317
98,500	Esprit Holdings, Ltd. (b)	786,395	79,700	Metro AG(b)	4,518,586
			75,800	Praktiker Bau — und
	Total Bermuda	786,395		Heimwerkermaerkte Holding AG(b,d)	2,269,601
			70,100	ProSiebenSat.1 Media AG	1,942,210
Brazil (1.5%)			55,800	Siemens AG(b)	5,282,632
39,100	Companhia Vale do Rio Doce
	SP ADR	1,739,168		Total Germany	31,129,875
7,600	Petroleo Brasileiro SA ADR	751,108
45,590	Petroleo Brasileiro SA ADR	4,052,495	Greece (1.6%)
59,300	Tele Norte Leste Participacoes SA	1,078,074	29,753	Cosmote Mobile
				Telecommunications SA(b)	729,144
	Total Brazil	7,620,845	52,300	Greek Organization of
				Football Prognostics SA(b)	1,924,028
Canada (0.2%)			110,950	Hellenic Telecommunication
26,300	Telus Corporation	1,086,979		Organization SA(b)	2,484,854
			57,110	National Bank of Greece SA(b)	2,834,222
	Total Canada	1,086,979
				Total Greece	7,972,248
Denmark (0.4%)
32,122	Novo Nordisk AS(b)	2,074,443	Hong Kong (0.8%)
			385,700	Swire Pacific, Ltd.(b)	3,945,957
	Total Denmark	2,074,443

				Total Hong Kong	3,945,957
Finland (0.9%)
117,532	Nokia Oyj(b)	2,666,372
126,100	Stora Enso Oyj(b)	1,973,053

	Total Finland	4,639,425

The accompanying notes to the financial statements are an integral part of this schedule.

116

Partner International Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Ireland (0.7%)			564	Resona Holdings, Inc.(b)	$1,915,118
150,500	Anglo Irish Bank Corporation plc(b)	$2,478,256	37,500	Secom Company, Ltd.(b)	2,045,651
22,200	CRH plc(b,d)	815,465	47,000	Sega Sammy Holdings, Inc.(b)	1,869,182

	Total Ireland	3,293,721	41,300	Seven & I Holdings Company, Ltd.(b)	1,600,208

			33,750	Shin-Etsu Chemical Company, Ltd.(b)	1,946,880
Italy (6.7%)			6,200	SMC Corporation(b)	939,847
351,200	Banca Intesa SPA(b)	1,949,811	44,900	Sony Corporation(b)	2,195,460
351,900	Capitalia SPA(b)	3,056,193	375,100	Sumitomo Corporation(b)	5,607,530
236,148	Eni SPA(b)	7,226,886	432	Sumitomo Mitsui Financial
118,208	Mediaset SPA(b)	1,495,989		Group, Inc.(b)	4,736,612
62,300	Mediobanca SPA(b)	1,350,384	563,700	Sumitomo Trust and Banking
272,420	Mediolanum SPA(b)	2,156,263		Company, Ltd.(b)	5,979,716
198,700	Saipem SPA(b)	4,966,272	17,050	T&D Holdings, Inc.(b)	1,308,342
80,300	Toro Assicurazioni SPA(b)	1,647,812	117,300	Takeda Pharmaceutical
1,329,090	UniCredito Italiano SPA(b)	10,011,439		Company, Ltd.(b)	7,173,333

	Total Italy	33,861,049	150,400	Toyota Motor Corporation(b)	8,786,211

			45,500	Ushio, Inc.(b)	1,044,635

Japan (23.0%)				Total Japan	115,645,187

33,600	Aiful Corporation(b)	2,003,753
28,800	Astellas Pharmaceutical, Inc.(b)	1,200,793	Luxembourg (0.6%)
248,700	Bridgestone Corporation(b,d)	6,046,222	172,800	SES Global SA(b)	2,832,581

15,800	Canon, Inc.(b)	1,200,420		Total Luxembourg	2,832,581

29,200	Credit Saison Company, Ltd.(b)	1,532,551
53,000	Dai Nippon Printing Company, Ltd.(b)	949,487	Mexico (1.7%)
16,300	Fanuc, Ltd.(b)	1,540,683	62,500	America Movil SA de CV ADR	2,306,875
120,900	Fuji Photo Film Company, Ltd.(b)	4,108,244	563,500	Grupo Financiero Banorte SA de CV	1,468,893
18,200	Honda Motor Company(b)	1,288,818	43,200	Grupo Televisia SA ADR	915,840
43,700	Hoya Corporation(b)	1,765,096	136,300	Telefonos de Mexico SA de CV ADR	2,997,237
39,200	IBIDEN Company, Ltd.(b)	1,856,585	360,422	Wal-Mart de Mexico SA de CV	1,027,451

35,200	JSR Corporation(b)	1,081,553		Total Mexico	8,716,296

8,400	Keyence Corporation(b)	2,200,583
63,700	Kyocera Corporation(b)	5,955,106	Netherlands (2.4%)
41,400	Leopalace21 Corporation(b)	1,607,881	142,000	ABN AMRO Holding NV(b)	4,222,144
125,100	MARUI Company, Ltd.(b)	2,414,174	136,500	ING Groep NV(b)	5,569,737
147,600	Mitsubishi Corporation(b)	3,564,461	52,154	Royal Numico NV(b,d)	2,364,045

51,000	Mitsubishi Estate Company, Ltd.(b)	1,114,850		Total Netherlands	12,155,926

624	Mitsubishi UFJ Financial
	Group, Inc.(b)	9,755,717	Panama (0.2%)
135,000	Mitsui Fudosan Company, Ltd.(b)	3,023,306	22,700	Carnival Corporation	1,062,814

151,000	Mitsui Trust Holdings, Inc.(b)	2,081,359		Total Panama	1,062,814

15,200	Nidec Corporation(b)	1,172,366
232,900	Nikon Corporation(b)	4,574,363	Portugal (0.9%)
16,300	Nitto Denko Corporation(b)	1,363,741	357,700	Portugal Telecom SGPS SA(b,e)	4,541,427

9,220	ORIX Corporation(b)	2,771,337		Total Portugal	4,541,427

2,884	Rakuten, Inc.(b)	2,323,013

The accompanying notes to the financial statements are an integral part of this schedule.

117

Partner International Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Singapore (2.1%)			Switzerland (8.6%)
742,000	Chartered Semiconductor		29,570	Credit Suisse Group	$1,857,364
	Manufacturing, Ltd.(b,d)	$843,146	7,700	Givaudan SA(b)	6,461,133
232,100	Keppel Corporation, Ltd.(b)	2,251,909	76,450	Holcim, Ltd.(b)	6,413,429
361,800	Singapore Telecommunications,		19,100	Julius Baer Holding, Ltd.(b)	1,829,379
	Ltd.(b,e)	628,029	20,730	Nestle SA(b,e)	6,320,173
664,000	StarHub, Ltd.(b)	940,411	8,226	Nobel Biocare Holding AG(b)	2,025,238
506,500	United Overseas Bank, Ltd.(b)	5,224,232	71,525	Novartis AG(b,e)	4,099,429
110,000	Venture Corporation, Ltd.(b)	940,410	29,400	Swatch Group AG(b)	5,270,297

	Total Singapore	10,828,137	15,800	Swiss Life Holding(b)	3,640,192

			45,273	UBS AG(b)	5,313,379

South Africa (0.6%)				Total Switzerland	43,230,013

67,200	ABSA Group, Ltd.(b)	1,326,173
75,200	Naspers, Ltd.(b)	1,645,218	Taiwan (0.3%)

	Total South Africa	2,971,391	149,000	Hon Hai Precision Industry

				Company, Ltd. (Foxconn)(b)	1,006,630
South Korea (3.6%)			70,300	Taiwan Semiconductor
10,800	Hyundai Motor Company, Ltd.(b)	951,124		Manufacturing Company, Ltd. ADR 736,744

16,760	Kookmin Bank(b)	1,495,364		Total Taiwan	1,743,374

80,800	Kookmin Bank ADR	7,195,240
19,300	KT Freetel Company, Ltd.(b)	641,761	Turkey (0.4%)
56,150	LG Electronics, Inc.(b)	4,638,354	299,550	Turkiye Garanti Bankasi AS(b)	1,236,434
2,330	Lotte Shopping Company, Ltd.	973,304	94,820	Turkiye Is Bankasi (Isbank)(b)	800,016

3,430	Samsung Electronics			Total Turkey	2,036,450

	Company, Ltd.(b)	2,340,879

	Total South Korea	18,236,026	United Kingdom (14.8%)

			262,900	Amvescap plc(b,d)	2,858,486
Spain (3.8%)			129,200	Aviva plc(b,d)	1,878,654
4,582	Acciona SA(b)	788,442	158,184	BP Amoco plc(b,d)	1,933,572
57,900	Antena 3 de Television SA(b)	1,524,883	284,300	Capita Group plc(b,d)	2,419,246
225,700	Banco Bilbao Vizcaya Argentaria SA(b)	4,983,055	15,788	Carnival plc(b)	774,156
40,000	Cintra Concesiones de		499,530	Friends Provident plc(b)	1,779,598
	Infraestructuras de Transporte SA(b)	542,231	308,392	GlaxoSmithKline plc(b,d,e)	8,862,671
30,900	Compania de Distribucion		916,700	Group 4 Securicor plc(b)	3,183,878
	Integral Logista SA(b)	1,832,324	105,800	Johnson Matthey plc(b,d)	2,832,118
81,400	Enagas(b)	1,790,215	1,132,000	Kingfisher plc(b)	4,645,865
152,500	Iberdrola SA(b)	4,966,832	467,100	Lloyds TSB Group plc(b,d)	4,517,429
84,100	Repsol YPF SA(b)	2,510,936	184,900	Marks and Spencer Group plc(b)	1,970,008

	Total Spain	18,938,918	52,200	Next plc(b)	1,532,437

			376,000	Pearson plc(b,d)	5,183,918
Sweden (1.2%)			45,254	Reckitt Benckiser plc	1,648,165
122,000	Assa Abloy AB(b,e)	2,361,997	117,700	Royal Bank of Scotland
127,600	Atlas Copco AB(b,c)	3,773,051		Group plc(b,d)	3,828,062

	Total Sweden	6,135,048	137,899	Royal Dutch Shell plc(b)	4,915,305

			563,100	Signet Group plc(b,d)	1,079,891
			432,500	Unilever plc(b,d)	4,567,433

	The accompanying notes to the financial statements are an integral part of this schedule.

Partner International Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (94.8%)	Value

United Kingdom — continued
3,798,028	Vodafone Group plc(b,d,f)	$8,982,572
413,000	WPP Group plc(b)	5,080,412

	Total United Kingdom	74,473,876

	Total Common Stock
	(cost $366,000,902)	477,511,093

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (0.4%)		Rate(g)	Date	Value

1,811,518	Thrivent Financial Securities Lending Trust		4.860%	N/A	$1,811,518

		Total Collateral Held for Securities Loaned
		(cost $1,811,518)			1,811,518

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (5.0%)		Rate(g)	Date	Value

$10,135,000	Cargill Global Funding plc		4.800%	5/1/2006	$10,132,297
9,723,923	Thrivent Money Market Fund		4.530	N/A	9,723,923
5,415,000	UBS Americas, Inc.		4.820	5/1/2006	5,413,550

		Total Short-Term Investments (at amortized cost)			25,269,770

		Total Investments (cost $393,082,190) 100.2%			$504,592,381

		Other Assets and Liabilities, Net (0.2%)			(866,052)

		Total Net Assets 100.0%			$503,726,329

(a) The categories of investments are shown as a percentage of total net assets.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Non-income producing security.

(e) Denotes investments purchased on a when-issued basis.

(f) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(g) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(h) Miscellaneous footnote:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(i) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$114,518,031
Gross unrealized depreciation	(3,007,840)

Net unrealized appreciation (depreciation)	$111,510,191
Cost for federal income tax purposes	$393,082,190

The accompanying notes to the financial statements are an integral part of this schedule.

119

	Large Cap Growth Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (98.2%)	Value	Shares	Common Stock (98.2%)	Value

Consumer Discretionary (12.4%)			54,300	CVS Corporation	$1,613,796
8,800	Apollo Group, Inc.(b)	$480,832	67,400	PepsiCo, Inc.	3,925,376
25,700	Bed Bath & Beyond, Inc.(b)	985,595	100,289	Procter & Gamble Company	5,837,823
24,262	Best Buy Company, Inc.	1,374,685	20,300	SYSCO Corporation	606,767
21,100	Carnival Corporation	987,902	40,190	Walgreen Company	1,685,167
19,600	Chico’s FAS, Inc.(b)	726,376	32,350	Wal-Mart Stores, Inc.	1,456,720

28,300	Coach, Inc.(b)	934,466		Total Consumer Staples	17,744,907

10,900	DreamWorks Animation
	SKG, Inc.(b)	295,390	Energy (7.1%)
9,850	Federated Department		4,550	Amerada Hess Corporation	651,878
	Stores, Inc.	766,822	5,750	Anadarko Petroleum Corporation	602,715
28,550	Gap, Inc.	516,470	22,050	Baker Hughes, Inc.	1,782,302
8,250	Getty Images, Inc.(b,c)	528,082	15,300	BJ Services Company	582,165
3,350	Harman International		7,400	Complete Production
	Industries, Inc.	294,766		Services, Inc.(b)	195,582
12,550	Harrah’s Entertainment, Inc.	1,024,582	14,200	ConocoPhillips	949,980
62,870	Home Depot, Inc.	2,510,399	5,900	Cooper Cameron Corporation(b)	296,416
24,900	International Game Technology	944,457	7,350	Diamond Offshore Drilling, Inc.(c)	667,160
11,050	J.C. Penney Company, Inc.		12,050	ENSCO International, Inc.	644,554
	(Holding Company)	723,333	8,450	EOG Resources, Inc.	593,444
30,600	Kohl’s Corporation(b)	1,708,704	24,350	Halliburton Company	1,902,952
11,550	Las Vegas Sands Corporation(b,c)	748,556	1	Hugoton Royalty Trust	22
9,500	Lennar Corporation	521,835	7,500	Nabors Industries, Ltd.(b)	279,975
46,750	Lowe’s Companies, Inc.	2,947,588	8,550	Noble Corporation	674,937
16,600	Marriott International, Inc.	1,212,962	5,050	Occidental Petroleum Corporation	518,837
17,100	McDonald’s Corporation	591,147	20,400	Peabody Energy Corporation	1,302,744
19,300	MGM MIRAGE(b,c)	866,570	18,600	Range Resources Corporation(c)	493,458
31,150	News Corporation ADR(c)	567,864	42,060	Schlumberger, Ltd.	2,908,028
13,350	NIKE, Inc.	1,092,564	16,300	Smith International, Inc.	688,349
16,800	Nordstrom, Inc.	643,944	10,850	Transocean, Inc.(b)	879,610
6,700	Omnicom Group, Inc.	603,067	21,250	Valero Energy Corporation	1,375,725
7,350	Pixar, Inc.(b)	472,532	19,350	Weatherford International, Ltd.(b)	1,024,196
62,625	Staples, Inc.	1,653,926	20,500	XTO Energy, Inc.	868,175

50,900	Starbucks Corporation(b)	1,897,043		Total Energy	19,883,204

20,050	Starwood Hotels & Resorts
	Worldwide, Inc.	1,150,469	Financials (11.6%)
41,550	Target Corporation	2,206,305	13,250	AFLAC, Inc.	629,905
35,290	Time Warner, Inc.	614,046	9,050	Allstate Corporation	511,234
28,700	Univision Communications, Inc.(b)	1,024,303	26,400	American Express Company	1,420,584
31,050	Walt Disney Company	868,158	36,850	American International
24,900	XM Satellite Radio Holdings, Inc.(b,c)	503,478		Group, Inc.	2,404,462

	Total Consumer		12,350	Bank of America Corporation	616,512
	Discretionary	34,989,218	4,300	Bear Stearns Companies, Inc.	612,793

			67,050	Charles Schwab Corporation	1,200,195
Consumer Staples (6.3%)			4,950	Chicago Mercantile Exchange
16,650	Altria Group, Inc.	1,218,114		Holdings, Inc.	2,267,100
23,700	Colgate-Palmolive Company	1,401,144	36,546	Citigroup, Inc.	1,825,473

The accompanying notes to the financial statements are an integral part of this schedule.

120

Large Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (98.2%)	Value	Shares	Common Stock (98.2%)	Value

Financials — continued			5,100	Omnicare, Inc.	$289,221
23,550	Countrywide Financial Corporation	$957,543	15,900	Quest Diagnostics, Inc.	886,107
10,550	E*TRADE Financial Corporation(b)	262,484	13,700	Sanofi-Aventis ADR	644,448
14,200	Franklin Resources, Inc.	1,322,304	25,050	Schering-Plough Corporation	483,966
22,150	Goldman Sachs Group, Inc.	3,550,424	45,500	St. Jude Medical, Inc.(b)	1,796,340
13,683	Host Marriott Corporation	287,614	18,350	Stryker Corporation	802,812
21,050	J.P. Morgan Chase & Company	955,249	50,800	Teva Pharmaceutical
7,800	Legg Mason, Inc.	924,144		Industries, Ltd.(c)	2,057,400
10,380	Lehman Brothers Holdings, Inc.	1,568,937	97,450	UnitedHealth Group, Inc.	4,847,163
16,950	Merrill Lynch & Company, Inc.	1,292,607	7,300	Varian Medical Systems, Inc.(b)	382,374
18,900	Moody’s Corporation	1,171,989	18,200	WellPoint, Inc.(b)	1,292,200
17,500	Morgan Stanley	1,125,250	31,860	Wyeth	1,550,626
2,950	Northern Trust Corporation	173,726	20,850	Zimmer Holdings, Inc.(b)	1,311,465

9,050	PNC Financial Services Group, Inc.	646,804		Total Health Care	47,643,859

14,350	Prudential Financial, Inc.	1,121,166
39,050	SLM Corporation	2,064,964	Industrials (9.2%)
13,700	State Street Corporation	894,884	7,100	3M Company	606,553
8,300	T. Rowe Price Group, Inc.	698,777	18,050	Boeing Company	1,506,272
8,450	UBS AG	987,382	11,800	Burlington Northern
10,150	Wachovia Corporation	607,478		Santa Fe Corporation	938,454
10,050	Wells Fargo & Company	690,334	22,300	Caterpillar, Inc.	1,689,002

	Total Financials	32,792,318 9,550		CSX Corporation	654,080

			15,950	Danaher Corporation	1,022,554
Health Care (16.9%)			12,350	Emerson Electric Company	1,049,132
25,700	Aetna, Inc.	989,450	6,850	Expeditors International of
10,150	Alcon, Inc.	1,032,356		Washington, Inc.	586,428
9,800	Allergan, Inc.	1,006,656	7,450	Fastenal Company	348,734
60,450	Amgen, Inc.(b)	4,092,465	13,400	FedEx Corporation	1,542,742
6,450	AstraZeneca plc	355,588	11,600	General Dynamics Corporation	761,192
14,400	Biogen Idec, Inc.(b)	645,840	156,070	General Electric Company	5,398,461
8,850	Biomet, Inc.	329,043	7,450	Illinois Tool Works, Inc.	765,115
9,500	Boston Scientific Corporation(b)	220,780	10,450	ITT Industries, Inc.	587,604
12,450	Cardinal Health, Inc.	838,508	10,900	JB Hunt Transport Services, Inc.(c)	259,747
30,579	Caremark Rx, Inc.(b)	1,392,873	6,400	L-3 Communications Holdings, Inc. 522,880
25,000	Celgene Corporation(b,d)	1,054,000	9,150	Monster Worldwide, Inc.(b)	525,210
11,500	Cytyc Corporation(b)	297,275	6,450	Precision Castparts Corporation	406,221
12,550	Eli Lilly and Company	664,146	10,000	Rockwell Automation, Inc.	724,600
14,100	Fisher Scientific International, Inc.(b)	994,755	27,450	Southwest Airlines Company	445,239
9,900	Forest Laboratories, Inc.(b)	399,762	7,850	Textron, Inc.	706,108
51,000	Genentech, Inc.(b)	4,065,210	16,150	Tyco International, Ltd.	425,552
26,855	Genzyme Corporation(b)	1,642,452	5,200	Union Pacific Corporation	474,292
47,400	Gilead Sciences, Inc.(b)	2,725,500	20,500	United Parcel Service, Inc.	1,661,935
10,450	ImClone Systems, Inc.(b,c)	377,245	39,330	United Technologies Corporation	2,470,317

51,958	Johnson & Johnson	3,045,258		Total Industrials	26,078,424

24,500	Medco Health Solutions, Inc.(b)	1,304,135
56,380	Medtronic, Inc.	2,825,766
17,400	Novartis AG ADR	1,000,674

The accompanying notes to the financial statements are an integral part of this schedule.

121

Large Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (98.2%)	Value	Shares	Common Stock (98.2%)	Value

Information Technology (29.3%)			25,460	Parametric Technology
15,750	Accenture, Ltd.	$457,852		Corporation(b)	$380,372
12,200	ADC Telecommunications, Inc.(b,c)	273,158	40,800	Paychex, Inc.	1,647,912
69,800	Adobe Systems, Inc.(b)	2,736,160	126,000	QUALCOMM, Inc.	6,468,842
11,100	Advanced Micro Devices, Inc.(b)	359,085	14,850	Red Hat, Inc.(b,c)	436,442
7,400	Affiliated Computer Services, Inc.(b)	412,624	5,500	Research in Motion, Ltd.(b)	421,465
14,200	Amdocs, Ltd.(b)	528,240	7,800	SanDisk Corporation(b)	497,874
20,610	Analog Devices, Inc.	781,531	17,800	SAP AG	972,414
57,050	Apple Computer, Inc.(b)	4,015,750	112,300	Sun Microsystems, Inc.(b)	561,500
33,700	Applied Materials, Inc.	604,915	17,700	Symantec Corporation(b)	289,926
14,700	aQuantive, Inc.(b,c)	368,382	10,050	Teradyne, Inc.(b,c)	169,443
24,400	Autodesk, Inc.(b)	1,025,776	65,100	Texas Instruments, Inc.	2,259,621
1,700	Avocent Corporation(b)	45,798	58,150	TIBCO Software, Inc.(b)	501,253
37,000	BEA Systems, Inc.(b)	490,250	8,900	WebEx Communications, Inc.(b,c)	314,615
50,525	Broadcom Corporation(b)	2,077,083	45,050	Xilinx, Inc.	1,246,534
191,350	Cisco Systems, Inc.(b)	4,008,782	138,950	Yahoo!, Inc.(b)	4,554,781

19,500	Citrix Systems, Inc.(b)	778,440		Total Information
19,800	Cognizant Technology			Technology	82,585,496

	Solutions Corporation(b)	1,259,478
24,350	Comverse Technology, Inc.(b)	551,528	Materials (1.6%)
98,150	Corning, Inc.(b)	2,711,884	16,550	Alcoa, Inc.	559,059
60,600	Dell, Inc.(b)	1,587,720	18,950	Monsanto Company	1,580,430
100,000	eBay, Inc.(b)	3,441,000	7,000	Phelps Dodge Corporation	603,330
31,370	Electronic Arts, Inc.(b)	1,781,816	20,700	Praxair, Inc.	1,161,891
153,580	EMC Corporation(b)	2,074,866	22,950	Smurfit-Stone
30,100	First Data Corporation	1,435,469		Container Corporation(b)	297,202
6,250	Fiserv, Inc.(b)	281,750	3,250	Vulcan Materials Company	276,120

20,450	Freescale Semiconductor, Inc.(b)	646,629		Total Materials	4,478,032

15,300	Google, Inc.(b)	6,394,482
48,050	Hewlett-Packard Company	1,560,184	Miscellaneous (1.6%)
94,250	Intel Corporation	1,883,115	31,350	Midcap SPDR Trust(c)	4,591,834

15,450	International Business			Total Miscellaneous	4,591,834

	Machines Corporation	1,272,153
22,350	Juniper Networks, Inc.(b)	413,028	Telecommunications Services (2.2%)
13,700	Marchex, Inc.(b,c)	298,112	6,400	ALLTEL Corporation	411,968
29,250	Marvell Technology Group, Ltd.(b)	1,669,882	44,850	America Movil SA de CV ADR	1,655,414
7,350	MEMC Electronic Materials, Inc.(b)	298,410	30,550	American Tower Corporation(b)	1,042,977
20,600	Microchip Technology, Inc.	767,556	27,300	AT&T, Inc.	715,533
222,800	Microsoft Corporation	5,380,620	15,900	NII Holdings, Inc.(b,c)	952,410
110,850	Motorola, Inc.	2,366,648	60,629	Sprint Nextel Corporation	1,503,599

10,250	M-Systems Flash Disk			Total Telecommunications
	Pioneers, Ltd.(b,c)	353,318		Services	6,281,901

22,600	National Semiconductor

	Corporation	677,548		Total Common Stock
32,400	Network Appliance, Inc.(b)	1,201,068		(cost $265,563,753)	277,069,193

42,915	Nokia Oyj ADR	972,454
110,895	Oracle Corporation(b)	1,617,958

The accompanying notes to the financial statements are an integral part of this schedule.

122

Large Cap Growth Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.3%)	Rate(e)	Date	Value

12,020,867	Thrivent Financial Securities Lending Trust	4.860%	N/A	$12,020,867

	Total Collateral Held for Securities Loaned
	(cost $12,020,867)			12,020,867

		Interest	Maturity
Shares	Short-Term Investments (2.6%)	Rate(e)	Date	Value

7,271,247	Thrivent Money Market Fund	4.530%	N/A	$7,271,247

	Total Short-Term Investments (at amortized cost)			7,271,247

	Total Investments (cost $284,855,867) 105.1%			$296,361,307

	Other Assets and Liabilities, Net (5.1%)			(14,195,343)

	Total Net Assets 100.0%			$282,165,964

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At April 28, 2006, 3,200 shares of Celgene Corporation common stock valued at $134,912 was earmarked to cover call options written as follows:

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Loss

Celgene Corporation	32	$45	May 2006	$(2,080)	$613

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) Miscellaneous footnotes:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(g) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$21,208,693
Gross unrealized depreciation	(9,703,253)

Net unrealized appreciation (depreciation)	$11,505,440
Cost for federal income tax purposes	$284,855,867

The accompanying notes to the financial statements are an integral part of this schedule.

123

	Large Cap Value Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (94.6%)	Value	Shares	Common Stock (94.6%)	Value

Consumer Discretionary (7.4%)			12,900	Occidental Petroleum Corporation	$1,325,346
12,150	CBS Corporation	$309,460	23,000	Transocean, Inc.(b)	1,864,610
51,300	Clear Channel		68,200	Weatherford International, Ltd.(b)	3,609,826

	Communications, Inc.	1,463,589		Total Energy	46,483,149

65,100	Comcast Corporation(b,c)	2,014,845
21,530	Discovery Holding Company(b,c)	320,797	Financials (26.9%)
29,000	Federated Department Stores, Inc.	2,257,650	47,200	ACE, Ltd.	2,621,488
47,500	Home Depot, Inc.	1,896,675	37,600	Allstate Corporation	2,124,024
54,100	J.C. Penney Company, Inc.		60,100	American International Group, Inc.	3,921,525
	(Holding Company)	3,541,386	64,100	Aon Corporation	2,686,431
41,000	Johnson Controls, Inc.	3,343,550	187,180	Bank of America Corporation	9,344,026
222,800	Liberty Media Corporation(b)	1,860,380	38,700	Capital One Financial Corporation	3,352,968
6,275	Live Nation, Inc.(b)	119,225	55,000	Chubb Corporation	2,834,700
135,100	McDonald’s Corporation	4,670,407	53,800	CIT Group, Inc.	2,905,738
39,000	Office Depot, Inc.(b)	1,582,620	218,532	Citigroup, Inc.	10,915,673
351,400	Time Warner, Inc.	6,114,360	29,700	City National Corporation	2,166,912
12,150	Viacom, Inc.(b)	483,934	34,100	Equity Office Properties Trust	1,101,430
145,300	Walt Disney Company	4,062,588	10,800	Everest Re Group, Ltd.	982,800

	Total Consumer		55,840	Federal Home Loan
	Discretionary	34,041,466		Mortgage Corporation	3,409,590

			13,500	Goldman Sachs Group, Inc.	2,163,915
Consumer Staples (8.1%)			28,580	Hartford Financial Services
113,400	Altria Group, Inc.	8,296,344		Group, Inc.	2,627,359
82,600	Archer-Daniels-Midland Company	3,001,684	271,800	J.P. Morgan Chase & Company	12,334,285
119,200	ConAgra Foods, Inc.	2,703,456	22,600	Lehman Brothers Holdings, Inc.	3,415,990
76,800	Estee Lauder Companies, Inc.(c)	2,850,816	73,100	Mellon Financial Corporation	2,750,753
68,700	General Mills, Inc.	3,389,658	108,200	Merrill Lynch & Company, Inc.	8,251,332
95,800	Kellogg Company	4,436,498	61,200	Morgan Stanley	3,935,160
44,810	Kimberly-Clark Corporation	2,622,729	46,100	Northern Trust Corporation	2,714,829
77,700	Kroger Company(b)	1,574,202	19,600	PMI Group, Inc.(c)	904,540
39,500	PepsiCo, Inc.	2,300,480	72,800	PNC Financial Services Group, Inc.	5,203,016
30,800	Reynolds American, Inc.(c)	3,377,220	83,600	Principal Financial Group, Inc.	4,289,516
66,300	Wal-Mart Stores, Inc.	2,985,489	62,400	Prudential Financial, Inc.	4,875,312

	Total Consumer Staples	37,538,576	10,800	Simon Property Group, Inc.	884,304

			144,300	St. Paul Travelers Companies, Inc.	6,353,529
Energy (10.1%)			74,000	U.S. Bancorp	2,326,560
10,700	Anadarko Petroleum Corporation	1,121,574	59,140	Wachovia Corporation	3,539,529
17,250	Apache Corporation	1,225,612	79,162	Washington Mutual, Inc.(c)	3,567,040
12,600	Baker Hughes, Inc.	1,018,458	81,600	Wells Fargo & Company	5,605,104

15,100	BP plc	1,113,172		Total Financials	124,109,378

143,714	Chevron Corporation	8,769,428
123,112	ConocoPhillips	8,236,193	Health Care (8.2%)
17,700	Diamond Offshore Drilling, Inc.(c)	1,606,629	102,400	Abbott Laboratories	4,376,576
24,100	ENSCO International, Inc.	1,289,109	24,000	Aetna, Inc.	924,000
165,100	Exxon Mobil Corporation	10,414,508	55,000	Baxter International, Inc.	2,073,500
18,200	Kerr-McGee Corporation	1,817,452	6,200	Biotech HOLDRS Trust(c)	1,081,900
38,700	Marathon Oil Corporation	3,071,232	9,100	CIGNA Corporation	973,700

The accompanying notes to the financial statements are an integral part of this schedule.

124

Large Cap Value Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (94.6%)	Value	Shares	Common Stock (94.6%)	Value

Health Care — continued			62,850	Hyperion Solutions Corporation(b)	$1,924,467
23,100	Eli Lilly and Company	$1,222,452	103,150	International Business
46,100	Forest Laboratories, Inc.(b)	1,861,518		Machines Corporation	8,493,371
26,000	GlaxoSmithKline plc	1,478,880	201,000	Microsoft Corporation	4,854,150
58,700	HCA, Inc.	2,576,343	81,200	Molex, Inc.	3,014,144
58,660	Johnson & Johnson	3,438,063	98,300	Motorola, Inc.	2,098,705
26,100	Novartis AG ADR	1,501,011	129,650	Nokia Oyj ADR	2,937,869
302,900	Pfizer, Inc.	7,672,457	74,300	Tellabs, Inc.(b)	1,177,655

87,700	Sanofi-Aventis ADR	4,125,408		Total Information
93,000	Wyeth	4,526,310		Technology	43,937,029

	Total Health Care	37,832,118

			Materials (3.6%)
Industrials (13.2%)			74,450	Alcoa, Inc.	2,514,921
27,500	3M Company	2,349,325	90,600	E.I. du Pont de Nemours
77,600	AMR Corporation(b,c)	1,912,064		and Company	3,995,460
52,300	Caterpillar, Inc.	3,961,202	132,140	International Paper Company	4,803,289
15,400	Deere & Company	1,351,812	67,100	MeadWestvaco Corporation	1,913,021
55,100	Emerson Electric Company	4,680,745	57,100	Praxair, Inc.	3,205,023
52,700	Flowserve Corporation(b,c)	3,031,304	3,609	Tronox, Inc.(b)	62,436

172,100	General Electric Company	5,952,939		Total Materials	16,494,150

115,958	Honeywell International, Inc.	4,928,215
73,600	Lockheed Martin Corporation	5,586,240	Telecommunications Services (4.9%)
41,700	Parker-Hannifin Corporation	3,379,785	31,500	ALLTEL Corporation	2,027,655
107,800	Republic Services, Inc.	4,744,278	218,587	AT&T, Inc.	5,729,165
154,500	Steelcase, Inc.(c)	2,892,240	84,920	BellSouth Corporation	2,868,598
19,200	Terex Corporation(b)	1,661,760	200,792	Sprint Nextel Corporation	4,979,642
36,100	Textron, Inc.	3,247,195	207,564	Verizon Communications, Inc.	6,855,839

73,800	Tyco International, Ltd.	1,944,630		Total Telecommunications
52,800	Union Pacific Corporation	4,815,888		Services	22,460,899

74,200	United Technologies Corporation	4,660,502

	Total Industrials	61,100,124	Utilities (2.7%)

			29,570	Dominion Resources, Inc.	2,213,906
Information Technology (9.5%)			31,200	Entergy Corporation	2,182,128
83,600	Accenture, Ltd.	2,430,252	72,100	Exelon Corporation	3,893,400
159,800	Alcatel SA ADR(b,c)	2,304,316	55,900	FirstEnergy Corporation	2,834,689
78,600	Amdocs, Ltd.(b)	2,923,920	39,700	PPL Corporation	1,152,888

116,220	Applied Materials, Inc.	2,086,149		Total Utilities	12,277,011

85,400	Avnet, Inc.(b)	2,233,210

74,700	Citrix Systems, Inc.(b)	2,982,024		Total Common Stock
39,100	Comverse Technology, Inc.(b)	885,615		(cost $352,903,485)	436,273,900

110,600	Hewlett-Packard Company	3,591,182

The accompanying notes to the financial statements are an integral part of this schedule.

125

Large Cap Value Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.9%)	Rate(d)	Date	Value

17,880,262	Thrivent Financial Securities Lending Trust	4.860%	N/A	$17,880,262

	Total Collateral Held for Securities Loaned
	(cost $17,880,262)			17,880,262

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.2%)	Rate(d)	Date	Value

21,033,074	Thrivent Money Market Fund	4.530%	N/A	$21,033,074
$2,930,000	UBS Americas, Inc.	4.820	5/1/2006	2,929,215

	Total Short-Term Investments (at amortized cost)			23,962,289

	Total Investments (cost $394,746,036) 103.7%			$478,116,451

	Other Assets and Liabilities, Net (3.7%)			(17,101,386)

	Total Net Assets 100.0%			$461,015,065

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote:
ADR— American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$88,801,929
Gross unrealized depreciation	(5,431,514)

Net unrealized appreciation (depreciation)	$83,370,415
Cost for federal income tax purposes	$394,746,036

The accompanying notes to the financial statements are an integral part of this schedule.

126

	Large Cap Stock Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value

Consumer Discretionary (9.5%)			230,000	BP plc	$16,955,600
289,200	Best Buy Company, Inc.	$16,386,072	544,451	Chevron Corporation	33,222,400
61,700	Black & Decker Corporation	5,775,737	682,429	ConocoPhillips	45,654,500
565,600	Comcast Corporation(b,c)	17,437,448	102,200	Diamond Offshore Drilling, Inc.(c)	9,276,694
256,166	D.R. Horton, Inc.	7,690,103	77,800	ENSCO International, Inc.	4,161,522
155,200	Fortune Brands, Inc.	12,462,560	1,499,646	Exxon Mobil Corporation	94,597,671
158,000	Harrah’s Entertainment, Inc.	12,899,120	161,200	Halliburton Company	12,597,780
131,900	Hilton Hotels Corporation	3,553,386	11,515	Hugoton Royalty Trust	318,382
1,110,600	Home Depot, Inc.	44,346,258	220,800	Nabors Industries, Ltd.(b,c)	8,242,464
278,200	J.C. Penney Company, Inc.		184,400	National Oilwell Varco, Inc.(b)	12,718,068
	(Holding Company)	18,210,972	102,000	Occidental Petroleum Corporation	10,479,480
357,600	Kohl’s Corporation(b)	19,968,384	186,400	Peabody Energy Corporation	11,903,504
256,900	Lowe’s Companies, Inc.	16,197,545	274,800	Schlumberger, Ltd.	18,999,672
697,500	McDonald’s Corporation	24,112,575	129,100	Smith International, Inc.(c)	5,451,893
191,900	McGraw-Hill Companies, Inc.	10,681,154	194,600	Transocean, Inc.(b)	15,776,222
82,500	NIKE, Inc.	6,751,800	195,800	Valero Energy Corporation	12,676,092
428,300	Nordstrom, Inc.	16,416,739	193,200	XTO Energy, Inc.	8,182,020

196,900	Pulte Homes, Inc.	7,354,215		Total Energy	345,080,029

528,100	Staples, Inc.	13,947,121
445,900	Target Corporation	23,677,290	Financials (20.7%)
1,140,300	Time Warner, Inc.	19,841,220	209,900	Allstate Corporation	11,857,251
220,700	Viacom, Inc.(b)	8,790,481	271,700	American Capital Strategies, Ltd.(c)	9,460,594
792,300	Walt Disney Company	22,152,708	635,200	American Express Company	34,180,112
193,700	Yum! Brands, Inc.	10,010,416	837,852	American International

	Total Consumer			Group, Inc.	54,669,843
	Discretionary	338,663,304	164,780	Ameriprise Financial, Inc.	8,080,811

			164,900	Assurant, Inc.	7,943,233
Consumer Staples (8.8%)			1,314,582	Bank of America Corporation	65,623,933
654,900	Altria Group, Inc.	47,912,484	128,100	Bear Stearns Companies, Inc.	18,255,531
337,500	Coca-Cola Company	14,161,500	169,300	Capital One Financial Corporation	14,668,152
308,700	Colgate-Palmolive Company	18,250,344	328,200	Chubb Corporation	16,915,428
571,100	Constellation Brands, Inc.(b)	14,106,170	266,000	CIT Group, Inc.	14,366,660
127,300	Costco Wholesale Corporation	6,928,939	1,415,748	Citigroup, Inc.	70,716,613
724,800	CVS Corporation	21,541,056	365,100	E*TRADE Financial Corporation(b)	9,083,688
230,400	Dean Foods Company(b)	9,126,144	276,400	Federal Home Loan
256,300	General Mills, Inc.	12,645,842		Mortgage Corporation	16,876,984
233,700	Kraft Foods, Inc.(c)	7,300,788	165,000	Federal National
743,200	PepsiCo, Inc.	43,283,968		Mortgage Association	8,349,000
986,800	Procter & Gamble Company	57,441,628	196,100	Fidelity National Financial, Inc.	8,232,278
118,800	Reynolds American, Inc.(c)	13,026,420	153,200	Franklin Resources, Inc.	14,265,984
220,800	Walgreen Company	9,258,144	168,100	Golden West Financial Corporation	12,081,347
843,400	Wal-Mart Stores, Inc.	37,978,302	238,200	Goldman Sachs Group, Inc.	38,181,078

	Total Consumer Staples	312,961,729	146,800	Hartford Financial Services

				Group, Inc.	13,495,324
Energy (9.7%)			959,084	J.P. Morgan Chase & Company	43,523,232
221,300	Apache Corporation	15,723,365	195,400	Lehman Brothers Holdings, Inc.	29,534,710
214,000	BJ Services Company	8,142,700	155,500	Lincoln National Corporation(c)	9,031,440

The accompanying notes to the financial statements are an integral part of this schedule.

127

Large Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value

Financials — continued			Industrials (12.2%)
115,600	Loews Corporation	$12,270,940	111,200	3M Company	$9,499,816
424,000	Merrill Lynch & Company, Inc.	32,334,240	193,900	Boeing Company	16,180,955
384,500	MetLife, Inc.	20,032,450	263,000	Burlington Northern
79,850	Morgan Stanley	5,134,355		Santa Fe Corporation	20,916,390
276,000	PNC Financial Services		214,800	Canadian National
	Group, Inc.	19,725,720		Railway Company	9,646,668
184,300	Principal Financial Group, Inc.	9,456,433	216,900	Caterpillar, Inc.	16,428,006
287,500	Prudential Financial, Inc.	22,462,375	89,500	Deere & Company	7,856,310
128,300	SAFECO Corporation	6,658,770	298,100	Emerson Electric Company	25,323,595
98,600	Simon Property Group, Inc.	8,073,368	177,500	Fastenal Company(c)	8,308,775
285,800	St. Paul Travelers Companies, Inc.	12,583,774	194,300	FedEx Corporation	22,369,759
203,600	Wachovia Corporation	12,185,460	300,200	General Dynamics Corporation	19,699,124
530,300	Wells Fargo & Company	36,426,307	2,697,300	General Electric Company	93,299,607
120,000	Zions Bancorporation	9,963,600	254,300	Honeywell International, Inc.	10,807,750

	Total Financials	736,701,018	199,500	Illinois Tool Works, Inc.	20,488,650

			353,631	Ingersoll-Rand Company	15,471,356
Health Care (12.8%)			526,300	JB Hunt Transport Services, Inc.(c)	12,541,729
458,900	Abbott Laboratories	19,613,386	132,100	Lockheed Martin Corporation	10,026,390
612,100	Aetna, Inc.	23,565,850	138,700	Manpower, Inc.(c)	9,036,305
579,800	Amgen, Inc.(b)	39,252,460	319,100	Norfolk Southern Corporation	17,231,400
102,600	C.R. Bard, Inc.(c)	7,639,596	137,300	Precision Castparts Corporation	8,647,154
382,200	Caremark Rx, Inc.(b)	17,409,210	153,000	Rockwell Collins, Inc.(c)	8,751,600
130,900	Eli Lilly and Company	6,927,228	805,700	Tyco International, Ltd.	21,230,195
88,200	Genentech, Inc.(b)	7,030,422	120,300	United Parcel Service, Inc.	9,752,721
259,700	Gilead Sciences, Inc.(b)	14,932,750	658,300	United Technologies Corporation	41,347,823

197,300	Henry Schein, Inc.(b,c)	9,198,126		Total Industrials	434,862,078

967,100	Johnson & Johnson	56,681,731
145,400	Laboratory Corporation of		Information Technology (16.8%)
	America Holdings(b,c)	8,302,340	385,700	Accenture, Ltd.(c)	11,212,299
370,000	McKesson Corporation	17,978,300	138,500	Adobe Systems, Inc.(b)	5,429,200
217,200	Medco Health Solutions, Inc.(b)	11,561,556	192,100	Agilent Technologies, Inc.(b)	7,380,482
653,600	Medtronic, Inc.	32,758,432	142,300	Alliance Data
228,000	Novartis AG ADR	13,112,280		Systems Corporation(b,c)	7,826,500
1,661,475	Pfizer, Inc.	42,085,162	185,600	Analog Devices, Inc.	7,037,952
196,800	Sanofi-Aventis ADR(c)	9,257,472	442,600	Apple Computer, Inc.(b)	31,154,614
391,600	St. Jude Medical, Inc.(b)	15,460,368	417,000	Applied Materials, Inc.	7,485,150
422,800	Teva Pharmaceutical		2,210,400	Cisco Systems, Inc.(b)	46,307,880
	Industries, Ltd.(c)	17,123,400	222,000	Citrix Systems, Inc.(b)	8,862,240
466,600	UnitedHealth Group, Inc.	23,208,684	164,100	Cognizant Technology
358,500	WellPoint, Inc.(b)	25,453,500		Solutions Corporation(b)	10,438,401
632,300	Wyeth	30,774,041	472,600	Corning, Inc.(b)	13,057,938
130,500	Zimmer Holdings, Inc.(b)	8,208,450	448,000	Dell, Inc.(b)	11,737,600

	Total Health Care	457,534,744	1,576,300	EMC Corporation(b)	21,295,813

			224,492	First Data Corporation	10,706,023
			272,100	Freescale Semiconductor, Inc.(b)	8,617,407
			63,300	Google, Inc.(b)	26,455,602

The accompanying notes to the financial statements are an integral part of this schedule.

128

Large Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value

Information Technology — continued			Materials (2.4%)
794,100	Hewlett-Packard Company	$25,784,427	186,300	Air Products and Chemicals, Inc.	$12,765,276
1,787,600	Intel Corporation	35,716,248	155,600	Ball Corporation	6,220,888
393,900	International Business		389,400	Dow Chemical Company	15,813,534
	Machines Corporation	32,433,726	173,600	Inco, Ltd.	9,803,192
225,900	Jabil Circuit, Inc.(b)	8,807,841	156,400	Phelps Dodge Corporation	13,480,116
160,200	KLA-Tencor Corporation(c)	7,715,232	356,600	Praxair, Inc.(c)	20,015,958
282,500	Linear Technology Corporation(c)	10,028,750	102,300	Weyerhaeuser Company	7,209,081

128,400	Marvell Technology Group, Ltd.(b,c)	7,330,356		Total Materials	85,308,045

263,500	Microchip Technology, Inc.(c)	9,818,010
3,040,300	Microsoft Corporation	73,423,245	Telecommunications Services (2.2%)
1,068,400	Motorola, Inc.	22,810,340	986,871	AT&T, Inc.	25,865,889
311,500	National Semiconductor		156,700	BellSouth Corporation	5,293,326
	Corporation	9,338,770	1,329,785	Sprint Nextel Corporation	32,978,668
230,800	Network Appliance, Inc.(b,c)	8,555,756	384,700	Verizon Communications, Inc.	12,706,641

805,100	Nokia Oyj ADR	18,243,566		Total Telecommunications
571,300	Oracle Corporation(b)	8,335,267		Services	76,844,524

230,900	Paychex, Inc.	9,326,051
614,600	QUALCOMM, Inc.	31,553,564	Utilities (1.7%)
865,700	Texas Instruments, Inc.	30,048,447	108,000	American Electric Power
460,100	Yahoo!, Inc.(b)	15,082,078		Company, Inc.	3,613,680

	Total Information		184,300	Entergy Corporation	12,889,942
	Technology	599,356,775	200,800	Exelon Corporation	10,843,200

			176,200	PG&E Corporation	7,019,808
			137,600	PPL Corporation	3,995,904
			211,800	Sempra Energy	9,747,036
			260,200	TXU Corporation	12,913,726

				Total Utilities	61,023,296

				Total Common Stock
				(cost $2,539,031,740)	3,448,335,542

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.7%)	Rate(d)	Date	Value

130,818,225	Thrivent Financial Securities Lending Trust	4.860%	N/A	$130,818,225

	Total Collateral Held for Securities Loaned
	(cost $130,818,225)			130,818,225

The accompanying notes to the financial statements are an integral part of this schedule.

129

Large Cap Stock Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.9%)	Rate(d)	Date	Value

$19,060,000	Blue Spice, LLC	4.850%	5/2/2006	$19,052,297
39,670,000	Novartis Finance Corporation	4.800	5/1/2006	39,659,421
15,000,000	Steamboat Funding Corporation	4.880	5/10/2006	14,977,633
30,725,420	Thrivent Money Market Fund	4.530	N/A	30,725,420

	Total Short-Term Investments (at amortized cost)			104,414,771

	Total Investments (cost $2,774,264,736) 103.4%			$3,683,568,538

	Other Assets and Liabilities, Net (3.4%)			(121,082,834)

	Total Net Assets 100.0%			$3,562,485,704

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote:
ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S.
depository bank.

(f) Denotes unrealized appreciation and depreciation

Gross unrealized appreciation	$950,263,358
Gross unrealized depreciation	(40,959,556)

Net unrealized appreciation (depreciation)	$909,303,802
Cost for federal income tax purposes	$2,774,264,736

The accompanying notes to the financial statements are an integral part of this schedule.

130

	Large Cap Index Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Consumer Discretionary (10.1%)			1,000	Jones Apparel Group, Inc.	$34,350
2,400	Amazon.com, Inc.(b,c)	$84,504	600	KB Home	36,942
1,200	Apollo Group, Inc.(b)	65,568	500	Knight-Ridder, Inc.	31,000
1,200	AutoNation, Inc.(b)	27,024	2,800	Kohl’s Corporation(b)	156,352
500	AutoZone, Inc.(b)	46,805	1,400	Leggett & Platt, Inc.	37,142
2,300	Bed Bath & Beyond, Inc.(b)	88,205	1,000	Lennar Corporation	54,930
3,275	Best Buy Company, Inc.	185,562	2,800	Limited Brands, Inc.	71,792
800	Big Lots, Inc.(b)	11,560	900	Liz Claiborne, Inc.	35,145
700	Black & Decker Corporation	65,527	6,100	Lowe’s Companies, Inc.	384,605
800	Brunswick Corporation(c)	31,376	1,200	Marriott International, Inc.	87,684
3,500	Carnival Corporation	163,870	3,000	Mattel, Inc.	48,540
6,150	CBS Corporation	156,640	9,900	McDonald’s Corporation	342,243
900	Centex Corporation	50,040	2,800	McGraw-Hill Companies, Inc.	155,848
1,200	Circuit City Stores, Inc.	34,500	400	Meredith Corporation	19,840
4,100	Clear Channel Communications, Inc.	116,973	1,200	New York Times Company(c)	29,748
3,000	Coach, Inc.(b)	99,060	2,200	Newell Rubbermaid, Inc.(c)	60,324
16,787	Comcast Corporation(b)	519,558	18,900	News Corporation	324,324
600	Cooper Tire & Rubber Company(c)	7,620	1,400	NIKE, Inc.	114,576
2,100	D.R. Horton, Inc.	63,042	1,800	Nordstrom, Inc.	68,994
1,000	Darden Restaurants, Inc.	39,600	2,300	Office Depot, Inc.(b)	93,334
500	Dillard’s, Inc.(c)	13,040	500	OfficeMax, Inc.	19,350
2,400	Dollar General Corporation	41,904	1,500	Omnicom Group, Inc.	135,015
500	Dow Jones & Company, Inc.(c)	18,485	1,600	Pulte Homes, Inc.	59,760
700	E.W. Scripps Company	32,256	1,000	RadioShack Corporation	17,000
2,200	Eastman Kodak Company(c)	59,312	872	Sears Holdings Corporation(b)	125,298
1,300	Family Dollar Stores, Inc.	32,500	800	Sherwin-Williams Company	40,752
2,078	Federated Department Stores, Inc.	161,772	500	Snap-On, Inc.	20,750
14,700	Ford Motor Company(c)	102,165	600	Stanley Works	31,350
1,200	Fortune Brands, Inc.	96,360	5,850	Staples, Inc.	154,498
1,900	Gannett Company, Inc.	104,500	6,100	Starbucks Corporation(b)	227,347
4,600	Gap, Inc.	83,214	1,800	Starwood Hotels & Resorts
4,400	General Motors Corporation(c)	100,672		Worldwide, Inc.	103,284
1,400	Genuine Parts Company	61,110	7,000	Target Corporation	371,700
1,400	Goodyear Tire & Rubber Company(b,c)	19,600	1,200	Tiffany & Company	41,868
2,600	H&R Block, Inc.	59,358	35,550	Time Warner, Inc.	618,570
2,200	Harley-Davidson, Inc.	111,848	3,700	TJX Companies, Inc.	89,281
500	Harman International Industries, Inc.	43,995	2,000	Tribune Company	57,660
1,500	Harrah’s Entertainment, Inc.	122,460	1,800	Univision Communications, Inc.(b)	64,242
1,500	Hasbro, Inc.	29,565	600	VF Corporation	36,714
2,700	Hilton Hotels Corporation	72,738	6,150	Viacom, Inc.(b)	244,954
16,700	Home Depot, Inc.	666,831	15,100	Walt Disney Company	422,196
2,700	International Game Technology	102,411	1,000	Wendy’s International, Inc.	61,780
3,300	Interpublic Group		684	Whirlpool Corporation	61,364
	of Companies, Inc.(b,c)	31,614	2,200	Yum! Brands, Inc.	113,696

1,900	J.C. Penney Company, Inc.			Total Consumer
	(Holding Company)	124,374		Discretionary	9,577,585

1,500	Johnson Controls, Inc.	122,325

The accompanying notes to the financial statements are an integral part of this schedule.

131

Large Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Consumer Staples (9.2%)			Energy (9.9%)
650	Alberto-Culver Company	$29,230	600	Amerada Hess Corporation	$85,962
3,000	Albertson’s, Inc.	75,990	1,745	Anadarko Petroleum Corporation	182,911
16,400	Altria Group, Inc.	1,199,824	2,522	Apache Corporation	179,188
6,200	Anheuser-Busch Companies, Inc.	276,396	2,800	Baker Hughes, Inc.	226,324
5,196	Archer-Daniels-Midland Company	188,823	2,600	BJ Services Company	98,930
3,500	Avon Products, Inc.	114,135	3,000	Chesapeake Energy Corporation(c)	95,040
700	Brown-Forman Corporation	52,150	17,503	Chevron Corporation	1,068,033
1,500	Campbell Soup Company	48,210	12,888	ConocoPhillips	862,207
1,100	Clorox Company	70,598	3,400	Devon Energy Corporation	204,374
16,200	Coca-Cola Company	679,752	5,192	El Paso Corporation	67,029
2,300	Coca-Cola Enterprises, Inc.	44,919	2,000	EOG Resources, Inc.	140,460
4,100	Colgate-Palmolive Company	242,392	48,100	Exxon Mobil Corporation	3,034,149
4,000	ConAgra Foods, Inc.(c)	90,720	4,100	Halliburton Company	320,415
1,600	Constellation Brands, Inc.(b)	39,520	173	Hugoton Royalty Trust	4,779
3,800	Costco Wholesale Corporation	206,834	900	Kerr-McGee Corporation	89,874
6,500	CVS Corporation	193,180	800	Kinder Morgan, Inc.	70,416
1,100	Dean Foods Company(b)	43,571	2,865	Marathon Oil Corporation	227,366
1,000	Estee Lauder Companies, Inc.(c)	37,120	1,400	Murphy Oil Corporation	70,252
2,900	General Mills, Inc.	143,086	2,600	Nabors Industries, Ltd.(b)	97,058
2,700	H.J. Heinz Company	112,077	1,400	National Oilwell Varco, Inc.(b)	96,558
1,400	Hershey Company	74,676	1,100	Noble Corporation	86,834
2,000	Kellogg Company	92,620	3,300	Occidental Petroleum Corporation	339,042
3,700	Kimberly-Clark Corporation	216,561	900	Rowan Companies, Inc.(c)	39,897
5,800	Kroger Company(b)	117,508	9,200	Schlumberger, Ltd.	636,088
1,000	McCormick & Company, Inc.	34,830	1,100	Sunoco, Inc.	89,144
500	Molson Coors Brewing Company(c)	36,930	2,600	Transocean, Inc.(b)	210,782
1,100	Pepsi Bottling Group, Inc.	35,310	5,000	Valero Energy Corporation	323,700
12,990	PepsiCo, Inc.	756,538	2,800	Weatherford International, Ltd.(b)	148,204
25,910	Procter & Gamble Company	1,508,221	4,700	Williams Companies, Inc.	103,071
700	Reynolds American, Inc.(c)	76,755	2,900	XTO Energy, Inc.	122,815

3,500	Safeway, Inc.	87,955		Total Energy	9,320,902

5,900	Sara Lee Corporation	105,433
1,000	SUPERVALU, Inc.	29,010	Financials (21.5%)
4,900	SYSCO Corporation	146,461	2,500	ACE, Ltd.	138,850
2,000	Tyson Foods, Inc.	29,200	3,900	AFLAC, Inc.	185,406
1,200	UST, Inc.(c)	52,716	5,100	Allstate Corporation	288,099
7,900	Walgreen Company	331,247	850	Ambac Financial Group, Inc.(c)	70,006
19,700	Wal-Mart Stores, Inc.	887,091	9,700	American Express Company	521,957
1,000	Whole Foods Market, Inc.	61,380	20,444	American International Group, Inc.	1,333,971
375	William Wrigley Jr. Company(b)	17,681	2,000	Ameriprise Financial, Inc.	98,080
1,500	William Wrigley Jr. Company	70,605	2,700	AmSouth Bancorporation	78,138

	Total Consumer Staples	8,657,255	2,500	Aon Corporation	104,775

			800	Apartment Investment
				& Management Company	35,752

The accompanying notes to the financial statements are an integral part of this schedule.

132

Large Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Financials — continued			7,200	Merrill Lynch & Company, Inc.	$549,072
1,700	Archstone-Smith Trust	$83,096	5,900	MetLife, Inc.	307,390
36,603	Bank of America Corporation	1,827,222	600	MGIC Investment Corporation	42,420
6,000	Bank of New York Company, Inc.	210,900	1,900	Moody’s Corporation	117,819
4,200	BB&T Corporation	180,348	8,400	Morgan Stanley	540,120
900	Bear Stearns Companies, Inc.	128,259	4,300	National City Corporation	158,670
700	Boston Properties, Inc.	61,789	3,700	North Fork Bancorporation, Inc.	111,481
2,300	Capital One Financial Corporation	199,272	1,400	Northern Trust Corporation	82,446
8,100	Charles Schwab Corporation	144,990	1,400	Plum Creek Timber Company, Inc.	50,820
3,000	Chubb Corporation	154,620	2,300	PNC Financial Services Group, Inc.	164,381
1,407	Cincinnati Financial Corporation	59,994	2,300	Principal Financial Group, Inc.	118,013
1,600	CIT Group, Inc.	86,416	1,500	Progressive Corporation	162,795
39,306	Citigroup, Inc.	1,963,335	2,000	ProLogis Trust	100,440
1,200	Comerica, Inc.	68,244	4,000	Prudential Financial, Inc.	312,520
1,100	Compass Bancshares, Inc.	60,456	600	Public Storage, Inc.	46,128
4,800	Countrywide Financial Corporation	195,168	3,701	Regions Financial Corporation	135,124
3,300	E*TRADE Financial Corporation(b)	82,104	900	SAFECO Corporation	46,710
2,900	Equity Office Properties Trust	93,670	1,400	Simon Property Group, Inc.	114,632
2,300	Equity Residential REIT	103,201	3,200	SLM Corporation	169,216
5,500	Federal Home Loan Mortgage		2,900	Sovereign Bancorp, Inc.(c)	64,293
	Corporation	335,830	5,564	St. Paul Travelers Companies, Inc.	244,983
7,600	Federal National Mortgage		2,600	State Street Corporation	169,832
	Association	384,560	3,000	SunTrust Banks, Inc.	231,990
700	Federated Investors, Inc.	24,570	2,400	Synovus Financial Corporation	67,200
4,422	Fifth Third Bancorp	178,737	1,000	T. Rowe Price Group, Inc.	84,190
1,000	First Horizon National Corporation(c) 42,420		900	Torchmark Corporation	54,099
1,200	Franklin Resources, Inc.	111,744	14,118	U.S. Bancorp	443,870
2,900	Genworth Financial, Inc.	96,280	2,400	UnumProvident Corporation(c)	48,744
2,100	Golden West Financial Corporation	150,927	900	Vornado Realty Trust	86,076
3,500	Goldman Sachs Group, Inc.	561,015	12,736	Wachovia Corporation	762,250
2,300	Hartford Financial Services		7,901	Washington Mutual, Inc.(c)	356,019
	Group, Inc.	211,439	13,200	Wells Fargo & Company	906,708
1	Host Marriott Corporation	20	1,400	XL Capital, Ltd.	92,246
2,010	Huntington Bancshares, Inc.	48,542	800	Zions Bancorporation	66,424

27,458	J.P. Morgan Chase & Company	1,246,044		Total Financials	20,317,652

1,700	Janus Capital Group, Inc.	33,082
3,100	KeyCorp	118,482	Health Care (12.1%)
1,600	Kimco Realty Corporation	59,408	12,100	Abbott Laboratories	517,154
1,000	Legg Mason, Inc.	118,480	4,400	Aetna, Inc.	169,400
2,100	Lehman Brothers Holdings, Inc.	317,415	1,200	Allergan, Inc.	123,264
2,243	Lincoln National Corporation(c)	130,295	1,600	AmerisourceBergen Corporation	69,040
1,100	Loews Corporation	116,765	9,136	Amgen, Inc.(b)	618,507
600	M&T Bank Corporation	71,640	1,500	Applera Corporation
4,400	Marsh & McLennan Companies, Inc.	134,948		(Applied Biosystems Group)	43,260
1,700	Marshall & Ilsley Corporation	77,724	800	Barr Pharmaceuticals, Inc.(b)	48,440
1,000	MBIA, Inc.	59,630	500	Bausch & Lomb, Inc.(c)	24,475
3,200	Mellon Financial Corporation	120,416	5,200	Baxter International, Inc.	196,040

The accompanying notes to the financial statements are an integral part of this schedule.

133

Large Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Health Care — continued			10,600	Wyeth	$515,902
1,900	Becton, Dickinson and Company	$119,776	2,040	Zimmer Holdings, Inc.(b)	128,316

2,790	Biogen Idec, Inc.(b)	125,132		Total Health Care	11,430,561

1,975	Biomet, Inc.	73,430
9,236	Boston Scientific Corporation(b)	214,638	Industrials (11.5%)
15,400	Bristol-Myers Squibb Company	390,852	6,000	3M Company	512,580
900	C.R. Bard, Inc.	67,014	1,800	Allied Waste Industries, Inc.(b,c)	25,488
3,400	Cardinal Health, Inc.	228,990	1,400	American Power Conversion
3,600	Caremark Rx, Inc.(b)	163,980		Corporation	31,136
900	CIGNA Corporation	96,300	1,400	American Standard Companies, Inc.	60,942
1,350	Coventry Health Care, Inc.(b)	67,054	900	Avery Dennison Corporation(c)	56,250
8,900	Eli Lilly and Company	470,988	6,400	Boeing Company	534,080
1,200	Express Scripts, Inc.(b)	93,768	3,000	Burlington Northern Santa Fe
1,000	Fisher Scientific International, Inc.(b)	70,550		Corporation	238,590
2,600	Forest Laboratories, Inc.(b)	104,988	5,200	Caterpillar, Inc.	393,848
2,000	Genzyme Corporation(b)	122,320	7,900	Cendant Corporation	137,697
3,700	Gilead Sciences, Inc.(b)	212,750	1,100	Cintas Corporation	46,178
3,200	HCA, Inc.	140,448	700	Cooper Industries, Ltd.	64,015
1,900	Health Management Associates, Inc.	39,349	1,800	CSX Corporation	123,282
1,350	Hospira, Inc.(b)	52,042	400	Cummins, Inc.(c)	41,800
1,200	Humana, Inc.(b)	54,216	1,800	Danaher Corporation	115,398
1,500	IMS Health, Inc.	40,770	1,900	Deere & Company	166,782
23,390	Johnson & Johnson	1,370,888	1,600	Dover Corporation	79,600
1,933	King Pharmaceuticals, Inc.(b)	33,615	1,200	Eaton Corporation	91,980
900	Laboratory Corporation		3,300	Emerson Electric Company	280,335
	of America Holdings(b)	51,390	1,100	Equifax, Inc.	42,394
700	Manor Care, Inc.(c)	30,695	2,400	FedEx Corporation	276,312
2,400	McKesson Corporation	116,616	600	Fluor Corporation	55,746
2,425	Medco Health Solutions, Inc.(b)	129,083	3,000	General Dynamics Corporation	196,860
2,000	MedImmune, Inc.(b)	62,940	82,200	General Electric Company	2,843,298
9,500	Medtronic, Inc.	476,140	1,000	Goodrich Corporation	44,500
17,200	Merck & Company, Inc.	592,024	6,500	Honeywell International, Inc.	276,250
500	Millipore Corporation(b)	36,890	1,700	Illinois Tool Works, Inc.	174,590
1,700	Mylan Laboratories, Inc.	37,128	2,500	Ingersoll-Rand Company	109,375
1,100	Patterson Companies, Inc.(b)	35,838	1,400	ITT Industries, Inc.	78,722
1,000	PerkinElmer, Inc.	21,440	1,000	L-3 Communications Holdings, Inc.	81,700
58,040	Pfizer, Inc.	1,470,153	2,900	Lockheed Martin Corporation	220,110
1,200	Quest Diagnostics, Inc.	66,876	3,300	Masco Corporation	105,270
11,600	Schering-Plough Corporation	224,112	1,000	Monster Worldwide, Inc.(b)	57,400
2,900	St. Jude Medical, Inc.(b)	114,492	500	Navistar International Corporation(b)	13,190
2,400	Stryker Corporation	105,000	3,300	Norfolk Southern Corporation	178,200
3,800	Tenet Healthcare Corporation(b)	31,616	2,734	Northrop Grumman Corporation	182,905
1,300	Thermo Electron Corporation(b)	50,102	1,425	PACCAR, Inc.	102,500
10,700	UnitedHealth Group, Inc.	532,218	900	Pall Corporation	27,162
800	Waters Corporation(b)	36,256	900	Parker-Hannifin Corporation	72,945
900	Watson Pharmaceuticals, Inc.(b)	25,596	1,700	Pitney Bowes, Inc.	71,145
5,300	WellPoint, Inc.(b)	376,300	1,700	R.R. Donnelley & Sons Company	57,273

The accompanying notes to the financial statements are an integral part of this schedule.

134

Large Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Industrials — continued			6,103	First Data Corporation	$291,052
3,600	Raytheon Company	$159,372	1,450	Fiserv, Inc.(b)	65,366
1,400	Robert Half International, Inc.	59,178	3,299	Freescale Semiconductor, Inc.(b)	104,479
1,300	Rockwell Automation, Inc.	94,198	2,000	Gateway, Inc.(b,c)	4,400
1,300	Rockwell Collins, Inc.	74,360	1,600	Google, Inc.(b)	668,704
500	Ryder System, Inc.	26,075	22,241	Hewlett-Packard Company	722,165
5,500	Southwest Airlines Company	89,210	46,400	Intel Corporation	927,072
1,100	Textron, Inc.	98,945	12,300	International Business Machines
15,838	Tyco International, Ltd.	417,331		Corporation	1,012,782
2,000	Union Pacific Corporation	182,420	1,300	Intuit, Inc.(b)	70,421
8,600	United Parcel Service, Inc.	697,202	1,400	Jabil Circuit, Inc.(b)	54,586
8,100	United Technologies Corporation	508,761	13,200	JDS Uniphase Corporation(b,c)	46,068
700	W.W. Grainger, Inc.	53,844	1,600	KLA-Tencor Corporation	77,056
4,300	Waste Management, Inc.	161,078	800	Lexmark International, Inc.(b)	38,960

	Total Industrials	10,889,802	2,500	Linear Technology Corporation	88,750

			3,000	LSI Logic Corporation(b,c)	31,950
Information Technology (15.6%)			35,200	Lucent Technologies, Inc.(b,c)	98,208
914	ADC Telecommunications, Inc.(b,c)	20,464	2,600	Maxim Integrated Products, Inc.	91,676
4,700	Adobe Systems, Inc.(b)	184,240	5,100	Micron Technology, Inc.(b)	86,547
3,800	Advanced Micro Devices, Inc.(b)	122,930	70,100	Microsoft Corporation	1,692,915
1,000	Affiliated Computer Services, Inc.(b)	55,760	1,100	Molex, Inc.	40,832
3,400	Agilent Technologies, Inc.(b)	130,628	19,700	Motorola, Inc.	420,595
2,800	Altera Corporation(b)	61,152	2,600	National Semiconductor Corporation	77,948
2,800	Analog Devices, Inc.	106,176	1,400	NCR Corporation(b)	55,160
1,300	Andrew Corporation(b)	13,754	3,000	Network Appliance, Inc.(b)	111,210
6,800	Apple Computer, Inc.(b)	478,652	3,100	Novell, Inc.(b)	25,482
12,500	Applied Materials, Inc.	224,375	1,000	Novellus Systems, Inc.(b)	24,700
2,400	Applied Micro Circuits Corporation(b,c)	8,808	2,800	NVIDIA Corporation(b)	81,816
1,800	Autodesk, Inc.(b)	75,672	29,691	Oracle Corporation(b)	433,192
4,500	Automatic Data Processing, Inc.	198,360	880	Parametric Technology Corporation(b)	13,147
3,225	Avaya, Inc.(b,c)	38,700	2,600	Paychex, Inc.	105,014
1,700	BMC Software, Inc.(b)	36,618	1,500	PMC-Sierra, Inc.(b)	18,645
3,400	Broadcom Corporation(b)	139,774	1,300	QLogic Corporation(b)	27,053
3,700	CA, Inc.	93,832	13,000	QUALCOMM, Inc.	667,420
4,500	CIENA Corporation(b,c)	18,405	1,000	Sabre Holdings Corporation(c)	23,090
48,500	Cisco Systems, Inc.(b)	1,016,075	1,500	SanDisk Corporation(b)	95,745
1,400	Citrix Systems, Inc.(b)	55,888	4,200	Sanmina-SCI Corporation(b)	21,798
1,500	Computer Sciences Corporation(b)	87,825	7,300	Solectron Corporation(b)	29,200
3,100	Compuware Corporation(b)	23,808	27,300	Sun Microsystems, Inc.(b)	136,500
1,500	Comverse Technology, Inc.(b)	33,975	8,147	Symantec Corporation(b)	133,448
1,200	Convergys Corporation(b)	23,364	1,984	Symbol Technologies, Inc.	21,130
12,200	Corning, Inc.(b)	337,086	600	Tektronix, Inc.	21,192
18,500	Dell, Inc.(b)	484,700	3,500	Tellabs, Inc.(b)	55,475
9,200	eBay, Inc.(b)	316,572	1,600	Teradyne, Inc.(b,c)	26,976
2,300	Electronic Arts, Inc.(b)	130,640	12,600	Texas Instruments, Inc.	437,346
4,100	Electronic Data Systems Corporation(c)	111,028	2,600	Unisys Corporation(b,c)	16,224
18,700	EMC Corporation(b)	252,637	2,000	VeriSign, Inc.(b)	47,040
The accompanying notes to the financial statements are an integral part of this schedule.

135

Large Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (99.3%)	Value	Shares	Common Stock (99.3%)	Value

Information Technology — continued			14,100	BellSouth Corporation	$476,298
7,300	Xerox Corporation(b)	$102,492	1,000	CenturyTel, Inc.	37,700
2,800	Xilinx, Inc.	77,476	2,500	Citizens Communications Company	33,200
9,900	Yahoo!, Inc.(b)	324,522	12,200	Qwest Communications

	Total Information			International, Inc.(b,c)	81,862
	Technology	14,726,923	23,368	Sprint Nextel Corporation	579,526

			23,000	Verizon Communications, Inc.	759,690

Materials (3.1%)				Total Telecommunications
1,700	Air Products and Chemicals, Inc.	116,484		Services	2,968,434

6,800	Alcoa, Inc.	229,704
600	Allegheny Technologies, Inc.	41,604	Utilities (3.2%)
500	Ashland, Inc.	32,910	5,200	AES Corporation(b)	88,244
800	Ball Corporation	31,984	1,300	Allegheny Energy, Inc.(b)	46,319
900	Bemis Company, Inc.	28,314	1,600	Ameren Corporation(c)	80,592
7,583	Dow Chemical Company	307,946	3,100	American Electric Power
7,200	E.I. du Pont de Nemours			Company, Inc.	103,726
	and Company	317,520	2,500	CenterPoint Energy, Inc.(c)	30,050
700	Eastman Chemical Company	38,045	1,800	CMS Energy Corporation(b,c)	23,976
1,500	Ecolab, Inc.	56,700	2,000	Consolidated Edison, Inc.(c)	86,240
1,000	Engelhard Corporation(c)	38,410	1,500	Constellation Energy Group, Inc.	82,380
1,400	Freeport-McMoRan Copper		2,800	Dominion Resources, Inc.	209,636
	& Gold, Inc.	90,412	1,400	DTE Energy Company	57,092
800	Hercules, Inc.(b)	11,368	9,740	Duke Energy Corporation	283,629
700	International Flavors		2,400	Dynegy, Inc.(b,c)	11,928
	& Fragrances, Inc.	24,731	2,500	Edison International, Inc.	101,025
3,800	International Paper Company	138,130	1,700	Entergy Corporation	118,898
800	Louisiana-Pacific Corporation	22,064	5,350	Exelon Corporation	288,900
1,491	MeadWestvaco Corporation	42,508	2,600	FirstEnergy Corporation	131,846
2,084	Monsanto Company	173,806	3,200	FPL Group, Inc.	126,720
3,600	Newmont Mining Corporation	210,096	1,400	KeySpan Corporation	56,532
1,300	Nucor Corporation	141,466	400	Nicor, Inc.(c)	15,844
1,100	Pactiv Corporation(b)	26,774	2,237	NiSource, Inc.	47,223
1,600	Phelps Dodge Corporation	137,904	400	Peoples Energy Corporation(c)	14,532
1,400	PPG Industries, Inc.	93,968	2,700	PG&E Corporation	107,568
2,600	Praxair, Inc.	145,938	800	Pinnacle West Capital Corporation	32,080
1,200	Rohm and Haas Company	60,720	3,000	PPL Corporation	87,120
700	Sealed Air Corporation	37,695	2,027	Progress Energy, Inc.	86,756
600	Sigma-Aldrich Corporation(c)	41,166	1,900	Public Service Enterprise Group, Inc.	119,130
900	Temple-Inland, Inc.	41,796	2,100	Sempra Energy	96,642
800	United States Steel Corporation	54,800	5,900	Southern Company(c)	190,157
700	Vulcan Materials Company	59,472	1,700	TECO Energy, Inc.	27,166
2,000	Weyerhaeuser Company	140,940	3,700	TXU Corporation	183,631

	Total Materials	2,935,375	3,255	Xcel Energy, Inc.	61,324

				Total Utilities	2,996,906

Telecommunications Services (3.1%)

3,100	ALLTEL Corporation	199,547		Total Common Stock
30,546	AT&T, Inc.	800,611		(cost $82,130,431)	93,821,395

The accompanying notes to the financial statements are an integral part of this schedule.

136

Large Cap Index Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.8%)	Rate(d)	Date	Value

2,634,806	Thrivent Financial Securities Lending Trust	4.860%	N/A	$2,634,806

	Total Collateral Held for Securities Loaned
	(cost $2,634,806)			2,634,806

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.7%)	Rate(d)	Date	Value

$250,000	Federal National Mortgage Association(e)	4.753%	8/16/2006	$246,329
405,442	Thrivent Money Market Fund(e)	4.530	N/A	405,442

	Total Short-Term Investments (cost $651,916)			651,771

	Total Investments (cost $85,417,153) 102.8%			$97,107,972

	Other Assets and Liabilities, Net (2.8%)			(2,643,116)

	Total Net Assets 100.0%			$94,464,856

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 28, 2006, $246,329 of Short-Term Investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $405,442 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

S&P 500 Mini Futures	9	June 2006	Long	$592,155	$588,378	$3,777

(f) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$18,262,710
Gross unrealized depreciation	(6,571,891)

Net unrealized appreciation (depreciation)	$11,690,819
Cost for federal income tax purposes	$85,417,153

The accompanying notes to the financial statements are an integral part of this schedule.

137

	Large Cap Index Fund-I
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Discretionary (10.0%)			354	Jones Apparel Group, Inc.	$12,160
800	Amazon.com, Inc.(b,c)	$28,168	200	KB Home	12,314
355	Apollo Group, Inc.(b)	19,397	301	Knight-Ridder, Inc.	18,662
508	AutoNation, Inc. (b)	11,440	958	Kohl’s Corporation(b)	53,495
152	AutoZone, Inc.(b)	14,229	504	Leggett & Platt, Inc.	13,371
757	Bed Bath & Beyond, Inc.(b)	29,031	400	Lennar Corporation	21,972
1,041	Best Buy Company, Inc.	58,983	864	Limited Brands, Inc.	22,153
502	Big Lots, Inc.(b)	7,254	303	Liz Claiborne, Inc.	11,832
301	Black & Decker Corporation	28,177	2,074	Lowe’s Companies, Inc.	130,766
202	Brunswick Corporation(c)	7,922	355	Marriott International, Inc.	25,940
1,165	Carnival Corporation	54,545	1,062	Mattel, Inc.	17,183
2,011	CBS Corporation	51,220	3,285	McDonald’s Corporation	113,562
402	Centex Corporation	22,351	1,008	McGraw-Hill Companies, Inc.	56,105
354	Circuit City Stores, Inc.	10,178	300	Meredith Corporation	14,880
1,315	Clear Channel Communications, Inc.	37,517	554	New York Times Company(c)	13,734
1,000	Coach, Inc.(b)	33,020	756	Newell Rubbermaid, Inc.	20,730
5,716	Comcast Corporation(b)	176,910	6,400	News Corporation	109,824
251	Cooper Tire & Rubber Company(c)	3,188	557	NIKE, Inc.	45,585
700	D.R. Horton, Inc.	21,014	604	Nordstrom, Inc.	23,151
380	Darden Restaurants, Inc.	15,048	707	Office Depot, Inc.(b)	28,690
201	Dillard’s, Inc.(c)	5,242	301	OfficeMax, Inc.	11,649
871	Dollar General Corporation	15,208	503	Omnicom Group, Inc.	45,275
200	Dow Jones & Company, Inc.(c)	7,394	604	Pulte Homes, Inc.	22,559
400	E.W. Scripps Company	18,432	403	RadioShack Corporation	6,851
758	Eastman Kodak Company (c)	20,436	275	Sears Holdings Corporation(b)	39,515
405	Family Dollar Stores, Inc.	10,125	353	Sherwin-Williams Company	17,982
769	Federated Department Stores, Inc.	59,867	200	Snap-On, Inc.	8,300
4,954	Ford Motor Company(c)	34,430	201	Stanley Works	10,502
454	Fortune Brands, Inc.	36,456	1,918	Staples, Inc.	50,654
604	Gannett Company, Inc.	33,220	2,020	Starbucks Corporation(b)	75,285
1,474	Gap, Inc.	26,665	606	Starwood Hotels & Resorts
1,465	General Motors Corporation(c)	33,519		Worldwide, Inc.	34,772
654	Genuine Parts Company	28,547	2,328	Target Corporation	123,617
503	Goodyear Tire & Rubber Company(b,c)	7,042	404	Tiffany & Company	14,096
910	H&R Block, Inc.	20,775	11,986	Time Warner, Inc.	208,556
708	Harley-Davidson, Inc.	35,995	1,216	TJX Companies, Inc.	29,342
200	Harman International Industries, Inc.	17,598	606	Tribune Company	17,471
502	Harrah’s Entertainment, Inc.	40,983	506	Univision Communications, Inc.(b)	18,059
604	Hasbro, Inc.	11,905	302	VF Corporation	18,479
861	Hilton Hotels Corporation	23,195	2,011	Viacom, Inc.(b)	80,098
5,667	Home Depot, Inc.	226,283	5,111	Walt Disney Company	142,904
808	International Game Technology	30,647	402	Wendy’s International, Inc.	24,836
1,060	Interpublic Group of		181	Whirlpool Corporation	16,236
	Companies, Inc.(b)	10,155	659	Yum! Brands, Inc.	34,057
556	J.C. Penney Company, Inc.
	(Holding Company)	36,396		Total Consumer
504	Johnson Controls, Inc.	41,101		Discretionary	3,278,412

The accompanying notes to the financial statements are an integral part of this schedule.

138

Large Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Staples (9.0%)			Energy (9.6%)
301	Alberto-Culver Company	$13,536	151	Amerada Hess Corporation	$21,634
959	Albertson’s, Inc.	24,291	520	Anadarko Petroleum Corporation	54,506
5,509	Altria Group, Inc.	403,038	846	Apache Corporation	60,108
2,025	Anheuser-Busch Companies, Inc.	90,274	908	Baker Hughes, Inc.	73,394
1,738	Archer-Daniels-Midland Company	63,159	910	BJ Services Company	34,626
1,212	Avon Products, Inc.	39,523	1,000	Chesapeake Energy Corporation(c)	31,680
300	Brown-Forman Corporation	22,350	5,914	Chevron Corporation	360,872
660	Campbell Soup Company	21,212	4,380	ConocoPhillips	293,022
405	Clorox Company	25,993	1,212	Devon Energy Corporation	72,853
5,423	Coca-Cola Company	227,549	1,675	El Paso Corporation(c)	21,624
811	Coca-Cola Enterprises, Inc.	15,839	606	EOG Resources, Inc.	42,559
1,365	Colgate-Palmolive Company	80,699	16,305	Exxon Mobil Corporation	1,028,523
1,312	ConAgra Foods, Inc.	29,756	1,362	Halliburton Company	106,440
500	Constellation Brands, Inc.(b)	12,350	56	Hugoton Royalty Trust	1,538
1,261	Costco Wholesale Corporation	68,636	251	Kerr-McGee Corporation	25,065
2,120	CVS Corporation	63,006	453	Kinder Morgan, Inc.	39,873
400	Dean Foods Company(b)	15,844	966	Marathon Oil Corporation	76,662
400	Estee Lauder Companies, Inc.(c)	14,848	500	Murphy Oil Corporation	25,090
860	General Mills, Inc.	42,432	706	Nabors Industries, Ltd.(b)	26,355
859	H.J. Heinz Company	35,657	500	National Oilwell Varco, Inc.(b)	34,485
504	Hershey Company	26,883	404	Noble Corporation	31,892
660	Kellogg Company	30,565	1,061	Occidental Petroleum Corporation	109,007
1,164	Kimberly-Clark Corporation	68,129	401	Rowan Companies, Inc.	17,776
1,872	Kroger Company(b)	37,927	3,130	Schlumberger, Ltd.	216,408
404	McCormick & Company, Inc.	14,071	402	Sunoco, Inc.	32,578
250	Molson Coors Brewing Company	18,465	857	Transocean, Inc.(b)	69,477
508	Pepsi Bottling Group, Inc.	16,307	1,600	Valero Energy Corporation	103,584
4,397	PepsiCo, Inc.	256,081	900	Weatherford International, Ltd.(b)	47,637
8,792	Procter & Gamble Company	511,782	1,563	Williams Companies, Inc.	34,277
202	Reynolds American, Inc.(c)	22,149	933	XTO Energy, Inc.	39,513

1,161	Safeway, Inc.	29,176		Total Energy	3,133,058

2,022	Sara Lee Corporation	36,133
452	SUPERVALU, Inc.	13,113	Financials (21.3%)
1,568	SYSCO Corporation	46,868	857	ACE, Ltd.	47,598
700	Tyson Foods, Inc.	10,220	1,263	AFLAC, Inc.	60,043
503	UST, Inc.	22,097	1,670	Allstate Corporation	94,338
2,629	Walgreen Company	110,234	303	Ambac Financial Group, Inc.	24,955
6,682	Wal-Mart Stores, Inc.	300,890	3,288	American Express Company	176,927
400	Whole Foods Market, Inc.	24,552	6,927	American International Group, Inc. 451,987
126	William Wrigley Jr. Company(b)	5,953	577	Ameriprise Financial, Inc.	28,296
505	William Wrigley Jr. Company	23,770	1,059	AmSouth Bancorporation	30,647

	Total Consumer Staples	2,935,357	807	Aon Corporation	33,821

			453	Apartment Investment &
				Management Company	20,245

The accompanying notes to the financial statements are an integral part of this schedule.

139

Large Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Financials — continued			2,378	Merrill Lynch & Company, Inc.	$181,346
600	Archstone-Smith Trust	$29,328	1,970	MetLife, Inc.	102,637
12,444	Bank of America Corporation	621,204	251	MGIC Investment Corporation	17,746
1,972	Bank of New York Company, Inc.	69,316	706	Moody’s Corporation	43,779
1,412	BB&T Corporation	60,631	2,831	Morgan Stanley	182,033
252	Bear Stearns Companies, Inc.	35,913	1,416	National City Corporation	52,250
400	Boston Properties, Inc.	35,308	1,257	North Fork Bancorporation, Inc.	37,873
805	Capital One Financial Corporation	69,745	504	Northern Trust Corporation	29,681
2,687	Charles Schwab Corporation	48,097	556	Plum Creek Timber Company, Inc.	20,183
1,106	Chubb Corporation	57,003	755	PNC Financial Services Group, Inc.	53,960
650	Cincinnati Financial Corporation	27,716	760	Principal Financial Group, Inc.	38,996
600	CIT Group, Inc.	32,406	506	Progressive Corporation	54,916
13,360	Citigroup, Inc.	667,332	700	ProLogis Trust	35,154
453	Comerica, Inc.	25,762	1,267	Prudential Financial, Inc.	98,991
500	Compass Bancshares, Inc.	27,480	300	Public Storage, Inc.	23,064
1,606	Countrywide Financial Corporation	65,300	1,223	Regions Financial Corporation	44,652
1,100	E*TRADE Financial Corporation(b)	27,368	402	SAFECO Corporation	20,864
1,012	Equity Office Properties Trust	32,688	455	Simon Property Group, Inc.	37,255
758	Equity Residential REIT	34,011	1,062	SLM Corporation	56,159
1,819	Federal Home Loan		1,000	Sovereign Bancorp, Inc.(c)	22,170
	Mortgage Corporation	111,068	1,853	St. Paul Travelers Companies, Inc.	81,588
2,528	Federal National		908	State Street Corporation	59,311
	Mortgage Association	127,917	956	SunTrust Banks, Inc.	73,927
303	Federated Investors, Inc.	10,635	1,008	Synovus Financial Corporation	28,224
1,407	Fifth Third Bancorp(c)	56,871	451	T. Rowe Price Group, Inc.	37,970
354	First Horizon National Corporation(c)	15,017	352	Torchmark Corporation	21,159
455	Franklin Resources, Inc.	42,370	4,769	U.S. Bancorp	149,937
1,000	Genworth Financial, Inc.	33,200	757	UnumProvident Corporation(c)	15,375
706	Golden West Financial Corporation	50,740	400	Vornado Realty Trust	38,256
1,113	Goldman Sachs Group, Inc.	178,403	4,291	Wachovia Corporation	256,816
856	Hartford Financial Services		2,600	Washington Mutual, Inc.	117,156
	Group, Inc.	78,692	4,448	Wells Fargo & Company	305,533
1	Host Marriott Corporation	21	404	XL Capital, Ltd.	26,620
826	Huntington Bancshares, Inc.	19,948	452	Zions Bancorporation	37,530

9,278	J.P. Morgan Chase & Company	421,036		Total Financials	6,953,935

606	Janus Capital Group, Inc.	11,793
1,110	KeyCorp	42,424	Health Care (11.8%)
700	Kimco Realty Corporation	25,991	4,096	Abbott Laboratories	175,063
300	Legg Mason, Inc.	35,544	1,512	Aetna, Inc.	58,212
705	Lehman Brothers Holdings, Inc.	106,561	403	Allergan, Inc.	41,396
739	Lincoln National Corporation(c)	42,925	504	AmerisourceBergen Corporation	21,748
354	Loews Corporation	37,577	3,107	Amgen, Inc.(b)	210,344
200	M&T Bank Corporation	23,880	454	Applera Corporation
1,466	Marsh & McLennan Companies, Inc.	44,962		(Applied Biosystems Group)	13,093
706	Marshall & Ilsley Corporation	32,278	300	Barr Pharmaceuticals, Inc.(b)	18,165
429	MBIA, Inc.	25,581	201	Bausch & Lomb, Inc.(c)	9,839
1,061	Mellon Financial Corporation	39,925	1,669	Baxter International, Inc.	62,921

The accompanying notes to the financial statements are an integral part of this schedule.

140

Large Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Health Care — continued			3,539	Wyeth	$172,243
706	Becton, Dickinson and Company	$44,506	639	Zimmer Holdings, Inc.(b)	40,193

905	Biogen Idec, Inc.(b)	40,589		Total Health Care	3,871,003

644	Biomet, Inc.	23,944
3,044	Boston Scientific Corporation(b)	70,742	Industrials (11.2%)
5,156	Bristol-Myers Squibb Company	130,859	1,924	3M Company	164,367
302	C.R. Bard, Inc.	22,487	554	Allied Waste Industries, Inc.(b)	7,845
1,037	Cardinal Health, Inc.	69,842	405	American Power Conversion
1,200	Caremark Rx, Inc.(b)	54,660		Corporation	9,007
404	CIGNA Corporation	43,228	456	American Standard Companies, Inc.	19,850
450	Coventry Health Care, Inc.(b)	22,352	302	Avery Dennison Corporation	18,875
2,983	Eli Lilly and Company	157,860	2,074	Boeing Company	173,075
400	Express Scripts, Inc.(b)	31,256	958	Burlington Northern Santa Fe
300	Fisher Scientific International, Inc.(b)	21,165		Corporation	76,190
912	Forest Laboratories, Inc.(b)	36,827	1,718	Caterpillar, Inc.	130,121
706	Genzyme Corporation(b)	43,179	2,629	Cendant Corporation	45,823
1,200	Gilead Sciences, Inc.(b)	69,000	405	Cintas Corporation	17,002
1,063	HCA, Inc.	46,655	352	Cooper Industries, Ltd.	32,190
657	Health Management Associates, Inc.	13,606	654	CSX Corporation	44,792
409	Hospira, Inc.(b)	15,767	150	Cummins, Inc.	15,675
454	Humana, Inc.(b)	20,512	604	Danaher Corporation	38,722
554	IMS Health, Inc.	15,058	655	Deere & Company	57,496
7,935	Johnson & Johnson	465,070	554	Dover Corporation	27,562
673	King Pharmaceuticals, Inc.(b)	11,703	404	Eaton Corporation	30,967
400	Laboratory Corporation		1,061	Emerson Electric Company	90,132
	of America Holdings(b)	22,840	503	Equifax, Inc.	19,386
251	Manor Care, Inc.	11,006	807	FedEx Corporation	92,910
856	McKesson Corporation	41,593	202	Fluor Corporation	18,768
841	Medco Health Solutions, Inc.(b)	44,766	1,108	General Dynamics Corporation	72,707
707	MedImmune, Inc.(b)	22,249	27,850	General Electric Company	963,332
3,234	Medtronic, Inc.	162,088	301	Goodrich Corporation	13,394
5,817	Merck & Company, Inc.	200,221	2,224	Honeywell International, Inc.	94,520
150	Millipore Corporation(b)	11,067	507	Illinois Tool Works, Inc.	52,069
600	Mylan Laboratories, Inc.	13,104	808	Ingersoll-Rand Company	35,350
400	Patterson Companies, Inc.(b)	13,032	504	ITT Industries, Inc.	28,340
352	PerkinElmer, Inc.	7,547	300	L-3 Communications Holdings, Inc.	24,510
19,681	Pfizer, Inc.	498,520	862	Lockheed Martin Corporation	65,426
406	Quest Diagnostics, Inc.	22,626	1,061	Masco Corporation	33,846
3,943	Schering-Plough Corporation	76,179	301	Monster Worldwide, Inc.(b)	17,277
1,012	St. Jude Medical, Inc.(b)	39,954	250	Navistar International Corporation(b)	6,595
808	Stryker Corporation	35,350	1,110	Norfolk Southern Corporation	59,940
1,190	Tenet Healthcare Corporation(b)	9,901	846	Northrop Grumman Corporation	56,597
454	Thermo Electron Corporation(b)	17,497	443	PACCAR, Inc.	31,865
3,632	UnitedHealth Group, Inc.	180,656	451	Pall Corporation	13,611
354	Waters Corporation(b)	16,043	352	Parker-Hannifin Corporation	28,530
301	Watson Pharmaceuticals, Inc.(b)	8,560	655	Pitney Bowes, Inc.	27,412
1,720	WellPoint, Inc.(b)	122,120	601	R.R. Donnelley & Sons Company	20,248

The accompanying notes to the financial statements are an integral part of this schedule.

141

Large Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Industrials — continued			1,965	First Data Corporation	$93,711
1,159	Raytheon Company	$51,309	480	Fiserv, Inc.(b)	21,638
405	Robert Half International, Inc.	17,119	1,123	Freescale Semiconductor, Inc.(b)	35,565
454	Rockwell Automation, Inc.	32,897	857	Gateway, Inc.(b,c)	1,885
454	Rockwell Collins, Inc.	25,969	500	Google, Inc.(b)	208,970
200	Ryder System, Inc.	10,430	7,507	Hewlett-Packard Company	243,752
1,895	Southwest Airlines Company	30,737	15,749	Intel Corporation	314,665
402	Textron, Inc.	36,160	4,148	International Business Machines
5,361	Tyco International, Ltd.	141,262		Corporation	341,546
756	Union Pacific Corporation	68,955	455	Intuit, Inc.(b)	24,647
2,884	United Parcel Service, Inc.	233,806	505	Jabil Circuit, Inc.(b)	19,690
2,722	United Technologies Corporation	170,969	4,441	JDS Uniphase Corporation(b)	15,499
352	W.W. Grainger, Inc.	27,076	604	KLA-Tencor Corporation	29,089
1,464	Waste Management, Inc.	54,841	351	Lexmark International, Inc.(b)	17,094

	Total Industrials	3,677,854	857	Linear Technology Corporation	30,424

			1,008	LSI Logic Corporation(b,c)	10,735
Information Technology (15.2%)			11,916	Lucent Technologies, Inc.(b,c)	33,246
338	ADC Telecommunications, Inc.(b,c)	7,568	859	Maxim Integrated Products, Inc.	30,288
1,510	Adobe Systems, Inc.(b)	59,192	1,766	Micron Technology, Inc.(b)	29,969
1,207	Advanced Micro Devices, Inc.(b)	39,046	23,725	Microsoft Corporation	572,959
300	Affiliated Computer Services, Inc.(b)	16,728	567	Molex, Inc.	21,047
1,051	Agilent Technologies, Inc.(b)	40,379	6,651	Motorola, Inc.	141,999
959	Altera Corporation(b)	20,945	808	National Semiconductor Corporation	24,224
910	Analog Devices, Inc.	34,507	502	NCR Corporation(b)	19,779
551	Andrew Corporation(b)	5,830	1,008	Network Appliance, Inc.(b)	37,367
2,220	Apple Computer, Inc.(b)	156,266	1,009	Novell, Inc.(b)	8,294
4,202	Applied Materials, Inc.	75,426	453	Novellus Systems, Inc.(b)	11,189
958	Applied Micro Circuits Corporation(b,c)	3,516	910	NVIDIA Corporation(b)	26,590
604	Autodesk, Inc.(b)	25,392	10,110	Oracle Corporation(b)	147,505
1,465	Automatic Data Processing, Inc.	64,577	482	Parametric Technology Corporation(b)	7,201
1,018	Avaya, Inc.(b)	12,216	885	Paychex, Inc.	35,745
607	BMC Software, Inc.(b)	13,075	704	PMC-Sierra, Inc.(b,c)	8,751
1,132	Broadcom Corporation(b)	46,537	502	QLogic Corporation(b)	10,447
1,165	CA, Inc.	29,544	4,342	QUALCOMM, Inc.	222,918
1,560	CIENA Corporation(b,c)	6,380	489	Sabre Holdings Corporation	11,291
16,414	Cisco Systems, Inc.(b)	343,873	500	SanDisk Corporation(b)	31,915
503	Citrix Systems, Inc.(b)	20,080	1,513	Sanmina-SCI Corporation(b)	7,852
504	Computer Sciences Corporation(b)	29,509	2,372	Solectron Corporation(b)	9,488
959	Compuware Corporation(b)	7,365	9,196	Sun Microsystems, Inc.(b)	45,980
554	Comverse Technology, Inc.(b)	12,548	2,736	Symantec Corporation(b)	44,816
504	Convergys Corporation(b)	9,813	686	Symbol Technologies, Inc.	7,306
4,133	Corning, Inc.(b)	114,195	401	Tektronix, Inc.	14,163
6,276	Dell, Inc.(b)	164,431	1,160	Tellabs, Inc.(b)	18,386
3,032	eBay, Inc.(b)	104,331	654	Teradyne, Inc.(b)	11,026
808	Electronic Arts, Inc.(b)	45,894	4,198	Texas Instruments, Inc.	145,713
1,312	Electronic Data Systems Corporation	35,529	957	Unisys Corporation(b)	5,972
6,315	EMC Corporation(b)	85,316	700	VeriSign, Inc.(b,c)	16,464

The accompanying notes to the financial statements are an integral part of this schedule.

142

Large Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Information Technology — continued			4,754	BellSouth Corporation	$160,590
2,471	Xerox Corporation(b)	$34,693	304	CenturyTel, Inc.	11,461
906	Xilinx, Inc.	25,069	907	Citizens Communications Company	12,045
3,328	Yahoo!, Inc.(b)	109,092	4,136	Qwest Communications

	Total Information			International, Inc.(b,c)	27,753
	Technology	4,967,662	7,941	Sprint Nextel Corporation	196,937

			7,774	Verizon Communications, Inc.	256,775

Materials (3.1%)				Total Telecommunications
556	Air Products and Chemicals, Inc.	38,097		Services	997,755

2,286	Alcoa, Inc.	77,221
151	Allegheny Technologies, Inc.	10,470	Utilities (3.2%)
251	Ashland, Inc.	16,521	1,664	AES Corporation(b)	28,238
302	Ball Corporation	12,074	352	Allegheny Energy, Inc.(b)	12,542
302	Bemis Company, Inc.	9,501	603	Ameren Corporation	30,373
2,518	Dow Chemical Company	102,256	1,029	American Electric Power
2,429	E.I. du Pont de Nemours			Company, Inc.	34,430
	and Company	107,119	806	CenterPoint Energy, Inc.(c)	9,688
201	Eastman Chemical Company	10,924	602	CMS Energy Corporation(b,c)	8,019
604	Ecolab, Inc.	22,831	757	Consolidated Edison, Inc.(c)	32,642
352	Engelhard Corporation(c)	13,520	503	Constellation Energy Group, Inc.	27,625
503	Freeport-McMoRan		929	Dominion Resources, Inc.	69,554
	Copper & Gold, Inc.	32,484	503	DTE Energy Company	20,512
452	Hercules, Inc.(b)	6,423	3,264	Duke Energy Corporation	95,048
351	International Flavors &		909	Dynegy, Inc.(b,c)	4,518
	Fragrances, Inc.	12,401	858	Edison International, Inc.	34,672
1,319	International Paper Company	47,946	606	Entergy Corporation	42,384
451	Louisiana-Pacific Corporation	12,439	1,764	Exelon Corporation	95,256
596	MeadWestvaco Corporation	16,992	858	FirstEnergy Corporation	43,509
623	Monsanto Company	51,958	1,106	FPL Group, Inc.	43,798
1,160	Newmont Mining Corporation	67,698	654	KeySpan Corporation	26,409
402	Nucor Corporation	43,746	150	Nicor, Inc.(c)	5,942
454	Pactiv Corporation(b)	11,050	875	NiSource, Inc.	18,471
602	Phelps Dodge Corporation	51,886	150	Peoples Energy Corporation(c)	5,450
504	PPG Industries, Inc.	33,828	960	PG&E Corporation	38,246
908	Praxair, Inc.	50,966	301	Pinnacle West Capital Corporation	12,070
306	Rohm and Haas Company	15,484	1,006	PPL Corporation	29,214
201	Sealed Air Corporation	10,824	682	Progress Energy, Inc.	29,190
251	Sigma-Aldrich Corporation	17,221	706	Public Service Enterprise Group, Inc.	44,266
302	Temple-Inland, Inc.	14,025	759	Sempra Energy	34,929
351	United States Steel Corporation	24,044	1,970	Southern Company	63,493
251	Vulcan Materials Company	21,325	604	TECO Energy, Inc.	9,652
705	Weyerhaeuser Company	49,681	1,214	TXU Corporation	60,251

	Total Materials	1,012,955	1,114	Xcel Energy, Inc.(c)	20,988

				Total Utilities	1,031,379

Telecommunications Services (3.1%)

957	ALLTEL Corporation	61,602		Total Common Stock
10,324	AT&T, Inc.	270,592		(cost $29,484,306)	31,859,370

The accompanying notes to the financial statements are an integral part of this schedule.

143

Large Cap Index Fund-I
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (1.7%)	Rate(d)	Date	Value

558,373	Thrivent Financial Securities Lending Trust	4.860%	N/A	$558,373

	Total Collateral Held for Securities Loaned
	(cost $558,373)			558,373

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.4%)	Rate(d)	Date	Value

$225,000	Federal National Mortgage Association(e)	4.754%	8/16/2006	$221,696
557,982	Thrivent Money Market Fund(e)	4.530	N/A	557,982

	Total Short-Term Investments (cost $779,808)			779,678

	Total Investments (cost $30,822,487) 101.6%			$33,197,421

	Other Assets and Liabilities, Net (1.6%)			(507,082)

	Total Net Assets 100.0%			$32,690,339

(a) The categories of investments are shown as a percentage of total net assets.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 28, 2006, $221,696 of Short-Term Investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $557,982 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain

S&P 500 Mini Futures	11	June 2006	Long	$723,745	$718,248	$5,497

(t) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$6,107,542
Gross unrealized depreciation	(3,732,608)

Net unrealized appreciation (depreciation)	$2,374,934
Cost for federal income tax purposes	$30,822,487

The accompanying notes to the financial statements are an integral part of this schedule.

144

	Balanced Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Common Stock (64.6%)	Value	Shares	Common Stock (64.6%)	Value

Consumer Discretionary (7.7%)			48,000	CVS Corporation(c)	$1,426,560
25,400	Best Buy Company, Inc.(b)	$1,439,164	9,000	Diageo plc	596,250
3,000	Black & Decker Corporation	280,830	16,500	Elizabeth Arden, Inc.(d)	377,190
14,000	Brunswick Corporation	549,080	12,900	Flowers Foods, Inc.	362,361
27,400	CBS Corporation(c)	697,878	11,900	Hershey Company	634,746
4,800	Centex Corporation	266,880	12,500	Hormel Foods Corporation	419,500
10,600	Children’s Place Retail Stores, Inc.(d,e)	654,868	10,900	Kellogg Company	504,779
27,300	Coldwater Creek, Inc.(d,e)	763,308	10,600	Loews Corporation – Carolina Group	543,144
11,000	D.R. Horton, Inc.	330,220	24,500	Nu Skin Enterprises, Inc.	404,740
15,200	DreamWorks Animation SKG, Inc.(d,e)	411,920	24,800	Pepsi Bottling Group, Inc.	796,080
15,100	DSW, Inc.(d,e)	472,630	42,512	Procter & Gamble Company(b)	2,474,624
18,900	E.W. Scripps Company	870,912	14,300	Reckitt Benckiser plc	520,810
3,600	Fortune Brands, Inc.(b)	289,080	185,600	Revlon, Inc.(d,e)	603,200
10,300	GameStop Corporation(d)	486,160	4,900	Reynolds American, Inc.(e)	537,285
8,600	Gaylord Entertainment Company(d,e)	380,550	13,700	Smithfield Foods, Inc.(d)	368,530
14,800	Genesco, Inc.(d)	611,684	42,400	Wal-Mart Stores, Inc.	1,909,272

57,400	Gentex Corporation	841,484		Total Consumer Staples	18,787,707

25,650	Golf Galaxy, Inc.(d,e)	664,335
37,100	Harley-Davidson, Inc.	1,886,164	Energy (6.6%)
2,700	Harman International Industries, Inc.	237,573	24,200	Apache Corporation(b)	1,719,410
12,200	Harrah’s Entertainment, Inc.	996,008	27,900	Chevron Corporation	1,702,458
47,000	Home Depot, Inc.	1,876,710	24,000	ConocoPhillips	1,605,600
28,700	Kohl’s Corporation(d)	1,602,608	32,600	Denbury Resources, Inc.(d)	1,062,760
8,300	Lamar Advertising Company(d)	456,417	15,000	Dril-Quip, Inc.(d,e)	1,079,700
5,200	Lennar Corporation	285,636	30,400	Energy Partners, Ltd.(d,e)	784,016
40,000	McDonald’s Corporation	1,382,800	17,300	ENSCO International, Inc.	925,377
6,700	Newell Rubbermaid, Inc.	183,714	69,886	Exxon Mobil Corporation	4,408,409
17,400	Nordstrom, Inc.	666,942	19,100	Halliburton Company(c,f)	1,492,665
7,900	Pulte Homes, Inc.	295,065	52,800	Key Energy Services, Inc.(d)	902,352
24,600	Scientific Games Corporation(d)	937,014	18,000	Occidental Petroleum Corporation	1,849,320
22,500	Shuffle Master, Inc.(d,e)	831,375	13,300	Peabody Energy Corporation(c)	849,338
41,500	Staples, Inc.(b)	1,096,015	36,850	Range Resources Corporation	977,630
32,300	Target Corporation	1,715,130	7,500	SA ADR(e)	1,035,150
25,700	Texas Roadhouse, Inc.(d,e)	388,070	21,100	Transocean, Inc.(b,c,d)	1,710,577
35,800	ValueVision Media, Inc.(d,e)	447,500	23,100	Valero Energy Corporation	1,495,494
37,200	Viacom, Inc.(c,d)	1,481,676	23,400	Weatherford International, Ltd.(c,d)	1,238,562

89,600	Walt Disney Company(c,f)	2,505,216		Total Energy	24,838,818

	Total Consumer
	Discretionary	29,282,616	Financials (13.5%)

			6,300	ACE, Ltd.	349,902
Consumer Staples (5.0%)			9,700	AFLAC, Inc.(b)	461,138
13,400	Alberto-Culver Company(c)	602,598	12,800	Allstate Corporation	723,072
39,400	Altria Group, Inc.(b,c)	2,882,504	2,400	AMB Property Corporation	119,976
11,800	Cadbury Schweppes plc(e)	471,528	2,000	Ambac Financial Group, Inc.	164,720
19,800	Colgate-Palmolive Company	1,170,576	24,400	American Express Company	1,312,964
28,900	Constellation Brands, Inc.(d)	713,830	7,000	American Financial Realty Trust	79,660
16,700	Corn Products International, Inc.	467,600

The accompanying notes to the financial statements are an integral part of this schedule.

145

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (64.6%)	Value	Shares	Common Stock (64.6%)	Value

Financials — continued			2,600	Loews Corporation	$275,990
52,262	American International		2,500	Mack-Cali Realty Corporation	113,050
	Group, Inc.(b,c)	$3,410,096	10,800	Marsh & McLennan
2,600	AmeriCredit Corporation(d)	78,728		Companies, Inc.	331,236
4,900	Ameriprise Financial, Inc.	240,296	2,700	MBIA, Inc.	161,001
6,100	Aon Corporation(c)	255,651	8,100	Mellon Financial Corporation	304,803
2,600	Apartment Investment &		2	Mercantile Bank Corporation	69
	Management Company	116,194	18,500	Merrill Lynch & Company, Inc.	1,410,810
2,700	Archstone-Smith Trust	131,976	14,000	MetLife, Inc.(b)	729,400
29,000	Associated Banc-Corp(f)	980,780	2,200	Mills Corporation	70,202
94,500	Bank of America Corporation(c)	4,717,441	4,900	Moody’s Corporation	303,849
15,200	Bank of New York Company, Inc.(c)	534,280	21,000	Morgan Stanley(c)	1,350,300
2,300	Bear Stearns Companies, Inc.	327,773	2,700	New Century Financial
5,800	Capital One Financial Corporation(c)	502,512		Corporation(e)	138,294
3,063	CapitalSource, Inc.(e)	71,987	4,500	New Plan Excel Realty Trust, Inc.(e)	110,925
48,600	Cardinal Financial Corporation(e)	574,452	55,100	Nexity Financial Corporation(d)	691,505
42,400	Center Financial Corporation(e)	946,368	3,600	Northern Trust Corporation	212,004
19,400	Charles Schwab Corporation	347,260	100	Parkway Properties, Inc.(e)	3,960
7,600	Chubb Corporation	391,704	15,200	Pinnacle Financial Partners, Inc.(d,e)	435,632
3,600	Cincinnati Financial Corporation	153,504	3,200	Plum Creek Timber Company, Inc.	116,160
3,800	CIT Group, Inc.	205,238	27,200	PMI Group, Inc.	1,255,280
78,945	Citigroup, Inc.(c)	3,943,303	24,300	PNC Financial Services Group, Inc.	1,736,721
17,800	City National Corporation(b,c)	1,298,688	5,400	Principal Financial Group, Inc.	277,074
1,800	Developers Diversified		3,800	Progressive Corporation	412,414
	Realty Corporation	95,760	3,200	ProLogis Trust	160,704
7,600	E*TRADE Financial Corporation(d)	189,088	9,400	Prudential Financial, Inc.(b)	734,422
300	Entertainment Properties Trust	12,261	1,800	Public Storage, Inc.	138,384
3,500	Equity Office Properties Trust	113,050	3,100	Rayonier, Inc. REIT	127,596
4,700	Equity Residential REIT	210,889	2,400	SAFECO Corporation	124,560
1,300	Essex Property Trust, Inc.	141,830	2,000	Shurgard Storage Centers, Inc.	125,960
1,600	Everest Re Group, Ltd.	145,600	3,500	Simon Property Group, Inc.	286,580
28,000	Federal Home Loan		8,000	SLM Corporation	423,040
	Mortgage Corporation	1,709,680	100	Sovran Self Storage, Inc.	4,915
3,000	Fidelity National Financial, Inc.	125,940	12,900	St. Paul Travelers Companies, Inc.	567,987
3,000	Franklin Resources, Inc.	279,360	6,200	State Street Corporation	404,984
7,200	Genworth Financial, Inc.	239,040	2,600	T. Rowe Price Group, Inc.	218,894
200	Glenborough Realty Trust, Inc.	4,190	31,000	Texas Capital Bancshares, Inc.(d,e)	714,860
22,100	Golden West Financial		4,800	United Dominion Realty Trust, Inc.	130,512
	Corporation	1,588,327	5,800	UnumProvident Corporation	117,798
9,200	Goldman Sachs Group, Inc.	1,474,668	24,200	Vineyard National Bancorp
6,300	Hartford Financial			Company(e)	675,664
	Services Group, Inc.(b)	579,159	3,000	W.R. Berkley Corporation	112,260
3,500	HCC Insurance Holdings, Inc.	117,215	2,600	Weingarten Realty Investors	102,466
2,700	Hospitality Properties Trust	116,370	39,900	Wells Fargo & Company(b,c)	2,740,731
400	Kilroy Realty Corporation	28,528	3,300	XL Capital, Ltd.(b)	217,437
2,400	Legg Mason, Inc.	284,352	16,200	Zions Bancorporation	1,345,086

5,400	Lehman Brothers Holdings, Inc.	816,210		Total Financials	50,959,786

5,735	Lincoln National Corporation(e)	333,087

The accompanying notes to the financial statements are an integral part of this schedule.

146

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (64.6%)	Value	Shares	Common Stock (64.6%)	Value

Health Care (7.7%)			Industrials (8.1%)
50,700	Abbott Laboratories	$2,166,918	26,400	Adesa, Inc.	$673,464
12,800	Aetna, Inc.(b)	492,800	31,400	AirTran Holdings, Inc.(d)	438,972
400	Amedisys, Inc.(d,e)	13,264	12,700	American Commercial Lines, Inc.(b,d)	684,911
4,400	AmerisourceBergen Corporation	189,860	23,500	American Standard Companies, Inc.	1,022,955
42,400	Amgen, Inc.(d)	2,870,480	15,500	Burlington Northern
26,900	Aspect Medical Systems, Inc.(d,e)	765,574		Santa Fe Corporation(c)	1,232,715
9,300	Cardinal Health, Inc.	626,355	9,700	Cooper Industries, Ltd.	887,065
9,500	Caremark Rx, Inc.(c,d)	432,725	15,800	Emerson Electric Company	1,342,210
2,900	CIGNA Corporation	310,300	23,400	Fastenal Company(e)	1,095,354
13,300	Cooper Companies, Inc.	729,106	15,800	GATX Corporation	739,440
1,400	Covance, Inc.(d)	81,690	112,000	General Electric Company	3,874,080
3,300	Coventry Health Care, Inc.(d)	163,911	8,600	Genlyte Group, Inc.(d,e)	592,626
24,500	Cubist Pharmaceuticals, Inc.(d,e)	555,415	15,100	Gol Linhas Aereas Inteligentes
26,600	Cyberonics, Inc.(d,e)	616,854		SA ADR(e)	559,757
28,400	Dexcom, Inc.(d,e)	714,544	13,900	Graco, Inc.	649,825
70,600	Dyax Corporation(d,e)	317,700	10,500	Hub Group, Inc.(d)	516,285
3,100	Express Scripts, Inc.(d)	242,234	12,600	Illinois Tool Works, Inc.	1,294,020
28,500	Forest Laboratories, Inc.(d,f)	1,150,830	52,700	Interline Brands, Inc.(d)	1,412,360
20,300	Genzyme Corporation(d)	1,241,548	22,300	JB Hunt Transport Services, Inc.	531,409
17,700	Gilead Sciences, Inc.(d)	1,017,750	8,100	Kirby Corporation(d)	596,970
9,100	HCA, Inc.	399,399	27,100	Korn/Ferry International(d)	569,100
2,200	Health Net, Inc.(d)	89,540	24,800	Labor Ready, Inc.(d)	655,464
1,700	Henry Schein, Inc.(d)	79,254	25,800	Laidlaw International, Inc.(c)	638,550
3,700	Humana, Inc.(d)	167,166	13,000	Landstar System, Inc.(c)	552,370
38,100	Keryx BioPharmaceuticals, Inc.(d,e)	648,843	9,700	Manitowoc Company, Inc.	481,023
2,600	Laboratory Corporation of		20,300	Norfolk Southern Corporation	1,096,200
	America Holdings(d)	148,460	12,800	Oshkosh Truck Corporation	783,360
6,200	McKesson Corporation	301,258	24,000	Pall Corporation	724,320
6,278	Medco Health Solutions, Inc.(d)	334,178	13,300	Rockwell Automation, Inc.	963,718
37,700	Medtronic, Inc.	1,889,524	10,600	Rockwell Collins, Inc.	606,320
103,000	NeoPharm, Inc.(d,e)	822,970	15,300	Roper Industries, Inc.	726,138
11,100	Neurocrine Biosciences, Inc.(d,e)	636,696	12,400	United Parcel Service, Inc.	1,005,268
25,400	Novartis AG ADR	1,460,754	35,000	United Technologies Corporation(b)	2,198,350
69,400	NuVasive, Inc.(b,d,e)	1,382,448	32,800	URS Corporation(d)	1,412,696

2,400	Omnicare, Inc.	136,104		Total Industrials	30,557,295

2,900	Patterson Companies, Inc.(d)	94,482
100	Psychiatric Solutions, Inc.	3,306	Information Technology (10.7%)
3,300	Quest Diagnostics, Inc.	183,909	21,800	Accenture, Ltd.	633,726
48,500	St. Jude Medical, Inc.(d)	1,914,780	22,300	Adobe Systems, Inc.(d)	874,160
28,840	UnitedHealth Group, Inc.	1,434,502	26,500	Agilent Technologies, Inc.(b,c,d)	1,018,130
37,600	Vertex Pharmaceuticals, Inc.(c,d,e)	1,367,512	51,800	Alcatel SA ADR(d,e)	746,956
14,100	WellPoint, Inc.(d)	1,001,100	16,200	Analog Devices, Inc.	614,304

	Total Health Care	29,196,043	46,600	Apple Computer, Inc.(c,d)	3,280,174

			49,500	Applied Materials, Inc.	888,525
			13,000	Autodesk, Inc.(d)	546,520
			52,600	Avaya, Inc.(d)	631,200

The accompanying notes to the financial statements are an integral part of this schedule.

147

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares	Common Stock (64.6%)	Value	Shares	Common Stock (64.6%)	Value

Information Technology — continued			20,600	Pactiv Corporation(c,d)	$501,404
13,600	Avocent Corporation(d)	$366,384	22,800	Praxair, Inc.	1,279,764
57,600	BEA Systems, Inc.(b,d)	763,200	17,100	Silgan Holdings, Inc.	663,993

44,900	Carrier Access Corporation(d)	349,771		Total Materials	7,917,446

136,000	Cisco Systems, Inc.(c,d)	2,849,200
13,900	Citrix Systems, Inc.(d)	554,888	Telecommunications Services (0.9%)
53,700	ECI Telecom, Ltd.(d)	573,516	16,300	America Movil SA de CV ADR	601,633
73,400	EMC Corporation(d)	991,634	37,200	AT&T, Inc.	975,012
29,900	First Data Corporation(c)	1,425,931	62,649	Sprint Nextel Corporation	1,553,695
16,700	FLIR Systems, Inc.(d,e)	408,315	35,150	Valor Communications Group, Inc.	458,708

21,100	Freescale Semiconductor, Inc.(d)	668,237		Total Telecommunications
3,900	Google, Inc.(d,f)	1,629,966		Services	3,589,048

17,000	Hewitt Associates, Inc.(d)	492,830
34,700	Hyperion Solutions Corporation(d)	1,062,514	Utilities (2.3%)
36,000	Integrated Device Technology, Inc.(d) 547,920		16,900	AES Corporation(d)	286,793
117,400	Intel Corporation(c)	2,345,652	5,500	Ameren Corporation	277,035
19,700	International Business		11,000	American Electric Power
	Machines Corporation(b)	1,622,098		Company, Inc.	368,060
48,500	Interwoven, Inc.(d)	492,275	6,600	Consolidated Edison, Inc.(e)	284,592
69,000	Microsoft Corporation(c)	1,666,350	4,900	Constellation Energy Group, Inc.	269,108
62,600	Motorola, Inc.	1,336,510	9,700	Dominion Resources, Inc.(c)	726,239
23,900	Network Appliance, Inc.(d)	885,973	4,900	DTE Energy Company	199,822
53,000	Nokia Oyj ADR(c)	1,200,980	34,716	Duke Energy Corporation	1,010,930
57,000	Novell, Inc.(d)	468,540	9,000	Edison International, Inc.	363,690
91,900	Oracle Corporation(d)	1,340,821	5,700	Entergy Corporation	398,658
12,900	Progress Software Corporation(d)	355,911	18,300	Exelon Corporation	988,200
26,100	QUALCOMM, Inc.	1,339,974	9,000	FirstEnergy Corporation	456,390
48,600	Sapient Corporation(d,e)	380,538	4,600	KeySpan Corporation	185,748
26,900	Sierra Wireless, Inc.(d,e)	484,469	9,200	PG&E Corporation	366,528
60,300	Symbol Technologies, Inc.	642,195	10,200	PPL Corporation	296,208
33,700	Tellabs, Inc.(d)	534,145	7,100	Progress Energy, Inc.	303,880
67,400	Texas Instruments, Inc.	2,339,454	6,800	Public Service Enterprise Group, Inc. 426,360
69,700	TIBCO Software, Inc.(d)	600,814	2,400	Questar Corporation	192,120
127,200	Vitria Technology, Inc.(d)	393,048	7,100	Sempra Energy	326,742

	Total Information		13,600	TXU Corporation(c)	674,968
	Technology	40,347,748	3,000	Wisconsin Energy Corporation	117,150

			11,500	Xcel Energy, Inc.(c)	216,660

Materials (2.1%)				Total Utilities	8,735,881

12,800	Air Products and Chemicals, Inc.	877,056

23,200	Bemis Company, Inc.	729,872		Total Common Stock
21,400	Dow Chemical Company	869,054		(cost $214,352,013)	244,212,388

14,600	E.I. du Pont de Nemours
	and Company	643,860
8,800	FMC Corporation	559,328
20,000	Freeport-McMoRan
	Copper & Gold, Inc.	1,291,600
11,500	Lubrizol Corporation	501,515

The accompanying notes to the financial statements are an integral part of this schedule.

148

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (39.7%)	Rate	Date	Value

Asset-Backed Securities (8.6%)
$1,000,000	Americredit Automobile Receivables Trust(g)	4.918%	5/6/2006	$1,000,455
1,500,000	Bear Stearns Asset-Backed Securities, Inc.(c,g)	5.199	5/25/2006	1,501,242
1,414,776	Countrywide Asset-Backed Certificates(g)	5.039	5/25/2006	1,414,102
622,470	Countrywide Asset-Backed Certificates(f)	3.903	1/25/2031	618,421
613,125	Countrywide Asset-Backed Certificates(c)	4.905	8/25/2032	610,940
1,150,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	1,145,829
319,177	Credit Based Asset Servicing and Securitization	3.887	10/25/2034	315,872
1,000,000	DaimlerChrysler Master Owner Trust(g)	4.960	5/15/2006	1,000,119
728,089	Encore Credit Receivables Trust(g)	5.109	5/25/2006	728,186
1,028,497	FBR Securitization Trust, LLC(b,g)	5.079	5/25/2006	1,028,550
710,757	First Franklin Mortgage Loan
	Asset-Backed Certificates(g)	5.059	5/25/2006	710,887
1,000,000	First Franklin Mortgage Loan
	Asset-Backed Certificates(g)	5.069	5/05/2006	1,000,000
1,000,000	Fremont Home Loan Trust(g)	5.119	5/25/2006	1,000,213
1,000,000	GE Dealer Floorplan Master Note Trust(g)	4.963	5/20/2006	1,000,236
1,100,000	GMAC Mortgage Corporation Loan Trust(g)	5.049	5/25/2006	1,099,742
708,592	Green Tree Financial Corporation	6.330	11/1/2029	697,851
500,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	486,494
246,027	Long Beach Mortgage Loan Trust(g)	5.069	5/25/2006	246,045
1,345,751	Master Asset-Backed Securities Trust(b,g)	5.039	5/25/2006	1,346,021
990,144	National Collegiate Student Loan Trust(g)	5.019	5/25/2006	990,083
1,000,000	Option One Mortgage Loan Trust(g)	5.119	5/25/2006	1,000,859
968,672	Popular ABS Mortgage Pass-Through Trust(g)	5.069	5/25/2006	968,571
1,252,217	Popular ABS Mortgage Pass-Through Trust(g)	5.089	5/25/2006	1,252,371
500,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	490,624
1,500,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	1,495,298
1,287,190	Residential Asset Securities Corporation(g)	5.039	5/25/2006	1,287,381
951,378	Residential Asset Securities Corporation(g)	5.069	5/25/2006	951,523
1,896,860	Residential Asset Securities Corporation(c)	3.250	5/25/2029	1,888,009
1,500,000	Residential Asset Securities Corporation	4.160	7/25/2030	1,478,856
698,570	SLM Student Loan Trust(g)	5.110	7/25/2006	698,734
912,093	Specialty Underwriting and Residential
	Finance Trust(f,g)	5.079	5/25/2006	912,216
228,211	Structured Asset Investment Loan Trust(g)	5.039	5/25/2006	228,215
1,000,000	Textron Financial Floorplan Master Note Trust(g)	5.000	5/13/2006	1,002,252
840,902	Wachovia Mortgage Loan Trust, LLC(g)	5.069	5/25/2006	840,984

	Total Asset-Backed Securities			32,437,181

Basic Materials (0.1%)
500,000	Precision Castparts Corporation	5.600	12/15/2013	486,372

	Total Basic Materials			486,372

Capital Goods (0.5%)
500,000	Boeing Capital Corporation(e)	6.500	2/15/2012	520,664
270,000	Lockheed Martin Corporation	8.500	12/1/2029	341,633

The accompanying notes to the financial statements are an integral part of this schedule.

149

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (39.7%)	Rate	Date	Value

Capital Goods — continued
$750,000	Oakmont Asset Trust	4.514%	12/22/2008	$725,593
500,000	Textron Financial Corporation	4.600	5/3/2010	482,456

	Total Capital Goods			2,070,346

Commercial Mortgage-Backed Securities (5.9%)
1,300,000	Banc of America Commercial Mortgage, Inc.(b,c)	5.001	9/10/2010	1,275,850
750,000	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	713,916
500,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	488,899
1,413,776	Banc of America Mortgage Securities, Inc.(f)	4.824	9/25/2035	1,382,465
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	955,865
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	4.487	2/11/2041	941,126
361,981	Commercial Mortgage Pass-Through Certificates(g)	5.010	5/15/2006	361,935
1,000,000	First Union National Bank Commercial Mortgage Trust	7.390	12/15/2031	1,056,823
997,621	HomeBanc Mortgage Trust	6.117	4/25/2037	1,002,375
985,131	JP Morgan Alternative Loan Trust	5.804	3/25/2036	985,376
1,000,000	LB-UBS Commercial Mortgage Trust(c,f)	3.086	5/15/2027	957,720
1,296,405	Merrill Lynch Mortgage Investors, Inc.	4.886	6/25/2035	1,272,631
1,250,000	Merrill Lynch Mortgage Trust	4.099	11/15/2010	1,228,266
1,000,000	Merrill Lynch Mortgage Trust	5.440	1/12/2044	968,679
1,416,764	Morgan Stanley Capital I, Inc.(b,c)	6.210	11/15/2031	1,437,639
1,500,000	National Collegiate Student Loan Trust(c,g)	5.029	5/25/2006	1,500,000
846,171	Wachovia Bank Commercial Mortgage Trust(g)	5.010	5/15/2006	846,113
1,404,013	Wachovia Bank Commercial Mortgage Trust(g)	5.110	5/15/2006	1,404,081
1,000,000	Wachovia Bank Commercial Mortgage Trust(b)	4.390	2/15/2036	944,810
1,500,000	Wachovia Bank Commercial Mortgage Trust	4.516	5/15/2044	1,444,874
1,070,027	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	1,023,322

	Total Commercial Mortgage-Backed Securities			22,192,765

Communications Services (0.8%)
375,000	AT&T Broadband Corporation(b,c)	8.375	3/15/2013	419,806
150,000	AT&T Corporation	9.750	11/15/2031	177,743
500,000	British Telecom plc	8.375	12/15/2010	555,456
140,000	New Cingular Wireless Services, Inc.(b)	8.750	3/1/2031	175,980
730,000	Nextel Communications, Inc.	7.375	8/1/2015	762,102
375,000	Nextel Partners, Inc.	8.125	7/1/2011	392,812
500,000	Telecom Italia Capital SA	5.250	11/15/2013	471,482
245,000	Verizon Communications, Inc.	5.550	2/15/2016	233,786

	Total Communications Services			3,189,167

Consumer Cyclical (0.8%)
750,000	Caesars Entertainment, Inc.	8.500	11/15/2006	761,673
375,000	Ford Motor Credit Company	6.625	6/16/2008	352,329
375,000	General Motors Acceptance Corporation	6.875	9/15/2011	351,300
500,000	Home Depot, Inc.	5.400	3/1/2016	486,988
475,000	Nissan Motor Acceptance Corporation	5.625	3/14/2011	470,716
185,000	The May Department Stores Company	6.700	7/15/2034	183,355

	The accompanying notes to the financial statements are an integral part of this schedule.

	150

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (39.7%)	Rate	Date	Value

Consumer Cyclical — continued
$200,000	Viacom, Inc.	5.750%	4/30/2011	$198,612
130,000	Viacom, Inc.	6.250	4/30/2016	128,841

	Total Consumer Cyclical			2,933,814

Consumer Non-Cyclical (0.4%)
275,000	Archer-Daniels-Midland Company	5.375	9/15/2035	242,128
225,000	Fortune Brands, Inc.	5.875	1/15/2036	203,043
500,000	Kraft Foods, Inc.	4.125	11/12/2009	477,411
160,000	WellPoint, Inc.	5.850	1/15/2036	146,962
325,000	Wyeth	6.950	3/15/2011	342,729

	Total Consumer Non-Cyclical			1,412,273

Energy (0.1%)
375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	353,108

	Total Energy			353,108

Financials (4.0%)
150,000	American International Group, Inc.	6.250	5/1/2036	147,674
475,000	Archstone-Smith Trust(e)	5.250	12/1/2010	466,036
375,000	Barnett Capital I	8.060	12/1/2026	394,532
350,000	BNP Paribas SA(c)	5.186	6/29/2015	323,407
400,000	CIT Group, Inc.	7.750	4/2/2012	438,147
375,000	Corestates Capital Trust I	8.000	12/15/2026	393,620
300,000	Countrywide Home Loans, Inc.(e)	4.000	3/22/2011	277,499
1,250,000	Dow Jones CDX	7.375	6/29/2011	1,257,812
555,000	General Electric Capital Corporation	4.375	3/3/2012	522,899
750,000	Goldman Sachs Group, Inc.(e)	5.125	1/15/2015	709,281
265,000	HSBC Holdings plc(h)	6.500	5/2/2036	267,097
500,000	International Lease Finance Corporation(e)	4.875	9/1/2010	485,176
500,000	J.P. Morgan Chase & Company	4.891	9/1/2015	484,044
500,000	J.P. Morgan Chase & Company	5.150	10/1/2015	473,038
500,000	KeyCorp	4.700	5/21/2009	493,056
300,000	Lehman Brothers Holdings, Inc.	5.500	4/4/2016	289,811
570,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	563,980
350,000	Metropolitan Life Global Funding	4.500	5/5/2010	336,578
215,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	210,671
325,000	Montpelier Re Holdings, Ltd.	6.125	8/15/2013	306,826
415,000	Monumental Global Funding II	4.625	3/15/2010	402,054
525,000	ProLogis	5.500	4/1/2012	516,758
375,000	Prudential Financial, Inc.	5.500	3/15/2016	363,531
550,000	RBS Capital Trust I	5.512	9/30/2014	523,074
660,000	Residential Capital Corporation(g)	6.177	7/17/2006	658,894
750,000	Residential Capital Corporation	6.375	6/30/2010	746,818
270,000	Residential Capital Corporation	6.000	2/22/2011	264,475
275,000	Residential Capital Corporation	6.500	4/17/2013	274,092
350,000	Sanwa Bank, Ltd.	7.400	6/15/2011	374,969

	The accompanying notes to the financial statements are an integral part of this schedule.

	151

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (39.7%)	Rate	Date	Value

Financials — continued
$500,000	Simon Property Group, LP	4.600%	6/15/2010	$481,730
275,000	Simon Property Group, LP	5.375	6/1/2011	270,701
510,000	Wachovia Bank NA(e)	4.875	2/1/2015	474,640
495,000	Wachovia Capital Trust III	5.800	3/15/2011	485,287
350,000	Washington Mutual Bank FA	5.125	1/15/2015	329,218
250,000	Westfield Capital	4.375	11/15/2010	237,096

	Total Financials			15,244,521

Mortgage-Backed Securities (10.2%)
9,875,000	Federal National Mortgage Association
	15-Yr. Conventional(h)	5.500	5/1/2021	9,797,856
9,875,000	Federal National Mortgage Association
	30-Yr. Conventional(h)	6.500	5/1/2036	10,041,641
19,250,000	Federal National Mortgage Association
	30-Yr. Conventional(h)	5.500	5/1/2036	18,690,556

	Total Mortgage-Backed Securities			38,530,053

Technology (0.2%)
750,000	Deluxe Corporation(e)	3.500	10/1/2007	717,302

	Total Technology			717,302

U.S. Government (7.2%)

500,000	Federal Home Loan Mortgage Corporation	5.400	2/28/2011	497,152
2,000,000	Federal National Mortgage Association	5.300	2/22/2011	1,979,606
2,000,000	Federal National Mortgage Association(e)	5.500	3/15/2011	2,018,318
355,000	U.S. Treasury Bonds(e)	7.625	2/15/2025	451,627
70,000	U.S. Treasury Bonds(e)	6.125	8/15/2029	77,640
330,000	U.S. Treasury Bonds	5.375	2/15/2031	334,950
450,000	U.S. Treasury Bonds	4.500	2/15/2036	404,402
375,000	U.S. Treasury Notes	4.625	3/31/2008	373,257
110,000	U.S. Treasury Notes(e)	4.500	2/15/2009	108,917
2,520,000	U.S. Treasury Notes(e)	4.250	1/15/2011	2,448,928
975,000	U.S. Treasury Notes(e)	5.000	2/15/2011	979,152
440,000	U.S. Treasury Notes(e)	4.500	2/28/2011	431,956
1,025,000	U.S. Treasury Notes	4.750	3/31/2011	1,016,912
7,500,000	U.S. Treasury Notes(e)	4.875	2/15/2012	7,472,460
800,000	U.S. Treasury Notes	4.375	8/15/2012	774,500
1,465,000	U.S. Treasury Notes(e)	4.000	2/15/2015	1,357,413
4,150,000	U.S. Treasury Notes(b,e)	4.125	5/15/2015	3,873,116
100,000	U.S. Treasury Notes(e)	4.250	8/15/2015	94,027
2,365,000	U.S. Treasury Notes(e)	4.500	11/15/2015	2,263,378
110,000	U.S. Treasury Notes(e)	4.500	2/15/2016	105,205

	Total U.S. Government			27,062,916

	The accompanying notes to the financial statements are an integral part of this schedule.

	152

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (39.7%)	Rate	Date	Value

Utilities (0.9%)
$500,000	Boardwalk Pipelines, LLC	5.500%	2/1/2017	$473,915
450,000	Carolina Power & Light Company	5.125	9/15/2013	431,472
750,000	Duke Capital, LLC	5.668	8/15/2014	731,712
300,000	Exelon Corporation	6.750	5/1/2011	313,101
285,000	FirstEnergy Corporation	7.375	11/15/2031	309,657
608,941	Power Receivables Finance, LLC	6.290	1/1/2012	610,500
250,000	Southern California Gas Company	5.750	11/15/2035	234,357
295,000	Virginia Electric & Power Company	6.000	1/15/2036	274,392

	Total Utilities			3,379,106

	Total Long-Term Fixed Income (cost $152,401,974)			150,008,924

Shares	Preferred Stock (0.1%)			Value

4	Federal National Mortgage Association, Convertible			$380,868

	Total Preferred Stock (cost $365,500)			380,868

		Exercise	Expiration
Contracts	Options on U.S. Treasury Bond Futures (i)	Price	Date	Value

75	U.S. Treasury Bond Futures	$112	5/26/2006	$1,172

	Total Options (cost $72,075)			1,172

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.9%)	Rate (j)	Date	Value

44,995,456	Thrivent Financial Securities Lending Trust	4.860%	N/A	$44,995,456

	Total Collateral Held for Securities Loaned
	(cost $44,995,456)			44,995,456

The accompanying notes to the financial statements are an integral part of this schedule.

153

Balanced Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.0%)	Rate (k)	Date	Value

16,456,636	Thrivent Money Market Fund	4.530%	N/A	$16,456,636
$6,045,000	UBS Americas, Inc.	4.820	5/1/2006	6,043,381

	Total Short-Term Investments (at amortized cost)			22,500,017

	Total Investments (cost $434,687,035) 122.3%			$462,098,825

	Other Assets and Liabilities, Net (22.3%)			(84,289,157)

	Total Net Assets 100.0%			$377,809,668

(a)	The categories of investments are shown as a percentage of total net assets.

(b)	At April 28, 2006, $653,297 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, all or a portion of the denoted securities, valued at $23,677,470, were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr.	120	June 2006	Short	$(12,498,750)	$(12,610,031)	$111,281
U.S. Treasury Bond Futures 10 yr.	15	June 2006	Short	(1,583,672)	(1,611,463)	27,791
U.S. Treasury Bond Futures 20 yr.	80	June 2006	Long	8,547,500	8,848,067	(300,567)

(c)	Designated as cover for long settling trades as discussed in the notes to the financial statements.

(d)	Non-income producing security.

(e)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to the Financial Statements.

(f)	At April 28, 2006, all or a portion of the denoted securities, valued at $7,755,664, were earmarked as collateral to cover purchased options, as indicated above in the schedule.

(g)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(h)	Denotes investments purchased on a when-issued basis.

(i)	The market value of the denoted categories of investments represents less than 0.1% of the total net assets of the Thrivent Balanced Fund.

(j)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(k)	Miscellaneous footnote:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

(l)	Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$35,734,191
Gross unrealized depreciation	(8,322,401)

Net unrealized appreciation (depreciation)	$27,411,790
Cost for federal income tax purposes	$434,687,035

The accompanying notes to the financial statements are an integral part of this schedule.

	High Yield Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Basic Materials (12.2%)
$3,405,000	Abitibi-Consolidated, Inc.(b)	8.550%	8/1/2010	$3,490,125
1,100,000	Ainsworth Lumber Company, Ltd.(b,c)	8.710	6/30/2006	1,100,000
2,440,000	Ainsworth Lumber Company, Ltd.	6.750	3/15/2014	2,080,100
1,720,000	Appleton Papers, Inc.	8.125	6/15/2011	1,771,600
1,840,000	Appleton Papers, Inc.(b)	9.750	6/15/2014	1,858,400
2,560,000	Arch Western Finance, LLC	6.750	7/1/2013	2,534,400
1,655,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	1,820,500
1,750,000	Buckeye Technologies, Inc.(b)	8.000	10/15/2010	1,697,500
1,100,000	Buckeye Technologies, Inc.	8.500	10/1/2013	1,102,750
1,850,000	Cellu Tissue Holdings, Inc.	9.750	3/15/2010	1,850,000
2,560,000	Chaparral Steel Company	10.000	7/15/2013	2,867,200
2,570,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation(d)	Zero Coupon	10/1/2009	2,056,000
2,580,000	Domtar, Inc.(b)	7.125	8/1/2015	2,341,350
2,220,000	Drummond Company, Inc.	7.375	2/15/2016	2,186,700
1,830,000	Equistar Chemicals, LP	10.125	9/1/2008	1,960,388
1,800,000	Equistar Chemicals, LP	10.625	5/1/2011	1,962,000
2,600,000	Georgia-Pacific Corporation	8.125	5/15/2011	2,697,500
630,000	Glatfelter	7.125	5/1/2016	632,494
2,790,000	Graphic Packaging International Corporation(b)	9.500	8/15/2013	2,706,300
2,146,000	Huntsman International, LLC(b)	10.125	7/1/2009	2,183,555
1,830,000	IMCO Recycling, Inc.	10.375	10/15/2010	2,008,425
4,270,000	Ineos Group Holdings plc	8.500	2/15/2016	4,056,500
1,290,000	Jefferson Smurfit Corporation(b)	8.250	10/1/2012	1,251,300
2,590,000	Lyondell Chemical Company	10.500	6/1/2013	2,897,562
3,050,000	MacDermid, Inc.	9.125	7/15/2011	3,202,500
2,600,000	Massey Energy Company	6.875	12/15/2013	2,502,500
1,480,000	Metals USA, Inc.	11.125	12/1/2015	1,620,600
2,230,000	Nalco Company(b)	7.750	11/15/2011	2,241,150
2,930,000	Nell AF SARL(b)	8.375	8/15/2015	2,904,362
920,000	Novelis, Inc.	7.250	2/15/2015	892,400
1,567,000	Rockwood Specialties, Inc.	10.625	5/15/2011	1,700,195
2,560,000	Ryerson, Inc.	8.250	12/15/2011	2,553,600
1,460,000	Southern Copper Corporation	7.500	7/27/2035	1,416,200
2,600,000	Steel Dynamics, Inc.	9.500	3/15/2009	2,717,000
1,720,000	Stone Container Finance(b)	7.375	7/15/2014	1,582,400
2,590,000	Tronox Worldwide, LLC	9.500	12/1/2012	2,719,500

	Total Basic Materials			77,165,056

Capital Goods (10.2%)
1,460,000	Ahern Rentals, Inc.	9.250	8/15/2013	1,522,050
370,000	Aleris International, Inc.(b)	9.000	11/15/2014	386,650
3,610,000	Allied Waste North America, Inc.(b)	7.875	4/15/2013	3,754,400
2,170,000	Amsted Industries, Inc.	10.250	10/15/2011	2,365,300
2,210,000	Ball Corporation(e)	6.625	3/15/2018	2,146,462
740,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	784,400

The accompanying notes to the financial statements are an integral part of this schedule.

155

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Capital Goods — continued
$740,000	Browning-Ferris Industries, Inc.	7.400%	9/15/2035	$691,900
1,850,000	Builders Firstsource, Inc.(c)	8.999	5/15/2006	1,919,375
3,900,000	Case New Holland, Inc.	9.250	8/1/2011	4,143,750
1,480,000	Case New Holland, Inc.	7.125	3/1/2014	1,454,100
2,920,000	Consolidated Container Company, LLC(d)	Zero Coupon	6/15/2007	2,744,800
2,210,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	2,276,300
2,020,000	Crown Americas, Inc.	7.625	11/15/2013	2,070,500
2,020,000	Crown Americas, Inc.	7.750	11/15/2015	2,075,550
2,600,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	2,762,500
2,760,000	DRS Technologies, Inc.	7.625	2/1/2018	2,832,450
2,150,000	Erico International Corporation	8.875	3/1/2012	2,214,500
2,150,000	Fastentech, Inc.	11.500	5/1/2011	2,193,000
1,825,000	Graham Packaging Company, Inc.(b)	9.875	10/15/2014	1,875,188
2,220,000	K&F Acquisition, Inc.	7.750	11/15/2014	2,269,950
850,000	Legrand SA	8.500	2/15/2025	1,037,000
1,300,000	Mueller Group, Inc.	10.000	5/1/2012	1,423,500
3,660,000	Mueller Holdings, Inc.(d)	Zero Coupon	4/15/2009	3,019,500
2,040,000	NationsRent, Inc.	9.500	10/15/2010	2,208,300
520,000	NationsRent, Inc.	9.500	5/1/2015	564,200
3,000,000	Norcraft Companies, LP/Norcraft Finance Corporation	9.000	11/1/2011	3,135,000
1,960,000	Owens-Brockway Glass Container, Inc.	8.875	2/15/2009	2,038,400
1,100,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,130,250
2,320,000	Owens-Illinois, Inc.(b)	7.500	5/15/2010	2,325,800
2,575,000	Plastipak Holdings, Inc.	8.500	12/15/2015	2,600,750
420,000	Ply Gem Industries, Inc.	9.000	2/15/2012	404,250
2,250,000	United Rentals North America, Inc.	6.500	2/15/2012	2,205,000

	Total Capital Goods			64,575,075

Communications Services (17.8%)
3,000,000	Alamosa Delaware, Inc.	8.500	1/31/2012	3,213,750
1,830,000	American Cellular Corporation	10.000	8/1/2011	1,985,550
2,920,000	American Tower Corporation	7.125	10/15/2012	2,978,400
1,700,000	American Towers, Inc.	7.250	12/1/2011	1,725,500
1,860,000	Cablevision Systems Corporation	8.000	4/15/2012	1,855,350
5,194,027	CCH I, LLC	11.000	10/1/2015	4,622,684
2,200,000	Centennial Communications Corporation(b)	8.125	2/1/2014	2,266,000
1,470,000	Charter Communications Holdings, LLC	8.625	4/1/2009	1,176,000
1,930,000	Charter Communications Holdings, LLC(b)	8.750	11/15/2013	1,891,400
2,200,000	Charter Communications Operating, LLC	8.000	4/30/2012	2,211,000
2,920,000	Citizens Communications Company	9.250	5/15/2011	3,208,350
2,690,000	CSC Holdings, Inc.	7.625	4/1/2011	2,737,075
1,270,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	1,398,588
1,300,000	Dex Media, Inc.(b,d)	Zero Coupon	11/15/2008	1,105,000
1,460,000	Dex Media, Inc.	8.000	11/15/2013	1,498,325
2,920,000	Dobson Cellular Systems(b)	9.875	11/1/2012	3,190,100

The accompanying notes to the financial statements are an integral part of this schedule.

156

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Communications Services — continued
$1,950,000	Eircom Funding	8.250%	8/15/2013	$2,096,250
2,950,000	Insight Midwest, LP/Insight Capital, Inc.	10.500	11/1/2010	3,101,188
2,190,000	Intelsat Subsidiary Holding Company, Ltd.(b)	8.625	1/15/2015	2,277,600
2,100,000	IPCS Escrow Company	11.500	5/1/2012	2,378,250
3,100,000	Kabel Deutschland GmbH	10.625	7/1/2014	3,348,000
2,590,000	Morris Publishing Group, LLC	7.000	8/1/2013	2,441,075
3,000,000	Nextel Partners, Inc.	8.125	7/1/2011	3,142,500
1,270,000	Nordic Telephone Company Holdings(f)	8.875	5/1/2016	1,314,450
1,183,000	PanAmSat Corporation	9.000	8/15/2014	1,243,629
1,712,000	PanAmSat Holding Corporation(d)	Zero Coupon	11/1/2009	1,236,920
2,210,000	PRIMEDIA, Inc.(b,c)	10.116	5/15/2006	2,259,725
1,290,000	Quebecor Media, Inc.	7.750	3/15/2016	1,322,250
1,830,000	Qwest Communications International, Inc.(c)	8.250	5/15/2006	1,866,600
1,460,000	Qwest Communications International, Inc.	7.250	2/15/2011	1,469,125
1,110,000	Qwest Communications International, Inc.(b)	7.500	2/15/2014	1,118,325
730,000	Qwest Corporation(c)	8.160	6/15/2006	794,788
5,910,000	Qwest Corporation	7.875	9/1/2011	6,198,112
1,090,000	Qwest Corporation	7.625	6/15/2015	1,133,600
1,480,000	R.H. Donnelley Corporation	6.875	1/15/2013	1,376,400
2,460,000	R.H. Donnelley Corporation	8.875	1/15/2016	2,530,725
1,100,000	Rainbow National Services, LLC	8.750	9/1/2012	1,174,250
2,560,000	Rainbow National Services, LLC	10.375	9/1/2014	2,873,600
1,100,000	Rogers Wireless Communications, Inc.(b)	7.250	12/15/2012	1,139,875
2,560,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	2,694,400
1,460,000	Rural Cellular Corporation(b)	9.750	1/15/2010	1,505,625
1,465,000	Rural Cellular Corporation	9.875	2/1/2010	1,556,562
2,190,000	UbiquiTel Operating Company	9.875	3/1/2011	2,403,525
2,210,000	US Unwired, Inc.	10.000	6/15/2012	2,475,200
3,320,000	Valor Telecommunications Enterprises, LLC(b)	7.750	2/15/2015	3,452,800
2,920,000	Videotron Ltee	6.875	1/15/2014	2,890,800
2,360,000	WDAC Subsidiary Corporation(b)	8.375	12/1/2014	2,342,300
1,850,000	XM Satellite Radio, Inc.(c)	9.180	5/1/2006	1,868,500
1,780,000	XM Satellite Radio, Inc.(c)	10.180	5/1/2006	1,784,450
1,850,000	XM Satellite Radio, Inc.	9.750	5/1/2014	1,859,250
2,920,000	Zeus Special Subsidiary, Ltd.(d)	Zero Coupon	2/1/2010	2,117,000

	Total Communications Services			111,850,721

Consumer Cyclical (20.5%)
1,470,000	Allied Security Escrow Corporation	11.375	7/15/2011	1,455,300
3,200,000	American Casino & Entertainment Properties, LLC(b)	7.850	2/1/2012	3,264,000
1,470,000	ArvinMeritor, Inc.	8.750	3/1/2012	1,508,588
420,000	AutoNation, Inc.(c)	7.077	7/17/2006	427,350
950,000	AutoNation, Inc.	7.000	4/15/2014	954,750
3,250,000	Beazer Homes USA, Inc.	8.625	5/15/2011	3,380,000
1,510,000	Blockbuster, Inc.	10.000	9/1/2012	1,426,950
4,260,000	Bon-Ton Stores, Inc.	10.250	3/15/2014	4,068,300

The accompanying notes to the financial statements are an integral part of this schedule.

157

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Consumer Cyclical — continued
$2,200,000	Boyd Gaming Corporation	7.750%	12/15/2012	$2,282,500
2,940,000	Buffets, Inc.	11.250	7/15/2010	3,087,000
2,190,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,217,375
2,150,000	Caesars Entertainment, Inc.	8.125	5/15/2011	2,313,938
1,490,000	Circus & Eldorado Joint Venture/Silver
	Legacy Capital Corporation	10.125	3/1/2012	1,594,300
2,930,000	Dollarama Group, LP(b)	8.875	8/15/2012	2,966,625
2,960,000	Ford Motor Credit Company(c)	9.527	7/17/2006	2,963,277
1,840,000	Ford Motor Credit Company	7.375	2/1/2011	1,667,883
3,680,000	Gaylord Entertainment Company(b)	6.750	11/15/2014	3,523,600
13,680,000	General Motors Acceptance Corporation	6.875	9/15/2011	12,815,425
3,710,000	General Motors Corporation(b)	7.200	1/15/2011	2,921,625
3,480,000	Group 1 Automotive, Inc.	8.250	8/15/2013	3,549,600
1,850,000	Hilton Hotels Corporation	7.625	12/1/2012	1,961,442
2,970,000	Host Marriott, LP(b)	6.375	3/15/2015	2,873,475
1,480,000	Host Marriott, LP	6.750	6/1/2016	1,461,500
3,660,000	IAAI Finance Corporation	11.000	4/1/2013	3,843,000
2,920,000	Jean Coutu Group (PJC), Inc.(b)	8.500	8/1/2014	2,737,500
2,750,000	K Hovnanian Enterprises, Inc.	7.500	5/15/2016	2,717,759
2,930,000	KB Home	6.250	6/15/2015	2,731,346
2,410,000	Kerzner International, Ltd.(b)	6.750	10/1/2015	2,500,375
3,350,000	Lear Corporation	8.110	5/15/2009	3,274,625
1,480,000	MGM MIRAGE	6.750	4/1/2013	1,457,800
6,030,000	MGM MIRAGE(b)	5.875	2/27/2014	5,600,362
3,450,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	3,424,125
3,850,000	NCL Corporation	10.625	7/15/2014	3,888,500
1,290,000	Nebraska Book Company, Inc.	8.625	3/15/2012	1,175,512
1,010,000	Penn National Gaming, Inc.	6.875	12/1/2011	1,010,000
2,200,000	Perry Ellis International, Inc.(b)	8.875	9/15/2013	2,211,000
3,190,000	Poster Financial Group, Inc.(b)	8.750	12/1/2011	3,365,450
4,580,000	Rent-Way, Inc.	11.875	6/15/2010	4,768,925
2,830,000	TRW Automotive, Inc.	9.375	2/15/2013	3,042,250
4,420,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	4,596,800
2,905,000	Universal City Florida Holding Company I/II(c)	9.430	5/1/2006	2,992,150
2,230,000	VICORP Restaurants, Inc.(b)	10.500	4/15/2011	2,085,050
1,280,000	Walt Disney Company, Convertible	2.125	4/15/2023	1,360,000
2,650,000	Warnaco, Inc.	8.875	6/15/2013	2,789,125
3,705,000	WMG Holdings Corporation(d)	Zero Coupon	12/15/2009	2,723,175

	Total Consumer Cyclical			128,979,632

Consumer Non-Cyclical (6.6%)
1,470,000	DaVita, Inc.	6.625	3/15/2013	1,451,625
1,460,000	DaVita, Inc.(b)	7.250	3/15/2015	1,460,000
1,460,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	1,401,600
1,470,000	Elan Finance plc/Elan Finance Corporation(b,c)	8.749	5/15/2006	1,466,325
2,190,000	Fisher Scientific International, Inc.	6.125	7/1/2015	2,085,975

The accompanying notes to the financial statements are an integral part of this schedule.

158

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$2,940,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750%	6/15/2014	$2,969,400
1,596,000	Jafra Cosmetics	10.750	5/15/2011	1,715,700
4,450,000	Jostens Holding Corporation(b,d)	Zero Coupon	12/1/2008	3,437,625
3,050,000	Michael Foods, Inc.	8.000	11/15/2013	3,057,625
1,110,000	Multiplan, Inc.	10.375	4/15/2016	1,128,038
1,840,000	Omnicare, Inc.	6.750	12/15/2013	1,819,300
620,000	Omnicare, Inc.(b)	6.875	12/15/2015	613,025
1,830,000	Smithfield Foods, Inc.(b)	8.000	10/15/2009	1,875,750
730,000	Smithfield Foods, Inc.	7.000	8/1/2011	717,225
1,885,000	Stater Brothers Holdings, Inc.(b)	8.125	6/15/2012	1,885,000
3,120,000	Triad Hospitals, Inc.(b)	7.000	5/15/2012	3,096,600
2,740,000	US Oncology Holdings, Inc.(c)	10.320	9/15/2006	2,781,100
1,640,000	US Oncology, Inc.	9.000	8/15/2012	1,738,400
2,590,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	2,674,175
2,950,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	2,854,125
1,550,000	Warner Chilcott Corporation	8.750	2/1/2015	1,542,250

	Total Consumer Non-Cyclical			41,770,863

Energy (5.4%)
1,480,000	Basic Energy Services, Inc.	7.125	4/15/2016	1,461,500
1,460,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,397,950
2,550,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,416,125
740,000	Compton Petroleum Finance Corporation	7.625	12/1/2013	732,600
2,210,000	Compton Petroleum Finance Corporation(b)	7.625	12/1/2013	2,187,900
1,650,000	Denbury Resources, Inc.	7.500	12/15/2015	1,691,250
2,560,000	Harvest Operations Corporation	7.875	10/15/2011	2,508,800
2,860,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	2,752,750
1,332,000	Magnum Hunter Resources, Inc.	9.600	3/15/2012	1,421,910
2,555,000	Ocean Rig Norway AS	8.375	7/1/2013	2,695,525
1,120,000	PHI, Inc.	7.125	4/15/2013	1,108,800
2,210,000	Pioneer Natural Resources Company	5.875	7/15/2016	2,081,380
1,130,000	Pioneer Natural Resources Company	6.875	5/1/2018	1,132,373
2,580,000	Pride International, Inc.	7.375	7/15/2014	2,676,750
2,220,000	Quicksilver Resources, Inc.	7.125	4/1/2016	2,186,700
2,700,000	Western Oil Sands, Inc.(b)	8.375	5/1/2012	2,956,500
1,830,000	Whiting Petroleum Corporation	7.250	5/1/2012	1,830,000
735,000	Whiting Petroleum Corporation	7.000	2/1/2014	727,650

	Total Energy			33,966,463

Financials (2.6%)
2,558,000	American Financial Group, Inc., Convertible(d)	1.486	6/2/2008	1,336,555
2,150,000	Dollar Financial Group, Inc.(b)	9.750	11/15/2011	2,262,875
3,750,000	Dow Jones CDX(b)	8.625	6/29/2011	3,782,812
1,290,000	Fairfax Financial Holdings, Ltd., Convertible	5.000	7/15/2023	1,169,062
1,830,000	FTI Consulting, Inc.	7.625	6/15/2013	1,926,075
2,960,000	Residential Capital Corporation(c)	6.907	7/17/2006	2,958,212

The accompanying notes to the financial statements are an integral part of this schedule.

159

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Financials — continued
$1,830,000	Residential Capital Corporation	6.375%	6/30/2010	$1,822,235
1,480,000	Residential Capital Corporation	6.000	2/22/2011	1,449,713

	Total Financials			16,707,539

Technology (4.2%)
2,220,000	Avago Technologies Finance Pte(b,c)	10.320	6/1/2006	2,339,325
1,285,000	Electronic Data Systems Corporation, Convertible(b)	3.875	7/15/2023	1,334,794
1,470,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	1,492,050
1,470,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	1,506,750
2,120,000	Itron, Inc.	7.750	5/15/2012	2,178,300
2,400,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company(c)	8.160	6/15/2006	2,418,000
1,690,000	Sensata Technologies BV	8.000	5/1/2014	1,698,450
1,470,000	SunGard Data Systems, Inc.	9.125	8/15/2013	1,569,225
1,480,000	SunGard Data Systems, Inc.	10.250	8/15/2015	1,591,000
1,300,000	Thomas & Betts Corporation	7.250	6/1/2013	1,363,168
3,400,000	UGS Corporation	10.000	6/1/2012	3,714,500
550,000	Unisys Corporation(b)	7.875	4/1/2008	547,250
1,850,000	Unisys Corporation(b)	6.875	3/15/2010	1,776,000
2,590,000	Xerox Corporation(b)	7.625	6/15/2013	2,674,175

	Total Technology			26,202,987

Transportation (2.8%)
1,110,000	CHC Helicopter Corporation	7.375	5/1/2014	1,129,425
1,660,000	Hertz Corporation	8.875	1/1/2014	1,763,750
2,770,000	Hertz Corporation(b)	10.500	1/1/2016	3,064,312
949,000	H-Lines Finance Holding Corporation(d)	Zero Coupon	4/1/2008	806,650
1,813,000	Horizon Lines, LLC	9.000	11/1/2012	1,887,786
2,051,212	Piper Jaffray Equipment Trust Securities	7.000	9/10/2013	2,015,316
2,560,000	Progress Rail Services Corporation	7.750	4/1/2012	2,665,600
4,050,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	4,055,710

	Total Transportation			17,388,549

Utilities (11.4%)
1,300,000	AES Corporation(b)	8.875	2/15/2011	1,397,500
3,100,000	AES Corporation	8.750	5/15/2013	3,355,750
1,670,000	AmeriGas Partners, LP	7.250	5/20/2015	1,661,650
2,600,000	Calpine Generating Company, LLC(c,g)	10.576	5/1/2006	2,775,500
3,916,575	CE Generation, LLC	7.416	12/15/2018	4,036,414
2,210,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,211,607
1,820,000	Consumers Energy Company(b)	6.300	2/1/2012	1,769,950
1,700,000	Copano Energy, LLC	8.125	3/1/2016	1,746,750
1,290,000	Dominion Resources, Inc., Convertible	2.125	12/15/2023	1,378,688
1,830,000	Dynegy Holdings, Inc.	6.875	4/1/2011	1,756,800
5,500,000	Edison Mission Energy	9.875	4/15/2011	6,201,250
4,150,000	El Paso Corporation	7.000	5/15/2011	4,139,625

The accompanying notes to the financial statements are an integral part of this schedule.

160

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Utilities — continued
$3,250,000	El Paso Production Holding Company	7.750%	6/1/2013	$3,351,562
2,621,024	Midland Funding Corporation II	13.250	7/23/2006	2,655,121
1,650,000	Midwest Generation, LLC	8.750	5/1/2034	1,782,000
1,290,000	Mirant North America, LLC	7.375	12/31/2013	1,294,838
3,130,000	Mission Energy Holding Company	13.500	7/15/2008	3,556,462
5,530,000	NRG Energy, Inc.	7.375	2/1/2016	5,578,388
1,470,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	7.125	6/15/2014	1,484,700
1,845,000	Reliant Energy Resources Corporation	6.750	12/15/2014	1,678,950
2,780,000	SemGroup, LP	8.750	11/15/2015	2,835,600
1,500,000	Southern Natural Gas Company	8.875	3/15/2010	1,592,250
3,130,000	Southern Natural Gas Company	7.350	2/15/2031	3,124,178
1,060,000	Southern Star Central Corporation	6.750	3/1/2016	1,057,350
6,500,000	Williams Companies, Inc.	8.125	3/15/2012	6,979,375
1,830,000	Williams Companies, Inc.	8.750	3/15/2032	2,109,075

	Total Utilities			71,511,333

	Total Long-Term Fixed Income (cost $580,029,564)			590,118,218

Shares	Preferred Stock (1.8%)			Value

43,000	CenterPoint Energy, Inc., Convertible(h)			$1,446,090
65,000	Chevy Chase Preferred Capital Corporation, Convertible			3,477,500
61,000	Goldman Sachs Group, Inc., Convertible(h)			1,090,558
14,250	Lehman Brothers Holdings, Inc., Convertible(h)			937,508
3,720	NRG Energy, Inc., Convertible			920,235
2,600	Sovereign Real Estate Investment Corporation			3,510,000

	Total Preferred Stock (cost $9,979,195)			11,381,891

Shares	Common Stock (0.1%)			Value

2,900	ASAT Finance, LLC, Stock Warrants (h,i,j)			$0
3,000	Pliant Corporation, Stock Warrants (h,i)			30
3,000	RailAmerica, Inc., Stock Warrants (h,i)			156,000
4,500	TravelCenters of America, Inc., Stock Warrants (h,i,j)			72,450
13,500	TravelCenters of America, Inc., Stock Warrants (h,j)			217,350
36,330	TVMAX Holdings, Inc.(h)			36,330
6,054	XO Communications, Inc., Stock Warrants(h)			4,540
4,540	XO Communications, Inc., Stock Warrants(h)			2,497
4,540	XO Communications, Inc., Stock Warrants(h)			1,362
3,026	XO Holdings, Inc. Stock Warrants(b,h)			13,314

	Total Common Stock (cost $2,733,966)			503,873

The accompanying notes to the financial statements are an integral part of this schedule.

161

High Yield Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.2%)	Rate(k)	Date	Value

70,710,845	Thrivent Financial Securities Lending Trust	4.860%	N/A	$70,710,845

	Total Collateral Held for Securities Loaned
	(cost $70,710,845)			70,710,845

		Interest	Maturity
Shares	Short-Term Investments (2.2%)	Rate (k)	Date	Value

13,958,369	Thrivent Money Market Fund	4.530%	N/A	$13,958,369

	Total Short-Term Investments (at amortized cost)			13,958,369

	Total Investments (cost $677,411,939) 109.0%			$686,673,196

	Other Assets and Liabilities, Net (9.0%)			(56,979,814)

	Total Net Assets 100.0%			$629,693,382

(a) The categories of investments are shown as a percentage of total net assets.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) Non-income producing security.

(i) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through April 28, 2006, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of April 28, 2006.

	Acquisition
Security	Date	Cost

ASAT Finance, LLC, Stock Warrants	10/20/1999	$64,123
Pliant Corporation, Stock Warrants	8/22/2000	99,578
RailAmerica, Inc., Stock Warrants	8/9/2000	117,000
TravelCenters of America, Inc., Stock Warrants	11/9/2000	156,200

(j) Security is fair-valued.

(k) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(l) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$17,884,304
Gross unrealized depreciation	(8,623,047)

Net unrealized appreciation (depreciation)	$9,261,257
Cost for federal income tax purposes	$677,411,939

The accompanying notes to the financial statements are an integral part of this schedule.

162

	High Yield Fund II
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Basic Materials (12.3%)
$770,000	Abitibi-Consolidated, Inc.(b)	8.550%	8/1/2010	$789,250
250,000	Ainsworth Lumber Company, Ltd.(c)	8.710	6/30/2006	250,000
560,000	Ainsworth Lumber Company, Ltd.	6.750	3/15/2014	477,400
370,000	Appleton Papers, Inc.	8.125	6/15/2011	381,100
210,000	Appleton Papers, Inc.(b)	9.750	6/15/2014	212,100
580,000	Arch Western Finance, LLC	6.750	7/1/2013	574,200
373,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	410,300
310,000	Buckeye Technologies, Inc.(b)	8.000	10/15/2010	300,700
310,000	Buckeye Technologies, Inc.	8.500	10/1/2013	310,775
360,000	Cellu Tissue Holdings, Inc.	9.750	3/15/2010	360,000
570,000	Chaparral Steel Company	10.000	7/15/2013	638,400
580,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation(b,d)	Zero Coupon	10/1/2009	464,000
510,000	Domtar, Inc.	7.125	8/1/2015	462,825
440,000	Drummond Company, Inc.	7.375	2/15/2016	433,400
410,000	Equistar Chemicals, LP	10.125	9/1/2008	439,212
425,000	Equistar Chemicals, LP	10.625	5/1/2011	463,250
520,000	Georgia-Pacific Corporation	8.125	5/15/2011	539,500
540,000	Graphic Packaging International Corporation(b)	9.500	8/15/2013	523,800
560,000	Huntsman International, LLC(b)	10.125	7/1/2009	569,800
410,000	IMCO Recycling, Inc.	10.375	10/15/2010	449,975
830,000	Ineos Group Holdings plc	8.500	2/15/2016	788,500
250,000	Jefferson Smurfit Corporation(b)	8.250	10/1/2012	242,500
520,000	Lyondell Chemical Company	10.500	6/1/2013	581,750
200,000	MacDermid, Inc.	9.125	7/15/2011	210,000
500,000	Massey Energy Company	6.875	12/15/2013	481,250
320,000	Metals USA, Inc.	11.125	12/1/2015	350,400
490,000	Nalco Company	7.750	11/15/2011	492,450
650,000	Nell AF SARL(b)	8.375	8/15/2015	644,312
210,000	Novelis, Inc.	7.250	2/15/2015	203,700
580,000	Ryerson, Inc.(b)	8.250	12/15/2011	578,550
335,000	Southern Copper Corporation(b)	7.500	7/27/2035	324,950
580,000	Steel Dynamics, Inc.	9.500	3/15/2009	606,100
560,000	Tronox Worldwide, LLC	9.500	12/1/2012	588,000

	Total Basic Materials			15,142,449

Capital Goods (10.5%)
320,000	Ahern Rentals, Inc.	9.250	8/15/2013	333,600
80,000	Aleris International, Inc.(b)	9.000	11/15/2014	83,600
300,000	Allied Waste North America, Inc.	8.500	12/1/2008	315,750
340,000	Allied Waste North America, Inc.(b)	7.875	4/15/2013	353,600
490,000	Amsted Industries, Inc.	10.250	10/15/2011	534,100
440,000	Ball Corporation	6.625	3/15/2018	427,350
150,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	159,000
150,000	Browning-Ferris Industries, Inc.	7.400	9/15/2035	140,250

The accompanying notes to the financial statements are an integral part of this schedule.

163

High Yield Fund II
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Capital Goods — continued
$370,000	Builders Firstsource, Inc.(c)	8.999%	5/15/2006	$383,875
810,000	Case New Holland, Inc.	9.250	8/1/2011	860,625
300,000	Case New Holland, Inc.	7.125	3/1/2014	294,750
580,000	Consolidated Container Company, LLC(d)	Zero Coupon	6/15/2007	545,200
460,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	473,800
450,000	Crown Americas, Inc.	7.625	11/15/2013	461,250
450,000	Crown Americas, Inc.	7.750	11/15/2015	462,375
520,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	552,500
550,000	DRS Technologies, Inc.	7.625	2/1/2018	564,438
610,000	Fastentech, Inc.	11.500	5/1/2011	622,200
380,000	Graham Packaging Company, Inc.(b)	9.875	10/15/2014	390,450
425,000	Invensys plc(b)	9.875	3/15/2011	448,375
440,000	K&F Acquisition, Inc.	7.750	11/15/2014	449,900
460,000	Mueller Group, Inc.	10.000	5/1/2012	503,700
220,000	Mueller Holdings, Inc.(d)	Zero Coupon	4/15/2009	181,500
490,000	NationsRent, Inc.	9.500	10/15/2010	530,425
100,000	NationsRent, Inc.	9.500	5/1/2015	108,500
300,000	Owens-Brockway Glass Container, Inc.	8.750	11/15/2012	320,250
350,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	359,625
320,000	Owens-Illinois, Inc.(b)	7.500	5/15/2010	320,800
560,000	Plastipak Holdings, Inc.	8.500	12/15/2015	565,600
600,000	Trinity Industries, Inc.	6.500	3/15/2014	577,500
610,000	United Rentals North America, Inc.	6.500	2/15/2012	597,800

	Total Capital Goods			12,922,688

Communications Services (18.9%)
610,000	Alamosa Delaware, Inc.	8.500	1/31/2012	653,462
400,000	American Cellular Corporation	10.000	8/1/2011	434,000
660,000	American Tower Corporation	7.125	10/15/2012	673,200
380,000	American Towers, Inc.	7.250	12/1/2011	385,700
360,000	Cablevision Systems Corporation	8.000	4/15/2012	359,100
699,788	CCH I, LLC	11.000	10/1/2015	622,811
490,000	Centennial Communications Corporation	8.125	2/1/2014	504,700
330,000	Charter Communications Holdings, LLC	8.625	4/1/2009	264,000
730,000	Charter Communications Holdings, LLC(b)	8.750	11/15/2013	715,400
175,000	Charter Communications Operating, LLC	8.000	4/30/2012	175,875
660,000	Citizens Communications Company	9.250	5/15/2011	725,175
600,000	CSC Holdings, Inc.	7.625	4/1/2011	610,500
679,000	Dex Media West, LLC/Dex Media
	West Finance Company	9.875	8/15/2013	747,749
290,000	Dex Media, Inc.	8.000	11/15/2013	297,612
650,000	Dobson Cellular Systems	9.875	11/1/2012	710,125
450,000	Eircom Funding	8.250	8/15/2013	483,750
640,000	Insight Midwest, LP/Insight Capital, Inc.	10.500	11/1/2010	672,800
500,000	Intelsat Subsidiary Holding Company, Ltd.(b)	8.625	1/15/2015	520,000
610,000	IPCS Escrow Company	11.500	5/1/2012	690,825

The accompanying notes to the financial statements are an integral part of this schedule.

164

High Yield Fund II
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Communications Services — continued
$700,000	Kabel Deutschland GmbH	10.625%	7/1/2014	$756,000
510,000	Morris Publishing Group, LLC	7.000	8/1/2013	480,675
610,000	Nextel Partners, Inc.	8.125	7/1/2011	638,975
279,000	PanAmSat Corporation	9.000	8/15/2014	293,299
376,000	PanAmSat Holding Corporation(d)	Zero Coupon	11/1/2009	271,660
430,000	PRIMEDIA, Inc.(c)	10.116	5/15/2006	439,675
420,000	Qwest Communications International, Inc.(c)	8.250	5/15/2006	428,400
330,000	Qwest Communications International, Inc.(b)	7.250	2/15/2011	332,062
240,000	Qwest Communications International, Inc.(b)	7.500	2/15/2014	241,800
160,000	Qwest Corporation(c)	8.160	6/15/2006	174,200
1,160,000	Qwest Corporation	7.875	9/1/2011	1,216,550
240,000	Qwest Corporation	7.625	6/15/2015	249,600
290,000	R.H. Donnelley Corporation	6.875	1/15/2013	269,700
160,000	R.H. Donnelley Corporation	8.875	1/15/2016	164,600
250,000	Rainbow National Services, LLC	8.750	9/1/2012	266,875
590,000	Rainbow National Services, LLC	10.375	9/1/2014	662,275
240,000	Rogers Wireless Communications, Inc.	7.250	12/15/2012	248,700
575,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	605,188
300,000	Rural Cellular Corporation(b)	9.750	1/15/2010	309,375
320,000	Rural Cellular Corporation	9.875	2/1/2010	340,000
495,000	UbiquiTel Operating Company	9.875	3/1/2011	543,262
390,000	US Unwired, Inc.	10.000	6/15/2012	436,800
670,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	696,800
670,000	Videotron Ltee	6.875	1/15/2014	663,300
540,000	WDAC Subsidiary Corporation(b)	8.375	12/1/2014	535,950
355,000	XM Satellite Radio, Inc.(c)	9.180	5/1/2006	358,550
440,000	XM Satellite Radio, Inc.(c)	10.180	5/1/2006	441,100
355,000	XM Satellite Radio, Inc.	9.750	5/1/2014	356,775
660,000	Zeus Special Subsidiary, Ltd.(d)	Zero Coupon	2/1/2010	478,500

	Total Communications Services			23,147,430

Consumer Cyclical (20.4%)
330,000	Allied Security Escrow Corporation	11.375	7/15/2011	326,700
680,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	693,600
330,000	ArvinMeritor, Inc.	8.750	3/1/2012	338,662
800,000	Beazer Homes USA, Inc.	8.625	5/15/2011	832,000
290,000	Blockbuster, Inc.	10.000	9/1/2012	274,050
820,000	Bon-Ton Stores, Inc.	10.250	3/15/2014	783,100
480,000	Boyd Gaming Corporation	7.750	12/15/2012	498,000
730,000	Buffets, Inc.	11.250	7/15/2010	766,500
490,000	Buhrmann U.S., Inc.	7.875	3/1/2015	496,125
475,000	Caesars Entertainment, Inc.	7.875	3/15/2010	501,125
500,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation(b)	10.125	3/1/2012	535,000
650,000	Dollarama Group, LP(b)	8.875	8/15/2012	658,125
580,000	Ford Motor Credit Company(c)	9.527	7/17/2006	580,642

The accompanying notes to the financial statements are an integral part of this schedule.

165

High Yield Fund II
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Consumer Cyclical — continued
$370,000	Ford Motor Credit Company	7.375%	2/1/2011	$335,389
750,000	Gaylord Entertainment Company	6.750	11/15/2014	718,125
2,680,000	General Motors Acceptance Corporation	6.875	9/15/2011	2,510,627
710,000	General Motors Corporation(b)	7.200	1/15/2011	559,125
580,000	Group 1 Automotive, Inc.	8.250	8/15/2013	591,600
390,000	Hilton Hotels Corporation	7.625	12/1/2012	413,493
290,000	Host Marriott, LP	6.750	6/1/2016	286,375
820,000	IAAI Finance Corporation	11.000	4/1/2013	861,000
660,000	Jean Coutu Group (PJC), Inc.(b)	8.500	8/1/2014	618,750
290,000	K Hovnanian Enterprises, Inc.	7.500	5/15/2016	286,600
660,000	KB Home	6.250	6/15/2015	615,252
470,000	Kerzner International, Ltd.	6.750	10/1/2015	487,625
640,000	Lear Corporation	8.110	5/15/2009	625,600
290,000	MGM MIRAGE(b)	6.750	4/1/2013	285,650
1,320,000	MGM MIRAGE(b)	5.875	2/27/2014	1,225,950
840,000	NCL Corporation	10.625	7/15/2014	848,400
290,000	Nebraska Book Company, Inc.	8.625	3/15/2012	264,262
200,000	Penn National Gaming, Inc.(b)	6.875	12/1/2011	200,000
710,000	Poster Financial Group, Inc.	8.750	12/1/2011	749,050
900,000	Rent-Way, Inc.	11.875	6/15/2010	937,125
635,000	TRW Automotive, Inc.	9.375	2/15/2013	682,625
970,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	1,008,800
632,000	Universal City Florida Holding Company I/II(c)	9.430	5/1/2006	650,960
520,000	VICORP Restaurants, Inc.(b)	10.500	4/15/2011	486,200
280,000	Walt Disney Company, Convertible	2.125	4/15/2023	297,500
600,000	Warnaco, Inc.	8.875	6/15/2013	631,500
843,000	WMG Holdings Corporation(d)	Zero Coupon	12/15/2009	619,605

	Total Consumer Cyclical			25,080,817

Consumer Non-Cyclical (7.0%)
320,000	DaVita, Inc.	6.625	3/15/2013	316,000
330,000	DaVita, Inc.(b)	7.250	3/15/2015	330,000
330,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	316,800
300,000	Elan Finance plc/Elan Finance Corporation(b,c)	8.749	5/15/2006	299,250
490,000	Fisher Scientific International, Inc.	6.125	7/1/2015	466,725
650,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	656,500
855,000	Jostens Holding Corporation(b,d)	Zero Coupon	12/1/2008	660,488
600,000	Michael Foods, Inc.	8.000	11/15/2013	601,500
210,000	Multiplan, Inc.	10.375	4/15/2016	213,412
400,000	Omnicare, Inc.	6.750	12/15/2013	395,500
140,000	Omnicare, Inc.	6.875	12/15/2015	138,425
410,000	Smithfield Foods, Inc.	8.000	10/15/2009	420,250
160,000	Smithfield Foods, Inc.	7.000	8/1/2011	157,200
380,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	380,000
690,000	Triad Hospitals, Inc.	7.000	5/15/2012	684,825
620,000	US Oncology Holdings, Inc.(c)	10.320	9/15/2006	629,300

The accompanying notes to the financial statements are an integral part of this schedule.

166

High Yield Fund II
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$380,000	US Oncology, Inc.	9.000%	8/15/2012	$402,800
510,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	526,575
630,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	609,525
350,000	Warner Chilcott Corporation	8.750	2/1/2015	348,250

	Total Consumer Non-Cyclical			8,553,325

Energy (5.7%)
290,000	Basic Energy Services, Inc.	7.125	4/15/2016	286,375
330,000	Chesapeake Energy Corporation	6.375	6/15/2015	315,975
580,000	Chesapeake Energy Corporation	6.250	1/15/2018	549,550
480,000	Compton Petroleum Finance Corporation	7.625	12/1/2013	475,200
150,000	Compton Petroleum Finance Corporation	7.625	12/1/2013	148,500
360,000	Denbury Resources, Inc.	7.500	12/15/2015	369,000
580,000	Harvest Operations Corporation	7.875	10/15/2011	568,400
650,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	625,625
560,000	Ocean Rig Norway AS	8.375	7/1/2013	590,800
210,000	PHI, Inc.	7.125	4/15/2013	207,900
490,000	Pioneer Natural Resources Company	5.875	7/15/2016	461,482
150,000	Pioneer Natural Resources Company	6.875	5/1/2018	150,315
570,000	Pride International, Inc.	7.375	7/15/2014	591,375
440,000	Quicksilver Resources, Inc.	7.125	4/1/2016	433,400
610,000	Western Oil Sands, Inc.	8.375	5/1/2012	667,950
400,000	Whiting Petroleum Corporation	7.250	5/1/2012	400,000
160,000	Whiting Petroleum Corporation	7.000	2/1/2014	158,400

	Total Energy			7,000,247

Financials (1.8%)
591,000	American Financial Group, Inc., Convertible(d)	1.486	6/2/2008	308,798
280,000	Fairfax Financial Holdings, Ltd., Convertible	5.000	7/15/2023	253,750
400,000	FTI Consulting, Inc.	7.625	6/15/2013	421,000
580,000	Residential Capital Corporation(c)	6.907	7/17/2006	579,650
410,000	Residential Capital Corporation	6.375	6/30/2010	408,260
300,000	Residential Capital Corporation	6.000	2/22/2011	293,861

	Total Financials			2,265,319

Technology (3.7%)
480,000	Avago Technologies Finance Pte(b,c)	10.320	6/1/2006	505,800
280,000	Electronic Data Systems Corporation, Convertible(b)	3.875	7/15/2023	290,850
330,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	334,950
330,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	338,250
470,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company(c)	8.160	6/15/2006	473,525
320,000	SunGard Data Systems, Inc.	9.125	8/15/2013	341,600
290,000	SunGard Data Systems, Inc.	10.250	8/15/2015	311,750
760,000	UGS Corporation	10.000	6/1/2012	830,300
120,000	Unisys Corporation(b)	7.875	4/1/2008	119,400

The accompanying notes to the financial statements are an integral part of this schedule.

167

High Yield Fund II
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.7%)	Rate	Date	Value

Technology — continued
$380,000	Unisys Corporation(b)	6.875%	3/15/2010	$364,800
600,000	Xerox Corporation	7.625	6/15/2013	619,500

	Total Technology			4,530,725

Transportation (2.4%)
220,000	CHC Helicopter Corporation	7.375	5/1/2014	223,850
360,000	Hertz Corporation	8.875	1/1/2014	382,500
600,000	Hertz Corporation(b)	10.500	1/1/2016	663,750
214,000	H-Lines Finance Holding Corporation(d)	Zero Coupon	4/1/2008	181,900
410,000	Horizon Lines, LLC	9.000	11/1/2012	426,912
417,067	Piper Jaffray Equipment Trust Securities	7.000	9/10/2013	409,768
580,000	Progress Rail Services Corporation	7.750	4/1/2012	603,925

	Total Transportation			2,892,605

Utilities (11.0%)
475,000	AES Corporation	8.875	2/15/2011	510,625
500,000	AES Corporation	8.750	5/15/2013	541,250
390,000	AmeriGas Partners, LP	7.250	5/20/2015	388,050
580,000	Calpine Generating Company, LLC(c,e)	10.576	5/1/2006	619,150
587,100	CE Generation, LLC	7.416	12/15/2018	605,064
490,000	Colorado Interstate Gas Company	6.800	11/15/2015	490,356
410,000	Consumers Energy Company(b)	6.300	2/1/2012	398,725
260,000	Dominion Resources, Inc., Convertible	2.125	12/15/2023	277,875
420,000	Dynegy Holdings, Inc.	6.875	4/1/2011	403,200
1,150,000	Edison Mission Energy	9.875	4/15/2011	1,296,625
1,005,000	El Paso Corporation(b)	7.375	12/15/2012	1,012,538
75,000	El Paso Natural Gas Corporation	7.625	8/1/2010	77,719
500,000	Ipalco Enterprises, Inc.(b)	8.625	11/14/2011	545,000
500,000	Midwest Generation, LLC	8.750	5/1/2034	540,000
280,000	Mirant North America, LLC	7.375	12/31/2013	281,050
260,000	Mission Energy Holding Company	13.500	7/15/2008	295,425
1,130,000	NRG Energy, Inc.	7.375	2/1/2016	1,139,888
170,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	171,700
200,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	6.250	9/15/2015	192,000
395,000	Reliant Energy Resources Corporation	6.750	12/15/2014	359,450
540,000	SemGroup, LP	8.750	11/15/2015	550,800
550,000	Sonat, Inc.	7.625	7/15/2011	563,750
690,000	Southern Natural Gas Company	7.350	2/15/2031	688,717
610,000	Williams Companies, Inc.	7.625	7/15/2019	640,500
475,000	Williams Companies, Inc.(b)	7.875	9/1/2021	505,875
410,000	Williams Companies, Inc.	8.750	3/15/2032	472,525

	Total Utilities			13,567,857

	Total Long-Term Fixed Income (cost $113,995,875)			115,103,462

The accompanying notes to the financial statements are an integral part of this schedule.

168

High Yield Fund II
Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares	Preferred Stock (1.7%)			Value

7,000	CenterPoint Energy, Inc., Convertible(f)			$235,410
12,500	Goldman Sachs Group, Inc., Convertible(f)			223,475
2,750	Lehman Brothers Holdings, Inc., Convertible(f)			180,922
720	NRG Energy, Inc., Convertible			178,110
918	Sovereign Real Estate Investment Corporation			1,239,300

	Total Preferred Stock (cost $2,185,394)			2,057,217

Shares	Common Stock(g)			Value

750	Arcadia Financial, Ltd., Stock Warrants(f,h)			$0
735	ICG Communications, Inc., Stock Rights(f,h)			0
500	Unifi Communications, Inc., Stock Warrants (f,h,i)			0

	Total Common Stock (cost $27,847)			0

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.6%)	Rate (j)	Date	Value

16,736,190	Thrivent Financial Securities Lending Trust	4.860%	N/A	$16,736,190

	Total Collateral Held for Securities Loaned
	(cost $16,736,190)			16,736,190

		Interest	Maturity
Shares	Short-Term Investments (1.9%)	Rate (j)	Date	Value

2,304,750	Thrivent Money Market Fund	4.530%	N/A	$2,304,750

	Total Short-Term Investments (at amortized cost)			2,304,750

	Total Investments (cost $135,250,056) 110.9%			$136,201,619

	Other Assets and Liabilities, Net (10.9%)			(13,435,211)

	Total Net Assets 100.0%			$122,766,408

(a) The categories of investments are shown as a percentage of total net assets.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) In bankruptcy.

(f) Non-income producing security.

(g) The market value of the denoted categories of investments represents less than 0.1% of the total net assets of the Thrivent High
Yield Fund II.

(h) Security is fair valued as discussed in the notes to the financial statements.

(i) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through April 28, 2006, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of April 28, 2006.

Security	Acquisition Date	Cost

Unifi Communications, Inc., Stock Warrants	2/14/1997	$6,525

(j) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(k) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$2,539,083
Gross unrealized depreciation	(1,587,520)

Net unrealized appreciation (depreciation)	$951,563
Cost for federal income tax purposes	$135,250,056

The accompanying notes to the financial statements are an integral part of this schedule.

169

	Municipal Bond Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Alabama (0.1%)
$1,000,000	Alabama 21st Century Authority Tobacco Settlement
	Revenue Bonds	5.750%	12/1/2020	$1,038,130

	Total Alabama			1,038,130

Alaska (0.5%)
3,155,000	Alaska Energy Authority Power Revenue Refunding Bonds
	(Bradley Lake) (Series 5) (FSA Insured)	5.000	7/1/2021	3,226,745
3,075,000	Northern Tobacco Securitization Corporation, Alaska
	Tobacco Settlement Revenue Bonds	6.200	6/1/2022	3,190,682

	Total Alaska			6,417,427

Arizona (0.8%)
975,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2011	1,025,778
1,020,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2012	1,071,153
1,000,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2017	1,033,970
1,200,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2018	1,227,492
500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds (Midwestern University) (Series A)	5.750	5/15/2021	536,760
2,000,000	Phoenix, Arizona Industrial Development Authority
	Government Office Lease Revenue Bonds (Capital Mall
	Project) (AMBAC Insured)(b)	5.375	9/15/2020	2,129,700
25,000	Phoenix, Arizona Industrial Development Authority
	Single Family Mortgage Revenue Bonds (Series 1A)
	(GNMA/FNMA/FHLMC Insured)	5.875	6/1/2016	25,178
1,285,000	Pima County, Arizona Industrial Development Authority
	Multifamily Bonds (La Hacienda Project)
	(GNMA/FHA Insured)	7.000	12/20/2031	1,373,177
1,000,000	Pinal County, Arizona Unified School District #43
	Apache Junction Bonds (Series A) (FGIC Insured)(b)	5.800	7/1/2011	1,013,520
500,000	Yavapai County, Arizona Hospital Revenue Bonds
	(Yavapai Regional Medical Center) (Series A)	6.000	8/1/2033	527,545

	Total Arizona			9,964,273

The accompanying notes to the financial statements are an integral part of this schedule.

170

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Arkansas (1.0%)
$560,000	Arkansas Housing Development Agency Single Family
	Mortgage Revenue Bonds (FHA Insured)(b)	8.375%	7/1/2010	$609,980
2,400,000	Arkansas State Community Water System Public Water
	Authority Revenue Bonds (Series B) (MBIA Insured)(c)	5.000	10/1/2023	2,467,440
5,000,000	Arkansas State Development Finance Authority Revenue
	Bonds (Series B) (FSA insured)	5.000	11/1/2025	5,218,950
3,000,000	Jonesboro, Arkansas Residential Housing and Health
	Care Facilities Revenue Bonds (St. Bernards Regional
	Medical Center) (AMBAC Insured)	5.800	7/1/2011	3,068,940
875,000	Pope County, Arkansas Pollution Control Revenue Bonds
	(Arkansas Power and Light Company Project)(FSA Insured)	6.300	12/1/2016	876,908

	Total Arkansas			12,242,218

California (10.5%)
3,950,000	Anaheim, California Public Financing Authority Lease
	Revenue Bonds (Public Improvements Project) (Series A)
	(FSA Insured)(d)	6.000	9/1/2024	4,608,860
5,000,000	California Infrastructure & Economic Bank Revenue
	Bonds (Bay Area Toll Bridges) (1st Lien-A)(b)	5.000	7/1/2025	5,385,400
105,000	California Rural Home Mortgage Finance Authority
	Single Family Mortgage Revenue Bonds (Series D)
	(GNMA/FNMA Insured)(Subject to ‘AMT’)	7.100	6/1/2031	105,118
5,000,000	California State Department of Water Resources Supply
	Revenue Bonds (Series A) (AMBAC Insured)(b,d)	5.375	5/1/2018	5,464,150
2,000,000	California State General Obligation Bonds
	(AMBAC Insured)	6.300	9/1/2010	2,203,540
3,000,000	California State Public Works Board Lease Revenue
	Bonds (Department of Corrections State Prison)	7.400	9/1/2010	3,401,430
4,000,000	California State Public Works Board Lease Revenue
	Bonds (UCLA Replacement Hospital) (Series A)(FSA Insured)	5.375	10/1/2015	4,301,160
1,500,000	California State Revenue General Obligation Bonds	7.000	8/1/2006	1,512,090
2,000,000	California State Revenue General Obligation Bonds	5.250	11/1/2021	2,104,920
10,000,000	California State Revenue General Obligation Bonds(d)	5.250	4/1/2029	10,433,300
10,000,000	California State University Revenue Bonds
	(MBIA Insured) (Series C)	5.000	11/1/2030	10,351,600
1,000,000	California State Unrefunded Balance General
	Obligation Bonds	5.250	12/1/2019	1,048,800
300,000	California State Unrefunded General Obligation Bonds
	(MBIA Insured)	6.000	8/1/2016	301,809
2,000,000	California State Veterans General Obligation Revenue
	Bonds (FGIC) (Series AT)	9.500	2/1/2010	2,372,660
105,000	Central Valley Financing Authority Cogeneration
	Project Revenue Bonds (Carson Ice-Gen Project)	6.000	7/1/2009	105,155
4,030,000	Contra Costa County, California Home Mortgage Revenue
	Bonds Revenue Bonds (GNMA Insured)
	(Escrowed to Maturity)(b)	7.500	5/1/2014	4,919,058

The accompanying notes to the financial statements are an integral part of this schedule.

171

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

California — continued
$5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	7.050%	1/1/2009	$5,437,650
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	7.100	1/1/2011	5,682,700
6,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	7.150	1/1/2013	6,829,440
7,145,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A)(b)	7.150	1/1/2014	8,132,725
420,000	Golden West Schools Financing Authority California
	Revenue Bonds (Series A) (MBIA Insured)	5.800	2/1/2022	488,342
3,015,000	Los Angeles, California Department of Water & Power
	Waterworks Revenue Bonds	5.000	7/1/2025	3,127,279
2,385,000	Orange County, California Recovery Certificates Of
	Participation Bonds (Series A)(MBIA Insured)(b)	5.800	7/1/2016	2,440,952
5,000,000	Pittsburg, California Redevelopment Agency Tax
	Allocation Bonds (Los Medanos Community
	Development Project) (AMBAC Insured)	Zero Coupon	8/1/2024	2,074,650
4,200,000	Pomona, California Single Family Mortgage Revenue
	Bonds (Series A) (GNMA/FNMA Insured)(b)	7.600	5/1/2023	5,301,912
1,500,000	San Bernardino County, California Single Family
	Mortgage Revenue Bonds (Series A) (GNMA Insured)(b)	7.500	5/1/2023	1,880,520
1,500,000	San Francisco, California Bay Area Rapid Transit
	District Sales Tax Revenue Bonds (AMBAC Insured)	6.750	7/1/2010	1,677,915
15,000,000	San Joaquin Hills Transportation Corridor Agency,
	California Toll Road Revenue Bonds(b)	7.650	1/1/2013	16,265,400
2,760,000	San Jose, California Redevelopment Agency Tax
	Allocation Bonds (Series A) (MBIA Insured)	5.000	8/1/2025	2,852,681
10,000,000	Southern California Public Power Authority Power
	Project Revenue Bonds (Magnolia Power Project)
	(Series A) (2003-1) (AMBAC Insured)	5.000	7/1/2036	10,247,200

	Total California			131,058,416

Colorado (5.4%)
5,000,000	Colorado Department of Transportation Revenue Bonds
	(Series A) (FGIC insured)	5.000	12/15/2016	5,282,750
2,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Bromley East Project) (Series A)(b)	7.250	9/15/2030	2,323,580
570,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2021	582,631
1,280,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2030	1,302,285
2,825,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Classical Academy)(b)	7.250	12/1/2030	3,313,725
660,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Pinnacle Charter School Project)(b)	5.250	12/1/2011	681,457

The accompanying notes to the financial statements are an integral part of this schedule.

172

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Colorado — continued
$1,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project)(b)	5.750%	6/1/2016	$1,090,210
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project)(b)	6.125	6/1/2021	830,542
6,250,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project)(b)	6.250	6/1/2031	6,956,938
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Evangelical Lutheran Good Samaritan)	6.250	12/1/2010	1,079,350
5,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Evangelical Lutheran Good Samaritan)	6.800	12/1/2020	5,616,500
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.500	9/1/2020	1,088,300
500,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.600	9/1/2025	543,050
180,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-2) (Subject to’AMT’)	7.450	10/1/2016	182,525
115,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-3)	7.250	4/1/2010	116,804
730,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series B-3)	6.700	8/1/2017	747,827
85,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series C-3) (FHA/VA Insured)	7.150	10/1/2030	85,760
65,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series A-3)	7.000	11/1/2016	65,070
855,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series D-2) (Subject to ‘AMT’)	6.350	11/1/2029	880,530
70,000	Colorado Water Resources and Power Development
	Authority Clean Water Revenue Unrefunded Bonds
	(Series A) (FSA Insured)	6.250	9/1/2013	70,126
3,525,000	Colorado Water Resources and Power Development
	Authority Small Water Resources Revenue Bonds
	(Series A) (FGIC Insured)	5.250	11/1/2021	3,725,255
5,000,000	Denver, Colorado City and County Airport Revenue Bonds
	(Series A)	5.000	11/15/2022	5,184,150
6,000,000	Denver, Colorado City and County Bonds	5.600	10/1/2029	6,572,760
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2010	204,724
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2011	204,448
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A) (ACA/CBI Insured)	6.250	12/1/2016	2,131,300
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2007	1,815,232
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2008	1,748,515

The accompanying notes to the financial statements are an integral part of this schedule.

173

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Colorado — continued
$1,885,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	12/1/2008	$1,699,478
3,000,000	Larimer County, Colorado School District # R 1
	Poudre Valley (MBIA/IBC Insured)	7.000%	12/15/2016	3,695,970
4,000,000	Northwest Parkway Public Highway Authority, Colorado
	Capital Appreciation Revenue Bonds (Series C)
	(AMBAC Insured)(e)	Zero Coupon	6/15/2011	3,386,440
3,500,000	Regional Transportation District, Colorado, Sales Tax
	Revenue Bonds (Series B) (AMBAC Insured)(b)	5.500	11/1/2021	3,824,835

	Total Colorado			67,033,067

Connecticut (0.5%)
2,000,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University) (Series W)	5.125	7/1/2027	2,069,680
4,000,000	Connecticut State Special Tax Obligation Revenue Bonds
	(Transportation Infrastructure) (Series B)	6.500	10/1/2010	4,432,920

	Total Connecticut			6,502,600

District of Columbia (0.6%)
7,570,000	District of Columbia Tobacco Settlement Financing
	Corporation Revenue Bonds	6.250	5/15/2024	8,022,080

	Total District of Columbia			8,022,080

Florida (1.5%)
488,000	Brevard County, Florida Housing Finance Authority
	Homeowner Mortgage Revenue Bonds (Series B)
	(GNMA Insured)	6.500	9/1/2022	491,148
1,170,000	Clay County, Florida Housing Finance Authority Single
	Family Mortgage Revenue Bonds (GNMA/FNMA Insured)
	(Subject to ‘AMT’)	6.000	4/1/2029	1,182,858
750,000	Florida Intergovernmental Finance Commission Capital
	Revenue Bonds(b)	5.125	5/1/2021	797,272
620,000	Florida State Board of Education Capital Outlay
	Unrefunded General Obligation Bonds (MBIA Insured)	9.125	6/1/2014	767,045
1,520,000	Florida State Revenue Bonds (JacksonvilleTransportation)	5.000	7/1/2019	1,553,075
2,000,000	Highlands County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
	(Series A)(b)	6.000	11/15/2031	2,230,740
1,500,000	Jacksonville, Florida Health Facilities Authority
	Revenue Bonds (Series C)(b)	5.750	8/15/2015	1,612,770
1,145,000	Leon County, Florida Educational Facilities Authority
	Certificates of Participation(b)	8.500	9/1/2017	1,563,864
105,000	Manatee County, Florida Housing Finance Authority
	Single Family Mortgage Revenue Bonds (Series 1)
	(GNMA/FNMA/ FHLMC Insured) (Subject to ‘AMT’)	7.200	5/1/2028	106,715

The accompanying notes to the financial statements are an integral part of this schedule.

174

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Florida — continued
$1,320,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health Systems)(b)	5.750%	11/15/2008	$1,384,838
1,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health Systems)(b)	5.850	11/15/2010	1,086,790
2,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Orlando Regional Healthcare System)
	(Series A) (MBIA Insured)	6.250	10/1/2018	2,339,920
565,000	Orange County, Florida Housing Finance Authority
	Homeowner Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	9/1/2028	569,853
2,500,000	Orlando, Florida Utilities Community Water & Electric
	Revenue Bonds	5.250	10/1/2019	2,654,475
140,000	Palm Beach County, Florida Housing Finance Authority
	Single Family Homeowner Revenue Bonds (Series A-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	10/1/2027	141,203

	Total Florida			18,482,566

Georgia (2.9%)
6,900,000	Bibb County, Georgia Authority Environmental
	Improvement Revenue Bonds(c)	4.850	12/1/2009	6,978,315
2,000,000	Brunswick, Georgia Water and Sewer Revenue Refunding
	Bonds (MBIA Insured)	6.000	10/1/2011	2,125,540
1,500,000	Brunswick, Georgia Water and Sewer Revenue Refunding
	Bonds (MBIA Insured)	6.100	10/1/2019	1,744,215
1,560,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (C/O Memorial Medical Center)	5.750	1/1/2029	1,652,929
1,000,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (Memorial Health University Medical Center)	6.125	1/1/2024	1,073,850
5,000,000	Cherokee County, Georgia Water and Sewer Authority
	Revenue Refunding Bonds (MBIA Insured)	5.500	8/1/2018	5,553,050
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2009	1,071,360
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2010	1,094,560
2,000,000	Georgia State General Obligation Bonds (Series B)	5.650	3/1/2012	2,197,160
3,500,000	Georgia State General Obligation Bonds (Series D)	5.000	8/1/2012	3,735,340
2,500,000	Milledgeville-Balswin County, Georgia Development
	Authority Revenue Bonds	5.500	9/1/2024	2,611,825
5,000,000	Rockdale County, Georgia Water and Sewer Authority
	Revenue Bonds (Series A) (MBIA Insured)(b)	5.500	7/1/2025	5,348,950
1,500,000	Savannah, Georgia Economic Development Authority
	Student Housing Revenue Bonds (State University
	Project) (Series A) (ACA Insured)	6.750	11/15/2020	1,642,710

	Total Georgia			36,829,804

The accompanying notes to the financial statements are an integral part of this schedule.

175

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Hawaii (1.7%)
$7,330,000	Hawaii State Highway Revenue Bonds	5.500%	7/1/2018	$8,141,064
10,000,000	Honolulu, Hawaii City & County Revenue Bonds	5.250	3/1/2027	10,508,000
2,555,000	Honolulu, Hawaii City & County Revenue Bonds
	(Unrefunded Balance) (Series A) (FGIC Insured)	6.250	4/1/2014	2,922,843

	Total Hawaii			21,571,907

Idaho (0.4%)
1,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2007	966,110
3,115,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2010	2,643,576
2,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2011	1,626,800

	Total Idaho			5,236,486

Illinois (8.8%)
2,000,000	Broadview, Illinois Tax Increment Tax Allocation Bonds	5.250	7/1/2012	2,050,140
1,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.375	7/1/2015	1,023,080
10,000,000	Chicago, Illinois Capital Appreciation City Colleges
	General Obligation Bonds (FGIC Insured)	Zero Coupon	1/1/2024	4,364,400
3,000,000	Chicago, Illinois Lakefront Millennium Project
	General Obligation Bonds (MBIA Insured)(e)	Zero Coupon	7/1/2006	3,207,780
2,500,000	Chicago, Illinois O’hare International Airport
	Revenue Bonds (Series A) (FGIC Insured)	5.000	1/1/2033	2,559,500
30,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series A) (GNMA/FNMA/FHLMC Insured)
	(Subject to’AMT’)	7.250	9/1/2028	30,203
265,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to’AMT’)	7.050	10/1/2030	264,693
155,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to’AMT’)	7.000	3/1/2032	159,342
7,200,000	Chicago, Illinois Tax Increment Capital Appreciation
	Tax Allocation Bonds (Series A) (ACA Insured)	Zero Coupon	11/15/2014	4,646,088
1,000,000	Cook County, Illinois Community Consolidated
	School District #15 Palatine Capital Appreciation
	General Obligation Bonds (FGIC Insured)(b)	Zero Coupon	12/1/2014	688,440
2,500,000	Cook County, Illinois General Obligation Bonds
	(Series A) (MBIA Insured)	6.250	11/15/2011	2,796,425
1,250,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2011	1,528,662
1,565,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2014	2,041,480
1,815,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2016	2,448,090

The accompanying notes to the financial statements are an integral part of this schedule.

176

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Illinois — continued
$1,000,000	Du Page County, Illinois General Obligation Bonds
	(Stormwater Project)	5.600%	1/1/2021	$1,108,570
1,710,000	Du Page, Cook & Will Counties, Illinois Community
	College District Number 502	5.000	1/1/2017	1,789,686
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B)	6.000	5/15/2021	1,082,370
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B)	6.000	5/15/2026	1,078,610
4,900,000	Illinois Educational Facilities Authority Revenue
	Bonds (Northwestern University)	5.250	11/1/2032	5,200,860
1,000,000	Illinois Educational Facilities Authority Student
	Housing Revenue Bonds (University Center Project)	6.625	5/1/2017	1,104,070
380,000	Illinois Health Facilities Authority Prerefunded
	Revenue Bonds (Series B) (MBIA/IBC Insured)	5.250	8/15/2018	396,682
1,600,000	Illinois Health Facilities Authority Revenue Bonds
	(Bethesda Home and Retirement)(Series A)	6.250	9/1/2014	1,674,560
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Centegra Health Systems)	5.250	9/1/2018	2,019,100
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Lutheran General Health Care Facilities)(FSA Insured)	6.000	4/1/2018	2,253,880
2,500,000	Illinois Health Facilities Authority Revenue Bonds
	(Passavant Memorial Area Hospital Association)	6.000	10/1/2024	2,678,275
1,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Riverside Health System)(b)	6.850	11/15/2029	1,136,570
4,180,000	Illinois Health Facilities Authority Revenue Bonds
	(Rush-Presbyterian-St. Lukes) (Series A)(MBIA Insured)	5.250	11/15/2014	4,345,528
3,980,000	Illinois Health Facilities Authority Revenue Bonds
	(Swedish American Hospital)(b)	6.875	11/15/2030	4,421,541
4,655,000	Illinois Health Facilities Authority Revenue Bonds
	(Thorek Hospital and Medical Center)	5.250	8/15/2018	4,718,680
2,120,000	Illinois Health Facilities Authority Unrefunded
	Revenue Bonds (Series B) (MBIA/IBC Insured)	5.250	8/15/2018	2,193,225
7,900,000	Illinois State Sales Tax Revenue Bonds (Second Series)	5.750	6/15/2018	8,948,567
3,065,000	Illinois State Sales Tax Revenue Bonds (Series L)	7.450	6/15/2012	3,639,013
3,035,000	McHenry County, Illinois Community High School
	District #157 General Obligation Bonds (FSA Insured)	9.000	12/1/2017	4,307,879
4,000,000	McLean County, Illinois Bloomington — Normal Airport
	Central Illinois Regional Authority Revenue Bonds
	(Subject to ‘AMT’)	6.050	12/15/2019	4,052,360
1,410,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (FGIC Insured)	5.250	12/15/2028	1,457,348
1,115,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series A)(b)	5.500	6/15/2015	1,235,375

The accompanying notes to the financial statements are an integral part of this schedule.

177

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Illinois — continued
$885,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series A) (FGIC Insured)	5.500%	6/15/2015	$972,057
17,505,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	Zero Coupon	6/15/2020	9,148,288
3,100,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	6/15/2024	1,336,131
2,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	12/15/2024	842,220
7,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series B) (MBIA Insured)(e)	Zero Coupon	6/15/2012	5,479,180
3,000,000	Regional Transportation Authority, Illinois Revenue
	Bonds (Series A) (FGIC Insured)	6.700	11/1/2021	3,620,820

	Total Illinois			110,049,768

Indiana (1.1%)
2,665,000	Avon, Indiana Community School Building Corporation
	Unrefunded Balance Revenue Bonds (First Mortgage)
	(AMBAC Insured)(b)	5.250	1/1/2022	2,724,909
700,000	Ball State University, Indiana University Student Fee
	Revenue Bonds (Series K) (FGIC Insured)	5.750	7/1/2020	759,619
1,250,000	East Chicago, Indiana Elementary School Building
	Corporation Revenue Bonds	6.250	1/5/2016	1,390,500
180,000	Indiana State Housing Authority Single Family Mortgage
	Revenue Bonds (Series C-2) (GNMA Insured)	5.250	7/1/2017	181,861
250,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A)	6.800	12/1/2016	290,888
570,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (AMBAC Insured)(b)	5.750	6/1/2012	622,799
985,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (MBIA/IBC Insured)(b)	7.250	6/1/2015	1,107,022
3,565,000	Indiana Transportation Finance Authority Highway
	Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured)	7.250	6/1/2015	4,219,071
2,120,000	Purdue University, Indiana Revenue Bonds (Student
	Fees) (Series L)	5.000	7/1/2020	2,186,229

	Total Indiana			13,482,898

Iowa (1.0%)
2,085,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2011	2,126,095
3,125,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2011	3,163,969

The accompanying notes to the financial statements are an integral part of this schedule.

178

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Iowa — continued
$4,500,000	Iowa Finance Authority Health Care Facilities Revenue
	Bonds (Genesis Medical Center)	6.250%	7/1/2025	$4,821,930
2,000,000	Iowa Finance Authority Single Family Revenue Bonds
	(Series E)(f)	5.000	1/1/2037	1,990,540

	Total Iowa			12,102,534

Kansas (1.1%)
1,255,000	Kansas City, Kansas Utility System Capital
	Appreciation Revenue Bonds (AMBAC Insured)(b)	Zero Coupon	3/1/2007	1,216,986
920,000	Kansas City, Kansas Utility System Capital
	Appreciation Unrefunded Revenue Bonds
	(AMBAC Insured)	Zero Coupon	3/1/2007	892,069
1,000,000	Kansas State Development Finance Authority
	Health Facilities Revenue Bonds (Stormont
	Vail Healthcare) (Series K)	5.375	11/15/2024	1,050,910
2,000,000	Olathe, Kansas Health Facilities Revenue Bonds
	(Olathe Medical Center Project) (Series A)
	(AMBAC Insured)	5.500	9/1/2025	2,107,460
825,000	Salina, Kansas Hospital Revenue Bonds	5.000	10/1/2036	832,672
385,000	Sedgwick and Shawnee Counties, Kansas Single Family
	Mortgage Revenue Bonds (Series A-2) (GNMA Insured) 6.700		6/1/2029	394,675
2,300,000	University of Kansas Hospital Authority Health
	Facilities Revenue Bonds	5.500	9/1/2022	2,411,090
4,350,000	Wyandotte County/Kansas City, Kansas Unified
	Government Special Obligation Revenue Bonds
	(2nd Lien-B)	5.000	12/1/2020	4,455,574

	Total Kansas			13,361,436

Kentucky (0.4%)
5,345,000	Kentucky State Turnpike Authority Economic
	Development Revenue Bonds (Revitalization
	Project) (FGIC Insured)	Zero Coupon	1/1/2010	4,610,276

	Total Kentucky			4,610,276

Louisiana (1.8%)
850,000	Jefferson Parish, Louisiana Home Mortgage
	Authority Single Family Mortgage Revenue
	Bonds (Series A-2) (GNMA/FNMA Insured)
	(Subject to ‘AMT’)	7.500	12/1/2030	880,294
335,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series D-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500	6/1/2026	339,992
525,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.800	12/1/2026	547,580

The accompanying notes to the financial statements are an integral part of this schedule.

179

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Louisiana — continued
$285,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.050%	6/1/2031	$292,276
3,000,000	Louisiana Public Facilities Authority Hospital Revenue
	Bonds (Lake Charles Memorial) (AMBAC/TCRS Insured)	8.625	12/1/2030	3,620,850
500,000	Louisiana Public Facilities Authority Revenue Bonds	5.000	7/1/2031	502,340
6,500,000	New Orleans, Louisiana General Obligation Bonds
	(AMBAC Insured)	Zero Coupon	9/1/2012	4,929,145
3,000,000	Orleans Parish, Louisiana School Board
	Administration Offices Revenue Bonds (MBIA Insured)(b)	8.950	2/1/2008	3,260,760
2,605,000	Regional Transportation Authority, Louisiana Sales
	Tax Revenue Bonds (Series A) (FGIC Insured)	8.000	12/1/2012	3,190,474
4,200,000	Tobacco Settlement Financing Corporation,
	Louisiana Revenue Bonds (Series 2001-B)	5.500	5/15/2030	4,358,256

	Total Louisiana			21,921,967

Maryland (0.9%)
1,250,000	Frederick County, Maryland Educational Facilities
	Revenue Bonds (Mount Saint Mary’s College) (Series A)	5.750	9/1/2025	1,294,012
1,865,000	Maryland State Economic Development Corporation
	Revenue Bonds (Lutheran World Relief)	7.200	4/1/2025	2,014,853
1,550,000	Maryland State Economic Development Corporation
	Student Housing Revenue Bonds (Sheppard Pratt)
	(ACA Insured)	6.000	7/1/2033	1,622,990
1,000,000	Maryland State Health and Higher Educational
	Facilities Authority Revenue Bonds (University of
	Maryland Medical System)	6.000	7/1/2022	1,079,860
4,500,000	Morgan State University, Maryland Academic and
	Auxiliary Facilities Fees Revenue Bonds (MBIA Insured)	6.050	7/1/2015	5,017,410
30,000	Prince George’s County, Maryland Housing Authority
	Single Family Mortgage Revenue Bonds (Series A)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.400	8/1/2032	30,115
425,000	Westminster, Maryland Education Facilities Revenue
	Bonds (McDaniel College)	5.500	4/1/2027	440,521

	Total Maryland			11,499,761

Massachusetts (1.6%)
5,000,000	Massachusetts Bay Transportation Authority Sales Tax
	Revenue Bonds (Series B) (MBIA Insured)	5.500	7/1/2025	5,706,750
4,935,000	Massachusetts State Construction Lien General
	Obligation Bonds (Series A) (FGIC-TCRS)	5.250	1/1/2013	5,313,268
725,000	Massachusetts State Development Finance Agency Revenue
	Bonds (Devens Electric Systems)	5.625	12/1/2016	762,258
2,000,000	Massachusetts State General Obligation Bonds (Series B)(b)	6.500	8/1/2008	2,105,780
2,500,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Daughters of Charity) (Series D)(b)	6.100	7/1/2014	2,510,125

The accompanying notes to the financial statements are an integral part of this schedule.

180

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Massachusetts — continued
$1,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Partners Healthcare System)
	(Series C)	6.000%	7/1/2016	$1,098,560
3,000,000	Massachusetts State School Building Authority
	Dedicated Sales Tax Revenue Bonds (Series A)
	(MBIA Insured)	5.000	8/15/2027	3,114,900

	Total Massachusetts			20,611,641

Michigan (2.6%)
545,000	Chelsea, Michigan Economic Development Corporation
	Obligation Revenue Bonds (United Methodist Retirement)	4.900	11/15/2006	542,815
2,000,000	East Lansing, Michigan Building Authority General
	Obligation Bonds	5.700	4/1/2020	2,288,520
1,500,000	Livonia, Michigan Public Schools School District
	General Obligation Bonds (FGIC Insured)(b)	Zero Coupon	5/1/2009	1,331,475
1,380,000	Michigan Public Power Agency Revenue Bonds
	(Combustion Turbine #1 Project) (Series A)
	(AMBAC Insured)	5.250	1/1/2016	1,462,234
45,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Detroit Medical Center)	8.125	8/15/2012	45,111
2,825,000	Michigan State Hospital Finance Authority Revenue
	Bonds (MBIA Insured)(b)	5.375	8/15/2014	2,989,302
175,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Series P) (MBIA Insured)(b)	5.375	8/15/2014	186,016
2,750,000	Michigan State Hospital Finance Authority Revenue
	Refunding Bonds (Crittenton Hospital) (Series A)	5.500	3/1/2022	2,901,662
5,000,000	Michigan State Trunk Line Fund Revenue Bonds
	(FSA Insured)	5.000	11/1/2022	5,246,600
4,500,000	Rochester, Michigan Community School District
	(MBIA Insured)	5.000	5/1/2019	4,806,450
3,320,000	Sault Ste. Marie, Michigan Chippewa Indians Housing
	Authority Revenue Bonds (Tribal Health and Human
	Services Center)	7.750	9/1/2012	3,337,928
2,000,000	St. Clair County, Michigan Economic Development
	Corporation Revenue Bonds (Detroit Edison) (Series AA)
	(AMBAC Insured)	6.400	8/1/2024	2,146,120
990,000	Summit Academy North, Michigan Public School Academy
	Certificates of Participation(b)	6.550	7/1/2014	1,093,811
690,000	Summit Academy North, Michigan Public School Academy
	Certificates of Participation(b)	8.375	7/1/2030	808,935
3,560,000	Wayne State University, Michigan University Revenue
	Bonds (FGIC Insured)	5.125	11/15/2029	3,687,163

	Total Michigan			32,874,142

The accompanying notes to the financial statements are an integral part of this schedule.

181

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Minnesota (4.2%)
$750,000	Chaska, Minnesota Electric Revenue Bonds (Refining
	Generating Facilities) (Series A)	5.250%	10/1/2025	$789,795
800,000	Minneapolis and St. Paul, Minnesota Housing &
	Redevelopment Authority Healthcare System
	(Healthpartners Obligation Group Project)	6.000	12/1/2021	868,280
2,030,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds(d)	5.000	1/1/2022	2,072,792
7,800,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series A)
	(AMBAC Insured)	5.000	1/1/2035	7,981,194
1,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.125	1/1/2020	1,040,880
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.000	1/1/2031	5,126,850
7,685,000	Minneapolis, Minnesota Community Development
	Agency Tax Increment Revenue Bonds
	(MBIA Insured)	Zero Coupon	3/1/2009	6,857,479
4,915,000	Minnesota Agricultural and Economic Development
	Board Health Care System Pre-refunded Revenue
	Bonds (Fairview Hospital) (Series A) (MBIA Insured)(b)	5.750	11/15/2026	5,164,289
85,000	Minnesota Agricultural and Economic Development
	Board Health Care System Unrefunded Balance Revenue
	Bonds (Fairview Hospital) (Series A) (MBIA Insured)	5.750	11/15/2026	89,063
3,750,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (Augsburg College) (Series 4-F1)	6.250	5/1/2023	3,825,000
1,000,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (College of Art and Design) (Series 5-D)	6.625	5/1/2020	1,066,740
530,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (University of St. Thomas) (Series 5-Y)	5.250	10/1/2019	559,839
3,620,000	Minnesota State General Obligation Bonds	5.250	8/1/2017	3,777,470
1,000,000	Northfield, Minnesota Hospital Revenue Bonds (Series C)	6.000	11/1/2021	1,062,290
1,300,000	Northfield, Minnesota Hospital Revenue Bonds (Series C)	6.000	11/1/2026	1,369,251
2,040,000	Northfield, Minnesota Hospital Revenue Bonds (Series C)	6.000	11/1/2031	2,144,856
2,000,000	St. Louis Park, Minnesota Health Care Facilities
	Revenue Bonds	5.250	7/1/2030	2,053,260
1,690,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Lease Parking Facilities Revenue Bonds
	(Rivercentre Parking Ramp)	6.000	5/1/2013	1,783,034
5,000,000	White Earth Band of Chippewa Indians, Minnesota
	Revenue Bonds (Series A) (ACA Insured)	7.000	12/1/2011	5,279,000

	Total Minnesota			52,911,362

The accompanying notes to the financial statements are an integral part of this schedule.

182

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Missouri (1.2%)
$785,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II Series B)	5.875%	4/1/2017	$816,282
500,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II Series B)	6.000	4/1/2021	523,280
1,000,000	Missouri State Environmental Improvement and
	Energy Resources Authority Water Pollution Revenue
	Bonds (Series A)	5.250	1/1/2018	1,060,400
2,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds	5.000	5/15/2020	2,588,150
3,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds
	(Barnes Jewish, Inc. Christian) (Series A)	5.250	5/15/2014	3,209,190
1,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Lake
	Regional Health Securities Project)	5.600	2/15/2025	1,550,475
1,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Saint
	Anthony’s Medical Center)(b)	6.250	12/1/2030	1,112,660
655,000	Missouri State Health and Educational Facilities
	Authority Revenue Bonds (Lake of the Ozarks)	6.500	2/15/2021	668,585
210,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.450	9/1/2031	211,535
210,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured)	6.550	9/1/2028	218,408
335,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.150	3/1/2032	346,688
2,000,000	St. Charles County, Missouri Francis Howell School
	District General Obligation Bonds (Series A)	5.250	3/1/2018	2,180,400

	Total Missouri			14,486,053

Montana (1.1%)
45,000	Montana State Board of Housing Single Family
	Mortgage Revenue Bonds (Series A-1)	6.000	6/1/2016	45,333
165,000	Montana State Board of Housing Single Family
	Mortgage Revenue Bonds (Series A-2) (Subject to ‘AMT’)	6.250	6/1/2019	166,470
2,385,000	Montana State Board of Investment Refunded
	Balance 1996 Payroll Tax Revenue Bonds (MBIA Insured)(b)	6.875	6/1/2020	2,534,039
775,000	Montana State Board of Investment Refunded
	Revenue Bonds (1996 Payroll Tax) (MBIA Insured)(b)	6.875	6/1/2020	823,430

The accompanying notes to the financial statements are an integral part of this schedule.

183

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Montana — continued
$1,240,000	Montana State Board of Investment Refunded Revenue
	Bonds (Payroll Tax) (MBIA Insured)(b)	6.875%	6/1/2020	$1,317,488
175,000	Montana State Board of Regents Revenue Bonds (Higher
	Education-University of Montana) (Series F)
	(MBIA Insured)(b)	5.750	5/15/2016	191,343
1,165,000	Montana State Board of Regents Revenue Bonds
	(Higher Education-University of Montana) (Series F)
	(MBIA Insured)	5.750	5/15/2016	1,261,357
3,000,000	Montana State Health Facilities Authority Revenue
	Bonds (Hillcrest Senior Living Project)(b)	7.375	6/1/2030	3,427,230
3,860,000	Montana State Hospital Finance Authority Revenue
	Refunding Bonds	5.250	6/1/2018	4,051,456

	Total Montana			13,818,146

Nebraska (1.2%)
2,500,000	Nebraska Public Power District Revenue Bonds
	(Series B) (AMBAC Insured)	5.000	1/1/2013	2,646,300
3,455,000	Omaha, Nebraska Public Power District Revenue Bonds
	(Series B)(b)	6.150	2/1/2012	3,756,276
1,675,000	Omaha, Nebraska Special Assessment Bonds (Riverfront
	Redevelopment Project) (Series A)	5.500	2/1/2015	1,808,883
6,000,000	University of Nebraska Revenue Bonds (Lincoln Student
	Fees & Facilities) (Series B)	5.000	7/1/2023	6,225,360

	Total Nebraska			14,436,819

New Hampshire (0.1%)
1,100,000	New Hampshire State Turnpike System Revenue Bonds
	(Series C) (FGIC Insured)(b,g)	9.779	5/1/2006	1,177,704

	Total New Hampshire			1,177,704

New Jersey (2.0%)
1,250,000	East Orange, New Jersey General Obligation Bonds
	(FSA Insured)(b)	8.400	8/1/2006	1,264,462
2,000,000	Hudson County, New Jersey Certificate Of Participation
	Department of Finance and Administration (MBIA Insured)	6.250	12/1/2015	2,288,240
4,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2017	4,345,840
1,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2018	1,088,400
820,000	New Jersey State Transit Corporation Certificate of
	Participation Bonds (FSA Insured)(b)	6.375	10/1/2006	829,323
3,695,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)(b)	6.500	1/1/2016	4,260,594
260,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)(b)	6.500	1/1/2016	299,837

The accompanying notes to the financial statements are an integral part of this schedule.

184

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

New Jersey — continued
$745,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)	6.500%	1/1/2016	$856,974
5,000,000	New Jersey Transportation Trust Fund Authority Revenue
	Bonds (Transportation System) (Series A) (FSA Insured)	5.500	12/15/2016	5,484,500
2,195,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured)(b)	Zero Coupon	12/15/2007	2,067,032
2,595,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured)(b)	Zero Coupon	12/15/2009	2,257,468

	Total New Jersey			25,042,670

New Mexico (1.5%)
3,315,000	Alamogordo, New Mexico Hospital Revenue Bonds
	(Gerald Champion Memorial Hospital Project)	5.300	1/1/2013	3,383,422
1,300,000	Farmington, New Mexico Utility System Revenue Bonds
	(AMBAC Insured)(b)	9.875	1/1/2008	1,373,866
3,500,000	Jicarilla, New Mexico Apache Nation Revenue Bonds
	(Series A)	5.500	9/1/2023	3,715,635
1,295,000	New Mexico Mortgage Finance Authority Revenue Bonds
	(Series F) (GNMA/FNMA Insured)	7.000	1/1/2026	1,329,784
230,000	New Mexico Mortgage Finance Authority Single Family
	Mortgage Capital Appreciation Revenue Bonds
	(Series D-2) (Subject to ‘AMT’)(e)	Zero Coupon	9/1/2009	193,692
725,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Revenue Bonds (Series C-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	6.950	9/1/2031	747,112
7,500,000	Sandoval County, New Mexico Incentive Payment
	Revenue Bonds	5.000	6/1/2020	7,725,900

	Total New Mexico			18,469,411

New York (9.8%)
6,500,000	Metropolitan Transportation Authority, New York
	Revenue Bonds (Series A) (FGIC Insured)	5.000	11/15/2025	6,723,015
5,000,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series A)	5.500	7/1/2017	5,503,850
4,225,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series O)(b)	5.750	7/1/2013	4,553,916
155,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds	5.800	6/1/2023	160,230
380,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds(b)	5.800	6/1/2023	413,208
4,000,000	New York State Dormitory Authority Revenue
	Bonds (Series B)(e)	5.250	5/15/2012	4,250,200
2,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	7.500	5/15/2013	2,395,600
5,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	5.875	5/15/2017	5,662,500

The accompanying notes to the financial statements are an integral part of this schedule.

185

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

New York — continued
$2,000,000	New York State Local Government Assistance Corporation
	Revenue Bonds (Series E) (MBIA/IBC Insured)	5.250%	4/1/2016	$2,157,100
1,060,000	New York State Mortgage Agency Revenue Bonds
	(Series 26)	5.350	10/1/2016	1,081,539
395,000	New York State Thruway Authority General Prerefunded
	Revenue Bonds (Series E)(b)	5.000	1/1/2016	407,221
2,605,000	New York State Thruway Authority General Unrefunded
	Balance Revenue Bonds (Series E)	5.000	1/1/2016	2,673,694
2,500,000	New York State Thruway Authority Revenue Bonds
	(Series B) (FSA Insured)	5.000	4/1/2015	2,658,775
20,000,000	New York State Urban Development Corporation Revenue
	Bonds (Correctional and Youth Facilities) (Series A)	5.000	1/1/2017	21,015,400
1,620,000	New York State Urban Development Corporation Revenue
	Bonds (Syracuse University Center)	6.000	1/1/2009	1,708,873
1,720,000	New York State Urban Development Corporation Revenue
	Bonds (Syracuse University Center)	6.000	1/1/2010	1,846,265
13,000,000	New York, New York City Transitional Finance Authority
	Revenue Bonds (Future Tax Secured) (Series B)(e)	5.250	2/1/2011	13,764,270
8,940,000	New York, New York City Transitional Finance Authority
	Revenue Bonds (Series A)(e)	5.500	11/1/2011	9,627,575
460,000	New York, New York City Transitional Finance Authority
	Revenue Bonds(b)	5.375	11/15/2021	501,004
2,540,000	New York, New York City Transitional Finance Authority
	Revenue Bonds	5.375	11/15/2021	2,714,930
2,000,000	New York, New York City Water and Sewer System Revenue
	Bonds (Series A) (AMBAC Insured)(b)	5.875	6/15/2012	2,226,820
1,750,000	New York, New York General Obligation Bonds (Series A)	5.500	8/1/2022	1,873,778
12,000,000	New York, New York General Obligation Bonds (Series B)	5.250	8/1/2017	12,723,600
1,000,000	New York, New York General Obligation Bonds (Series G)	5.000	12/1/2026	1,025,910
3,000,000	New York, New York General Obligation Bonds (Series H)
	(FSA/CR Insured)(b)	5.250	3/15/2016	3,141,390
5,000,000	New York, New York General Obligation Bonds (Series I)	5.000	8/1/2016	5,215,750
5,000,000	New York, New York General Obligation Bonds (Series I-1)	5.000	4/1/2023	5,169,650
825,000	Triborough, New York Bridge and Tunnel Authority
	Revenue Bonds (Series Q)(b)	6.750	1/1/2009	864,691

	Total New York			122,060,754

North Carolina (1.8%)
1,475,000	North Carolina Eastern Municipal Power Agency Power
	System Prerefunded Revenue Bonds (Series A)(b)	6.000	1/1/2026	1,762,300
4,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds	5.375	1/1/2017	4,187,560
2,375,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series B)	5.500	1/1/2021	2,394,499
5,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series D)	5.500	1/1/2014	5,364,200

The accompanying notes to the financial statements are an integral part of this schedule.

186

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

North Carolina — continued
$2,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series D)	6.750%	1/1/2026	$2,184,160
250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.500	1/1/2009	264,770
610,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.375	1/1/2013	661,514
4,000,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B) (MBIA Insured)	6.000	1/1/2011	4,374,200
1,000,000	Wake County, North Carolina Industrial, Facilities,
	and Pollution Control Revenue Bonds (Carolina Power
	and Light Company Project)	5.375	2/1/2017	1,048,420

	Total North Carolina			22,241,623

North Dakota (0.9%)
3,500,000	Grand Forks, North Dakota Health Care System Revenue
	Bonds (Altru Health Systems Group)	7.125	8/15/2024	3,862,775
1,340,000	North Dakota State Water Commission Revenue Bonds
	(Southwest Pipeline) (Series A) (AMBAC Insured)	5.750	7/1/2027	1,369,788
2,945,000	South Central Regional Water District, North Dakota
	Utility System Revenue Bonds (Northern Burleigh
	County) (Series A)	5.650	10/1/2029	3,032,201
3,250,000	Ward County, North Dakota Health Care Facilities
	Revenue Bonds (Trinity Medical Center) (Series B)	6.250	7/1/2021	3,319,550

	Total North Dakota			11,584,314

Ohio (2.9%)
2,500,000	Akron, Ohio Certificates of Participation (Akron
	Municipal Baseball Stadium Project)(b,c)	6.900	12/1/2016	2,595,650
875,000	Akron, Ohio Economic Development (MBIA Insured)	6.000	12/1/2012	977,988
1,700,000	Cincinnati, Ohio General Obligation Bonds	5.375	12/1/2019	1,811,486
2,000,000	Lorain County, Ohio Hospital Revenue Bonds (Catholic
	Healthcare Partners)	5.400	10/1/2021	2,100,240
2,000,000	Lucas County, Ohio Health Care Facilities Revenue
	Bonds (Sunset Retirement) (Series A)	6.550	8/15/2024	2,092,140
2,000,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center)(b)	6.750	4/1/2018	2,233,600
2,500,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center)(b)	6.750	4/1/2022	2,792,000
2,000,000	Ohio State Higher Education Faculty Revenue Bonds
	(Case Western Reserve University)	6.500	10/1/2020	2,395,060
4,000,000	Ohio State Infrastructure Improvement Revenue Bonds
	(Series B)(b)	5.250	3/1/2014	4,283,160
2,000,000	Ohio State Turnpike Commission Turnpike Revenue Bonds
	(Series A) (FGIC Insured)	5.500	2/15/2024	2,272,260
5,645,000	Ohio State Water Development Authority Water Pollution
	Control Revenue Bonds	5.000	12/1/2015	5,967,330

The accompanying notes to the financial statements are an integral part of this schedule.

187

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Ohio — continued
$750,000	Port of Greater Cincinnati Development Authority
	Revenue Bonds	5.000%	10/1/2025	$761,535
1,610,000	Reynoldsburg, Ohio City School District (FSA Insured)	5.000	12/1/2028	1,669,023
2,115,000	University of Akron, Ohio General Receipts Revenue
	Bonds (FGIC Insured)(b)	5.500	1/1/2020	2,262,606
2,545,000	University of Cincinnati, Ohio General Receipts
	Revenue Bonds (Series D) (AMBAC insured)	5.000	6/1/2016	2,684,950

	Total Ohio			36,899,028

Oklahoma (0.7%)
2,595,000	Bass, Oklahoma Memorial Baptist Hospital Authority
	Hospital Revenue Bonds (Bass Memorial
	Hospital Project)(b)	8.350	5/1/2009	2,764,350
1,040,000	Oklahoma Development Finance Authority Hospital
	Revenue Bonds (Unity Health Center Project)	5.000	10/1/2011	1,065,189
165,000	Oklahoma Housing Finance Agency Single Family Mortgage
	Revenue Bonds (Series C-2) (Subject to ‘AMT’)	7.550	9/1/2028	171,171
225,000	Oklahoma Housing Finance Agency Single Family Mortgage
	Revenue Bonds (Series D-2) (GNMA/FNMA Insured)
	(Subject to ‘AMT’)	7.100	9/1/2028	232,450
1,500,000	Oklahoma State Municipal Power Authority Revenue
	Bonds (Series B) (MBIA Insured)	5.875	1/1/2012	1,616,055
2,900,000	Payne County, Oklahoma Economic Development
	Authority Student Housing Revenue Bonds (Collegiate
	Housing Foundation) (Series A)(b)	6.375	6/1/2030	3,223,408

	Total Oklahoma			9,072,623

Pennsylvania (1.8%)
1,600,000	Allegheny County, Pennsylvania Hospital Development
	Authority Revenue Bonds (Allegheny General Hospital
	Project) (Series A) (MBIA Insured)(b)	6.200	9/1/2015	1,653,360
2,480,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series B)	6.000	12/15/2010	2,590,310
2,145,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series C)	6.550	12/15/2017	2,330,714
2,575,000	Allegheny County, Pennsylvania Sanitation Authority
	Sewer Interest Compensatory Revenue Bonds
	(Series A) (FGIC Insured)	Zero Coupon	6/1/2008	2,380,794
3,200,000	Carbon County, Pennsylvania Industrial
	Development Authority Revenue Bonds (Panther
	Creek Partners Project) (Subject to ‘AMT’)	6.650	5/1/2010	3,364,352
2,000,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2016	1,281,820

The accompanying notes to the financial statements are an integral part of this schedule.

188

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Pennsylvania — continued
$1,520,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2017	$925,315
2,000,000	Lancaster County, Pennsylvania Hospital Authority
	Revenue Bonds	5.500%	3/15/2026	2,099,800
3,170,000	Millcreek Township, Pennsylvania School District
	General Obligation Bonds (FGIC Insured)(b)	Zero Coupon	8/15/2009	2,793,341
435,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project)	6.750	11/15/2024	456,541
1,880,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project)	6.750	11/15/2030	1,974,320
1,000,000	York County, Pennsylvania Solid Waste & Refuse
	Authority Solid Waste System Revenue Bonds
	(FGIC Insured)	5.500	12/1/2012	1,092,010

	Total Pennsylvania			22,942,677

Puerto Rico (0.4%)
4,955,000	Puerto Rico Industrial Tourist Educational Medical and
	Environmental Central Facilities Revenue Bonds (AES
	Cogen Facilities Project) (Subject to ‘AMT’)	6.625	6/1/2026	5,408,828

	Total Puerto Rico			5,408,828

South Carolina (2.0%)
1,000,000	Greenwood County, South Carolina Hospital Revenue
	Bonds (Self Memorial Hospital)	5.500	10/1/2026	1,031,040
4,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	6.250	1/1/2021	4,793,040
5,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	5.000	1/1/2022	5,010,650
605,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds
	(Palmetto Health Alliance) (Series C)	6.875	8/1/2027	686,935
4,895,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds
	(Palmetto Health Alliance) (Series C)(b)	6.875	8/1/2027	5,748,590
5,000,000	South Carolina State Public Service Authority
	Referendum Revenue Bonds (Series D) (FSA Insured)	5.000	1/1/2020	5,203,500
2,000,000	Spartanburg, South Carolina Waterworks Revenue
	Bonds (FGIC Insured)	5.250	6/1/2028	2,115,840

	Total South Carolina			24,589,595

The accompanying notes to the financial statements are an integral part of this schedule.

189

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

South Dakota (0.7%)
$5,000,000	South Dakota Educational Enhancement Funding
	Corporation Tobacco Settlement (Series B)	6.500%	6/1/2032	$5,424,950
1,170,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.)	5.625	4/1/2032	1,197,132
2,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.) (ACA/CBI Insured)	5.650	4/1/2022	2,044,860

	Total South Dakota			8,666,942

Tennessee (1.5%)
2,000,000	Carter County, Tennessee Industrial Development Board
	Revenue Bonds	4.150	10/1/2007	2,002,120
2,000,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities and Project Revenue Bonds (Federal
	Express Corporation)	5.350	9/1/2012	2,118,540
4,500,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities Revenue Bonds (Federal Express
	Corporation)	5.050	9/1/2012	4,700,205
4,155,000	Metropolitan Government, Nashville and Davidson
	County, Tennessee Industrial Development Board Revenue
	Bonds (Series A) (GNMA Insured)	6.625	3/20/2036	4,538,049
5,000,000	Shelby County, Tennessee Health Educational and
	Housing Facilities Board Revenue Bonds (St. Jude
	Children’s Research Project)	5.375	7/1/2024	5,166,600

	Total Tennessee			18,525,514

Texas (10.7%)
7,000,000	Alliance Airport Authority Income Texas Facilities
	Revenue Bonds(f)	4.850	4/1/2021	6,933,780
11,000,000	Alliance Airport, Texas Income Authority Special
	Facilities Revenue Bonds (Federal Express Corporation
	Project) (Subject to ‘AMT’)	6.375	4/1/2021	11,226,820
2,000,000	Amarillo, Texas Health Facilities Corporation Revenue
	Bonds (Baptist St. Anthony’s Hospital Corporation)
	(FSA Insured)	5.500	1/1/2017	2,189,060
750,000	Arlington, Texas General Obligation Bonds(b)	5.375	8/15/2016	799,298
1,055,000	Arlington, Texas General Obligation Bonds(b)	5.500	8/15/2019	1,129,525
2,165,000	Arlington, Texas Independent School District Capital
	Appreciation Refunding General Obligation Bonds
	(PSF/GTD Insured)	Zero Coupon	2/15/2009	1,936,376
2,500,000	Austin, Texas Higher Education Authority, Inc.
	University Revenue Bonds (St. Edwards
	University Project)	5.750	8/1/2031	2,576,475
2,250,000	Austin, Texas Utility System Revenue Bonds
	(FGIC Insured)	6.000	11/15/2013	2,490,840

The accompanying notes to the financial statements are an integral part of this schedule.

190

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Texas — continued
$7,000,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial Services
	Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2008	$6,334,930
8,100,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial Services
	Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2009	7,039,791
1,930,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dymaxion and
	Marrach Park Apartments) (Series A) (MBIA Insured)	6.000%	8/1/2023	2,028,025
1,720,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Pan American
	Apartments) (Series A-1) (GNMA Insured)	7.000	3/20/2031	1,921,154
1,000,000	Bluebonnet Trails Community Mental Health and Mental
	Retardation Revenue Bonds	6.125	12/1/2016	1,039,830
3,950,000	Colorado River, Texas Municipal Water District Revenue
	Bonds (MBIA Insured)	5.000	1/1/2014	3,984,602
500,000	Corpus Christi, Texas General Obligation Bonds
	(Series A) (FSA Insured)	5.000	3/1/2012	528,130
1,000,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’)	5.500	11/1/2016	1,059,240
500,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (Subject to ‘AMT’)	5.500	11/1/2017	528,175
4,000,000	Dallas-Fort Worth, Texas Regional Airport Revenue
	Refunding Bonds (Series A) (MBIA Insured)	6.000	11/1/2012	4,000,000
1,375,000	Deer Park, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	5.000	2/15/2013	1,454,228
2,285,000	Denton, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250	2/15/2009	2,436,975
3,210,000	Denton, Texas Utility System Revenue Bonds (Series A)
	(FSA Insured)	5.250	12/1/2015	3,424,653
1,445,000	Frisco, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250	8/15/2017	1,582,434
7,000,000	Harris County, Houston, Texas General Obligation Bonds
	(MBIA Insured)	Zero Coupon	8/15/2024	2,925,090
2,000,000	Harris County, Texas Health Facilities Development
	Authority Hospital Revenue Bonds (Memorial Hermann
	Healthcare Project) (Series A)(b)	6.375	6/1/2029	2,254,220
8,470,000	Houston, Texas Airport System Revenue Bonds
	(FSA Insured)	5.000	7/1/2027	8,658,542
2,000,000	Houston, Texas Airport System Revenue Bonds (Series A)
	(FSA Insured) (Subject to ‘AMT’)	5.625	7/1/2030	2,085,920
5,000,000	Houston, Texas Water and Sewer System Revenue Bonds
	(Series A) (FSA Insured)(b)	5.750	12/1/2032	5,963,050

The accompanying notes to the financial statements are an integral part of this schedule.

191

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Texas — continued
$5,315,000	Lewisville, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	Zero Coupon	8/15/2019	$2,867,496
1,000,000	Lower Colorado River Authority, Texas Revenue
	Bonds (Series A)	5.875%	5/15/2015	1,064,570
370,000	Mesquite, Texas Independent School District General
	Obligation Bonds (Series A) (PSF/GTD Insured)	6.000	2/15/2020	384,012
2,600,000	North Texas Health Facilities Development Corporation
	Hospital Revenue Bonds (United Regional Healthcare
	System, Inc.)	6.000	9/1/2023	2,772,458
525,000	Nueces County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dolphins Landing
	Apartments Project) (Series A)	6.250	7/1/2010	533,878
1,000,000	Ridge Parc Development Corporation, Texas Multifamily
	Revenue Bonds (GNMA Insured)	6.100	6/20/2033	1,095,380
2,795,000	Ridge Parc Development Corporation, Texas Multifamily
	Revenue Bonds (GNMA Insured)	6.150	11/20/2041	3,009,069
1,365,000	San Antonio, Texas General Obligation Bonds (General
	Improvement)	5.250	2/1/2014	1,434,970
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2018	1,078,020
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2019	1,078,580
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2020	1,073,590
85,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2017	90,959
1,095,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)(b)	6.000	8/15/2017	1,172,471
90,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2018	96,281
1,160,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)(b)	6.000	8/15/2018	1,242,070
95,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	6.000	8/15/2019	101,600
1,180,000	South San Antonio, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)(b)	6.000	8/15/2019	1,263,485
11,615,000	Southeast Texas Housing Finance Corporation
	(MBIA Insured)(b)	Zero Coupon	9/1/2017	6,771,893
1,410,000	Tarrant County, Texas College District General
	Obligation Bonds	5.375	2/15/2013	1,524,097
4,315,000	Texas State Veterans Land Board General Obligation
	Bonds(b)	0.050	7/1/2010	3,667,577
1,000,000	Texas State Water Development Board Revenue Bonds
	(State Revolving) (Series A)	5.250	7/15/2017	1,003,020
2,000,000	Travis County, Texas Health Facilities Development
	Corporation Revenue Bonds (Ascension Health Credit)
	(Series A) (MBIA Insured)(b)	6.250	11/15/2017	2,182,220
315,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2013	348,664

The accompanying notes to the financial statements are an integral part of this schedule.

192

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Texas — continued
$350,000	Westlake, Texas General Obligation Bonds	6.500%	5/1/2015	$384,730
335,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2017	369,870
1,650,000	Westlake, Texas General Obligation Bonds	5.750	5/1/2024	1,755,303
2,000,000	Westlake, Texas General Obligation Bonds	5.800	5/1/2032	2,115,160
430,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.875	8/15/2014	490,733
745,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)(b)	6.875	8/15/2014	850,604
3,280,000	Wylie, Texas Independent School District Unrefunded
	General Obligation Bonds (PSF/GTD Insured)	7.000	8/15/2024	3,745,858

	Total Texas			134,099,781

Utah (0.3%)
3,345,000	Intermountain Power Agency, Utah Power Supply
	Revenue Bonds (Series B) (MBIA insured)	5.750	7/1/2019	3,485,390

	Total Utah			3,485,390

Vermont (0.3%)
3,500,000	Vermont Educational and Health Buildings Financing
	Agency Revenue Bonds (Norwich University Project)	5.500	7/1/2021	3,609,445

	Total Vermont			3,609,445

Virginia (1.0%)
3,000,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health Systems Project)(b)	5.875	8/15/2016	3,078,600
2,500,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health Systems Project)	5.250	8/15/2019	2,648,500
3,625,000	Fairfax County, Virginia Water Authority Water
	Revenue Bonds	5.000	4/1/2021	3,906,228
2,450,000	Tobacco Settlement Authority, Virginia Tobacco
	Settlement Revenue Bonds	5.250	6/1/2019	2,484,006

	Total Virginia			12,117,334

Washington (5.3%)
2,060,000	Clark and Skamania Counties, Washington School
	District #112-6 Washougal General Obligation Bonds
	(FGIC Insured)(b)	6.000	12/1/2019	2,257,781
1,655,000	Douglas County, Washington Public Utility District # 1
	Wells Hydroelectric Bonds(b)	8.750	9/1/2018	1,780,466
1,395,000	Douglas County, Washington Public Utility District # 1
	Wells Hydroelectric Revenue Bonds	8.750	9/1/2018	1,500,016
1,000,000	Energy Northwest, Washington Electric Revenue Bonds
	(Columbia Generating) (Series A) (MBIA Insured)	5.750	7/1/2018	1,092,380
6,000,000	Franklin County Washington School District Bonds
	(MBIA Insured)	5.250	12/1/2022	6,426,480

The accompanying notes to the financial statements are an integral part of this schedule.

193

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Washington — continued
$10,000,000	King County, Washington Sewer Revenue
	Bonds (Series B) (FSA Insured)	5.500%	1/1/2013	$10,787,400
8,690,000	Tobacco Settlement Authority, Washington Tobacco
	Settlement Revenue Bonds	6.500	6/1/2026	9,453,069
5,620,000	Washington State Economic Development Finance
	Authority Lease Revenue Bonds (MBIA Insured)	5.000	6/1/2030	5,766,064
45,000	Washington State General Obligation Bonds (Series 93A)(b)	5.750	10/1/2012	47,966
2,955,000	Washington State General Obligation Bonds (Series 93A)	5.750	10/1/2012	3,153,517
1,500,000	Washington State General Obligation Bonds (Series A
	and AT-6)	6.250	2/1/2011	1,591,890
5,000,000	Washington State General Obligation Bonds (Series A)	6.750	2/1/2015	5,731,200
2,500,000	Washington State General Obligation Bonds
	(Series Band AT-7)	6.250	6/1/2010	2,730,250
2,000,000	Washington State General Obligation Bonds
	(Series Band AT-7)	6.000	6/1/2012	2,221,820
1,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Central Washington Health Services
	Association) (AMBAC Insured)	5.000	10/1/2018	1,024,220
1,700,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Kadlec Medical Center)	6.000	12/1/2030	1,794,299
2,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Swedish Health Services)
	(AMBAC Insured)	5.125	11/15/2018	2,064,920
1,000,000	Washington State Higher Education Facilities Authority
	Revenue Bonds (Whitman College)(b)	5.875	10/1/2029	1,069,390
1,000,000	Washington State Housing Finance Commission Nonprofit
	Housing Revenue Bonds (Crista Ministries Projects)
	(Series A)	5.350	7/1/2014	1,012,940
3,000,000	Washington State Public Power Supply System Refunding
	Revenue Bonds (Nuclear Project #1) (Series A)
	(MBIA Insured)(b)	5.750	7/1/2012	3,070,140
2,000,000	Washington State Public Power Supply System Revenue
	Bonds (Nuclear Project) (Series A) (MBIA Insured)(b)	5.750	7/1/2011	2,046,760

	Total Washington			66,622,968

West Virginia (0.3%)
3,465,000	West Virginia State Water Development Authority
	Revenue Bonds (Series B-II) (FGIC Insured)	5.000	11/1/2033	3,570,648

	Total West Virginia			3,570,648

Wisconsin (1.1%)
1,500,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Aurora Health Care) (Series B)	5.500	2/15/2015	1,513,095
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Eagle River Memorial
	Hospital, Inc. Project)	5.750	8/15/2020	1,064,030

The accompanying notes to the financial statements are an integral part of this schedule.

194

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.5%)	Rate	Date	Value

Wisconsin — continued
$1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Franciscan Sisters Christian)
	(Series A)	5.500%	2/15/2018	$1,014,550
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Marshfield Clinic) (Series B)	6.000	2/15/2025	2,121,860
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Watertown Memorial
	Hospital, Inc.)	5.500	8/15/2029	2,094,880
6,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Wheaton Franciscan Services)	5.750	8/15/2025	6,308,460

	Total Wisconsin			14,116,875

Wyoming (0.5%)
5,825,000	Wyoming State Farm Loan Board Capital Facilities
	Revenue Bonds	5.750	10/1/2020	6,328,921

	Total Wyoming			6,328,921

	Total Long-Term Fixed Income
	(cost $1,156,588,589)			1,231,198,822

The accompanying notes to the financial statements are an integral part of this schedule.

195

Municipal Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Short-Term Investments (0.5%)	Rate(h)	Date	Value

$780,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	4.250%	6/1/2006	$780,000
200,000	Delaware County, Pennsylvania Industrial Development
	Authority Revenue Bonds(g)	3.770	5/1/2006	200,000
600,000	Idaho Health Facilities Authority Revenue Bonds(g)	3.780	5/1/2006	600,000
220,000	Kemmerer, Wyoming Pollution Control Term
	Revenue Bonds(g)	3.770	5/1/2006	220,000
100,000	Lincoln County, Wyoming Pollution Control
	Revenue Bonds(g)	3.770	5/1/2006	100,000
400,000	North Central Texas Health Facility Development
	Corporation Revenue Bonds(g)	3.790	5/1/2006	400,000
3,000,000	Pennsylvania State General Obligation Bonds
	(Second Series) (AMBAC Insured)	3.400	7/1/2006	2,982,270
205,000	Valdez, Alaska Marine Terminal Revenue Bonds(g)	3.770	5/1/2006	205,000
180,000	Valdez, Alaska Marine Terminal Revenue Bonds(g)	3.770	5/1/2006	180,000

	Total Short-Term Investments (cost $5,653,873)			5,667,270

	Total Investments (cost $1,162,242,462) 99.0%			$1,236,866,092

	Other Assets and Liabilities, Net 1.0%			12,570,621

	Total Net Assets 100.0%			$1,249,436,713

(a) The categories of investments are shown as a percentage of total net assets.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(d) At April 28, 2006, $1,043,330 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, all or a portion of the denoted securities, valued at $12,145,802, were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

U.S. Treasury Bond Futures 10 yr.	100	June 2006	Long	$10,557,813	$10,632,332	$74,519

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(h) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(i) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$77,679,122
Gross unrealized depreciation	(3,055,492)

Net unrealized appreciation (depreciation)	$74,623,630
Cost for federal income tax purposes	$1,162,242,462

The accompanying notes to the financial statements are an integral part of this schedule.

196

	Income Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.1%)	Rate	Date	Value

Asset-Backed Securities (8.1%)
$832,760	Chase Funding Mortgage Loan Asset-Backed Certificates	2.734%	9/25/2024	$828,937
3,112,350	Countrywide Asset-Backed Certificates(b,c)	3.903	1/25/2031	3,092,107
5,000,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	4,981,865
3,000,000	Credit-Based Asset Servicing and Securitization, LLC(d)	5.079	5/25/2006	3,000,000
6,000,000	DaimlerChrysler Master Owner Trust(b,d)	4.960	5/15/2006	6,000,714
2,925,343	First Horizon ABS Trust(d)	5.119	5/25/2006	2,925,343
4,000,000	Fremont Home Loan Trust(b,d)	5.119	5/25/2006	4,000,852
6,000,000	GE Dealer Floorplan Master Note Trust(b,d)	4.963	5/20/2006	6,001,416
6,000,000	GMAC Mortgage Corporation Loan Trust(b,d)	5.049	5/25/2006	5,998,590
1,500,000	Option One Mortgage Loan Trust(d)	5.119	5/25/2006	1,501,288
2,583,126	Popular ABS Mortgage Pass-Through Trust(d)	5.069	5/25/2006	2,582,857
4,775,283	Residential Asset Mortgage Products, Inc.(d)	5.069	5/25/2006	4,776,042
853,587	Residential Asset Securities Corporation	3.250	5/25/2029	849,604
2,136,981	SLM Student Loan Trust(d)	5.110	7/25/2006	2,136,951
1,141,054	Structured Asset Investment Loan Trust(d)	5.039	5/25/2006	1,141,075

	Total Asset-Backed Securities			49,817,641

Basic Materials (1.0%)
1,500,000	Glencore Funding, LLC	6.000	4/15/2014	1,414,502
2,980,000	Lubrizol Corporation(c)	5.500	10/1/2014	2,854,089
2,000,000	Precision Castparts Corporation	5.600	12/15/2013	1,945,490

	Total Basic Materials			6,214,081

Capital Goods (3.4%)
2,000,000	Ball Corporation(b)	6.625	3/15/2018	1,942,500
2,500,000	Boeing Capital Corporation(b)	6.500	2/15/2012	2,603,318
3,000,000	Goodrich Corporation	7.625	12/15/2012	3,286,866
2,000,000	Hutchison Whampoa International, Ltd.	6.500	2/13/2013	2,045,968
1,550,000	L-3 Communications Corporation(c)	5.875	1/15/2015	1,457,000
1,320,000	Lockheed Martin Corporation	8.500	12/1/2029	1,670,204
3,250,000	Oakmont Asset Trust(c,e)	4.514	12/22/2008	3,144,235
2,786,375	Systems 2001 Asset Trust, LLC	6.664	9/15/2013	2,890,836
2,250,000	Textron Financial Corporation	4.600	5/3/2010	2,171,052

	Total Capital Goods			21,211,979

Commercial Mortgage-Backed Securities (13.9%)
6,000,000	Banc of America Commercial Mortgage, Inc.(b,c)	5.001	9/10/2010	5,888,538
3,250,000	Banc of America Commercial Mortgage, Inc.(b,c)	4.037	11/10/2039	3,093,636
417,197	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	411,722
2,000,000	Banc of America Commercial Mortgage, Inc.(b)	5.118	7/11/2043	1,955,596
7,540,140	Banc of America Mortgage Securities, Inc.(c)	4.824	9/25/2035	7,373,148
3,000,000	Citigroup Mortgage Loan Trust, Inc.	5.536	3/1/2036	2,966,064
2,171,888	Commercial Mortgage Pass-Through Certificates(d)	5.010	5/15/2006	2,171,610
6,000,000	General Electric Commercial Mortgage Corporation(b)	4.706	5/10/2043	5,850,552
3,491,674	HomeBanc Mortgage Trust	6.117	4/25/2037	3,508,314

The accompanying notes to the financial statements are an integral part of this schedule.

197

Income Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.1%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$2,750,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.302%	1/15/2038	$2,609,211
4,000,000	LB-UBS Commercial Mortgage Trust(e)	3.323	3/15/2027	3,859,924
3,724,258	Lehman Brothers “CALSTRS” Mortgage Trust(b)	3.988	11/20/2012	3,651,423
5,185,618	Merrill Lynch Mortgage Investors, Inc.	4.886	6/25/2035	5,090,524
10,000,000	Merrill Lynch Mortgage Trust(e)	4.747	5/12/2043	9,314,440
5,500,000	Merrill Lynch Mortgage Trust(e)	5.440	1/12/2044	5,327,734
5,077,028	Wachovia Bank Commercial Mortgage Trust(d)	5.010	5/15/2006	5,076,678
5,616,053	Wachovia Bank Commercial Mortgage Trust(c,d)	5.110	5/15/2006	5,616,323
3,057,220	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	2,923,776
5,066,823	Washington Mutual Mortgage Pass-Through Certificates(d)	5.249	5/25/2006	5,095,460
4,356,922	Washington Mutual Mortgage Pass-Through Certificates	4.840	9/25/2035	4,294,474

	Total Commercial Mortgage-Backed Securities			86,079,147

Communications Services (6.9%)
1,205,000	AT&T Corporation(b,f)	9.750	5/15/2006	1,427,872
4,000,000	British Telecom plc(b,c)	8.375	12/15/2010	4,443,644
2,500,000	Citizens Communications Company(b)	9.250	5/15/2011	2,746,875
3,800,000	Cox Communications, Inc.	7.125	10/1/2012	3,988,898
2,500,000	New Cingular Wireless Services, Inc.(b)	8.125	5/1/2012	2,798,955
765,000	New Cingular Wireless Services, Inc.(c)	8.750	3/1/2031	961,607
1,920,000	News America, Inc.(e)	6.400	12/15/2035	1,814,642
4,050,000	Nextel Communications, Inc.(c)	7.375	8/1/2015	4,228,099
1,650,000	Nextel Partners, Inc.(c)	8.125	7/1/2011	1,728,375
3,200,000	Qwest Corporation	8.875	3/15/2012	3,504,000
2,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	1,970,000
3,000,000	TCI Communications, Inc.	8.750	8/1/2015	3,482,289
2,000,000	Telecom Italia Capital SA	5.250	11/15/2013	1,885,928
2,250,000	Telecom Italia Capital SA	5.250	10/1/2015	2,079,677
1,500,000	Telefonos de Mexico SA de CV	4.750	1/27/2010	1,444,664
1,150,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	1,289,647
3,000,000	Verizon Communications, Inc.	5.550	2/15/2016	2,862,681

	Total Communications Services			42,657,853

Consumer Cyclical (5.0%)
1,200,000	Caesars Entertainment, Inc.	7.500	9/1/2009	1,263,817
1,850,000	Ford Motor Credit Company(e)	6.625	6/16/2008	1,738,156
1,110,000	Gap, Inc.(b)	9.550	12/15/2008	1,206,500
3,745,000	General Motors Acceptance Corporation(c)	6.875	9/15/2011	3,508,316
1,500,000	Harrah’s Operating Company, Inc.	5.750	10/1/2017	1,405,646
2,500,000	Home Depot, Inc.(e)	5.400	3/1/2016	2,434,942
1,900,000	Host Marriott, LP	6.750	6/1/2016	1,876,250
2,000,000	Marriott International, Inc.(c)	7.000	1/15/2008	2,046,932
2,800,000	May Department Stores Company	4.800	7/15/2009	2,740,578
1,600,000	MGM MIRAGE	6.750	4/1/2013	1,576,000
2,650,000	Nissan Motor Acceptance Corporation(c)	5.625	3/14/2011	2,626,100

The accompanying notes to the financial statements are an integral part of this schedule.

198

Income Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.1%)	Rate	Date	Value

Consumer Cyclical — continued
$2,000,000	Starwood Hotels & Resorts Worldwide, Inc.	7.375%	5/1/2012	$2,150,000
2,000,000	Station Casinos, Inc.	6.875	3/1/2016	1,965,000
1,115,000	The May Department Stores Company	6.700	7/15/2034	1,105,085
1,400,000	Viacom, Inc.	5.750	4/30/2011	1,390,281
845,000	Viacom, Inc.	6.250	4/30/2016	837,469
800,000	Yum! Brands, Inc.	6.250	4/15/2016	799,958

	Total Consumer Cyclical			30,671,030

Consumer Non-Cyclical (3.4%)
800,000	AmerisourceBergen Corporation	5.625	9/15/2012	781,336
800,000	AmerisourceBergen Corporation	5.875	9/15/2015	776,622
1,625,000	Archer-Daniels-Midland Company	5.375	9/15/2035	1,430,757
800,000	Boston Scientific Corporation(g)	6.250	11/15/2035	805,965
2,800,000	Coventry Health Care, Inc.	5.875	1/15/2012	2,744,000
1,670,000	Fortune Brands, Inc.(c)	5.875	1/15/2036	1,507,030
1,300,000	HCA, Inc.(c)	7.690	6/15/2025	1,273,753
1,000,000	Hospira, Inc.	4.950	6/15/2009	982,464
3,200,000	Kraft Foods, Inc.	4.125	11/12/2009	3,055,430
780,000	Kroger Company	6.200	6/15/2012	788,461
2,075,000	Quest Diagnostic, Inc.	5.450	11/1/2015	1,988,950
950,000	WellPoint, Inc.	5.850	1/15/2036	872,585
4,025,000	Wyeth(c,e)	6.950	3/15/2011	4,244,572

	Total Consumer Non-Cyclical			21,251,925

Energy (5.0%)
2,660,000	Boardwalk Pipelines, LLC(c)	5.500	2/1/2017	2,521,228
1,100,000	Consolidated Natural Gas Company	5.000	12/1/2014	1,020,125
1,800,000	Denbury Resources, Inc.(c)	7.500	12/15/2015	1,845,000
3,100,000	Enterprise Products Operating, LP	5.600	10/15/2014	2,969,146
2,000,000	LG-Caltex Oil Corporation	5.500	8/25/2014	1,916,318
1,800,000	Magellan Midstream Partners, LP	6.450	6/1/2014	1,837,301
1,750,000	Newfield Exploration Company(e)	6.625	9/1/2014	1,723,750
2,500,000	Plains All American Pipeline, LP/PAA Finance Corporation	5.625	12/15/2013	2,432,665
1,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	1,521,460
1,850,000	Premcor Refining Group, Inc.	6.750	5/1/2014	1,909,724
3,375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	3,177,968
1,100,000	Southern California Gas Company	5.750	11/15/2035	1,031,171
1,150,000	Southern Natural Gas Company	8.875	3/15/2010	1,220,725
2,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	2,267,500
600,000	Transcontinental Gas Pipe Corporation	6.400	4/15/2016	596,250
1,600,000	Whiting Petroleum Corporation	7.000	2/1/2014	1,584,000
1,500,000	XTO Energy, Inc.	5.000	1/31/2015	1,401,876

	Total Energy			30,976,207

The accompanying notes to the financial statements are an integral part of this schedule.

199

Income Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.1%)	Rate	Date	Value

Financials (17.4%)
$2,000,000	Ace INA Holdings, Inc.	5.875%	6/15/2014	$1,970,214
1,400,000	American International Group, Inc.	6.250	5/1/2036	1,378,289
1,900,000	Archstone-Smith Operating Trust	5.625	8/15/2014	1,857,856
1,500,000	Barnett Capital I(c)	8.060	12/1/2026	1,578,126
2,100,000	BNP Paribas SA(c)	5.186	6/29/2015	1,940,440
1,500,000	Capital One Financial Corporation(g)	6.250	11/15/2013	1,527,686
2,725,000	CIT Group, Inc.	7.750	4/2/2012	2,984,878
2,450,000	Citigroup, Inc.	5.125	2/14/2011	2,411,437
1,000,000	Corestates Capital Trust I(c)	8.000	12/15/2026	1,049,652
1,455,000	Countrywide Home Loans, Inc.(b,c)	4.000	3/22/2011	1,345,869
4,000,000	Credit Suisse USA, Inc.	5.250	3/2/2011	3,942,756
1,600,000	EOP Operating, LP	4.650	10/1/2010	1,533,848
1,500,000	ERP Operating, LP(b,e)	5.125	3/15/2016	1,401,246
3,200,000	General Electric Capital Corporation	4.375	3/3/2012	3,014,912
3,500,000	Goldman Sachs Group, Inc.(b)	5.125	1/15/2015	3,309,978
4,500,000	HSBC Capital Funding, LP/Jersey Channel Islands(b)	9.547	6/30/2010	5,112,364
1,345,000	HSBC Holdings plc(h)	6.500	5/2/2036	1,355,642
1,950,000	ILFC E-Capital Trust I	5.900	12/21/2010	1,901,983
2,750,000	International Lease Finance Corporation(g)	4.875	9/1/2010	2,668,468
4,200,000	J.P. Morgan Chase & Company(c)	5.150	10/1/2015	3,973,523
1,500,000	Lehman Brothers Holdings, Inc.	5.500	4/4/2016	1,449,054
2,000,000	Marsh & McLennan Companies, Inc.	5.750	9/15/2015	1,916,072
1,000,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	989,438
1,500,000	Metropolitan Life Global Funding	4.500	5/5/2010	1,442,478
2,475,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	2,425,168
2,080,000	Montpelier Re Holdings, Ltd.(c)	6.125	8/15/2013	1,963,688
2,000,000	Monumental Global Funding II(e)	4.625	3/15/2010	1,937,610
1,600,000	Morgan Stanley(c)	3.875	1/15/2009	1,538,554
2,050,000	ProLogis	5.500	4/1/2012	2,017,817
1,400,000	ProLogis	5.625	11/15/2015	1,351,685
2,000,000	Protective Life Secured Trust	4.850	8/16/2010	1,955,992
1,500,000	Prudential Financial, Inc.	4.750	6/13/2015	1,380,909
725,000	Prudential Financial, Inc.	5.900	3/17/2036	678,763
2,250,000	RBS Capital Trust I	5.512	9/30/2014	2,139,849
3,120,000	Residential Capital Corporation(d)	6.177	7/17/2006	3,114,774
2,200,000	Residential Capital Corporation(d)	6.907	7/17/2006	2,198,671
3,000,000	Residential Capital Corporation	6.375	6/30/2010	2,987,271
1,300,000	Residential Capital Corporation	6.000	2/22/2011	1,273,397
1,300,000	Residential Capital Corporation	6.500	4/17/2013	1,295,707
2,000,000	Resona Bank, Ltd.	5.850	4/15/2016	1,910,116
2,250,000	Simon Property Group, LP(b)	4.600	6/15/2010	2,167,787
1,400,000	Simon Property Group, LP	5.375	6/1/2011	1,378,112
1,485,000	Simon Property Group, LP	5.750	12/1/2015	1,454,618
2,000,000	SLM Corporation	5.450	4/25/2011	1,986,194
2,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	1,910,804

The accompanying notes to the financial statements are an integral part of this schedule.

200

Income Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.1%)	Rate	Date	Value

Financials — continued
$2,420,000	Wachovia Bank NA(c)	4.875%	2/1/2015	$2,252,214
2,225,000	Wachovia Capital Trust III	5.800	3/15/2011	2,181,339
1,800,000	Washington Mutual Bank FA(g)	5.125	1/15/2015	1,693,123
4,500,000	Wells Fargo Capital	7.730	12/1/2026	4,718,061
1,700,000	Westfield Capital	4.375	11/15/2010	1,612,256
2,200,000	Willis Group North America, Inc.	5.625	7/15/2015	2,104,661
1,500,000	ZFS Finance USA Trust I(g)	6.150	12/15/2010	1,454,184

	Total Financials			107,139,533

Foreign (0.8%)
333,333	Pemex Finance, Ltd.	8.450	2/15/2007	334,710
4,000,000	Pemex Finance, Ltd.(c)	9.030	2/15/2011	4,316,440

	Total Foreign			4,651,150

Mortgage-Backed Securities (12.0%)
18,000,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(h)	5.500	5/1/2021	17,859,384
37,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(h)	5.500	5/1/2036	36,410,176
19,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(h)	6.500	5/1/2036	19,829,062

	Total Mortgage-Backed Securities			74,098,622

Transportation (2.7%)
2,000,000	CSX Corporation(e)	6.750	3/15/2011	2,090,568
1,000,000	FedEx Corporation	3.500	4/1/2009	949,700
3,195,403	FedEx Corporation	6.720	1/15/2022	3,336,576
1,750,000	Hertz Corporation	8.875	1/1/2014	1,859,375
3,100,000	Northwest Airlines, Inc. (e,i)	6.841	4/1/2011	3,100,000
4,000,000	Southwest Airlines Company(b)	5.496	11/1/2006	4,005,332
1,200,000	Union Pacific Corporation	3.875	2/15/2009	1,155,396

	Total Transportation			16,496,947

U.S. Government (16.4%)
1,500,000	Federal Home Loan Mortgage Corporation	5.400	2/28/2011	1,491,458
7,500,000	Federal National Mortgage Association	5.300	2/22/2011	7,423,522
3,325,000	U.S. Treasury Bonds(c,g)	7.625	2/15/2025	4,230,025
12,880,000	U.S. Treasury Bonds(g)	6.125	8/15/2029	14,285,736
3,725,000	U.S. Treasury Bonds(g)	5.375	2/15/2031	3,780,875
2,000,000	U.S. Treasury Bonds	4.500	2/15/2036	1,797,344
2,900,000	U.S. Treasury Notes	4.625	3/31/2008	2,886,521
6,300,000	U.S. Treasury Notes(g)	4.750	3/31/2011	6,250,287
7,000,000	U.S. Treasury Notes	4.375	8/15/2012	6,776,875
7,100,000	U.S. Treasury Notes	4.250	8/15/2013	6,773,010
28,915,000	U.S. Treasury Notes(g)	4.500	11/15/2015	27,672,551

The accompanying notes to the financial statements are an integral part of this schedule.

201

Income Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.1%)	Rate	Date	Value

U.S. Government — continued
$3,995,000	U.S. Treasury Notes(g)	4.500%	2/15/2016	$3,820,842
17,000,000	U.S. Treasury Principal Strips(c,g)	Zero Coupon	11/15/2022	7,042,454
10,250,000	U.S. Treasury Strips(g)	Zero Coupon	2/15/2013	7,301,157

	Total U.S. Government			101,532,657

Utilities (6.1%)
1,500,000	Carolina Power & Light Company	5.125	9/15/2013	1,438,240
1,250,000	Carolina Power & Light, Inc.(c)	5.150	4/1/2015	1,184,101
2,000,000	CenterPoint Energy, Inc.(b,c,e)	7.250	9/1/2010	2,102,976
2,000,000	CenterPoint Energy, Inc.(b)	6.850	6/1/2015	2,075,174
2,635,000	Cleveland Electric Illuminating Company	7.430	11/1/2009	2,783,643
2,000,000	CMS Energy Corporation(g)	6.875	12/15/2015	1,990,000
3,000,000	Duke Capital, LLC(e)	5.668	8/15/2014	2,926,848
1,000,000	Exelon Corporation(b,c)	6.750	5/1/2011	1,043,670
2,000,000	Exelon Corporation(e)	4.900	6/15/2015	1,839,312
1,760,000	FirstEnergy Corporation(e)	7.375	11/15/2031	1,912,270
1,200,000	Florida Power & Light Company	6.200	6/1/2036	1,199,112
1,000,000	MidAmerican Energy Holdings Company(b,c)	7.630	10/15/2007	1,028,833
1,475,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	1,418,679
4,100,000	NiSource Finance Corporation(b)	7.875	11/15/2010	4,428,931
1,500,000	NRG Energy, Inc.	7.250	2/1/2014	1,507,500
1,000,000	NRG Energy, Inc.	7.375	2/1/2016	1,008,750
2,000,000	Power Contract Financing, LLC	6.256	2/1/2010	2,008,460
2,435,763	Power Receivables Finance, LLC	6.290	1/1/2012	2,441,999
900,000	TECO Energy, Inc.	7.200	5/1/2011	933,750
1,585,000	Virginia Electric & Power Company	6.000	1/15/2036	1,474,275
1,000,000	Westar Energy, Inc.	5.150	1/1/2017	922,631

	Total Utilities			37,669,154

	Total Long-Term Fixed Income (cost $643,684,526)			630,467,926

Shares	Preferred Stock (0.3%)			Value

17	Federal National Mortgage Association, Convertible			$1,618,687

	Total Preferred Stock (cost $1,553,375)			1,618,687

		Exercise	Expiration
Contracts	Options on U.S. Treasury Note Futures (j)	Price	Date	Value

435	U.S. Treasury Note Futures	$112	5/26/2006	$6,799

	Total Options (cost $418,035)			6,799

The accompanying notes to the financial statements are an integral part of this schedule.

202

Income Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.7%)	Rate(k)	Date	Value

72,496,175	Thrivent Financial Securities Lending Trust	4.860%	N/A	$72,496,175

	Total Collateral Held
	for Securities Loaned (cost $72,496,175)			72,496,175

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (8.9%)	Rate (k)	Date	Value

$5,000,000	Dexia Delaware, LLC(c)	4.840%	6/28/2006	$4,959,667
10,000,000	Galaxy Funding, Inc.(c)	4.820	5/26/2006	9,963,850
29,786,985	Thrivent Money Market Fund	4.530	N/A	29,786,985
3,040,000	UBS Americas, Inc.	4.820	5/1/2006	3,039,186
7,299,000	Yorktown Capital, LLC	4.850	5/8/2006	7,290,241

	Total Short-Term Investments (at amortized cost)			55,039,929

	Total Investments (cost $773,192,040) (123.0%)			$759,629,516

	Other Assets and Liabilities, Net (23.0%)			(142,163,622)

	Total Net Assets 100.0%			$617,465,894

(a) The categories of investments are shown as a percentage of total net assets.

(b) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(c) At April 28, 2006, $979,396 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, all or a portion of the denoted securities, valued at $71,486,274, were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr.	90	June 2006	Short	$(9,374,063)	$(9,445,512)	$71,449
U.S. Treasury Bond Futures 10 yr.	370	June 2006	Short	(39,063,908)	(39,733,313)	669,405
U.S. Treasury Bond Futures 20 yr.	135	June 2006	Long	14,423,906	14,819,462	(395,556)

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) At April 28, 2006, all or a portion of the denoted securities, valued at $44,770,096, were earmarked as collateral to cover purchased options, as indicated above in the schedule.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(h) Denotes investments purchased on a when-issued basis.

(i) In bankruptcy.

(j) The market value of the denoted categories of investments represents less than 0.1% of the total net assets of the Thrivent Income Fund.

(k) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(l) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$1,545,800
Gross unrealized depreciation	(15,108,324)

Net unrealized appreciation (depreciation)	($13,562,524)
Cost for federal income tax purposes	$773,192,040

The accompanying notes to the financial statements are an integral part of this schedule.

203

	Core Bond Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (121.9%)	Rate	Date	Value

Asset-Backed Securities (28.9%)
$5,000,000	Americredit Automobile Receivables Trust(b,c)	4.918%	5/6/2006	$5,002,275
3,000,000	Associates Manufactured Housing Contract
	Pass-Through Certificates(b)	7.900	3/15/2027	3,085,452
5,000,000	Bear Stearns Asset-Backed Securities, Inc.(b,c)	5.199	5/25/2006	5,004,140
3,000,000	CIT Equipment Collateral(b)	4.420	5/20/2009	2,965,641
2,489,880	Countrywide Asset-Backed Certificates(b)	3.903	1/25/2031	2,473,686
2,452,502	Countrywide Asset-Backed Certificates(d)	4.905	8/25/2032	2,443,759
3,500,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	3,487,306
738,576	Credit Based Asset Servicing and Securitization(b)	3.887	10/25/2034	730,927
4,000,000	Credit-Based Asset Servicing and Securitization, LLC(c)	5.079	5/25/2006	4,000,000
2,426,965	Encore Credit Receivables Trust(c)	5.109	5/25/2006	2,427,288
3,428,324	FBR Securitization Trust, LLC(b,c,d)	5.079	5/25/2006	3,428,499
3,553,783	First Franklin Mortgage Loan Asset-Backed Certificates(b,c)	5.059	5/25/2006	3,554,434
3,900,458	First Horizon ABS Trust(c)	5.119	5/25/2006	3,900,458
5,000,000	Fremont Home Loan Trust(c)	5.119	5/25/2006	5,001,065
5,000,000	GE Dealer Floorplan Master Note Trust(b,c)	4.963	5/20/2006	5,001,180
5,000,000	GMAC Mortgage Corporation Loan Trust(c,d)	5.049	5/25/2006	4,998,825
1,717,798	Green Tree Financial Corporation(d)	7.650	10/15/2027	1,776,868
5,000,000	Harley Davidson Motorcycle Trust(b)	3.200	5/15/2012	4,864,940
1,107,120	Long Beach Mortgage Loan Trust(b,c)	5.069	5/25/2006	1,107,204
4,485,838	Master Asset-Backed Securities Trust(c)	5.039	5/25/2006	4,486,735
4,950,719	National Collegiate Student Loan Trust(b,c)	5.019	5/25/2006	4,950,417
5,000,000	Option One Mortgage Loan Trust(c)	5.119	5/25/2006	5,004,295
1,125,000	PG&E Energy Recovery Funding, LLC(d)	3.870	6/25/2011	1,099,611
3,228,907	Popular ABS Mortgage Pass-Through Trust(c,d)	5.069	5/25/2006	3,228,571
4,174,058	Popular ABS Mortgage Pass-Through Trust(c,d)	5.089	5/25/2006	4,174,571
2,000,000	Popular ABS Mortgage Pass-Through Trust(b)	4.000	12/25/2034	1,962,494
5,000,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	4,984,325
3,171,261	Residential Asset Securities Corporation(c,d)	5.069	5/25/2006	3,171,743
379,372	Residential Asset Securities Corporation	3.250	5/25/2029	377,602
2,000,000	Residential Asset Securities Corporation(d)	4.160	7/25/2030	1,971,808
3,492,848	SLM Student Loan Trust(b,c)	5.110	7/25/2006	3,493,669
3,040,310	Specialty Underwriting and Residential Finance Trust(c)	5.079	5/25/2006	3,040,720
1,141,054	Structured Asset Investment Loan Trust(b,c)	5.039	5/25/2006	1,141,075
5,000,000	Textron Financial Floorplan Master Note Trust(b,c)	5.000	5/13/2006	5,011,260
2,803,007	Wachovia Mortgage Loan Trust, LLC(c,d)	5.069	5/25/2006	2,803,279

	Total Asset-Backed Securities			123,663,392

Basic Materials (0.4%)
2,000,000	Precision Castparts Corporation(b)	5.600	12/15/2013	1,945,490

	Total Basic Materials			1,945,490

The accompanying notes to the financial statements are an integral part of this schedule.

204

Core Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (121.9%)	Rate	Date	Value

Capital Goods (1.8%)
$2,000,000	Boeing Capital Corporation(e)	6.500%	2/15/2012	$2,082,654
935,000	Lockheed Martin Corporation(b,d)	8.500	12/1/2029	1,183,061
2,750,000	Oakmont Asset Trust(b)	4.514	12/22/2008	2,660,507
1,750,000	Textron Financial Corporation(b)	4.600	5/3/2010	1,688,596

	Total Capital Goods			7,614,818

Commercial Mortgage-Backed Securities (20.6%)
4,000,000	Banc of America Commercial Mortgage, Inc.(b)	5.001	9/10/2010	3,925,692
5,000,000	Banc of America Commercial Mortgage, Inc.(b,d)	6.085	6/11/2035	5,095,025
2,750,000	Banc of America Commercial Mortgage, Inc.(f)	4.037	11/10/2039	2,617,692
3,000,000	Banc of America Commercial Mortgage, Inc.(b)	5.118	7/11/2043	2,933,394
4,712,587	Banc of America Mortgage Securities, Inc.(b)	4.824	9/25/2035	4,608,218
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc.(b)	3.869	2/11/2041	2,867,595
1,809,907	Commercial Mortgage Pass-Through Certificates(b,c)	5.010	5/15/2006	1,809,675
4,100,000	First Union National Bank Commercial Mortgage Trust(b)	7.390	12/15/2031	4,332,974
3,491,674	HomeBanc Mortgage Trust	6.117	4/25/2037	3,508,314
4,925,653	JP Morgan Alternative Loan Trust(d)	5.804	3/25/2036	4,926,880
5,500,000	LB-UBS Commercial Mortgage Trust(b)	4.187	8/15/2029	5,303,837
4,321,348	Merrill Lynch Mortgage Investors, Inc.(d)	4.886	6/25/2035	4,242,103
3,250,000	Merrill Lynch Mortgage Trust	5.440	1/12/2044	3,148,207
5,298,698	Morgan Stanley Capital I, Inc.(b)	6.210	11/15/2031	5,376,769
5,000,000	National Collegiate Student Loan Trust(c)	5.029	5/25/2006	5,000,000
4,230,857	Wachovia Bank Commercial Mortgage Trust(c,d,f)	5.010	5/15/2006	4,230,565
4,212,040	Wachovia Bank Commercial Mortgage Trust(c,f)	5.110	5/15/2006	4,212,242
3,000,000	Wachovia Bank Commercial Mortgage Trust(f)	4.390	2/15/2036	2,834,430
4,500,000	Wachovia Bank Commercial Mortgage Trust(f)	4.516	5/15/2044	4,334,620
4,585,831	Washington Mutual Asset Securities Corporation(f)	3.830	1/25/2035	4,385,664
4,056,486	Washington Mutual Mortgage Pass-Through Certificates(b,c)	5.279	5/25/2006	4,072,250
4,356,922	Washington Mutual Mortgage Pass-Through Certificates(f)	4.840	9/25/2035	4,294,474

	Total Commercial Mortgage-Backed Securities			88,060,620

Communications Services (2.8%)
1,750,000	AT&T Broadband Corporation(b,d)	8.375	3/15/2013	1,959,095
505,000	AT&T Corporation(b,g)	9.750	5/15/2006	598,403
2,000,000	British Telecom plc(b)	8.375	12/15/2010	2,221,822
520,000	New Cingular Wireless Services, Inc.(d)	8.750	3/1/2031	653,641
2,835,000	Nextel Communications, Inc.(f)	7.375	8/1/2015	2,959,669
1,300,000	Nextel Partners, Inc.(d)	8.125	7/1/2011	1,361,750
1,500,000	Telecom Italia Capital SA(b)	5.250	10/1/2015	1,386,452
990,000	Verizon Communications, Inc.(d)	5.550	2/15/2016	944,685

	Total Communications Services			12,085,517

The accompanying notes to the financial statements are an integral part of this schedule.

205

Core Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (121.9%)	Rate	Date	Value

Consumer Cyclical (2.3%)
$1,500,000	Caesars Entertainment, Inc.(d)	8.500%	11/15/2006	$1,523,346
1,250,000	Ford Motor Credit Company(b)	6.625	6/16/2008	1,174,430
415,000	General Motors Acceptance Corporation(f)	6.875	9/15/2011	388,772
2,000,000	Home Depot, Inc.(d)	5.400	3/1/2016	1,947,954
1,950,000	Nissan Motor Acceptance Corporation(d)	5.625	3/14/2011	1,932,413
1,000,000	Ryland Group, Inc.(d)	8.000	8/15/2006	1,006,466
640,000	The May Department Stores Company	6.700	7/15/2034	634,309
810,000	Viacom, Inc.(f)	5.750	4/30/2011	804,377
515,000	Viacom, Inc.(b)	6.250	4/30/2016	510,410

	Total Consumer Cyclical			9,922,477

Consumer Non-Cyclical (1.3%)
940,000	Archer-Daniels-Midland Company	5.375	9/15/2035	827,638
810,000	Fortune Brands, Inc.(b)	5.875	1/15/2036	730,955
2,000,000	Kraft Foods, Inc.(b)	4.125	11/12/2009	1,909,644
600,000	WellPoint, Inc.(b,d)	5.850	1/15/2036	551,107
1,325,000	Wyeth(d)	6.950	3/15/2011	1,397,281

	Total Consumer Non-Cyclical			5,416,625

Energy (0.9%)
1,630,000	Boardwalk Pipelines, LLC(f)	5.500	2/1/2017	1,544,963
1,500,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II(d)	5.298	9/30/2020	1,412,430
1,000,000	Southern California Gas Company(b)	5.750	11/15/2035	937,428

	Total Energy			3,894,821

Financials (12.5%)
600,000	American International Group, Inc.	6.250	5/1/2036	590,695
1,825,000	Archstone-Smith Trust(e)	5.250	12/1/2010	1,790,560
1,250,000	Barnett Capital I(b)	8.060	12/1/2026	1,315,105
1,400,000	BNP Paribas SA(b)	5.186	6/29/2015	1,293,627
1,400,000	CIT Group, Inc.	7.750	4/2/2012	1,533,515
1,250,000	Corestates Capital Trust I(b)	8.000	12/15/2026	1,312,065
1,000,000	Countrywide Home Loans, Inc.(b)	4.000	3/22/2011	924,996
4,750,000	Dow Jones CDX	7.375	6/29/2011	4,779,688
2,225,000	General Electric Capital Corporation(d)	4.375	3/3/2012	2,096,306
2,500,000	Goldman Sachs Group, Inc.(b)	5.125	1/15/2015	2,364,270
950,000	HSBC Holdings plc(h)	6.500	5/2/2036	957,516
2,000,000	International Lease Finance Corporation(d)	4.875	9/1/2010	1,940,704
2,000,000	J.P. Morgan Chase & Company(b)	4.891	9/1/2015	1,936,178
1,500,000	J.P. Morgan Chase & Company(f)	5.150	10/1/2015	1,419,116
1,200,000	Lehman Brothers Holdings, Inc.(b)	5.500	4/4/2016	1,159,243
2,000,000	Merrill Lynch & Company, Inc.(d)	4.831	10/27/2008	1,978,876
1,250,000	Metropolitan Life Global Funding(b)	4.500	5/5/2010	1,202,065
800,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	783,893
1,350,000	Montpelier Re Holdings, Ltd.(b)	6.125	8/15/2013	1,274,509
1,500,000	Monumental Global Funding II(b)	4.625	3/15/2010	1,453,208

The accompanying notes to the financial statements are an integral part of this schedule.

206

Core Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (121.9%)	Rate	Date	Value

Financials — continued
$2,000,000	ProLogis(d)	5.500%	4/1/2012	$1,968,602
1,500,000	Prudential Financial, Inc.(d)	5.500	3/15/2016	1,454,126
2,200,000	RBS Capital Trust I	5.512	9/30/2014	2,092,297
2,040,000	Residential Capital Corporation(b,c)	6.177	7/17/2006	2,036,583
2,500,000	Residential Capital Corporation(b)	6.375	6/30/2010	2,489,392
850,000	Residential Capital Corporation(d)	6.000	2/22/2011	832,606
850,000	Residential Capital Corporation	6.500	4/17/2013	847,193
1,300,000	Sanwa Bank, Ltd.(d)	7.400	6/15/2011	1,392,743
1,750,000	Simon Property Group, LP(d)	4.600	6/15/2010	1,686,057
1,240,000	Simon Property Group, LP(b)	5.375	6/1/2011	1,220,614
1,580,000	Wachovia Bank NA(d)	4.875	2/1/2015	1,470,454
1,895,000	Wachovia Capital Trust III(d)	5.800	3/15/2011	1,857,814
1,250,000	Washington Mutual Bank FA(e)	5.125	1/15/2015	1,175,780
800,000	Westfield Capital(f)	4.375	11/15/2010	758,709

	Total Financials			53,389,105

Mortgage-Backed Securities (28.4%)
31,000,000	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through(h)	5.500	5/1/2021	30,757,828
60,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through(h)	5.500	5/1/2036	58,256,275
32,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through(h)	6.500	5/1/2036	32,540,000

	Total Mortgage-Backed Securities			121,554,103

Technology (0.5%)
2,500,000	Deluxe Corporation(b)	3.500	10/1/2007	2,391,005

	Total Technology			2,391,005

U.S. Government (19.1%)
2,500,000	Federal Home Loan Mortgage Corporation	5.400	2/28/2011	2,485,762
2,500,000	Federal National Mortgage Association	5.300	2/22/2011	2,474,508
5,000,000	Federal National Mortgage Association(b)	5.500	3/15/2011	5,045,795
2,290,000	U.S. Treasury Bonds(e)	7.625	2/15/2025	2,913,311
1,665,000	U.S. Treasury Bonds(e)	6.125	8/15/2029	1,846,720
2,050,000	U.S. Treasury Bonds(e)	5.375	2/15/2031	2,080,750
1,640,000	U.S. Treasury Bonds	4.500	2/15/2036	1,473,822
1,250,000	U.S. Treasury Notes	4.625	3/31/2008	1,244,190
50,000	U.S. Treasury Notes(e)	4.250	10/15/2010	48,678
600,000	U.S. Treasury Notes(e)	4.375	12/15/2010	586,570
13,200,000	U.S. Treasury Notes(e)	4.250	1/15/2011	12,827,720
8,710,000	U.S. Treasury Notes(e)	5.000	2/15/2011	8,747,087
2,575,000	U.S. Treasury Notes(e)	4.500	2/28/2011	2,527,926
4,675,000	U.S. Treasury Notes	4.750	3/31/2011	4,638,110
3,125,000	U.S. Treasury Notes	4.375	8/15/2012	3,025,391
10,780,000	U.S. Treasury Notes(e)	4.000	2/15/2015	9,988,338

The accompanying notes to the financial statements are an integral part of this schedule.

207

Core Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (121.9%)	Rate	Date	Value

U.S. Government — continued
$13,185,000	U.S. Treasury Notes(d,e)	4.125%	5/15/2015	$12,305,310
7,635,000	U.S. Treasury Notes(e)	4.500	11/15/2015	7,306,932
100,000	U.S. Treasury Notes(e)	4.500	2/15/2016	95,641

	Total U.S. Government			81,662,561

Utilities (2.4%)
1,100,000	Carolina Power & Light Company	5.125	9/15/2013	1,054,710
1,250,000	Carolina Power & Light, Inc.(b)	5.150	4/1/2015	1,184,101
2,500,000	Duke Capital, LLC(b)	5.668	8/15/2014	2,439,040
1,500,000	Exelon Corporation(b)	6.750	5/1/2011	1,565,505
1,000,000	Exelon Corporation(d)	4.900	6/15/2015	919,656
750,000	FirstEnergy Corporation(b)	7.375	11/15/2031	814,888
1,217,882	Power Receivables Finance, LLC	6.290	1/1/2012	1,220,999
1,060,000	Virginia Electric & Power Company(b)	6.000	1/15/2036	985,951

	Total Utilities			10,184,850

	Total Long-Term Fixed Income (cost $530,739,443)			521,785,384

Shares	Preferred Stock (0.3%)			Value

15	Federal National Mortgage Association, Convertible			$1,428,253

	Total Preferred Stock (cost $1,370,625)			1,428,253

		Exercise	Expiration
Contracts	Options on U.S. Treasury Note Futures (i)	Price	Date	Value

325	U.S. Treasury Note Futures	$112	5/26/2006	$5,080

	Total Options (cost $312,118)			5,080

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.1%)	Rate(j)	Date	Value

60,135,823	Thrivent Financial Securities Lending Trust	4.860%	N/A	$60,135,823

	Total Collateral Held for Securities Loaned
	(cost $60,135,823)			60,135,823

The accompanying notes to the financial statements are an integral part of this schedule.

208

Core Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)
Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.3%)	Rate(j)	Date	Value

16,692,513	Thrivent Money Market Fund	4.530%	N/A	$16,692,513
$5,965,000	UBS Americas, Inc.	4.820	5/1/2006	5,963,403

	Total Short-Term Investments (at amortized cost)			22,655,916

	Total Investments (cost $615,213,925) 141.6%			$606,010,456

	Other Assets and Liabilities, Net (41.6%)			(178,043,335)

	Total Net Assets 100.0%			$427,967,121

(a) The categories of investments are shown as a percentage of total net assets.

(b) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) At April 28, 2006, $933,281 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, all or a portion of the denoted securities, valued at $68,756,571, were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr.	375	June 2006	Short	$(39,058,594)	$(39,385,205)	$326,611
U.S. Treasury Bond Futures 20 yr.	250	June 2006	Long	26,710,938	27,683,740	(972,802)
(e) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(f) At April 28, 2006, all or a portion of the denoted securities, valued at $33,285,393, were earmarked as collateral to cover purchased options, as indicated above in the schedule.

(g) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(h) Denotes investments purchased on a when-issued basis.

(i) The market value of the denoted categories of investments represents less than 0.1% of the total net assets of the Thrivent Core
Bond Fund.

(j) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(k) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$691,727
Gross unrealized depreciation	(9,895,196)

Net unrealized appreciation (depreciation)	$9,203,469
Cost for federal income tax purposes	$615,213,925

The accompanying notes to the financial statements are an integral part of this schedule.

209

	Limited Maturity Bond Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (100.3%)	Rate	Date	Value

Asset-Backed Securities (24.4%)
$1,000,000	American Express Credit Account Master Trust(b)	5.030%	5/15/2006	$1,000,241
1,500,000	Americredit Automobile Receivables Trust(b)	4.918	5/6/2006	1,500,682
1,000,000	Americredit Automobile Receivables Trust	3.430	7/6/2011	965,810
1,169,070	Banc of America Securities Auto Trust	3.890	6/18/2008	1,164,362
1,000,000	Capital Auto Receivables Asset Trust	3.350	2/15/2008	989,705
1,500,000	Caterpillar Financial Asset Trust	3.900	2/25/2009	1,479,474
227,116	Chase Funding Mortgage Loan Asset-Backed Certificates	2.734	9/25/2024	226,074
2,000,000	Chase Manhattan Auto Owner Trust	4.840	7/15/2009	1,990,592
1,500,000	CIT Equipment Collateral	4.420	5/20/2009	1,482,820
1,500,000	Countrywide Asset-Backed Certificates(c)	3.683	8/25/2024	1,493,166
1,244,940	Countrywide Asset-Backed Certificates	3.903	1/25/2031	1,236,843
2,000,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	1,992,746
1,527,664	CPS Auto Trust	4.520	3/15/2010	1,518,081
638,355	Credit Based Asset Servicing and Securitization(c)	3.887	10/25/2034	631,743
2,000,000	Credit-Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	2,005,340
1,500,000	DaimlerChrysler Master Owner Trust(b)	4.960	5/15/2006	1,500,178
485,393	Encore Credit Receivables Trust(b)	5.109	5/25/2006	485,458
899,422	First Franklin Mortgage Loan Asset-Backed Certificates	5.500	3/25/2036	897,735
1,500,000	GE Dealer Floorplan Master Note Trust(b)	4.963	5/20/2006	1,500,354
1,500,000	GE Equipment Small Ticket, LLC	4.380	7/22/2009	1,481,094
1,500,000	GMAC Mortgage Corporation Loan Trust(b,c)	5.049	5/25/2006	1,499,648
1,000,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	972,988
1,000,000	Honda Auto Receivables Owner Trust(c)	2.910	10/20/2008	983,980
1,000,000	Honda Auto Receivables Owner Trust	2.790	3/16/2009	981,488
1,000,000	Honda Auto Receivables Owner Trust(c)	2.960	4/20/2009	976,619
1,186,244	Hyundai Auto Receivables Trust	3.880	6/16/2008	1,178,819
1,000,000	John Deere Owner Trust	3.980	6/15/2009	985,101
570,000	Long Beach Asset Holdings Corporation	5.780	5/25/2046	570,000
246,027	Long Beach Mortgage Loan Trust(b)	5.069	5/25/2006	246,045
750,000	MBNA Credit Card Master Note Trust	4.950	6/15/2009	749,494
1,214,060	Navistar Financial Corporation(c)	4.090	7/15/2008	1,209,391
1,500,000	Nissan Auto Lease Trust	3.180	6/15/2010	1,470,813
1,000,000	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	992,132
1,140,253	Nomura Asset Acceptance Corporation(b)	5.099	5/25/2006	1,140,284
1,250,000	PG&E Energy Recovery Funding, LLC(c)	3.870	6/25/2011	1,221,790
500,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	490,624
1,365,474	Renaissance Home Equity Loan Trust(c)	3.856	1/25/2035	1,355,302
2,000,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	1,993,730
379,372	Residential Asset Securities Corporation	3.250	5/25/2029	377,602
1,000,000	Residential Asset Securities Corporation	5.010	4/25/2033	983,747
1,404,018	SLM Student Loan Trust(b)	5.110	7/25/2006	1,404,260
342,316	Structured Asset Investment Loan Trust(b)	5.039	5/25/2006	342,323
1,500,000	Textron Financial Floorplan Master Note Trust(b)	5.000	5/13/2006	1,503,378
2,000,000	USAA Auto Owner Trust	4.830	4/15/2010	1,987,958
1,288,350	World Omni Auto Receivables Trust	4.300	3/20/2008	1,284,637

	Total Asset-Backed Securities			53,444,864

	The accompanying notes to the financial statements are an integral part of this schedule.

	210

Limited Maturity Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount Long-Term Fixed Income (100.3%)		Rate	Date	Value

Basic Materials (1.2%)
$700,000	Equistar Chemicals, LP	10.125%	9/1/2008	$749,875
500,000	ICI North America	8.875	11/15/2006	508,120
1,000,000	Lubrizol Corporation	4.625	10/1/2009	969,157
500,000	Monsanto Company	4.000	5/15/2008	486,223

	Total Basic Materials			2,713,375

Capital Goods (1.6%)
500,000	Goodrich Corporation	6.600	5/15/2009	514,506
1,000,000	John Deere Capital Corporation	4.400	7/15/2009	969,718
1,000,000	Oakmont Asset Trust	4.514	12/22/2008	967,457
500,000	Raytheon Company	6.750	8/15/2007	506,558
500,000	Tyco International Group SA Participation
	Certificate Trust	4.436	6/15/2007	491,826

	Total Capital Goods			3,450,065

Commercial Mortgage-Backed Securities (16.7%)
600,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	588,854
750,000	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	713,916
111,253	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	109,793
1,413,776	Banc of America Mortgage Securities, Inc.	4.824	9/25/2035	1,382,465
1,898,321	Bear Stearns Adjustable Rate Mortgage Trust	4.625	8/25/2010	1,845,094
700,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	669,106
1,081,590	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	1,069,118
2,000,000	Citigroup Mortgage Loan Trust, Inc.	5.536	3/1/2036	1,977,376
542,972	Commercial Mortgage Pass-Through Certificates(b)	5.010	5/15/2006	542,903
2,417,741	Countrywide Home Loans, Inc.	5.424	3/20/2036	2,395,346
2,434,828	Deutsche Alt-A Securities, Inc.	5.568	2/25/2036	2,432,636
1,405,097	General Electric Commercial Mortgage Corporation	4.591	7/10/2045	1,377,675
1,995,242	HomeBanc Mortgage Trust	6.117	4/25/2037	2,004,751
1,124,756	Impac CMB Trust(b)	5.239	5/25/2006	1,126,231
1,162,557	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	2.790	1/12/2039	1,108,934
1,970,261	JP Morgan Alternative Loan Trust	5.804	3/25/2036	1,970,752
250,000	LB-UBS Commercial Mortgage Trust(c)	3.323	3/15/2027	241,245
750,000	LB-UBS Commercial Mortgage Trust	4.187	8/15/2029	723,250
1,383,710	LB-UBS Commercial Mortgage Trust	4.741	9/15/2040	1,365,604
558,639	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	547,713
1,728,539	Merrill Lynch Mortgage Investors, Inc.	4.886	6/25/2035	1,696,841
1,841,696	Residential Accredit Loans, Inc.	5.633	9/25/2035	1,833,955
1,269,257	Wachovia Bank Commercial Mortgage Trust(b)	5.010	5/15/2006	1,269,170
1,404,013	Wachovia Bank Commercial Mortgage Trust(b)	5.110	5/15/2006	1,404,081
1,834,332	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	1,754,265
1,842,481	Washington Mutual Mortgage Pass-Through Certificates(b)	5.249	5/25/2006	1,852,895
1,216,946	Washington Mutual Mortgage Pass-Through Certificates(b)	5.279	5/25/2006	1,221,675
1,307,077	Washington Mutual Mortgage Pass-Through Certificates	4.840	9/25/2035	1,288,342

	Total Commercial Mortgage-Backed Securities			36,513,986

	The accompanying notes to the financial statements are an integral part of this schedule.

	211

Limited Maturity Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount Long-Term Fixed Income (100.3%)		Rate	Date	Value

Communications Services (5.6%)
$600,000	ALLTEL Corporation	4.656%	5/17/2007	$595,933
900,000	British Sky Broadcasting Group plc	6.875	2/23/2009	929,101
600,000	CenturyTel, Inc.(c)	4.628	5/15/2007	594,595
1,000,000	Comcast Cable Communications, Inc.	6.200	11/15/2008	1,017,286
750,000	Cox Communications, Inc.	7.875	8/15/2009	794,630
1,050,000	GTE Corporation	7.510	4/1/2009	1,103,138
1,000,000	Nextel Partners, Inc.	8.125	7/1/2011	1,047,500
500,000	Qwest Corporation	5.625	11/15/2008	492,500
1,000,000	SBC Communications, Inc.	4.125	9/15/2009	956,374
1,000,000	Sprint Capital Corporation	6.125	11/15/2008	1,016,243
1,000,000	Telecom Italia Capital SA	4.000	11/15/2008	964,296
500,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	486,076
1,000,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	1,035,897
1,100,000	Viacom, Inc.	5.625	5/1/2007	1,098,713

	Total Communications Services			12,132,282

Consumer Cyclical (3.2%)
750,000	Carnival Corporation	3.750	11/15/2007	731,291
900,000	D.R. Horton, Inc.(c)	8.000	2/1/2009	949,804
1,000,000	DaimlerChrysler North American Holdings Corporation(b)	5.210	8/1/2006	1,004,596
750,000	Ford Motor Credit Company	6.625	6/16/2008	704,658
500,000	Gap, Inc.	9.550	12/15/2008	543,468
1,000,000	General Motors Acceptance Corporation(d)	4.500	7/15/2006	992,709
1,000,000	Harrah’s Operating Company, Inc.	7.125	6/1/2007	1,015,609
900,000	May Department Stores Company	4.800	7/15/2009	880,900
250,000	Starwood Hotels & Resorts Worldwide, Inc.	7.375	5/1/2007	254,375

	Total Consumer Cyclical			7,077,410

Consumer Non-Cyclical (3.7%)
1,000,000	Baxter International, Inc.(c)	5.196	2/16/2008	995,496
900,000	Beckman Coulter, Inc.(c)	7.450	3/4/2008	928,429
1,000,000	Cadbury Schweppes plc(c)	3.875	10/1/2008	963,047
750,000	Harvard University(c)	8.125	4/15/2007	770,678
1,000,000	HCA, Inc.	5.500	12/1/2009	973,676
825,000	Kroger Company	6.375	3/1/2008	836,461
775,000	Miller Brewing Company	4.250	8/15/2008	755,165
400,000	Safeway, Inc.	6.500	11/15/2008	405,698
750,000	Tyson Foods, Inc.(c)	7.250	10/1/2006	755,059
700,000	Wyeth	4.375	3/1/2008	687,154

	Total Consumer Non-Cyclical			8,070,863

Energy (2.5%)
500,000	Enterprise Products Operating, LP	4.000	10/15/2007	488,600
500,000	Enterprise Products Operating, LP	4.625	10/15/2009	482,982
1,000,000	KeySpan Corporation(c)	4.900	5/16/2008	989,268
750,000	Marathon Oil Corporation	5.375	6/1/2007	750,344

	The accompanying notes to the financial statements are an integral part of this schedule.

	212

Limited Maturity Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount Long-Term Fixed Income (100.3%)		Rate	Date	Value

Energy — continued
$1,000,000	Oneok, Inc.	5.510%	2/16/2008	$998,806
900,000	Panhandle Eastern Pipe Line Company	2.750	3/15/2007	879,075
1,000,000	Plains All American Pipeline, LP/PAA
	Finance Corporation	4.750	8/15/2009	970,327

	Total Energy			5,559,402

Financials (17.0%)
750,000	Abbey National plc(c,e)	6.700	6/15/2008	764,720
1,000,000	American General Finance Corporation(b,c)	5.197	7/18/2006	1,001,026
300,000	Barnett Capital I	8.060	12/1/2026	315,625
500,000	Capital One Bank	4.875	5/15/2008	494,670
250,000	Capital One Financial Corporation	4.738	5/17/2007	248,122
1,000,000	Chubb Corporation(c)	4.934	11/16/2007	992,581
1,000,000	CIT Group, Inc.	4.750	8/15/2008	986,175
300,000	Corestates Capital Trust I	8.000	12/15/2026	314,896
1,100,000	Countrywide Home Loans, Inc.	4.125	9/15/2009	1,051,426
900,000	Credit Suisse First Boston USA, Inc.(b,d)	5.000	6/9/2006	900,760
1,000,000	Donaldson, Lufkin & Jenrette, Inc.	6.500	4/1/2008	1,020,084
750,000	EOP Operating, LP	6.800	1/15/2009	773,043
500,000	First Chicago Corporation	6.375	1/30/2009	512,530
900,000	Goldman Sachs Group, Inc.	4.500	6/15/2010	866,580
1,200,000	International Lease Finance Corporation(d)	3.300	1/23/2008	1,159,663
750,000	iSTAR Financial, Inc.	4.875	1/15/2009	734,106
900,000	John Hancock Global Funding II	3.750	9/30/2008	868,324
1,000,000	KeyCorp	4.700	5/21/2009	986,112
1,500,000	Lehman Brothers Holdings E-Capital Trust I(b)	5.550	5/19/2006	1,504,404
1,000,000	Lehman Brothers Holdings, Inc.	3.500	8/7/2008	961,099
1,000,000	Marsh & McLennan Companies, Inc.	5.375	3/15/2007	996,958
1,000,000	MBNA Europe Funding plc(b)	4.950	6/7/2006	1,000,418
1,000,000	Merrill Lynch & Company, Inc.(b)	5.405	7/21/2006	1,004,296
500,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	494,719
775,000	Mizuho Preferred Capital Company, LLC	8.790	6/30/2008	821,619
500,000	Monumental Global Funding II	3.850	3/3/2008	486,360
700,000	Pacific Life Global Funding	3.750	1/15/2009	676,830
900,000	Popular North America, Inc.	5.200	12/12/2007	894,206
1,000,000	Premium Asset Trust(b)	5.227	7/17/2006	1,000,406
600,000	Pricoa Global Funding I	4.350	6/15/2008	586,616
1,000,000	Protective Life Secured Trust	4.000	10/7/2009	962,402
300,000	Residential Capital Corporation(b)	6.907	7/17/2006	299,819
1,000,000	Residential Capital Corporation	6.125	11/21/2008	995,693
1,200,000	Simon Property Group, LP(c)	6.375	11/15/2007	1,215,996
1,000,000	SLM Corporation	4.000	1/15/2009	961,409
1,500,000	St. Paul Travelers Companies, Inc.	5.750	3/15/2007	1,503,795
775,000	Tokai Preferred Capital Company, LLC	9.980	6/30/2008	839,742
750,000	Union Planters Bank	5.125	6/15/2007	746,204
600,000	UnumProvident Corporation	5.997	5/15/2008	602,494

	The accompanying notes to the financial statements are an integral part of this schedule.

	213

Limited Maturity Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount Long-Term Fixed Income (100.3%)		Rate	Date	Value

Financials — continued
$700,000	Wachovia Corporation	6.150%	3/15/2009	$713,902
1,000,000	Washington Mutual, Inc.	4.000	1/15/2009	965,059
1,000,000	Wells Fargo & Company(b)	5.010	6/15/2006	1,001,200
1,000,000	Westpac Banking Corporation(b)	4.860	5/25/2006	1,000,629
1,000,000	World Savings Bank FSB(b)	4.880	6/1/2006	1,000,678

	Total Financials			37,227,396

Foreign (0.1%)
83,333	Pemex Finance, Ltd.	8.450	2/15/2007	83,678

	Total Foreign			83,678

Mortgage-Backed Securities (7.4%)
5,000,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(f)	5.500	5/1/2021	4,960,940
11,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	6.500	5/1/2036	11,185,626

	Total Mortgage-Backed Securities			16,146,566

Technology (0.4%)
1,000,000	Deluxe Corporation	3.500	10/1/2007	956,402

	Total Technology			956,402

Transportation (0.5%)
700,000	FedEx Corporation	3.500	4/1/2009	664,790
500,000	Southwest Airlines Company	5.496	11/1/2006	500,666

	Total Transportation			1,165,456

U.S. Government (11.8%)
1,000,000	Federal Home Loan Bank	4.250	4/16/2007	991,264
2,000,000	Federal Home Loan Bank	4.625	7/18/2007	1,986,930
1,500,000	Federal Home Loan Bank	4.625	10/24/2007	1,487,524
3,000,000	Federal Home Loan Bank	4.100	6/13/2008	2,937,078
1,400,000	Federal Home Loan Bank	4.400	7/28/2008	1,377,594
1,500,000	Federal Home Loan Mortgage Corporation	4.125	4/2/2007	1,485,687
1,000,000	Federal Home Loan Mortgage Corporation	4.625	8/15/2008	988,712
2,000,000	Federal Home Loan Mortgage Corporation(d)	4.000	9/22/2009	1,927,344
1,500,000	Federal National Mortgage Association	4.375	9/7/2007	1,483,462
900,000	Federal National Mortgage Association	4.400	7/28/2008	885,971
1,500,000	Federal National Mortgage Association(d)	4.000	9/2/2008	1,459,065
2,000,000	Federal National Mortgage Association	5.300	2/22/2011	1,979,606
1,000,000	U.S. Department of Housing and Urban Development	3.450	8/1/2006	995,670
5,000,000	U.S. Treasury Notes(d)	4.375	12/31/2007	4,958,400
900,000	U.S. Treasury Notes(d)	4.750	3/31/2011	892,898

	Total U.S. Government			25,837,205

	The accompanying notes to the financial statements are an integral part of this schedule.

	214

Limited Maturity Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal		Interest	Maturity
Amount Long-Term Fixed Income (100.3%)		Rate	Date	Value

U.S. Municipals (0.3%)
$750,000	Washington State Office of the State Treasurer	4.500%	7/1/2007	$744,030

	Total U.S. Municipals			744,030

Utilities (3.9%)
1,000,000	Carolina Power & Light, Inc.	5.950	3/1/2009	1,012,094
1,000,000	CenterPoint Energy, Inc.(c)	5.875	6/1/2008	1,004,688
375,000	Cleveland Electric Illuminating Company	7.430	11/1/2009	396,154
750,000	Dominion Resources, Inc.(b,d)	5.265	6/28/2006	750,549
325,000	DPL, Inc.	6.250	5/15/2008	328,217
500,000	DTE Energy Company	5.630	8/16/2007	500,920
700,000	FirstEnergy Corporation	5.500	11/15/2006	699,948
500,000	Indiana Michigan Power Company	6.125	12/15/2006	501,892
1,000,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	961,816
500,000	Pacific Gas & Electric Company	3.600	3/1/2009	475,919
405,961	Power Receivables Finance, LLC	6.290	1/1/2012	407,000
1,000,000	PSEG Funding Trust	5.381	11/16/2007	996,359
400,000	Texas-New Mexico Power Company	6.125	6/1/2008	402,872

	Total Utilities			8,438,428

	Total Long-Term Fixed Income (cost $221,977,365)			219,561,408

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.6%)	Rate(g)	Date	Value

12,334,794	Thrivent Financial Securities Lending Trust	4.860%	N/A	$12,334,794

	Total Collateral Held for Securities Loaned
	(cost $12,334,794)			12,334,794

	The accompanying notes to the financial statements are an integral part of this schedule.

	215

Limited Maturity Bond Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.3%)	Rate(g)	Date	Value

9,973,569	Thrivent Money Market Fund	4.150%	N/A	$9,973,569
$3,785,000	UBS Americas, Inc.	4.820	5/1/2006	3,783,987

	Total Short-Term Investments (at amortized cost)			13,757,556

	Total Investments (cost $248,069,715) 112.2%			$245,653,758

	Other Assets and Liabilities, Net (12.2%)			(26,656,067)

	Total Net Assets 100.0%			$218,997,691

(a) The categories of investments are shown as a percentage of total net assets.

(b) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(c) Designated as cover for long settling trades as discussed in the notes to the financial statements.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to the Financial Statements.

(e) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(h) Denotes unrealized appreciation and depreciation

Gross unrealized appreciation	$56,454
Gross unrealized depreciation	(2,472,411)

Net unrealized appreciation	($2,415,957)
Cost for federal income tax purposes	$248,069,715

The accompanying notes to the financial statements are an integral part of this schedule.

216

	Money Market Fund
	Schedule of Investments as of April 28, 2006 (unaudited)(a)
Principal			Maturity
Amount	Certificates of Deposit (2.9%)	Yield(b)	Date	Value

Banking — Domestic (2.5%)
$3,375,000	BNP Paribas Chicago	4.790%	12/27/2006	$3,375,000
14,100,000	Depfa Bank plc NY	4.970	6/19/2006	14,100,000
1,300,000	Depfa Bank plc NY	4.515	10/17/2006	1,300,000
4,091,000	Dexia Bank NY	4.525	11/17/2006	4,085,316
3,380,000	Royal Bank of Canada NY	4.750	12/4/2006	3,380,000

	Total Banking — Domestic			26,240,316

Banking — Foreign (0.4%)
2,200,000	Deutsche Bank AG	5.000	2/12/2007	2,200,000
2,170,000	Svenska Handelsbanken NY	5.055	2/20/2007	2,170,010

	Total Banking — Foreign			4,370,010

	Total Certificates of Deposit			30,610,326

Principal			Maturity
Amount	Commercial Paper (69.6%)	Yield(b)	Date	Value

Asset-Backed Commercial Paper (2.6%)
$14,460,000	GOVCO, Inc.	4.720%	5/26/2006	$14,408,812
7,150,000	GOVCO, Inc.	4.810	6/12/2006	7,107,966
5,695,000	GOVCO, Inc.	5.010	7/19/2006	5,630,803

	Total Asset-Backed Commercial Paper			27,147,581

Banking — Domestic (15.7%)
17,900,000	Acts Retirement – Life Communities, Inc.	4.800	6/6/2006	17,809,306
2,840,000	Barclays Bank plc NY	5.200	4/3/2007	2,840,000
1,700,000	Barclays US Funding, LLC	4.840	5/15/2006	1,696,343
9,910,000	BNP Paribas NA	4.720	5/10/2006	9,895,951
17,600,000	Credit Suisse First Boston, Inc.	4.870	6/6/2006	17,509,526
21,460,000	Credit Suisse NY	4.700	5/10/2006	21,429,181
3,536,000	MLTC Funding, Inc.	4.920	5/23/2006	3,524,402
21,090,000	NATC California, LLC	5.023	7/13/2006	20,871,850
14,300,000	New York Hospital Fund	4.720	5/2/2006	14,294,375
11,369,000	New York Hospital Fund	4.720	5/3/2006	11,363,037
4,390,000	River Fuel Company No. 2, Inc.	4.950	5/26/2006	4,373,702
9,290,000	River Fuel Company No. 2, Inc.	4.925	7/18/2006	9,188,326
3,674,000	River Fuel Trust No. 1	4.900	7/5/2006	3,640,495
2,300,000	Societe Generale NA	4.700	5/23/2006	2,292,793
18,186,000	Thunder Bay Funding, LLC	4.474	6/21/2006	18,056,147
2,924,000	UBS Finance Corporation, LLC	4.740	5/9/2006	2,920,150
2,915,000	UBS Finance Corporation, LLC	4.850	5/22/2006	2,905,968

	Total Banking — Domestic			164,611,552

The accompanying notes to the financial statements are an integral part of this schedule.

217

Money Market Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal			Maturity
Amount	Commercial Paper (69.6%)	Yield(b)	Date	Value

Banking — Foreign (3.7%)
$2,747,000	Bank of Ireland	4.800%	5/8/2006	$2,743,793
3,630,000	Depfa Bank plc	4.640	5/3/2006	3,628,129
2,155,000	Depfa Bank plc	4.860	6/9/2006	2,143,072
14,100,000	Depfa Bank plc	4.930	7/6/2006	13,968,698
2,150,000	Deutsche Bank AG	5.120	3/27/2007	2,150,000
3,664,000	HBOS Treasury Services plc	4.700	5/9/2006	3,659,236
1,400,000	HBOS Treasury Services plc	4.850	5/18/2006	1,396,416
9,400,000	HBOS Treasury Services plc	4.930	6/15/2006	9,339,827

	Total Banking — Foreign			39,029,171

Consumer Cyclical (1.7%)
14,500,000	Golden Funding Corporation	4.780	5/2/2006	14,494,412
2,870,000	Golden Funding Corporation	4.800	5/22/2006	2,861,199

	Total Consumer Cyclical			17,355,611

Education (6.1%)
18,060,000	Northwestern University	4.610	5/1/2006	18,055,374
17,390,000	Northwestern University	4.740	6/1/2006	17,314,442
12,610,000	Northwestern University	5.110	8/2/2006	12,439,952
3,600,000	Yale University	4.790	6/1/2006	3,584,194
12,323,000	Yale University	4.970	7/5/2006	12,209,013

	Total Education			63,602,975

Finance (26.6%)
17,575,000	Bryant Park Funding, LLC	4.840	5/15/2006	17,537,194
6,135,000	Bryant Park Funding, LLC	5.030	7/21/2006	6,063,853
1,400,000	Corporate Asset Finance Company, Inc.	4.850	5/16/2006	1,396,794
17,750,000	Corporate Asset Finance Company, Inc.	4.855	6/2/2006	17,668,611
2,099,000	Corporate Receivables Corporation Funding, LLC	4.820	5/19/2006	2,093,379
14,100,000	Corporate Receivables Corporation Funding, LLC	4.880	5/26/2006	14,048,711
3,333,000	Edison Asset Securitization, LLC	4.800	5/16/2006	3,325,445
21,300,000	Galaxy Funding, Inc.	4.815	5/19/2006	21,243,022
2,730,000	General Electric Capital Corporation	4.630	10/24/2006	2,667,503
6,890,000	Grampian Funding, LLC	5.000	7/12/2006	6,819,186
17,750,000	Jupiter Securitization Corporation	4.790	5/12/2006	17,719,298
3,230,000	Jupiter Securitization Corporation	5.000	6/5/2006	3,213,401
3,150,000	Kitty Hawk Funding Corporation	4.850	5/16/2006	3,142,816
10,500,000	Kitty Hawk Funding Corporation	4.910	5/24/2006	10,464,198
4,895,000	Nieuw Amsterdam Receivables Corporation	4.720	5/25/2006	4,878,314
17,275,000	Nieuw Amsterdam Receivables Corporation	4.890	5/30/2006	17,202,258
5,815,000	Nieuw Amsterdam Receivables Corporation	5.030	7/24/2006	5,745,126
7,290,000	Nieuw Amsterdam Receivables Corporation	4.650	7/31/2006	7,202,428
4,600,000	Old Line Funding Corporation	4.940	6/12/2006	4,572,226
10,515,000	Old Line Funding Corporation	5.000	7/5/2006	10,417,152
2,044,000	Old Line Funding, LLC	4.780	5/15/2006	2,039,658
13,065,000	Sheffield Receivables Corporation	4.850	5/1/2006	13,061,480

The accompanying notes to the financial statements are an integral part of this schedule.

218

Money Market Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal			Maturity
Amount	Commercial Paper (69.6%)	Yield(b)	Date	Value

Finance — continued
$7,250,000	Solitaire Funding, LLC	4.660%	5/12/2006	$7,237,800
21,420,000	Solitaire Funding, LLC	4.890	5/23/2006	21,351,544
5,449,000	Thames Asset Global Securitization, Inc.	4.880	5/22/2006	5,432,011
15,230,000	Thames Asset Global Securitization, Inc.	4.900	5/30/2006	15,165,869
10,730,000	Thames Asset Global Securitization, Inc.	4.800	6/7/2006	10,674,320
17,880,000	Thames Asset Global Securitization, Inc.	4.810	6/12/2006	17,774,886
8,402,000	Thunder Bay Funding, LLC	4.800	5/15/2006	8,384,542

	Total Finance			278,543,025

Insurance (9.5%)
2,030,000	Aquinas Funding, LLC	4.570	5/1/2006	2,029,485
21,250,000	Aquinas Funding, LLC	4.870	6/23/2006	21,091,894
5,380,000	Curzon Funding, LLC	4.920	6/13/2006	5,346,913
2,975,000	Curzon Funding, LLC	5.010	7/17/2006	2,942,292
21,600,000	Nyala Funding, LLC	4.750	5/15/2006	21,554,403
21,180,000	Nyala Funding, LLC	4.990	7/17/2006	20,948,073
21,600,000	Swiss Reinsurance Company	4.820	6/12/2006	21,472,752
3,530,000	Swiss Reinsurance Company	4.635	10/20/2006	3,450,919

	Total Insurance			98,836,731

U.S. Municipal (3.7%)
11,850,000	Alaska Housing Finance Corporation	4.790	5/9/2006	11,834,232
21,100,000	Alaska Housing Finance Corporation	4.800	5/11/2006	21,066,238
5,640,000	State of Michigan Industry Regional Authority	5.140	10/11/2006	5,640,000

	Total U.S. Municipal			38,540,470

	Total Commercial Paper			727,667,116

			Maturity
Shares	Other(c)	Yield(b)	Date	Value

8,000	Barclays Prime Money Market Fund	4.790%	N/A	$8,000

	Total Other			8,000

Principal			Maturity
Amount	Public Corporate (3.7%)	Yield(b)	Date	Value

Banking — Domestic (1.4%)
$5,220,000	Citigroup, Inc.	5.750%	5/10/2006	$5,221,868
2,720,000	HSBC USA, Inc.	7.000	11/1/2006	2,749,357
7,290,000	J.P. Morgan Chase & Company	3.125	12/11/2006	7,217,805

	Total Banking — Domestic			15,189,030

Brokerage (0.1%)
1,215,000	Goldman Sachs Group, Inc.	7.200	11/1/2006	1,229,024

	Total Brokerage			1,229,024

The accompanying notes to the financial statements are an integral part of this schedule.

219

Money Market Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal			Maturity
Amount	Public Corporate (3.7%)	Yield(b)	Date	Value

Consumer Cyclical (1.4%)
$14,600,000	Wal-Mart Stores Canada	5.580%	5/1/2006	$14,600,754

	Total Consumer Cyclical			14,600,754

Consumer Non-Cyclical (0.3%)
2,750,000	Cargill, Inc.	6.250	5/1/2006	2,750,240

	Total Consumer Non-Cyclical			2,750,240

Finance (0.5%)
3,540,000	General Electric Capital Corporation	5.375	3/15/2007	3,545,927
1,340,000	Household Finance Corporation	7.200	7/15/2006	1,347,760

	Total Finance			4,893,687

	Total Public Corporate			38,662,735

Principal			Maturity
Amount	U.S. Government (0.3%)	Yield(b)	Date	Value

$1,390,000	Federal Home Loan Mortgage Corporation	4.875%	2/26/2007	$1,390,000
1,280,000	Federal National Mortgage Association	4.050	8/14/2006	1,280,000

	Total U.S. Government			2,670,000

Principal			Maturity
Amount	Variable Rate Notes (23.0%)(d)	Yield(b)	Date	Value

Banking — Domestic (7.3%)
$9,250,000	Bank of New York Company, Inc.	4.839%	5/10/2006	$9,250,000
7,400,000	Bank of New York Company, Inc.	5.039	5/30/2006	7,402,383
3,700,000	Bank One Corporation	5.020	6/15/2006	3,702,159
18,500,000	Fifth Third Bancorp	4.930	5/23/2006	18,500,000
8,830,000	HSBC USA, Inc.	4.890	5/15/2006	8,830,000
9,300,000	Royal Bank of Canada NY	4.796	6/1/2006	9,300,000
19,225,000	Wells Fargo & Company	4.900	5/15/2006	19,225,000

	Total Banking — Domestic			76,209,542

Banking — Foreign (3.7%)
9,600,000	Bank of Ireland	4.893	5/20/2006	9,600,000
10,950,000	BNP Paribas SA	4.940	5/26/2006	10,950,000
6,570,000	HBOS Treasury Services plc	4.960	6/30/2006	6,570,694
11,500,000	Royal Bank of Scotland plc	4.919	5/22/2006	11,500,000

	Total Banking — Foreign			38,620,694

Brokerage (0.6%)
6,000,000	Merrill Lynch & Company, Inc.	5.052	5/11/2006	6,010,626

	Total Brokerage			6,010,626

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Fund
Schedule of Investments as of April 28, 2006 (unaudited)(a)

Principal			Maturity
Amount	Variable Rate Notes (23.0%)(d)	Yield(b)	Date	Value

Consumer Cyclical (2.2%)
$14,800,000	American Honda Finance Corporation	4.919%	5/15/2006	$14,809,182
8,760,000	American Honda Finance Corporation	4.983	7/10/2006	8,759,821

	Total Consumer Cyclical			23,569,003

Finance (3.1%)
11,000,000	Union Hamilton Special Funding, LLC	4.930	6/21/2006	11,000,000
21,550,000	Union Hamilton Special Funding, LLC	4.965	6/28/2006	21,550,000

	Total Finance			32,550,000

Insurance (3.7%)
19,325,000	Allstate Life Global Funding II	4.879	5/8/2006	19,325,000
19,225,000	Allstate Life Global Funding II	4.930	5/15/2006	19,225,000

	Total Insurance			38,550,000

U.S. Municipal (2.4%)
7,445,000	Alaska Housing Finance Corporation Variable —
	Taxable Governmental Purpose Bonds (Series D)
	(MBIA Insured)	4.940	5/4/2006	7,445,000
8,000,000	Illinois Student Assistance Commission Student Loan
	Revenue Bonds	4.820	5/3/2006	8,000,000
10,000,000	Ohio State Air Quality Development Authority Revenue
	Bonds (Columbus and Southern) (Series B)	4.920	5/3/2006	10,000,000

	Total U.S. Municipal			25,445,000

	Total Variable Rate Notes			240,954,865

	Total Investments (at amortized cost) 99.5%			$1,040,573,042

	Other Assets and Liabilities, Net 0.5%			5,030,916

	Total Net Assets 100.0%			$1,045,603,958

(a) The categories of investments are shown as a percentage of total net assets.

(b) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total net assets of the Thrivent Money
Market Fund.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) The cost for federal income tax purposes is $1,040,573,042.

The accompanying notes to the financial statements are an integral part of this schedule.

221

Thrivent Mutual Funds
Statement of Assets and Liabilities

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
As of April 28, 2006 (unaudited)	Fund	Allocation Fund	Fund	Allocation Fund

Assets
Investments at cost	$128,042,189	$266,660,093	$264,120,672	$94,113,006
Investments in securities at market value	—	—	—	—
Investments in affiliates at market value	135,588,756	279,240,410	273,232,227	96,318,084

Investments at Market Value	135,588,756	279,240,410	273,232,227	96,318,084
Cash	—	—	—	—
Dividends and interest receivable	—	—	—	—
Prepaid expenses	7,044	6,815	6,861	6,319
Receivable for investments sold	—	—	—	—
Receivable for fund shares sold	826,072	2,286,133	1,714,241	531,859
Receivable for variation margin	—	—	—	—
Receivable from affiliate	—	13,387	17,858	—

Total Assets	136,421,872	281,546,745	274,971,187	96,856,262
Liabilities
Accrued expenses	21,925	27,226	23,576	15,224
Payable for investments purchased	810,725	2,249,296	1,654,511	507,499
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	10,295	23,907	48,653	24,400
Payable to affiliate	17,122	—	—	23,313

Total Liabilities	860,067	2,300,429	1,726,740	570,436
Net Assets
Capital stock (beneficial interest)	127,319,689	264,975,907	262,244,031	93,483,841
Accumulated undistributed net investment income/(loss)	(11,432)	464,584	96,638	87,589
Accumulated undistributed net realized gain/(loss)
on investments and foreign currency transactions	706,981	1,225,508	1,792,223	509,318
Net unrealized appreciation/(depreciation) on:
Investments	7,546,567	12,580,317	9,111,555	2,205,078
Futures contracts	—	—	—	—

Total Net Assets	$135,561,805	$279,246,316	$273,244,447	$96,285,826
Class A Share Capital	$110,750,152	$251,667,004	$262,613,804	$92,752,998
Shares of beneficial interest outstanding (Class A)	9,458,301	22,070,052	23,765,022	8,680,771
Net asset value per share	$11.71	$11.40	$11.05	$10.68
Maximum public offering price	$12.39	$12.06	$11.69	$11.30

Class B Share Capital	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (Class B)	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A

Class I Share Capital	$24,811,653	$27,579,312	$10,630,643	$3,532,828
Shares of beneficial interest outstanding (Class I)	2,113,585	2,412,168	960,795	330,158
Net asset value per share	$11.74	$11.43	$11.06	$10.70

The accompanying notes to the financial statements are an integral part of this statement.

222

	Thrivent Mutual Funds
	Statement of Assets and Liabilities – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$58,628,531	$37,763,012	$123,452,584	$578,370,525	$48,770,900	$339,576,795	$22,283,735
48,866,793	32,005,858	116,558,354	552,195,049	50,760,129	341,518,201	20,559,388
9,391,803	9,547,163	32,522,406	164,421,083	15,151,628	67,550,411	3,086,086

58,258,596	41,553,021	149,080,760	716,616,132	65,911,757	409,068,612	23,645,474
—	5,800	3,174	—	—	—	3,268
11,724	3,187	42,318	188,574	22,559	60,935	8,356
1,534	6,389	1,702	3,096	1,527	2,493	6,317
—	59,555	672,037	6,185,147	38,464	10,726,207	1,089
28,865	133,099	191,467	608,165	23,932	208,168	156,522
—	—	—	—	16,200	—	—
—	—	—	—	—	—	12,699

58,300,719	41,761,051	149,991,458	723,601,114	66,014,439	420,066,415	23,833,725

46,210	15,254	42,403	171,463	31,569	151,430	17,756
181,656	816,597	1,407,647	5,741,234	37,328	10,776,034	154,461
7,748,418	8,278,749	26,743,727	139,728,340	13,196,636	54,530,241	2,052,731
71,467	—	74,393	521,516	29,566	470,772	—
41,799	5,141	59,591	499,899	26,786	293,350	—

8,089,550	9,115,741	28,327,761	146,662,452	13,321,885	66,221,827	2,224,948

76,725,976	28,699,987	93,134,745	412,334,678	33,286,334	306,607,208	20,142,917
(221,449)	(26,814)	121,173	(998,706)	63,234	(722,513)	82,412

(25,923,423)	182,128	2,779,603	27,357,083	2,153,470	(21,531,924)	21,709

(369,935)	3,790,009	25,628,176	138,245,607	17,140,857	69,491,817	1,361,739
—	—	—	—	48,659	—	—

$50,211,169	$32,645,310	$121,663,697	$576,938,662	$52,692,554	$353,844,588	$21,608,777
$44,990,910	$12,368,567	$82,238,851	$499,179,017	$52,692,554	$295,234,932	$6,533,624
11,546,416	1,008,270	5,280,401	26,528,797	3,233,044	17,577,515	578,779
$3.90	$12.27	$15.57	$18.82	$16.30	$16.80	$11.29
$4.13	$12.98	$16.48	$19.92	$17.25	$17.78	$11.95

$2,969,560	N/A	$6,057,428	$19,785,951	N/A	$33,713,358	N/A
796,722	N/A	406,777	1,176,060	N/A	2,157,943	N/A
$3.73	N/A	$14.89	$16.82	N/A	$15.62	N/A

$2,250,699	$20,276,743	$33,367,418	$57,973,694	N/A	$24,896,298	$15,075,153
549,859	1,649,348	2,069,025	2,881,719	N/A	1,395,598	1,333,816
$4.09	$12.29	$16.13	$20.12	N/A	$17.84	$11.30

The accompanying notes to the financial statements are an integral part of this statement.

223

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
As of April 28, 2006 (unaudited)	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Assets
Investments at cost	$1,190,351,180	$63,404,216	$22,174,593	$393,082,190
Investments in securities at market value	1,131,124,869	67,076,338	23,726,649	493,056,940
Investments in affiliates at market value	199,083,917	13,834,807	5,990,821	11,535,441

Investments at Market Value	1,330,208,786	80,911,145	29,717,470	504,592,381

Cash	1,765	—	—	676,477(a)
Dividends and interest receivable	199,637	34,868	12,660	1,626,732
Prepaid expenses	4,915	1,581	1,438	2,671
Receivable for investments sold	17,709,526	40,709	16,284	2,931,700
Receivable for fund shares sold	1,149,642	21,089	65,241	883,821
Receivable for forward contracts	—	—	—	194,315
Receivable for variation margin	—	9,617	6,370	—

Total Assets	1,349,274,271	81,019,009	29,819,463	510,908,097

Liabilities
Distributions payable	—	—	—	—
Accrued expenses	243,773	30,059	16,731	146,823
Payable for investments purchased	23,685,536	—	—	4,213,321
Payable upon return of collateral for securities loaned	173,514,810	12,319,110	5,019,946	1,811,518
Payable for fund shares redeemed	776,401	35,406	—	419,153
Payable for forward contracts	—	—	—	194,679
Open options written, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	939,807	36,607	5,009	396,274
Mortgage dollar roll deferred revenue	—	—	—	—

Total Liabilities	199,160,327	12,421,182	5,041,686	7,181,768

Net Assets
Capital stock (beneficial interest)	851,574,056	49,101,187	16,779,706	441,998,690
Accumulated undistributed net investment income/(loss)	(15,000)	176,845	96,832	175,881
Accumulated undistributed net realized gain/(loss)
on investments and foreign currency transactions	158,697,282	1,803,778	347,867	(50,027,981)
Net unrealized appreciation/(depreciation) on:
Investments	139,857,606	17,506,929	7,542,877	111,510,191
Written option contracts	—	—	—	—
Futures contracts	—	9,088	10,495	—
Foreign currency forward contracts	—	—	—	(364)
Foreign currency transactions	—	—	—	69,912

Total Net Assets	$1,150,113,944	$68,597,827	$24,777,777	$503,726,329

Class A Share Capital	$1,039,094,146	$68,597,827	N/A	$354,333,635
Shares of beneficial interest outstanding (Class A)	55,839,626	4,644,818	N/A	27,771,006
Net asset value per share	$18.61	$14.77	N/A	$12.76
Maximum public offering price	$19.69	$15.63	N/A	$13.50

Class B Share Capital	$22,518,844	N/A	N/A	$16,570,034
Shares of beneficial interest outstanding (Class B)	1,366,505	N/A	N/A	1,343,945
Net asset value per share	$16.48	N/A	N/A	$12.33

Class I Share Capital	$88,500,954	N/A	$24,777,777	$132,822,660
Shares of beneficial interest outstanding (Class I)	4,526,855	N/A	1,739,985	10,243,164
Net asset value per share	$19.55	N/A	$14.24	$12.97
(a) Includes foreign currency holdings of $668,437.

The accompanying notes to the financial statements are an integral part of this statement.

224

		Thrivent Mutual Funds
	Statement of Assets and Liabilities – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$284,855,867	$394,746,036	$2,774,264,736	$85,417,153	$30,822,487	$434,687,035	$677,411,939
277,069,193	439,203,115	3,522,024,893	94,067,724	32,081,066	400,646,733	602,003,982
19,292,114	38,913,336	161,543,645	3,040,248	1,116,355	61,452,092	84,669,214

296,361,307	478,116,451	3,683,568,538	97,107,972	33,197,421	462,098,825	686,673,196

(3)	4,146	9,364	—	—	5,723	69,508
106,778	622,842	2,835,623	111,512	37,248	1,016,220	12,407,303
1,951	2,710	14,114	1,696	1,472	2,761	3,515
5,501,038	—	50,927,724	—	—	4,251,830	15,014,924
946,524	841,105	1,083,649	43,326	35,856	88,650	515,122
—	—	—	—	—	—	—
—	—	—	227	307	—	—

302,917,595	479,587,254	3,738,439,012	97,264,733	33,272,304	467,464,009	714,683,568

—	—	—	—	—	—	965,401
67,400	97,422	771,741	33,916	17,077	90,284	106,964
8,371,219	—	38,004,971	—	—	43,857,424	12,372,805
12,020,867	17,880,262	130,818,225	2,634,806	558,373	44,995,456	70,710,845
210,534	302,260	3,790,191	99,820	—	433,124	451,383
—	—	—	—	—	—	—
2,080	—	—	—	—	—	—
—	—	—	—	—	8,828	—
79,531	292,245	2,568,180	31,335	6,515	263,421	382,788
—	—	—	—	—	5,804	—

20,751,631	18,572,189	175,953,308	2,799,877	581,965	89,654,341	84,990,186

284,605,150	367,934,490	2,705,159,118	84,566,438	33,296,797	338,170,774	1,114,257,852
487,659	1,637,912	6,517,734	392,325	143,106	313,003	(178,236)
(14,431,672)	8,072,248	(58,494,950)	(2,188,503)	(3,129,995)	12,075,388	(493,647,491)
11,505,440	83,370,415	909,303,802	11,690,819	2,374,934	27,411,790	9,261,257
(613)	—	—	—	—	—	—
—	—	—	3,777	5,497	(161,495)	—
—	—	—	—	—	—	—
—	—	—	—	—	208	—

$282,165,964	$461,015,065	$3,562,485,704	$94,464,856	$32,690,339	$377,809,668	$629,693,382

$138,503,932	$338,197,266	$3,290,443,975	$94,464,856	N/A	$271,863,985	$546,569,267
26,320,090	21,151,423	119,551,278	10,494,646	N/A	21,366,936	107,986,560
$5.26	$15.99	$27.52	$9.00	N/A	$12.72	$5.06
$5.57	$16.92	$29.12	$9.52	N/A	$13.46	$5.30

$14,234,281	$16,477,746	$80,879,610	N/A	N/A	$12,124,896	$19,688,184
2,873,098	1,041,742	3,171,291	N/A	N/A	957,068	3,891,375
$4.95	$15.82	$25.50	N/A	N/A	$12.67	$5.06

$129,427,751	$106,340,053	$191,162,119	N/A	$32,690,339	$93,820,787	$63,435,931
23,186,159	6,616,663	6,906,802	N/A	3,660,530	7,380,807	12,524,456
$5.58	$16.07	$27.68	N/A	$8.93	$12.71	$5.06

The accompanying notes to the financial statements are an integral part of this statement.

225

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

	High Yield	Municipal	Income	Core Bond
As of April 28, 2006 (unaudited)	Fund II	Bond Fund	Fund	Fund

Assets
Investments at cost	$135,250,056	$1,162,242,462	$773,192,040	$615,213,925
Investments in securities at market value	117,160,679	1,236,866,092	657,346,356	529,182,120
Investments in affiliates at market value	19,040,940	—	102,283,160	76,828,336

Investments at Market Value	136,201,619	1,236,866,092	759,629,516	606,010,456
Cash	—	3,959	2,555	4,856
Dividends and interest receivable	2,460,278	19,078,419	6,512,465	2,925,232
Prepaid expenses	1,834	5,880	3,493	3,098
Receivable for investments sold	3,119,647	10,604,350	7,324,403	10,903,702
Receivable for fund shares sold	26,860	617,526	623,642	227,457
Receivable for variation margin	—	17,188	—	—

Total Assets	141,810,238	1,267,193,414	774,096,074	620,074,801
Liabilities
Distributions payable	225,270	865,328	351,897	193,256
Accrued expenses	43,888	149,465	94,720	98,974
Payable for investments purchased	1,807,597	15,413,743	82,676,511	130,685,155
Payable upon return of collateral for securities loaned	16,736,190	—	72,496,175	60,135,823
Payable for fund shares redeemed	150,053	611,699	613,822	673,158
Payable for variation margin	—	—	56,564	19,531
Payable to affiliate	80,832	716,466	327,912	279,616
Mortgage dollar roll deferred revenue	—	—	12,579	22,167

Total Liabilities	19,043,830	17,756,701	156,630,180	192,107,680
Net Assets
Capital stock (beneficial interest)	186,860,930	1,182,318,433	661,254,865	446,399,484
Accumulated undistributed net investment income/(loss)	121,668	(11,768)	18,673	(165,915)
Accumulated undistributed net realized gain/(loss)
on investments and foreign currency transactions	(65,167,753)	(7,419,063)	(30,590,418)	(8,416,787)
Net unrealized appreciation/(depreciation) on:
Investments	951,563	74,623,630	(13,562,524)	(9,203,469)
Futures contracts	—	(74,519)	345,298	(646,192)

Total Net Assets	$122,766,408	$1,249,436,713	$617,465,894	$427,967,121
Class A Share Capital	$115,633,609	$1,212,907,031	$491,808,345	$371,924,900
Shares of beneficial interest outstanding (Class A)	17,957,150	108,204,732	58,460,508	38,227,148
Net asset value per share	$6.44	$11.21	$8.41	$9.73
Maximum public offering price	$6.74	$11.74	$8.81	$10.19

Class B Share Capital	$3,656,397	$26,240,729	$15,816,231	$9,238,212
Shares of beneficial interest outstanding (Class B)	567,819	2,341,781	1,884,253	949,022
Net asset value per share	$6.44	$11.21	$8.39	$9.73

Class I Share Capital	$3,476,402	$10,288,953	$109,841,318	$46,804,009
Shares of beneficial interest outstanding (Class I)	539,960	917,908	13,067,579	4,808,911
Net asset value per share	$6.44	$11.21	$8.41	$9.73

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

Limited	Money
Maturity	Market
Bond Fund	Fund

$248,069,715	$1,040,573,042
223,345,395	1,040,573,042
22,308,363	—

245,653,758	1,040,573,042

4,392	5,835
1,689,663	1,985,488
1,927	4,632
—	—
1,277,717	9,865,705
—	—

248,627,457	1,052,434,702

38,692	76,796
29,615	188,566
16,498,765	—
12,334,794	—
628,015	6,141,733
—	—
93,847	423,649
6,038	—

29,629,766	6,830,744

222,240,144	1,045,612,947
32,896	(8,989)

(859,392)	—

(2,415,957)	—
—	—

$218,997,691	$1,045,603,958

$125,399,568	$713,975,725
10,013,172	713,975,727
$12.52	$1.00
$12.52	$1.00

$1,885,607	$1,436,585
150,443	1,436,585
$12.53	$1.00

$91,712,516	$330,191,648
7,325,212	330,191,648
$12.52	$1.00

The accompanying notes to the financial statements are an integral part of this statement.

227

Thrivent Mutual Funds
Statement of Operations

	Aggressive	Moderately	Moderate	Moderately
For the Six Months Ended	Allocation	Aggressive	Allocation	Conservative
April 28, 2006 (unaudited)	Fund	Allocation Fund	Fund	Allocation Fund

Investment Income
Dividends	$—	$—	$—	$—
Taxable interest	—	—	—	—
Income from securities loaned	—	—	—	—
Income from affiliated investments	582,374	1,822,737	2,389,257	1,064,910
Foreign dividend tax withholding	—	—	—	—

Total Investment Income	582,374	1,822,737	2,389,257	1,064,910

Expenses
Adviser fees	53,187	113,595	118,858	45,574
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	7,334	7,334	7,334	7,334
Administrative service fees	7,092	15,146	15,848	6,076
Amortization of offering costs	16,854	15,894	15,959	14,646
Audit and legal fees	8,798	8,798	8,798	8,798
Custody fees	2,308	2,380	2,380	2,380
Distribution expenses Class A	72,131	171,151	189,926	73,555
Distribution expenses Class B	—	—	—	—
Insurance expenses	1,928	2,027	2,057	1,944
Printing and postage expenses Class A	24,137	36,334	28,441	9,783
Printing and postage expenses Class B	—	—	—	—
Printing and postage expenses Class I	90	97	79	49
SEC and state registration expenses	18,521	24,768	25,349	16,780
Transfer agent fees Class A	61,699	97,775	73,534	23,896
Transfer agent fees Class B	—	—	—	—
Transfer agent fees Class I	42	55	84	65
Trustees’ fees	1,404	1,404	1,404	1,404
Other expenses	2,409	2,433	2,437	2,410

Total Expenses Before Reimbursement	277,934	499,191	492,488	214,694

Less:
Reimbursement from adviser	(277,934)	(446,806)	(492,488)	(214,694)
Custody earnings credit	—	—	—	—

Total Net Expenses	—	52,385	—	—

Net Investment Income/(Loss)	582,374	1,770,352	2,389,257	1,064,910

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	708,033	1,228,855	1,796,511	510,173
Futures contracts	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	7,348,130	12,406,124	9,076,302	2,250,235
Futures contracts	—	—	—	—

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	8,056,163	13,634,979	10,872,813	2,760,408

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$8,638,537	$15,405,331	$13,262,070	$3,825,318

The accompanying notes to the financial statements are an integral part of this statement.

228

		Thrivent Mutual Funds
		Statement of Operations

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$99,987	$23,903	$753,583	$1,995,197	$259,822	$1,089,391	$110,746
1,371	15,644	3,705	7,251	1,083	983	17,135
15,865	7,209	27,485	151,354	13,145	72,569	511
35,434	13,913	86,465	459,233	28,921	250,903	2,947
(2,805)	—	—	(1,090)	(98)	(3,160)	(23)

149,852	60,669	871,238	2,611,945	302,873	1,410,686	131,316

189,029	34,158	52,302	1,747,016	61,843	672,225	17,966
—	60,884	313,811	—	—	—	34,035
8,799	8,938	9,704	21,933	9,841	22,164	8,521
5,041	2,112	10,460	52,245	4,947	33,509	1,387
—	14,957	—	—	—	—	14,789
8,715	8,070	8,733	12,108	8,715	10,841	8,798
3,431	16,676	6,937	13,772	7,237	11,615	21,814
55,650	13,266	95,663	583,077	61,843	353,336	7,104
16,487	—	28,403	100,655	—	176,441	—
2,114	1,914	2,344	4,252	2,103	3,428	1,891
51,008	372	45,563	212,185	26,151	191,639	634
4,314	—	3,941	10,591	—	25,996	—
51	131	201	423	—	314	111
16,475	9,708	20,774	40,736	7,991	34,910	9,539
118,333	1,301	113,903	526,134	73,321	486,221	2,181
12,081	—	12,869	45,988	—	112,344	—
64	58	152	491	—	619	65
2,005	1,404	2,891	10,184	1,859	5,891	1,404
3,309	2,711	3,331	4,377	2,980	3,952	2,704

496,906	176,660	731,982	3,386,167	268,831	2,145,445	132,943

(131,617)	(85,925)	(270,542)	(49,134)	(33,576)	(24,915)	(118,176)
(10)	(3,551)	(40)	(47)	(253)	(33)	(235)

365,279	87,184	461,400	3,336,986	235,002	2,120,497	14,532

(215,427)	(26,515)	409,838	(725,041)	67,871	(709,811)	116,784

2,482,964	349,435	2,872,504	32,356,320	2,213,812	13,045,713	46,449
—	—	—	—	145,785	—	—

3,401,030	3,307,280	14,898,362	56,012,428	5,099,758	34,873,177	1,304,977
—	—	—	—	85,607	—	—

5,883,994	3,656,715	17,770,866	88,368,748	7,544,962	47,918,890	1,351,426

$5,668,567	$3,630,200	$18,180,704	$87,643,707	$7,612,833	$47,209,079	$1,468,210

The accompanying notes to the financial statements are an integral part of this statement.

229

Thrivent Mutual Funds
Statement of Operations – continued
				Partner
For the Six Months Ended	Mid Cap	Mid Cap	Mid Cap	International
April 28, 2006 (unaudited)	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Investment Income
Dividends	$5,629,063	$435,282	$156,153	$4,363,014
Taxable interest	301,903	1,083	1,011	206,000
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	189,216	7,361	2,806	124,598
Income from affiliated investments	571,488	34,760	15,288	164,007
Foreign dividend tax withholding	(8,235)	—	—	(352,689)

Total Investment Income	6,683,435	478,486	175,258	4,504,930

Expenses
Adviser fees	3,506,204	82,344	29,845	312,979
Sub-Adviser fees	—	—	—	987,347
Accounting and pricing fees	44,789	8,930	6,926	45,555
Administrative service fees	107,067	6,587	2,388	42,936
Audit and legal fees	15,754	8,715	8,733	11,599
Custody fees	20,490	5,171	7,465	124,059
Distribution expenses Class A	1,225,672	82,344	—	406,266
Distribution expenses Class B	116,909	—	—	80,754
Insurance expenses	6,723	2,177	1,982	3,629
Printing and postage expenses Class A	281,008	22,121	—	110,305
Printing and postage expenses Class B	10,691	—	—	7,796
Printing and postage expenses Class I	485	—	201	469
SEC and state registration expenses	63,717	8,699	13,596	35,548
Transfer agent fees Class A	828,041	90,377	—	482,843
Transfer agent fees Class B	50,201	—	—	48,076
Transfer agent fees Class I	879	—	273	410
Trustees’ fees	19,251	1,918	1,724	8,202
Other expenses	5,605	3,013	2,927	3,676

Total Expenses Before Reimbursement	6,303,486	322,396	76,060	2,712,449

Less:
Reimbursement from adviser	(61,247)	(25,819)	(894)	(17,153)
Custody earnings credit	(58)	(160)	(97)	(253)

Total Net Expenses	6,242,181	296,417	75,069	2,695,043

Net Investment Income/(Loss)	441,254	182,069	100,189	1,809,887

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	159,491,539	2,170,659	850,270	17,412,612
Written option contracts	—	—	—	—
Futures contracts	—	174,126	66,266	—
Foreign currency transactions	—	—	—	(118,248)
Change in net unrealized appreciation/(depreciation) on:
Investments	(6,189,922)	6,519,612	2,287,094	67,540,002
Written option contracts	—	—	—	—
Futures contracts	—	37,634	7,358	—
Foreign currency forward contracts	—	—	—	67
Foreign currency transactions	—	—	—	84,600

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	153,301,617	8,902,031	3,210,988	84,919,033

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$153,742,871	$9,084,100	$3,311,177	$86,728,920

The accompanying notes to the financial statements are an integral part of this statement.

230

		Thrivent Mutual Funds
		Statement of Operations – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$1,045,175	$4,462,522	$30,269,358	$944,208	$307,591	$2,018,106	$206,334
2,795	32,396	2,258,972	2,167	2,327	2,637,335	24,675,485
—	—	—	—	—	221,174	—
10,758	17,146	101,654	2,051	439	49,709	122,888
98,275	392,831	576,984	23,771	15,782	310,229	490,511
(8,494)	(13,081)	(104,434)	—	—	(8,799)	—

1,148,509	4,891,814	33,102,534	972,197	326,139	5,227,754	25,495,218

826,379	931,425	9,112,332	118,154	39,076	1,051,269	1,178,872
—	—	—	—	—	—	—
16,133	23,202	147,228	12,389	8,885	26,461	46,716
22,037	41,397	355,951	9,452	3,126	38,228	60,358
8,733	11,447	33,758	8,715	8,733	11,609	14,234
20,576	5,015	30,028	9,480	5,157	16,114	7,855
169,221	408,592	4,135,741	118,154	—	341,758	680,940
75,947	82,865	433,368	—	—	63,694	106,548
2,661	3,714	19,440	2,335	2,030	3,808	4,854
58,558	88,612	754,502	24,919	—	61,766	110,726
9,811	8,466	40,785	—	—	4,369	7,553
366	484	1,045	—	178	240	716
24,727	46,752	136,101	10,696	14,066	46,767	44,295
249,056	326,299	2,409,174	106,377	—	224,749	394,750
51,025	42,868	225,809	—	—	21,435	40,132
467	652	1,355	—	214	147	1,145
4,488	8,690	63,750	2,521	1,869	8,913	9,498
3,553	4,196	12,911	3,079	2,955	4,303	3,858

1,543,738	2,034,676	17,913,278	426,271	86,289	1,925,630	2,713,050

(891,579)	(41,489)	(182,372)	(141,749)	(958)	(33,013)	(63,321)
(5)	(19)	(124)	(11)	(8)	(194)	(3,756)

652,154	1,993,168	17,730,782	284,511	85,323	1,892,423	2,645,973

496,355	2,898,646	15,371,752	687,686	240,816	3,335,331	22,849,245

8,372,517	12,535,532	103,830,902	(1,822,231)	1,173,472	13,716,547	(3,319,783)
26,550	—	—	—	—	37,815	—
—	—	—	18,524	46,035	155,908	183,063
—	—	—	—	—	811	—

5,189,611	36,696,434	157,234,217	9,636,518	1,372,199	13,378,481	7,300,654
(2,112)	—	—	—	—	—	—
—	—	—	16,101	7,310	(191,813)	—
—	—	—	—	—	—	—
—	—	—	—	—	208	—

13,586,566	49,231,966	261,065,119	7,848,912	2,599,016	27,097,957	4,163,934

$14,082,921	$52,130,612	$276,436,871	$8,536,598	$2,839,832	$30,433,288	$27,013,179

The accompanying notes to the financial statements are an integral part of this statement.

231

Thrivent Mutual Funds

Statement of Operations – continued

For the Six Months Ended	High Yield	Municipal	Income	Core Bond
April 28, 2006 (unaudited)	Fund II	Bond Fund	Fund	Fund

Investment Income
Dividends	$6,364	$—	$45,687	$40,313
Taxable interest	5,128,112	2,658,596	14,956,564	10,450,380
Tax exempt interest	—	30,390,708	—	—
Income from mortgage dollar rolls	—	—	464,190	817,036
Income from securities loaned	23,735	—	80,815	77,123
Income from affiliated investments	58,691	—	578,033	433,230

Total Investment Income	5,216,902	33,049,304	16,125,289	11,818,082

Expenses
Adviser fees	343,707	2,549,696	1,029,976	1,013,620
Accounting and pricing fees	22,204	94,113	41,387	33,163
Administrative service fees	12,498	124,679	59,611	45,050
Audit and legal fees	9,589	17,851	12,798	12,251
Custody fees	4,578	8,726	10,086	7,997
Distribution expenses Class A	147,221	1,513,137	634,677	490,524
Distribution expenses Class B	19,097	136,737	87,458	49,538
Insurance expenses	2,534	8,101	4,815	4,283
Printing and postage expenses Class A	22,493	85,200	89,526	59,014
Printing and postage expenses Class B	1,475	3,238	6,753	3,028
Printing and postage expenses Class I	134	154	908	447
SEC and state registration expenses	27,038	64,269	44,248	37,629
Transfer agent fees Class A	101,906	300,143	326,403	290,972
Transfer agent fees Class B	7,564	14,436	39,219	17,864
Transfer agent fees Class I	198	866	1,120	994
Trustees’ fees	4,558	21,596	9,417	10,978
Other expenses	2,579	5,672	3,829	3,558

Total Expenses Before Reimbursement	729,373	4,948,614	2,402,231	2,080,910

Less:
Reimbursement from adviser	(105,559)	(16,862)	(73,683)	(46,513)
Custody earnings credit	(1,246)	(274)	(1,296)	(892)

Total Net Expenses	622,568	4,931,478	2,327,252	2,033,505

Net Investment Income/(Loss)	4,594,334	28,117,826	13,798,037	9,784,577

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	358,957	3,304,684	(6,362,679)	(5,546,501)
Written option contracts	—	—	203,957	153,280
Futures contracts	39,941	—	991,941	80,827
Foreign currency transactions	—	—	245	(134)
Change in net unrealized appreciation/(depreciation) on:
Investments	441,625	(14,043,579)	(5,550,260)	(1,413,541)
Futures contracts	—	(74,519)	63,912	(290,689)

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	840,523	(10,813,414)	(10,652,884)	(7,016,758)

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$5,434,857	$17,304,412	$3,145,153	$2,767,819

The accompanying notes to the financial statements are an integral part of this statement.

232

Thrivent Mutual Funds
Statement of Operations – continued

Limited
Maturity	Money Market
Bond Fund	Fund

$—	$171
4,176,966	22,148,483
—	—
87,606	—
9,043	—
171,048	—

4,444,663	22,148,654

285,023	2,153,410
15,856	43,656
19,002	98,651
8,783	15,159
4,232	10,535
159,186	419,832
2,373	6,743
2,634	6,334
24,172	227,468
484	804
494	1,894
26,598	109,226
114,200	747,393
2,323	4,025
1,184	1,069
3,762	17,004
2,547	4,703

672,853	3,867,906

(12,664)	(724,036)
(518)	(383)

659,671	3,143,487

3,784,992	19,005,167

(470,507)	—
13,975	—
388,833	—
—	—

(553,788)	—
(294,551)	—

(916,038)	—

$2,868,954	$19,005,167

The accompanying notes to the financial statements are an integral part of this statement.

233

Thrivent Mutual Funds
Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Fund		Allocation Fund

For the periods ended	4/28/2006	10/31/2005(a)	4/28/2006	10/31/2005(a)
	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$582,374	$(23,129)	$1,770,352	$43,934
Net realized gains/(losses) on:
Investments	708,033	(843)	1,228,855	(3,347)
Change in net unrealized appreciation/(depreciation) on:
Investments	7,348,130	198,437	12,406,124	174,193
Net Change in Net Assets Resulting
From Operations	8,638,537	174,465	15,405,331	214,780
Distributions to Shareholders
From net investment income	(593,507)	—	(1,360,298)	—
Total Distributions to Shareholders	(593,507)	—	(1,360,298)	—
Capital Stock Transactions	98,112,147	29,230,163	199,308,896	65,677,607
Net Increase/(Decrease) in Net Assets	106,157,177	29,404,628	213,353,929	65,892,387
Net Assets, Beginning of Period	29,404,628	—	65,892,387	—
Net Assets, End of Period	$135,561,805	$29,404,628	$279,246,316	$65,892,387

	Partner Small Cap		Small Cap
	Value Fund		Stock Fund

For the periods ended	4/28/2006	10/31/2005	4/28/2006	10/31/2005
	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$409,838	$304,230	$(725,041)	$(2,306,044)
Net realized gains/(losses) on:
Investments	2,872,504	5,903,646	32,356,320	57,043,987
Futures contracts	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	14,898,362	3,886,120	56,012,428	5,093,689
Futures contracts	—	—	—	—
Net Change in Net Assets Resulting
From Operations	18,180,704	10,093,996	87,643,707	59,831,632
Distributions to Shareholders
From net investment income	(381,590)	(121,714)	—	—
From net realized gains	(6,086,458)	(10,871,080)	(52,593,044)	(21,956,221)
Total Distributions to Shareholders	(6,468,048)	(10,992,794)	(52,593,044)	(21,956,221)
Capital Stock Transactions	13,631,327	17,168,894	59,685,567	10,272,248
Net Increase/(Decrease) in Net Assets	25,343,983	16,270,096	94,736,230	48,147,659
Net Assets, Beginning of Period	96,319,714	80,049,618	482,202,432	434,054,773
Net Assets, End of Period	$121,663,697	$96,319,714	$576,938,662	$482,202,432

(a) Since fund inception, June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.

234

	Thrivent Mutual Funds
	Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology		Partner Small
Fund		Allocation Fund		Fund		Cap Growth Fund

4/28/2006	10/31/2005(a)	4/28/2006	10/31/2005(a)	4/28/2006	10/31/2005	4/28/2006	10/31/2005(a)
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$2,389,257	$151,115	$1,064,910	$106,576	$(215,427)	$(204,142)	$(26,515)	$(42,607)
1,796,511	(4,288)	510,173	(855)	2,482,964	3,037,134	349,435	(167,307)
9,076,302	35,253	2,250,235	(45,157)	3,401,030	220,131	3,307,280	482,729
13,262,070	182,080	3,825,318	60,564	5,668,567	3,053,123	3,630,200	272,815
(2,369,276)	(85,097)	(1,038,853)	(54,808)	—	—	—	—
(2,369,276)	(85,097)	(1,038,853)	(54,808)	—	—	—	—
183,313,871	78,940,799	59,824,329	33,669,276	(4,222,737)	(3,765,081)	15,365,560	13,376,735
194,206,665	79,037,782	62,610,794	33,675,032	1,445,830	(711,958)	18,995,760	13,649,550
79,037,782	—	33,675,032	—	48,765,339	49,477,297	13,649,550	—
$273,244,447	$79,037,782	$96,285,826	$33,675,032	$50,211,169	$48,765,339	$32,645,310	$13,649,550

Small Cap		Mid Cap		Partner Mid Cap		Mid Cap
Index Fund		Growth Fund		Value Fund		Stock Fund

4/28/2006	10/31/2005	4/28/2006	10/31/2005	4/28/2006	10/31/2005(a)	4/28/2006	10/31/2005
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$67,871	$91,474	$(709,811)	$(2,600,471)	$116,784	$4,367	$441,254	$(274,356)
2,213,812	672,186	13,045,713	31,965,595	46,449	(24,740)	159,491,539	134,136,943
145,785	192,869	—	—	—	—	—	—
5,099,758	4,472,524	34,873,177	12,770,569	1,304,977	56,762	(6,189,922)	45,435,232
85,607	(48,603)	—	—	—	—	—	—
7,612,833	5,380,450	47,209,079	42,135,693	1,468,210	36,389	153,742,871	179,297,819
(73,001)	(69,683)	—	—	(48,599)	—	—	—
(879,437)	(276,597)	—	—	—	—	(101,541,373)	—
(952,438)	(346,280)	—	—	(48,599)	—	(101,541,373)	—
(900,419)	6,517,175	(10,241,043)	(31,100,335)	11,441,791	8,710,986	95,195,949	(42,263,790)
5,759,976	11,551,345	36,968,036	11,035,358	12,861,402	8,747,375	147,397,447	137,034,029
46,932,578	35,381,233	316,876,552	305,841,194	8,747,375	—	1,002,716,497	865,682,468
$52,692,554	$46,932,578	$353,844,588	$316,876,552	$21,608,777	$8,747,375	$1,150,113,944	$1,002,716,497

The accompanying notes to the financial statements are an integral part of this statement.

235

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Mid Cap		Mid Cap
	Index Fund		Index Fund-I

For the periods ended	4/28/2006	10/31/2005	4/28/2006	10/31/2005
	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$182,069	$360,456	$100,189	$158,446
Net realized gains/(losses) on:
Investments	2,170,659	3,732,411	850,270	1,338,176
Written option contracts	—	—	—	—
Futures contracts	174,126	232,117	66,266	120,758
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	6,519,612	4,391,973	2,287,094	1,360,348
Written option contracts	—	—	—	—
Futures contracts	37,634	(42,681)	7,358	(12,031)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Change in Net Assets Resulting
From Operations	9,084,100	8,674,276	3,311,177	2,965,697
Distributions to Shareholders
From net investment income	(289,668)	(108,546)	(125,860)	(141,843)
From net realized gains	(3,962,434)	(213,705)	(1,541,630)	(571,863)
Total Distributions to Shareholders	(4,252,102)	(322,251)	(1,667,490)	(713,706)
Capital Stock Transactions	1,319,736	4,892,420	52,091	3,525,917
Net Increase/(Decrease) in Net Assets	6,151,734	13,244,445	1,695,778	5,777,908
Net Assets, Beginning of Period	62,446,093	49,201,648	23,081,999	17,304,091
Net Assets, End of Period	$68,597,827	$62,446,093	$24,777,777	$23,081,999

	Large Cap		Large Cap
	Index Fund		Index Fund-I

For the periods ended	4/28/2006	10/31/2005	4/28/2006	10/31/2005
	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$687,686	$1,347,905	$240,816	$512,038
Net realized gains/(losses) on:
Investments	(1,822,231)	877,706	1,173,472	911,105
Written option contracts	—	—	—	—
Futures contracts	18,524	89,515	46,035	11,100
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	9,636,518	4,418,451	1,372,199	1,069,786
Futures contracts	16,101	(41,943)	7,310	(7,996)
Foreign currency transactions	—	—	—	—
Net Change in Net Assets Resulting
From Operations	8,536,598	6,691,634	2,839,832	2,496,033
Distributions to Shareholders
From net investment income	(1,207,200)	(794,013)	(431,528)	(457,553)
From net realized gains	(88,425)	—	—	—
Total Distributions to Shareholders	(1,295,625)	(794,013)	(431,528)	(457,553)
Capital Stock Transactions	(7,121,646)	12,105,671	(1,198,327)	10,348
Net Increase/(Decrease) in Net Assets	119,327	18,003,292	1,209,977	2,048,828
Net Assets, Beginning of Period	94,345,529	76,342,237	31,480,362	29,431,534
Net Assets, End of Period	$94,464,856	$94,345,529	$32,690,339	$31,480,362

The accompanying notes to the financial statements are an integral part of this statement.

236

	Thrivent Mutual Funds
	Statement of Changes in Net Assets – continued

Partner International		Large Cap		Large Cap		Large Cap
Stock Fund		Growth Fund		Value Fund		Stock Fund

4/28/2006	10/31/2005	4/28/2006	10/31/2005	4/28/2006	10/31/2005	4/28/2006	10/31/2005
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$1,809,887	$3,439,989	$496,355	$413,585	$2,898,646	$4,144,561	$15,371,752	$34,129,181
17,412,612	13,023,132	8,372,517	9,003,137	12,535,532	22,216,587	103,830,902	123,150,939
—	—	26,550	24,309	—	—	—	—
—	—	—	—	—	—	—	—
(118,248)	(193,395)	—	—	—	—	—	—
67,540,002	30,276,003	5,189,611	3,510,871	36,696,434	9,200,693	157,234,217	165,489,675
—	—	(2,112)	1,717	—	—	—	—
—	—	—	—	—	—	—	—
67	(463)	—	—	—	—	—	—
84,600	(37,928)	—	—	—	—	—	—

86,728,920	46,507,338	14,082,921	12,953,619	52,130,612	35,561,841	276,436,871	322,769,795

(4,550,020)	(70,182)	(362,403)	(48,823)	(4,838,129)	(1,412,596)	(22,969,707)	(22,365,685)
—	—	—	—	(5,697,959)	—	(37,619,468)	—

(4,550,020)	(70,182)	(362,403)	(48,823)	(10,536,088)	(1,412,596)	(60,589,175)	(22,365,685)
39,591,177	59,168,144	90,423,315	54,917,459	33,245,865	22,956,913	(223,152,743)	(400,968,665)
121,770,077	105,605,300	104,143,833	67,822,255	74,840,389	57,106,158	(7,305,047)	(100,564,555)
381,956,252	276,350,952	178,022,131	110,199,876	386,174,676	329,068,518	3,569,790,751	3,670,355,306
$503,726,329	$381,956,252	$282,165,964	$178,022,131	$461,015,065	$386,174,676	$3,562,485,704	$3,569,790,751

Balanced		High Yield		High Yield		Municipal Bond
Fund		Fund		Fund II		Fund

4/28/2006	10/31/2005	4/28/2006	10/31/2005	4/28/2006	10/31/2005	4/28/2006	10/31/2005
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$3,335,331	$6,973,082	$22,849,245	$46,798,750	$4,594,334	$9,920,829	$28,117,826	$55,654,717
13,716,547	8,810,635	(3,319,783)	7,625,983	358,957	1,009,632	3,304,684	1,725,755
37,815	64,682	—	—	—	—	—	—
155,908	317,695	183,063	—	39,941	—	—	187,077
811	—	—	—	—	—	—	—
13,378,481	10,223,472	7,300,654	(32,637,681)	441,625	(6,912,651)	(14,043,579)	(30,369,797)
(191,813)	30,318	—	—	—	—	(74,519)	602,136
208	—	—	—	—	—	—	—
30,433,288	26,419,884	27,013,179	21,787,052	5,434,857	4,017,810	17,304,412	27,799,888
(3,310,905)	(7,582,902)	(22,819,475)	(47,618,361)	(4,786,545)	(10,545,623)	(28,115,568)	(55,956,597)
(10,044,905)	(6,139,893)	—	—	—	—	—	—
(13,355,810)	(13,722,795)	(22,819,475)	(47,618,361)	(4,786,545)	(10,545,623)	(28,115,568)	(55,956,597)
(27,087,878)	(29,421,278)	23,867,235	(18,775,270)	(10,520,512)	(9,880,322)	(19,397,789)	4,526,315
(10,010,400)	(16,724,189)	28,060,939	(44,606,579)	(9,872,200)	(16,408,135)	(30,208,945)	(23,630,394)
387,820,068	404,544,257	601,632,443	646,239,022	132,638,608	149,046,743	1,279,645,658	1,303,276,052
$377,809,668	$387,820,068	$629,693,382	$601,632,443	$122,766,408	$132,638,608	$1,249,436,713	$1,279,645,658

The accompanying notes to the financial statements are an integral part of this statement.

237

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Income		Core Bond
	Fund		Fund

For the periods ended	4/28/2006	10/31/2005	4/28/2006	10/31/2005
	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$13,798,037	$25,879,473	$9,784,577	$19,010,872
Net realized gains/(losses) on:
Investments	(6,362,679)	4,958,463	(5,546,501)	36,223
Written option contracts	203,957	193,543	153,280	237,429
Futures contracts	991,941	459,013	80,827	1,318,169
Foreign currency transactions	245	—	(134)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(5,550,260)	(26,850,225)	(1,413,541)	(18,539,668)
Futures contracts	63,912	281,386	(290,689)	(355,503)
Net Change in Net Assets Resulting
From Operations	3,145,153	4,921,653	2,767,819	1,707,522
Distributions to Shareholders
From net investment income	(13,759,036)	(26,177,235)	(10,046,827)	(20,255,052)
Total Distributions to Shareholders	(13,759,036)	(26,177,235)	(10,046,827)	(20,255,052)
Capital Stock Transactions	29,903,779	(10,180,362)	(49,683,916)	(3,241,410)
Net Increase/(Decrease) in Net Assets	19,289,896	(31,435,944)	(56,962,924)	(21,788,940)
Net Assets, Beginning of Period	598,175,998	629,611,942	484,930,045	506,718,985
Net Assets, End of Period	$617,465,894	$598,175,998	$427,967,121	$484,930,045

	Limited Maturity		Money Market
	Bond Fund		Fund

For the periods ended	4/28/2006	10/31/2005	4/28/2006	10/31/2005
	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$3,784,992	$4,762,411	$19,005,167	$20,514,325
Net realized gains/(losses) on:
Investments	(470,507)	(919,586)	—	—
Written option contracts	13,975	28,995	—	—
Futures contracts	388,833	144,455	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(553,788)	(2,998,476)	—	—
Futures contracts	(294,551)	294,551	—	—
Net Change in Net Assets Resulting
From Operations	2,868,954	1,312,350	19,005,167	20,514,325
Distributions to Shareholders
From net investment income	(3,766,530)	(4,768,571)	(19,005,167)	(20,563,557)
From net realized gains	—	(309,277)	—	—
Total Distributions to Shareholders	(3,766,530)	(5,077,848)	(19,005,167)	(20,563,557)
Capital Stock Transactions	49,147,451	43,175,754	99,412,332	10,868,079
Net Increase/(Decrease) in Net Assets	48,249,875	39,410,256	99,412,332	10,818,847
Net Assets, Beginning of Period	170,747,816	131,337,560	946,191,626	935,372,779
Net Assets, End of Period	$218,997,691	$170,747,816	$1,045,603,958	$946,191,626

The accompanying notes to the financial statements are an integral part of this statement.

238

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS April 28, 2006 (unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into thirty separate series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, eighteen equity funds, seven fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

Thrivent Real Estate Securities Fund and Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 of the Trust are presented under separate semiannual reports.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for the Money Market Fund) and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, excluding the Limited Maturity Bond Fund and the Money Market Fund. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00% . The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, High Yield Fund II, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund and Partner Mid Cap Value Fund offer Class A and Class I shares. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I and Large Cap Index Fund-I offer only Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at the net asset value at the close of each business day.

For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Funds’ investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of April 28, 2006, three securities in the High Yield Fund and three securities in the High Yield Fund II

239

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

were valued at fair value, which represented 0.05% and 0.00%, respectively, of each Fund’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended April 28, 2006, the Partner International Stock Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

240

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(H) Distributions to Shareholders — Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from the High Yield Fund, High Yield Fund II, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from the Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options — All Funds, except the Money Market Fund, may buy put and call options and write covered put and call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the six months ended April 28, 2006, the Large Cap Growth Fund, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(J) Financial Futures Contracts — Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended April 28, 2006, the Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Index Fund, Large Cap Index Fund-I, Balanced, Municipal Bond, Income Fund, Core Bond and Limited Maturity Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are included in Income from mortgage dollar rolls in the Statement of Operations.

(L) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund

241

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of April 28, 2006, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Municipal Bond Fund and Money Market Fund had securities on loan. The value of securities on loan is as follows:

Securities
Fund	on Loan

Technology Fund	$ 7,530,790
Partner Small Cap Growth Fund	8,053,832
Partner Small Cap Value Fund	26,106,218
Small Cap Stock Fund	137,923,187
Small Cap Index Fund	12,919,894
Mid Cap Growth Fund	51,933,835
Partner Mid Cap Value Fund	2,008,016
Mid Cap Stock Fund	170,254,644
Mid Cap Index Fund	12,115,062
Mid Cap Index Fund-I	4,908,407
Partner International Stock Fund	1,723,019
Large Cap Growth Fund	11,769,307
Large Cap Value Fund	17,427,775
Large Cap Stock Fund	127,991,927
Large Cap Index Fund	2,559,014
Large Cap Index Fund-I	548,423
Balanced Fund	43,813,058
High Yield Fund	68,071,382
High Yield Fund II	16,092,793
Income Fund	70,155,536
Core Bond Fund	58,189,513
Limited Maturity Bond Fund	11,992,006

(M) When-Issued and Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(N) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(O) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Loss Contingencies — Thrivent High Yield Fund received a dividend in the amount of $37,188 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Fund will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered can not be reasonably estimated.

Thrivent High Yield Fund II is a defendant in an adversary action brought by the Official Committee of Asbestos Claimants of G-I Holdings Inc. (G-I) against prior and current holders of secured debt of Building Materials Corp. of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s Debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages can not be reasonably estimated.

(Q) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

242

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Effective January 1, 2006, the Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management, LLC (Thrivent Asset Mgt.), (“the Adviser”). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company (Thrivent Life). Prior to January 1, 2006, the Trust’s Adviser was Thrivent Investment Management, Inc. (Thrivent Investment Mgt.). There was no change in the investment management fees and Thrivent Asset Mgt. provides the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

(M - Millions)	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M

Aggressive Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small
Cap Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Small Cap
Value Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Small Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Small Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Growth Fund	0.45%	0.45%	0.40%	0.40%	0.35%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Partner Mid Cap
Value Fund	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Index Fund-I	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Partner International
Stock Fund	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Growth Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.65%	0.65%	0.60%	0.575%
Large Cap Value Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Large Cap Stock Fund	0.65%	0.65%	0.65%	0.65%	0.65%	0.575%	0.575%	0.50%	0.475%	0.45%	0.425%
Large Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Large Cap Index Fund-I	0.25%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%
Balanced Fund	0.55%	0.55%	0.55%	0.55%	0.55%	0.50%	0.50%	0.475%	0.475%	0.45%	0.425%
High Yield Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%
High Yield Fund II	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Municipal Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.35%	0.35%	0.325%	0.30%
Income Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.325%	0.325%	0.30%	0.30%	0.30%	0.30%
Core Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%
Limited Maturity
Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.275%	0.275%	0.25%	0.25%	0.25%	0.25%
Money Market Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.40%	0.35%	0.325%	0.325%	0.30%	0.275%

243

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The Fund has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management LLC (“Transamerica”) for the performance of subadvisory services for the Partner Small Cap Growth Fund. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services for the Partner Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Fund has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for the Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. For purposes of determining breakpoints for the assets managed by Goldman Sachs, assets managed by Goldman Sachs in the Partner Mid Cap Value Portfolio of Thrivent Series Fund, Inc. will be included in determining average daily net assets.

The adviser has entered into a subadvisory agreement with Mercator Asset Management, LP (“Mercator”) and T. Rowe Price International, Inc. (“Price International”) for the performance of subadvisory services for the Partner International Stock Fund. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Partner International Stock Portfolio of Thrivent Series Fund, Inc. will be included in determining average daily net assets.

As of April 28, 2006, the following voluntary and contractual expense reimbursements were in effect:

	Voluntary/			Institutional	Expiration
Fund	Contractual	Class A	Class B	Class	Date

Aggressive Allocation	Contractual	0.74%	N/A	0.74%	6/30/06
Aggressive Allocation	Contractual	1.24%	N/A	1.24%	2/28/07
Moderately Aggressive Allocation	Contractual	0.59%	N/A	0.59%	2/28/07
Moderate Allocation	Contractual	0.63%	N/A	0.63%	6/30/06
Moderate Allocation	Contractual	0.50%	N/A	0.50%	2/28/07
Moderately Conservative Allocation	Contractual	0.87%	N/A	0.87%	6/30/06
Moderately Conservative Allocation	Contractual	0.77%	N/A	0.77%	2/28/07
Technology	Contractual	0.25%	—	—	2/28/07
Technology	Voluntary	0.25%	1.00%	—	N/A
Partner Small Cap Growth	Contractual	0.80%	N/A	0.80%	2/28/07
Partner Small Cap Value	Voluntary	0.50%	0.50%	0.50%	N/A
Partner Mid Cap Value	Contractual	1.70%	N/A	1.70%	2/28/07
Large Cap Growth	Contractual	0.40%	0.40%	0.40%	2/28/07
Large Cap Growth	Voluntary	0.40%	0.40%	0.40%	N/A
High Yield II	Voluntary	0.16%	0.16%	0.16%	N/A
Money Market	Voluntary	0.20%	0.10%	0.10%	N/A

As of April 28, 2006, the following contractual expense reimbursements to limit expenses to the following percentages were in effect:

	Voluntary/			Institutional	Expiration
Fund	Contractual	Class A	Class B	Class	Date

Small Cap Index	Contractual	0.95%	N/A	N/A	2/28/07
Mid Cap Index	Contractual	0.90%	N/A	N/A	2/28/07
Large Cap Index	Contractual	0.60%	N/A	N/A	2/28/07

244

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

As of October 15, 2004, all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 2.24%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; High Yield Fund II, 2.30%; Municipal Bond Fund, 1.50%; Income Fund, 1.67%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95% . These reimbursements will be in effect as long as assets remain in the B shares.

Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 1.01% of average daily net assets for Money Market Fund. These voluntary expense reimbursements may be discontinued at any time.

Each equity and fixed income fund may invest cash in the Money Market Fund, subject to certain limitations. During the six months ended April 28, 2006, all funds with the exception of the Municipal Bond Fund invested in the Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan — Thrivent Investment Mgt. is the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for the Money Market Fund) of average net assets. Class B Shares have a Rule 12b-1 fee of 1.0% (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees — For the period ended April 28, 2006, Thrivent Investment Mgt. received $7,924,005 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate contingent deferred sales charges of $252,524 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the six months ended April 28, 2006, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $657,002 from the Trust.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the six months ended April 28, 2006, Thrivent Asset Mgt. received aggregate fees for administrative personnel and services of $1,202,882 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the six months ended April 28, 2006, Thrivent Investor Services received $9,513,913 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $88,543 in fees from the Trust for the six months ended April 28, 2006. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., and Thrivent Investor Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal

245

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of April 28, 2006, tax-basis balances have not been determined.

At October 31, 2005, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss
Fund	Carryover	Expiration Year

Technology	$11,583,446	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012

	$28,030,718

Partner Small Cap Growth	$148,783	2013

Mid Cap Growth	$1,054,796	2008
	25,424,814	2009
	6,613,531	2010
	743,338	2011

	$33,836,479

Partner Mid Cap Value	$13,966	2013

Partner International Stock	$11,487,548	2009
	55,324,117	2010

	$66,811,665

Large Cap Growth	$13,871,592	2009
	7,054,293	2010

	$20,925,885

Large Cap Value	$371	2009
	4,140,620	2010

	4,140,991

Large Cap Stock	$101,905,599	2009
	45,072,180	2010

	$146,977,779

	Capital Loss
Fund	Carryover	Expiration Year

Large Cap Index-I	$2,317,791	2010
	1,730,425	2011

	$4,048,216

High Yield	$18,998,975	2007
	15,133,980	2008
	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013

	$486,983,023

High Yield II	$37,943,618	2008
	14,003,544	2009
	12,668,032	2010
	324,797	2012

	$64,939,991

Municipal Bond	$7,491,802	2007
	328,490	2009
	545,473	2012

	$8,365,765

Income	$7,036,690	2008
	17,362,752	2010

	$24,399,442

Core Bond	$1,246,299	2012
	1,300,054	2013

	$2,546,353

Limited Maturity Bond	$691,482	2013

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

246

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholder, by class, for the six months ended April 28, 2006, and the year ended October 31, 2005, were as follows:

			Net Investment Income

	For the six months ended,			For the year ended,
		April 28, 2006		October 31, 2005

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Aggressive Allocation Fund	$ 499,412	$ N/A	$ 94,095	$ —	$ N/A	$ —
Moderately Aggressive Allocation Fund	1,225,560	N/A	134,738	—	N/A	—
Moderate Allocation Fund	2,265,687	N/A	103,589	84,047	N/A	1,050
Moderately Conservative Allocation Fund	1,005,416	N/A	33,437	53,752	N/A	1,056
Partner Small Cap Value Fund	218,412	—	163,178	60,956	—	60,758
Small Cap Index Fund	73,001	N/A	N/A	69,683	N/A	N/A
Partner Mid Cap Value Fund	19,274	N/A	29,325	—	N/A	—
Mid Cap Index Fund	289,668	N/A	N/A	108,546	N/A	N/A
Mid Cap Index Fund-I	N/A	N/A	125,860	N/A	N/A	141,843
Partner International Stock Fund	3,199,167	—	1,350,853	52,742	—	17,440
Large Cap Growth Fund	122,283	—	240,120	41,063	—	7,760
Large Cap Value Fund	3,831,080	—	1,007,049	1,266,086	—	146,510
Large Cap Stock Fund	21,262,576	—	1,707,131	21,399,610	—	966,075
Large Cap Index Fund	1,207,200	N/A	N/A	794,013	N/A	N/A
Large Cap Index Fund-I	N/A	N/A	431,528	N/A	N/A	457,553
Balanced Fund	2,249,603	42,630	1,018,672	5,092,320	126,181	2,364,401
High Yield Fund	20,607,907	715,209	1,496,359	44,855,146	1,884,350	878,865
High Yield Fund II	4,521,685	127,198	137,662	9,905,335	313,008	327,280
Municipal Bond Fund	27,376,814	523,442	215,312	54,576,418	1,139,478	240,701
Income Fund	11,640,743	328,296	1,789,997	23,801,098	757,982	1,618,155
Core Bond Fund	8,704,842	170,567	1,171,418	18,189,070	370,854	1,695,128
Limited Maturity Bond Fund	2,417,000	35,546	1,313,984	4,214,827	66,216	487,528
Money Market Fund	12,564,900	26,465	6,413,802	13,834,725	39,585	6,689,247

			Net Realized Gains

		For the six months ended,			For the year ended,
		April 28, 2006			October 31, 2005

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Partner Small Cap Value Fund	$ 4,655,087	$ 358,184	$1,073,187	$ 8,343,475	$ 713,424	$1,814,181
Small Cap Stock Fund	47,662,130	2,332,356	2,598,558	20,078,791	1,326,981	550,449
Small Cap Index Fund	879,437	N/A	N/A	276,597	N/A	N/A
Mid Cap Stock Fund	93,424,844	2,559,861	5,556,668	—	—	—
Mid Cap Index Fund	3,962,434	N/A	N/A	213,705	N/A	N/A
Mid Cap Index Fund-I	N/A	N/A	1,541,630	N/A	N/A	571,863
Large Cap Value Fund	4,623,401	241,078	833,480	—	—	—
Large Cap Stock Fund	34,978,182	1,011,454	1,629,832	—	—	—
Large Cap Index Fund	88,425	N/A	N/A	—	N/A	N/A
Balanced Fund	7,173,391	339,340	2,532,174	4,255,139	257,863	1,626,891
Limited Maturity Bond Fund	—	—	—	282,527	4,817	21,933

247

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the six months ended April 28, 2006, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Fund	Purchases	Sales

Aggressive Allocation Fund	$105,934	$ 8,322
Moderately Aggressive
Allocation Fund	216,554	20,832
Moderate Allocation Fund	193,185	20,969
Moderately Conservative
Allocation Fund	58,409	3,772
Technology Fund	12,835	16,367
Partner Small Cap Growth Fund	24,375	10,972
Partner Small Cap Value Fund	14,101	10,740
Small Cap Stock Fund	211,875	211,647
Small Cap Index Fund	4,414	6,441
Mid Cap Growth Fund	204,573	217,674
Partner Mid Cap Value Fund	13,068	2,590
Mid Cap Stock Fund	915,278	928,422
Mid Cap Index Fund	4,305	6,498
Mid Cap Index Fund-I	3,792	5,239
Partner International Stock Fund	142,206	115,581
Large Cap Growth Fund	202,846	115,742
Large Cap Value Fund	92,070	76,250
Large Cap Stock Fund	903,600	915,656
Large Cap Index Fund	4,335	11,799
Large Cap Index Fund-I	3,265	4,389
Balanced Fund	197,391	251,491
High Yield Fund	205,449	175,332
High Yield Fund II	38,447	49,321
Municipal Bond Fund	79,819	87,397
Income Fund	247,010	297,118
Core Bond Fund	144,916	205,561
Limited Maturity Bond Fund	63,124	26,795

Purchases and sales of U.S. Government securities were:

	In thousands

Fund	Purchases	Sales

Balanced Fund	$271,757	$262,492
Income Fund	688,275	641,509
Core Bond Fund	968,144	967,290
Limited Maturity Bond Fund	137,929	135,611

(B) Investments in Restricted Securities — The High Yield Fund and High Yield Fund II own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $373,380 and $0 at April 28, 2006, which represented 0.06% and 0.00% of the net assets of the High Yield Fund and High Yield Fund II, respectively. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The High Yield Fund and the High Yield Fund II invest primarily in high-yielding fixed-income securities. Each of the other Funds, except the Municipal Bond Fund and the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the six months ended April 28, 2006, were as follows:

	Thrivent Large Cap Growth Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2005	19	$ 4,254
Opened	1,006	120,247
Closed	(876)	(112,957)
Expired	(46)	(3,878)
Exercised	(71)	(6,199)

Balance at April 28, 2006	32	$ 1,467

248

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

	Thrivent Balanced Fund			Thrivent Core Bond Fund

	Number of	Premium		Number of	Premium
	Contracts	Amount		Contracts	Amount

Balance at October 31, 2005	—	$ —	Balance at October 31, 2005	—	$ —
Opened	105	46,913	Opened	425	184,977
Closed	(105)	(46,913)	Closed	(425)	(184,977)
Expired	—	—	Expired	—	—
Exercised	—	—	Exercised	—	—

Balance at April 28, 2006	—	$ —	Balance at April 28, 2006	—	$ —

	Income Fund			Thrivent Limited
	Number of	Premium		Maturity Bond Fund
	Contracts	Amount		Number of	Premium

Balance at October 31, 2005	—	$ —		Contracts	Amount

Opened	565	245,391	Balance at October 31, 2005	—	$ —
Closed	(565)	(245,391)	Opened	40	24,275
Expired	—	—	Closed	(40)	(24,275)
Exercised	—	—	Expired	—	—

			Exercised	—	—
Balance at April 28, 2006	—	$ —
			Balance at April 28, 2006	—	$ —

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended April 28, 2006, in the Money Market Fund, is as follows:

	Gross	Gross	Balance of Shares		Dividend Income
	Purchases and	Sales and	Held April 28,	Value	Six Months Ending
Fund	Additions	Reductions	2006	April 28, 2006	April 28, 2006

Aggressive Allocation Fund	$ 2,012,092	$ —	2,600,758	$ 2,600,758	$ 29,042
Moderately Aggressive Allocation Fund	6,119,794	—	8,102,876	8,102,876	93,308
Moderate Allocation Fund	14,606,099	—	18,574,505	18,574,505	209,316
Moderately Conservative Allocation Fund	6,087,810	—	9,470,103	9,470,103	125,138
Technology Fund	9,331,750	9,892,831	1,643,385	1,643,385	35,434
Partner Small Cap Growth Fund	6,657,075	6,036,599	1,268,414	1,268,414	13,913
Partner Small Cap Value Fund	10,758,220	7,659,782	5,778,679	5,778,679	86,465
Small Cap Stock Fund	49,082,296	45,590,053	24,692,743	24,692,743	459,233
Small Cap Index Fund	4,719,426	4,316,571	1,954,992	1,954,992	28,921
Mid Cap Growth Fund	56,014,651	55,256,083	13,020,170	13,020,170	250,903
Partner Mid Cap Value Fund	5,540,251	4,515,947	1,033,355	1,033,355	2,947
Mid Cap Stock Fund	35,801,642	38,230,638	25,569,107	25,569,107	571,488
Mid Cap Index Fund	4,176,203	4,714,588	1,515,697	1,515,697	34,760
Mid Cap Index Fund-I	5,009,561	5,155,544	970,875	970,875	15,288
Partner International Stock Fund	47,491,762	42,779,559	9,723,923	9,723,923	164,007
Large Cap Growth Fund	47,616,707	44,187,761	7,271,247	7,271,247	98,275
Large Cap Value Fund	30,206,685	21,416,596	21,033,074	21,033,074	392,831
Large Cap Stock Fund	16,071,988	13,004,164	30,725,420	30,725,420	576,984
Large Cap Index Fund	9,314,092	9,651,106	405,442	405,442	23,771
Large Cap Index Fund-I	5,224,162	5,678,332	557,982	557,982	15,782
Balanced Fund	39,027,093	35,756,097	16,456,636	16,456,636	310,229
High Yield Fund	84,097,630	95,903,730	13,958,369	13,958,369	490,511
High Yield Fund II	27,467,099	29,549,702	2,304,750	2,304,750	58,691

249

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of April 28, 2006 (unaudited)

(7) INVESTMENTS IN AFFILIATES — continued

	Gross	Gross	Balance of Shares		Dividend Income
	Purchases and	Sales and	Held April 28,	Value	Six Months Ending
Fund	Additions	Reductions	2006	April 28, 2006	April 28, 2006

Income Fund	$16,318,789	$10,830,219	29,786,985	$29,786,985	$578,033
Core Bond Fund	17,244,228	24,696,565	16,692,513	16,692,513	433,230
Limited Maturity Bond Fund	29,692,761	24,288,706	9,973,569	9,973,569	171,048

A summary of transactions for the six months ended April 28, 2006, in the Thrivent Financial Securities Lending Trust, is
as follows:

	Gross	Gross	Balance of Shares
	Purchases and	Sales and	Held April 28,	Value
Fund	Additions	Reductions	2006	April 28, 2006

Technology Fund	$ 18,622,878	$ 16,521,702	7,748,418	$ 7,748,418
Partner Small Cap Growth Fund	8,979,586	3,035,782	8,278,749	8,278,749
Partner Small Cap Value Fund	50,700,268	40,127,371	26,743,727	26,743,727
Small Cap Stock Fund	270,318,897	219,003,651	139,728,340	139,728,340
Small Cap Index Fund	9,048,518	7,467,674	13,196,636	13,196,636
Mid Cap Growth Fund	99,572,898	98,196,974	54,530,241	54,530,241
Partner Mid Cap Value	6,305,487	4,782,303	2,052,731	2,052,731
Mid Cap Stock Fund	566,771,485	565,368,316	173,514,810	173,514,810
Mid Cap Index Fund	25,890,995	24,634,707	12,319,110	12,319,110
Mid Cap Index Fund-I	10,721,340	9,699,646	5,019,946	5,019,946
Partner International Stock Fund	173,090,570	229,898,329	1,811,518	1,811,518
Large Cap Growth Fund	62,891,799	58,210,630	12,020,867	12,020,867
Large Cap Value Fund	106,051,789	102,180,101	17,880,262	17,880,262
Large Cap Stock Fund	1,218,438,627	1,161,986,058	130,818,225	130,818,225
Large Cap Index Fund	14,179,457	16,389,190	2,634,806	2,634,806
Large Cap Index Fund-I	2,796,091	2,676,194	558,373	558,373
Balanced Fund	83,183,456	83,426,731	44,995,456	44,995,456
High Yield Fund	169,990,287	181,740,260	70,710,845	70,710,845
High Yield Fund II	34,226,215	39,838,700	16,736,190	16,736,190
Income Fund	194,908,286	183,299,525	72,496,175	72,496,175
Core Bond Fund	189,894,116	178,471,102	60,135,823	60,135,823
Limited Maturity Bond Fund	52,935,029	51,463,835	12,334,794	12,334,794

A summary of transactions for the Thrivent Allocation Funds for the six months ended April 28, 2006, in the following
Thrivent Mutual Funds, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Six Months Ending
Fund	Additions	Reductions	April 28, 2006	April 28, 2006	April 28, 2006

Aggressive Allocation Fund
Partner Small Cap Growth Fund	$ 7,070,114	$—	725,066	$ 8,911,064	$—
Partner Small Cap Value Fund	7,220,559	—	559,662	9,027,344	17,132
Small Cap Stock Fund	7,639,084	—	476,452	9,586,206	—
Mid Cap Growth Fund	4,529,212	—	339,837	6,062,692	—
Partner Mid Cap Value Fund	4,564,656	—	532,897	6,021,731	9,577
Mid Cap Stock Fund	5,294,501	461,560	350,353	6,849,410	—
Partner International Stock Fund	22,078,658	1,683,342	2,388,193	30,974,868	194,645
Large Cap Growth Fund	20,742,501	—	4,649,345	25,943,344	39,045
Large Cap Value Fund	8,020,549	2,378,216	606,086	9,739,806	95,508

250

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
As of April 28, 2006 (unaudited)

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Six Months Ending
Fund	Additions	Reductions	April 28, 2006	April 28, 2006	April 28, 2006

Large Cap Stock Fund	$ 8,711,904	$1,824,037	387,695	$10,731,392	$61,505
Real Estate Securities Fund	899,405	1,975,168	19,640	224,872	22,339
High Yield Fund	3,833,991	—	756,016	3,825,439	58,548
Income Fund	2,541,994	—	296,867	2,496,655	25,052
Limited Maturity Bond Fund	2,014,429	—	207,123	2,593,175	29,981
Money Market Fund	2,012,092	—	2,600,758	2,600,758	29,042

Moderately Aggressive Allocation Fund
Partner Small Cap Growth Fund	7,279,246	—	822,082	10,103,386	—
Partner Small Cap Value Fund	7,536,168	—	634,015	10,226,663	29,913
Small Cap Stock Fund	8,894,859	—	568,403	11,436,273	—
Mid Cap Growth Fund	5,920,608	—	473,268	8,443,099	—
Partner Mid Cap Value Fund	5,982,815	—	741,439	8,378,255	16,706
Mid Cap Stock Fund	8,261,331	—	578,995	11,319,349	—
Partner International Stock Fund	33,757,177	9,898,347	3,410,792	44,237,974	416,818
Large Cap Growth Fund	30,478,737	—	7,285,424	40,652,666	79,507
Large Cap Value Fund	24,840,385	—	2,106,831	33,856,773	203,666
Large Cap Stock Fund	27,443,913	—	1,285,585	35,584,999	131,206
Real Estate Securities Fund	4,982,013	2,185,158	512,085	5,863,377	87,745
High Yield Fund	23,827,023	3,446,050	4,017,328	20,327,678	372,629
Income Fund	13,944,752	—	2,023,467	17,017,356	186,920
Limited Maturity Bond Fund	12,439,991	5,302,549	1,093,425	13,689,686	204,319
Money Market Fund	6,119,794	—	8,102,876	8,102,876	93,308

Moderate Allocation Fund
Small Cap Stock Fund	14,160,000	—	987,894	19,876,420	—
Mid Cap Stock Fund	11,992,238	1,284,458	862,910	16,869,896	—
Partner International Stock Fund	23,290,472	9,563,289	2,478,395	32,144,787	359,987
Large Cap Growth Fund	23,580,585	—	6,244,297	34,843,179	81,433
Large Cap Value Fund	16,989,401	1,113,233	1,569,636	25,224,047	204,125
Large Cap Stock Fund	22,893,948	—	1,173,527	32,483,219	144,638
Real Estate Securities Fund	6,420,327	2,392,921	752,983	8,621,657	125,445
High Yield Fund	20,587,705	3,506,111	3,991,702	20,198,010	459,586
Income Fund	28,171,094	—	3,851,894	32,394,425	371,288
Limited Maturity Bond Fund	23,351,845	3,108,916	2,556,077	32,002,082	433,439
Money Market Fund	14,606,099	—	18,574,505	18,574,505	209,316

Moderately Conservative Fund
Small Cap Stock Fund	2,534,555	6,800	202,472	4,073,736	—
Mid Cap Stock Fund	2,525,950	40,911	204,230	3,992,696	—
Partner International Stock Fund	5,035,338	2,824,028	563,866	7,313,339	98,475
Large Cap Growth Fund	5,896,673	38,912	1,708,692	9,534,504	25,680
Large Cap Value Fund	4,214,512	14,494	433,988	6,974,185	58,540
Large Cap Stock Fund	4,790,774	—	278,865	7,718,985	43,085
Real Estate Securities Fund	1,806,505	—	262,871	3,009,871	37,470
High Yield Fund	5,230,269	846,530	1,130,228	5,718,953	143,344
Income Fund	7,654,977	—	1,328,016	11,168,610	165,492
Limited Maturity Bond Fund	18,346,025	—	2,183,954	27,343,102	367,686
Money Market Fund	6,087,810	—	9,470,103	9,470,103	125,138

251

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 28, 2006, the Funds engaged in purchases and sales of securities of $16,606,419 and $19,638,440, respectively.

(9) RELATED PARTY TRANSACTIONS

As of April 28, 2006, related parties held 900,000 shares or 33.9% of Partner Small Cap Growth Fund’s outstanding shares, 451,578 shares or 23.6% of Partner Mid Cap Value Fund’s outstanding shares, 459,961 shares or 26.4% of Mid Cap Index Fund-I’s outstanding shares, and 3,893,251 shares or 5.3% of Income Fund’s outstanding shares.

As of April 28, 2006, retirement plans sponsored by Thrivent Financial for Lutherans held 1,871,770 shares or 16.2% of Aggressive Allocation Fund’s outstanding shares, 2,036,388 shares or 8.3% of Moderately Aggressive Allocation Fund’s outstanding shares, 826,530 shares or 10.7% of Partner Small Cap Value Fund’s outstanding shares, 1,002,794 shares or 57.6% of Mid Cap Index Fund-I’s outstanding shares, 2,914,848 shares or 79.6% of Large Cap Index Fund-I’s outstanding shares, 7,238,911 shares or 24.4% of Balanced Fund’s outstanding shares, and 2,813,697 shares or 6.4% of Core Bond Fund’s outstanding shares.

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Automated conversions of Class B shares to Class A shares are included in the shares redeemed and sold amount. Transactions in Fund shares were as follows:

		Aggressive Allocation Fund

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	7,197,414	$ 80,910,636	1,785,017	$ 19,967,068

Dividends and Distributions	46,370	499,872	8,720	94,094

Redeemed	(218,907)	(2,478,694)	(81,014)	(880,829)

Net Change	7,024,877	$ 78,931,814	1,712,723	$ 19,180,333

Year Ended October 31, 2005*

Sold	2,539,432	$ 26,218,740	400,862	$ 4,121,513

Dividends and Distributions	—	—	—	—

Redeemed	(106,007)	(1,110,080)	(1)	(10)

Net Change	2,433,425	$ 25,108,660	400,861	$ 4,121,503

252

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

	Moderately Aggressive Allocation Fund

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	16,264,569	$ 179,336,850	2,189,646	$ 24,019,237

Dividends and Distributions	114,598	1,221,659	12,628	134,737

Redeemed	(433,203)	(4,798,159)	(54,465)	(605,428)

Net Change	15,945,964	$ 175,760,350	2,147,809	$ 23,548,546

Year Ended October 31, 2005*

Sold	6,318,180	$ 64,978,054	264,360	$ 2,705,003

Dividends and Distributions	—	—	—	—

Redeemed	(194,091)	(2,005,440)	(1)	(10)

Net Change	6,124,089	$ 62,972,614	264,359	$ 2,704,993

		Moderate Allocation Fund

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	16,813,633	$ 181,451,637	733,084	$ 7,899,714

Dividends and Distributions	210,748	2,249,396	9,524	101,963

Redeemed	(711,070)	(7,695,403)	(63,277)	(693,436)

Net Change	16,313,311	$ 176,005,630	679,331	$ 7,308,241

Year Ended October 31, 2005*

Sold	7,597,586	$ 77,579,096	281,371	$ 2,860,982

Dividends and Distributions	8,054	83,525	101	1,050

Redeemed	(153,929)	(1,583,773)	(8)	(81)

Net Change	7,451,711	$ 76,078,848	281,464	$ 2,861,951

	Moderately Conservative Allocation Fund

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	5,766,848	$ 60,676,178	291,233	$ 3,069,881

Dividends and Distributions	94,414	988,182	3,029	31,753

Redeemed	(428,098)	(4,522,552)	(39,532)	(419,113)

Net Change	5,433,164	$ 57,141,808	254,730	$ 2,682,521

Year Ended October 31, 2005*

Sold	3,376,617	$ 34,227,042	75,332	$ 755,613
Dividends and Distributions	5,184	53,085	103	1,056

Redeemed	(134,194)	(1,367,449)	(7)	(71)

Net Change	3,247,607	$ 32,912,678	75,428	$ 756,598

*For the period from June 30, 2005, (Inception) to October 31, 2005.

253

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Technology Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	953,368	$ 3,629,263	1,769	$ 6,312	33,881	$ 135,812

Dividends and Distributions	—	—	—	—	—	—

Redeemed	(1,654,134)	(6,303,142)	(255,638)	(930,545)	(189,046)	(760,437)

Net Change	(700,766)	$ (2,673,879)	(253,869)	$ (924,233)	(155,165)	$ (624,625)

Year Ended October 31, 2005

Sold	2,413,463	$ 8,199,817	61,398	$ 199,867	3,449	$ 12,581

Dividends and Distributions	—	—	—	—	—	—

Redeemed	(3,128,503)	(10,679,889)	(279,898)	(923,848)	(164,088)	(573,609)

Net Change	(715,040)	$ (2,480,072)	(218,500)	$ (723,981)	(160,639)	$ (561,028)

		Partner Small Cap Growth Fund

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	86,742	$ 1,017,358	1,245,111	$ 14,374,440

Dividends and Distributions	—	—	—	—

Redeemed	(2,260)	(26,238)	—	—

Net Change	84,482	$ 991,120	1,245,111	$ 14,374,440

Year Ended October 31, 2005*

Sold	923,858	$ 9,244,828	404,238	$ 4,132,659

Dividends and Distributions	—	—	—	—

Redeemed	(70)	(742)	(1)	(10)

Net Change	923,788	$ 9,244,086	404,237	$ 4,132,649

			Partner Small Cap Value Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	346,022	$ 5,091,948	4,194	$ 58,764	1,070,241	$ 16,196,185

Dividends and Distributions	360,276	4,840,032	27,743	356,497	88,388	1,234,012

Redeemed	(720,957)	(10,509,769)	(31,784)	(448,191)	(213,984)	(3,188,151)

Net Change	(14,659)	$ (577,789)	153	$ (32,930)	944,645	$ 14,242,046

Year Ended October 31, 2005

Sold	1,517,333	$ 20,881,363	24,491	$ 330,888	687,886	$ 9,913,887

Dividends and Distributions	619,617	8,353,675	54,502	711,264	134,623	1,874,939

Redeemed	(1,142,359)	(15,657,893)	(58,263)	(774,977)	(606,729)	(8,464,252)

Net Change	994,591	$ 13,577,145	20,730	$ 267,175	215,780	$ 3,324,574

*For the period from June 30, 2005, (Inception) to October 31, 2005.

254

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

			Small Cap Stock Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,577,629	$ 28,504,921	12,467	$ 202,384	1,738,269	$ 33,400,103

Dividends and Distributions	2,854,152	47,379,783	156,278	2,326,977	136,717	2,421,260

Redeemed	(2,663,358)	(48,147,159)	(262,352)	(4,257,674)	(113,678)	(2,145,028)

Net Change	1,768,423	$ 27,737,545	(93,607)	$ (1,728,313)	1,761,308	$ 33,676,335

Year Ended October 31, 2005

Sold	3,177,885	$ 54,691,472	41,762	$ 655,185	576,981	$ 10,908,320

Dividends and Distributions	1,169,439	19,952,382	84,625	1,324,943	27,428	493,053

Redeemed	(3,837,097)	(66,584,361)	(518,871)	(8,208,131)	(157,397)	(2,960,615)

Net Change	510,227	$ 8,059,493	(392,484)	$ (6,228,003)	447,012	$ 8,440,758

	Small Cap Index Fund

	Class A

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount

Sold	265,397	$ 4,093,111

Dividends and Distributions	64,989	942,717

Redeemed	(384,772)	(5,936,247)

Net Change	(54,386)	$ (900,419)

Year Ended October 31, 2005

Sold	1,016,689	$ 13,900,371

Dividends and Distributions	25,112	342,666

Redeemed	(555,929)	(7,725,862)

Net Change	485,872	$ 6,517,175

			Mid Cap Growth Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,059,924	$ 17,022,070	7,728	$ 116,484	648,529	$ 11,121,273

Dividends and Distributions	—	—	—	—	—	—

Redeemed	(1,924,518)	(30,872,723)	(498,719)	(7,436,270)	(11,243)	(191,877)

Net Change	(864,594)	$ (13,850,653)	(490,991)	$ (7,319,786)	637,286	$ 10,929,396

Year Ended October 31, 2005

Sold	2,537,539	$ 35,036,716	30,434	$ 393,259	272,971	$ 4,152,199

Dividends and Distributions	—	—	—	—	—	—

Redeemed	(3,757,363)	(52,189,301)	(1,116,546)	(14,519,624)	(270,037)	(3,973,584)

Net Change	(1,219,824)	$ (17,152,585)	(1,086,112)	$ (14,126,365)	2,934	$ 178,615

		255

THRIVENT MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS As of April 28, 2006 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

		Partner Mid Cap Value Fund

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	76,655	$ 834,170	974,293	$ 10,621,505

Dividends and Distributions	1,820	19,259	2,772	29,325

Redeemed	(3,239)	(35,700)	(2,451)	(26,768)

Net Change	75,236	$ 817,729	974,614	$ 10,624,062

Year Ended October 31, 2005*

Sold	503,544	$ 5,050,647	359,203	$ 3,660,359

Dividends and Distributions	—	—	—	—

Redeemed	(1)	(10)	(1)	(10)

Net Change	503,543	$ 5,050,637	359,202	$ 3,660,349

			Mid Cap Stock Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,146,766	$ 56,880,445	34,184	$ 550,342	1,910,743	$ 36,234,968

Dividends and Distributions	5,464,411	92,679,886	169,311	2,553,203	304,504	5,417,124

Redeemed	(4,760,768)	(86,141,985)	(329,097)	(5,299,192)	(410,796)	(7,678,842)

Net Change	3,850,409	$ 63,418,346	(125,602)	$ (2,195,647)	1,804,451	$ 33,973,250

Year Ended October 31, 2005

Sold	4,460,836	$ 73,983,970	66,435	$ 992,529	1,096,974	$ 19,788,180

Dividends and Distributions	—	—	—	—	—	—

Redeemed	(7,360,779)	(122,554,586)	(586,322)	(8,805,799)	(325,759)	(5,668,084)

Net Change	(2,899,943)	$ (48,570,616)	(519,887)	$ (7,813,270)	771,215	$ 14,120,096

	Mid Cap Index Fund		Mid Cap Index Fund-I

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	404,410	$ 5,751,433	167,810	$ 2,321,724

Dividends and Distributions	310,448	4,211,652	123,741	1,619,275

Redeemed	(604,586)	(8,643,349)	(281,534)	(3,888,908)

Net Change	110,272	$ 1,319,736	10,017	$ 52,091

Year Ended October 31, 2005

Sold	1,114,612	$ 14,521,029	701,761	$ 9,027,007

Dividends and Distributions	24,930	319,594	55,097	684,234

Redeemed	(754,081)	(9,948,203)	(486,586)	(6,185,324)

Net Change	385,461	$ 4,892,420	270,272	$ 3,525,917

*For the period from June 30, 2005, (Inception) to October 31, 2005.

256

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

			Partner International Stock Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	2,000,818	$ 23,415,013	32,282	$ 363,260	7,120,623	$ 84,707,610

Dividends and Distributions	278,651	3,165,459	—	—	114,683	1,321,143

Redeemed	(3,353,418)	(39,369,353)	(270,958)	(3,053,002)	(2,667,464)	(30,958,953)

Net Change	(1,073,949)	$ (12,788,881)	(238,676)	$ (2,689,742)	4,567,842	$ 55,069,800

Year Ended October 31, 2005

Sold	6,327,274	$ 63,200,783	83,665	$ 808,246	4,287,992	$ 45,266,449

Dividends and Distributions	5,184	52,212	—	—	1,557	15,897

Redeemed	(4,260,381)	(43,002,707)	(702,098)	(6,815,411)	(35,291)	(357,325)

Net Change	2,072,077	$ 20,250,288	(618,433)	$ (6,007,165)	4,254,258	$ 44,925,021

			Large Cap Growth Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,427,709	$ 17,869,802	36,951	$ 182,038	17,511,569	$ 96,963,650

Dividends and Distributions	23,292	119,718	—	—	44,016	239,449

Redeemed	(3,838,354)	(19,991,053)	(566,190)	(2,780,492)	(392,466)	(2,179,797)

Net Change	(387,353)	$ (2,001,533)	(529,239)	$ (2,598,454)	17,163,119	$ 95,023,302

Year Ended October 31, 2005

Sold	12,171,994	$ 57,010,739	180,129	$ 800,578	5,501,581	$ 28,433,153

Dividends and Distributions	8,451	40,650	—	—	1,389	7,042

Redeemed	(4,266,894)	(20,309,601)	(928,944)	(4,171,992)	(1,386,103)	(6,893,110)

Net Change	7,913,551	$ 36,741,788	(748,815)	$ (3,371,414)	4,116,867	$ 21,547,085

			Large Cap Value Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,078,439	$ 16,500,506	13,300	$ 200,809	3,811,434	$ 58,755,426

Dividends and Distributions	556,278	8,268,335	16,314	239,486	122,590	1,831,095

Redeemed	(2,653,723)	(40,611,282)	(174,502)	(2,630,251)	(611,708)	(9,308,259)

Net Change	(1,019,006)	$ (15,842,441)	(144,888)	$ (2,189,956)	3,322,316	$ 51,278,262

Year Ended October 31, 2005

Sold	3,673,689	$ 51,883,546	59,489	$ 829,196	2,420,261	$ 34,854,535

Dividends and Distributions	86,770	1,230,393	—	—	8,810	125,280

Redeemed	(3,651,149)	(51,917,884)	(350,803)	(4,904,147)	(634,417)	(9,144,006)

Net Change	109,310	$ 1,196,055	(291,314)	$ (4,074,951)	1,794,654	$ 25,835,809

257

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Large Cap Stock Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	2,687,708	$ 72,579,210	5,398	$ 134,892	2,504,594	$ 68,091,689
Dividends and Distributions	2,077,597	55,394,756	40,804	1,008,349	119,662	3,207,017
Redeemed	(13,715,712)	(370,598,784)	(702,847)	(17,579,880)	(1,302,150)	(35,389,992)

Net Change	(8,950,407)	$ (242,624,818)	(656,645)	$(16,436,639)	1,322,106	$ 35,908,714

Year Ended October 31, 2005

Sold	6,847,339	$ 173,588,211	40,093	$ 937,446	1,719,267	$ 44,559,132
Dividends and Distributions	825,490	21,106,807	62	1,351	35,618	914,310
Redeemed	(22,742,851)	(579,282,313)	(1,746,412)	(41,233,194)	(840,455)	(21,560,415)

Net Change	(15,070,022)	$ (384,587,295)	(1,706,257)	$(40,294,397)	914,430	$ 23,913,027

	Large Cap Index Fund		Large Cap Index Fund-I

	Class A		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount

Sold	690,687	$ 6,048,971	474,743	$ 4,149,058
Dividends and Distributions	149,128	1,280,909	48,463	412,908
Redeemed	(1,648,331)	(14,451,526)	(662,001)	(5,760,293)

Net Change	(808,516)	$ (7,121,646)	(138,795)	$ (1,198,327)

Year Ended October 31, 2005

Sold	3,307,347	$ 27,090,444	884,376	$ 7,236,775
Dividends and Distributions	95,005	788,538	54,311	446,980
Redeemed	(1,908,815)	(15,773,311)	(934,372)	(7,673,407)

Net Change	1,493,537	$ 12,105,671	4,315	$ 10,348

			Balanced Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	904,165	$ 11,347,109	14,090	$ 176,120	80,606	$ 1,010,085
Dividends and Distributions	748,875	9,263,929	30,735	377,751	286,790	3,547,475
Redeemed	(2,949,266)	(37,029,098)	(185,975)	(2,319,602)	(1,072,354)	(13,461,647)

Net Change	(1,296,226)	$ (16,418,060)	(141,150)	$ (1,765,731)	(704,958)	$ (8,904,087)

Year Ended October 31, 2005

Sold	3,195,298	$ 38,470,275	14,849	$ 179,001	161,848	$ 1,956,455
Dividends and Distributions	758,679	9,156,247	31,721	380,639	330,563	3,986,774
Redeemed	(4,871,001)	(58,885,348)	(446,249)	(5,356,650)	(1,600,278)	(19,308,671)

Net Change	(917,024)	$ (11,258,826)	(399,679)	$ (4,797,010)	(1,107,867)	$ (13,365,442)

258

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

			High Yield Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	4,732,858	$ 23,945,812	22,602	$ 114,293	10,894,441	$ 55,235,033
Dividends and Distributions	2,884,739	14,609,518	103,937	526,188	258,666	1,311,634
Redeemed	(11,664,942)	(59,011,678)	(891,982)	(4,509,880)	(1,650,711)	(8,353,685)

Net Change	(4,047,345)	$ (20,456,348)	(765,443)	$ (3,869,399)	9,502,396	$ 48,192,982

Year Ended October 31, 2005

Sold	11,380,648	$ 58,997,559	78,981	$ 410,492	1,274,897	$ 6,551,599
Dividends and Distributions	6,193,332	31,927,680	271,884	1,402,509	101,401	522,045
Redeemed	(20,693,498)	(106,752,495)	(2,012,945)	(10,408,639)	(275,736)	(1,426,020)

Net Change	(3,119,518)	$ (15,827,256)	(1,662,080)	$ (8,595,638)	1,100,562	$ 5,647,624

			High Yield Fund II

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	729,774	$ 4,704,080	14,525	$ 93,570	101,800	$ 655,892
Dividends and Distributions	486,050	3,136,442	14,567	93,993	12,831	82,747
Redeemed	(2,653,270)	(17,101,624)	(100,069)	(644,510)	(239,438)	(1,541,102)

Net Change	(1,437,446)	$ (9,261,102)	(70,977)	$ (456,947)	(124,807)	$ (802,463)

Year Ended October 31, 2005

Sold	1,645,098	$ 10,909,037	13,662	$ 89,576	59,725	$ 397,171
Dividends and Distributions	1,057,002	6,959,351	35,298	232,596	35,874	235,946
Redeemed	(3,988,894)	(26,331,604)	(284,341)	(1,885,441)	(72,353)	(486,954)

Net Change	(1,286,794)	$ (8,463,216)	(235,381)	$ (1,563,269)	23,246	$ 146,163

			Municipal Bond Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,919,452	$ 44,378,403	10,112	$ 113,887	332,514	$ 3,756,007

Dividends and Distributions	1,934,777	21,894,355	39,832	450,525	12,932	146,321

Redeemed	(7,530,118)	(85,213,222)	(266,492)	(3,013,106)	(168,712)	(1,910,959)

Net Change	(1,675,889)	$ (18,940,464)	(216,548)	$ (2,448,694)	176,734	$ 1,991,369

Year Ended October 31, 2005

Sold	9,170,851	$ 105,337,442	17,696	$ 203,078	433,972	$ 4,973,247
Dividends and Distributions	3,790,971	43,498,716	85,950	986,057	12,542	143,719
Redeemed	(12,477,891)	(143,266,278)	(492,658)	(5,658,362)	(148,135)	(1,691,304)

Net Change	483,931	$ 5,569,880	(389,012)	$ (4,469,227)	298,379	$ 3,425,662

259

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Income Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,634,364	$ 13,968,648	18,975	$ 162,657	7,791,781	$ 66,464,443
Dividends and Distributions	1,109,934	9,475,716	34,804	296,507	194,618	1,657,570
Redeemed	(6,484,948)	(55,365,679)	(414,153)	(3,525,292)	(378,375)	(3,230,791)

Net Change	(3,740,650)	$ (31,921,315)	(360,374)	$ (3,066,128)	7,608,024	$ 64,891,222

Year Ended October 31, 2005

Sold	4,570,109	$ 40,024,825	33,360	$ 292,484	2,812,041	$ 24,523,996
Dividends and Distributions	2,212,878	19,346,299	78,094	681,374	156,192	1,363,273
Redeemed	(9,502,313)	(83,136,647)	(739,002)	(6,453,543)	(780,965)	(6,822,423)

Net Change	(2,719,326)	$ (23,765,523)	(627,548)	$ (5,479,685)	2,187,268	$ 19,064,846

			Core Bond Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,276,824	$ 12,605,884	8,118	$ 80,189	330,192	$ 3,260,209
Dividends and Distributions	769,733	7,588,322	16,129	159,082	95,628	942,975
Redeemed	(6,399,689)	(63,119,472)	(166,279)	(1,640,081)	(965,426)	(9,561,024)

Net Change	(4,353,132)	$ (42,925,266)	(142,032)	$ (1,400,810)	(539,606)	$ (5,357,840)

Year Ended October 31, 2005

Sold	5,126,034	$ 51,935,614	24,978	$ 253,247	2,424,776	$ 24,573,803
Dividends and Distributions	1,580,139	15,973,123	34,282	346,831	133,347	1,346,119
Redeemed	(8,646,568)	(87,413,887)	(263,007)	(2,662,091)	(748,571)	(7,594,169)

Net Change	(1,940,395)	$ (19,505,150)	(203,747)	$ (2,062,013)	1,809,552	$ 18,325,753

			Limited Maturity Bond Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,812,776	$ 22,767,604	8,137	$ 102,381	5,126,993	$ 64,367,408
Dividends and Distributions	181,746	2,281,472	1,612	20,253	96,368	1,209,218
Redeemed	(2,420,031)	(30,386,118)	(20,073)	(252,445)	(870,643)	(10,962,322)

Net Change	(425,509)	$ (5,337,042)	(10,324)	$ (129,811)	4,352,718	$ 54,614,304

Year Ended October 31, 2005

Sold	4,788,604	$ 60,965,787	19,048	$ 240,851	2,562,863	$ 32,414,317
Dividends and Distributions	337,414	4,287,517	3,022	38,414	26,630	337,062
Redeemed	(3,937,777)	(50,049,978)	(24,936)	(316,529)	(374,113)	(4,741,687)

Net Change	1,188,241	$ 15,203,326	(2,866)	$ (37,264)	2,215,380	$ 28,009,692

260

	THRIVENT MUTUAL FUNDS
	NOTES TO FINANCIAL STATEMENTS
	As of April 28, 2006 (unaudited)

			Money Market Fund

	Class A		Class B		Institutional Class

Six Months Ended April 28, 2006
(unaudited)	Shares	Amount	Shares	Amount	Shares	Amount

Sold	481,192,138	$ 481,192,139	503,923	$ 503,923	644,684,325	$644,684,325
Dividends and Distributions	12,381,390	12,381,390	25,687	25,687	6,070,143	6,070,143
Redeemed	(440,916,750)	(440,916,751)	(840,902)	(840,902)	(603,687,622)	(603,687,622)

Net Change	52,656,778	$ 52,656,778	(311,292)	$ (311,292)	47,066,846	$ 47,066,846

Year Ended October 31, 2005

Sold	795,205,175	$ 795,205,174	684,330	$ 684,330	939,281,015	$939,281,015
Dividends and Distributions	13,622,558	13,622,558	38,863	38,863	6,325,425	6,325,425
Redeemed	(834,313,997)	(834,313,997)	(1,844,399)	(1,844,399)	(908,130,890)	(908,130,890)

Net Change	(25,486,264)	$ (25,486,265)	(1,121,206)	$ (1,121,206)	37,475,550	$ 37,475,550

261

	Thrivent Mutual Funds
	Financial Highlights

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
	Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

AGGRESSIVE ALLOCATION FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$10.37	$0.13	$1.34	$1.47	$(0.13)	$—	$(0.13)
Year Ended 10/31/2005 (e)	10.00	(0.01)	0.38	0.37	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.39	0.15	1.34	1.49	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	—	0.39	0.39	—	—	—

MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	10.31	0.14	1.08	1.22	(0.13)	—	(0.13)
Year Ended 10/31/2005 (e)	10.00	0.01	0.30	0.31	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.33	0.16	1.08	1.24	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	0.01	0.32	0.33	—	—	—

MODERATE ALLOCATION FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	10.22	0.16	0.84	1.00	(0.17)	—	(0.17)
Year Ended 10/31/2005 (e)	10.00	0.02	0.22	0.24	(0.02)	—	(0.02)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.23	0.18	0.83	1.01	(0.18)	—	(0.18)
Year Ended 10/31/2005 (e)	10.00	0.03	0.22	0.25	(0.02)	—	(0.02)

MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$10.13	$0.17	$0.56	$0.73	$(0.18)	$—	$(0.18)
Year Ended 10/31/2005 (e)	10.00	0.04	0.11	0.15	(0.02)	—	(0.02)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.14	0.18	0.57	0.75	(0.19)	—	(0.19)
Year Ended 10/31/2005 (e)	10.00	0.05	0.12	0.17	(0.03)	—	(0.03)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

262

		Thrivent Mutual Funds
		Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$11.71	14.29%	$110.8	0.10%	1.59%	0.89%	0.81%	11%
10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

11.74	14.50%	24.8	(0.46)%	1.86%	0.33%	1.07%	11%
10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

11.40	11.91%	251.7	0.11%	2.30%	0.70%	1.71%	14%
10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

11.43	12.09%	27.6	(0.34)%	2.73%	0.25%	2.14%	14%
10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

11.05	9.83%	262.6	0.02%	3.00%	0.64%	2.38%	14%
10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

11.06	9.97%	10.6	(0.37)%	3.33%	0.26%	2.70%	14%
10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

$10.68	7.21%	$92.8	0.01%	3.50%	0.72%	2.79%	7%
10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

10.70	7.44%	3.5	(0.35)%	3.79%	0.36%	3.08%	7%
10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

(d) Computed on an annualized basis for periods less than one year. (e) Since fund inception, June 30, 2005.

The accompanying notes to the financial statements are an integral part of this schedule.

263

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A SH A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
	Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

TECHNOLOGY FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	3.48	(0.02)	0.44	0.42	—	—	—
Year Ended 10/31/2005	3.28	(0.01)	0.21	0.20	—	—	—
Period Ended 10/31/2004 (e)	3.20	(0.02)	0.10	0.08	—	—	—
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	—	—	—
Year Ended 4/30/2003	3.15	(0.05)	(0.60)	(0.65)	—	—	—
Year Ended 4/30/2002	5.13	(0.06)	(1.92)	(1.98)	—	—	—
Year Ended 4/30/2001 (f)	10.00	(0.05)	(4.82)	(4.87)	—	—	—
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	3.34	(0.03)	0.42	0.39	—	—	—
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	—	—	—
Period Ended 10/31/2004 (e)	3.09	(0.03)	0.10	0.07	—	—	—
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	—	—	—
Year Ended 4/30/2003	3.09	(0.06)	(0.60)	(0.66)	—	—	—
Year Ended 4/30/2002	5.10	(0.09)	(1.92)	(2.01)	—	—	—
Year Ended 4/30/2001 (f)	10.00	(0.09)	(4.81)	(4.90)	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	3.65	—	0.44	0.44	—	—	—
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	—	—	—
Period Ended 10/31/2004 (e)	3.32	(0.01)	0.11	0.10	—	—	—
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	—	—	—
Year Ended 4/30/2003	3.22	(0.02)	(0.61)	(0.63)	—	—	—
Year Ended 4/30/2002	5.19	(0.03)	(1.94)	(1.97)	—	—	—
Year Ended 4/30/2001 (f)	10.00	(0.02)	(4.79)	(4.81)	—	—	—

PARTNER SMALL CAP GROWTH FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	10.28	(0.02)	2.01	1.99	—	—	—
Year Ended 10/31/2005 (g)	10.00	(0.04)	0.32	0.28	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.28	(0.01)	2.02	2.01	—	—	—
Year Ended 10/31/2005 (g)	10.00	(0.02)	0.30	0.28	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

264

		Thrivent Mutual Funds
		Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

3.90	12.07%	45.0	1.44%	(0.85)%	1.96%	(1.36)%	26%
3.48	6.10%	42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%
2.50	(20.63)%	29.3	2.39%	(2.09)%	2.75%	(2.45)%	67%
3.15	(38.60)%	31.4	2.29%	(2.05)%	2.33%	(2.09)%	57%
5.13	(48.70)%	27.8	2.40%	(1.70)%	2.40%	(1.71)%	44%

3.73	11.68%	3.0	1.93%	(1.33)%	2.94%	(2.34)%	26%
3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%
2.43	(21.36)%	2.6	3.50%	(3.20)%	4.12%	(3.82)%	67%
3.09	(39.41)%	2.6	3.25%	(3.01)%	3.29%	(3.05)%	57%
5.10	(49.00)%	2.6	3.40%	(2.68)%	3.41%	(2.69)%	44%

4.09	12.05%	2.3	0.94%	(0.35)%	0.96%	(0.37)%	26%
3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%
2.59	(19.57)%	2.2	1.06%	(0.76)%	1.08%	(0.78)%	67%
3.22	(37.96)%	7.9	1.10%	(0.86)%	1.14%	(0.90)%	57%
5.19	(48.10)%	9.3	1.32%	(0.59)%	1.33%	(0.60)%	44%

12.27	19.36%	12.4	1.04%	(0.49)%	1.85%	(1.30)%	54%
10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

12.29	19.55%	20.3	0.68%	(0.08)%	1.50%	(0.90)%	54%
10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

(f) Since fund inception, July 1, 2000.

(g) Since fund inception, June 30, 2005.

265

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
	Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER SMALL CAP VALUE FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$14.06	$0.05	$2.40	$2.45	$(0.04)	$(0.90)	$(0.94)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)	(1.86)
Period Ended 10/31/2004 (e)	13.58	0.01	1.02	1.03	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	—	—	—
Year Ended 4/30/2003	11.65	(0.07)	(2.18)	(2.25)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (f)	10.00	(0.05)	1.70	1.65	—	—	—
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	13.50	(0.01)	2.30	2.29	—	(0.90)	(0.90)
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	—	(1.85)	(1.85)
Period Ended 10/31/2004 (e)	13.29	(0.06)	0.99	0.93	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	—	—	—
Year Ended 4/30/2003	11.59	(0.12)	(2.19)	(2.31)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (f)	10.00	(0.11)	1.70	1.59	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	14.57	0.07	2.52	2.59	(0.13)	(0.90)	(1.03)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)
Period Ended 10/31/2004 (e)	13.90	0.05	1.06	1.11	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	—	—	—
Year Ended 4/30/2003	11.71	—	(2.17)	(2.17)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (f)	10.00	(0.05)	1.76	1.71	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

266

		Thrivent Mutual Funds
		Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$15.57	18.47%	$82.2	0.98%	0.73%	1.49%	0.21%	10%
14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%
14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%
9.33	(19.38)%	27.7	1.86%	(0.88)%	2.05%	(1.07)%	147%
11.65	16.50%	22.3	2.12%	(1.19)%	2.16%	(1.23)%	50%

14.89	17.99%	6.1	1.90%	(0.19)%	2.42%	(0.71)%	10%
13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%
9.21	(20.00)%	2.9	2.71%	(1.73)%	2.91%	(1.93)%	147%
11.59	15.90%	2.3	2.86%	(1.93)%	2.90%	(1.97)%	50%

16.13	18.89%	33.4	0.31%	1.23%	0.83%	0.71%	10%
14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%
9.47	(18.59)%	3.8	0.87%	0.10%	1.07%	(0.10)%	147%
11.71	17.10%	3.5	1.59%	(0.66)%	1.63%	(0.70)%	50%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004. (f) Since fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

267

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G TH R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

SMALL CAP STOCK FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$17.79	$(0.02)	$2.99	$2.97	$—	$(1.94)	$(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	16.39	(0.04)	0.99	0.95	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	—	—	—
Year Ended 4/30/2003	14.82	(0.09)	(3.18)	(3.27)	—	—	—
Year Ended 4/30/2002	13.39	(0.09)	1.60	1.51	—	(0.08)	(0.08)
Year Ended 4/30/2001	14.60	(0.06)	1.05	0.99	—	(2.20)	(2.20)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	16.18	(0.12)	2.70	2.58	—	(1.94)	(1.94)
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	15.26	(0.11)	0.91	0.80	—	(0.95)	(0.95)
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	—	—	—
Year Ended 4/30/2003	14.08	(0.26)	(2.96)	(3.22)	—	—	—
Year Ended 4/30/2002	12.86	(0.24)	1.54	1.30	—	(0.08)	(0.08)
Year Ended 4/30/2001	14.24	(0.18)	1.00	0.82	—	(2.20)	(2.20)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	18.85	(0.04)	3.25	3.21	—	(1.94)	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	17.12	(0.02)	1.06	1.04	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	—	—	—
Year Ended 4/30/2003	15.26	(0.06)	(3.22)	(3.28)	—	—	—
Year Ended 4/30/2002	13.71	(0.01)	1.64	1.63	—	(0.08)	(0.08)
Year Ended 4/30/2001	14.80	0.01	1.10	1.11	—	(2.20)	(2.20)

SMALL CAP INDEX FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	14.28	0.02	2.29	2.31	(0.02)	(0.27)	(0.29)
Year Ended 10/31/2005	12.63	0.03	1.74	1.77	(0.02)	(0.10)	(0.12)
Period Ended 10/31/2004 (e)	12.26	0.02	0.85	0.87	—	(0.50)	(0.50)
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	—	(0.04)	(0.04)
Year Ended 4/30/2003	11.42	(0.04)	(2.43)	(2.47)	—	(0.06)	(0.06)
Year Ended 4/30/2002	10.03	(0.07)	1.52	1.45	—	(0.06)	(0.06)
Year Ended 4/30/2001 (f)	10.00	(0.07)	0.21	0.14	—	(0.11)	(0.11)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

268

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$18.82	18.17%	$499.2	1.28%	(0.27)%	1.30%	(0.29)%	41%
17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
16.39	5.88%	397.3	1.36%	(0.49)%	1.38%	(0.51)%	52%
16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%
11.55	(22.06)%	266.7	1.47%	(0.78)%	1.49%	(0.80)%	97%
14.82	11.29%	344.3	1.36%	(0.69)%	1.37%	(0.70)%	59%
13.39	7.77%	258.6	1.40%	(0.54)%	1.41%	(0.54)%	123%

16.82	17.52%	19.8	2.27%	(1.24)%	2.29%	(1.26)%	41%
16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%
10.86	(22.87)%	21.1	2.45%	(1.75)%	2.47%	(1.77)%	97%
14.08	10.11%	33.8	2.39%	(1.72)%	2.41%	(1.74)%	59%
12.86	6.72%	31.2	2.39%	(1.52)%	2.40%	(1.53)%	123%

20.12	18.45%	58.0	0.72%	0.20%	0.74%	0.18%	41%
18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
17.21	6.17%	11.6	0.73%	(0.24)%	0.75%	(0.26)%	52%
17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%
11.98	(21.49)%	6.8	0.73%	(0.03)%	0.75%	(0.05)%	97%
15.26	11.90%	5.3	0.74%	(0.07)%	0.75%	(0.08)%	59%
13.71	8.53%	3.8	0.78%	0.11%	0.78%	0.10%	123%

16.30	16.44%	52.7	0.95%	0.27%	1.09%	0.14%	9%
14.28	14.05%	46.9	0.95%	0.21%	1.18%	(0.02)%	17%
12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%
8.89	(21.69)%	20.5	1.35%	(0.44)%	1.40%	(0.49)%	18%
11.42	14.53%	21.6	1.51%	(0.77)%	1.51%	(0.77)%	18%
10.03	1.43%	13.3	1.86%	(1.03)%	1.86%	(1.03)%	36%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004. (f) Since fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

269

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MID CAP GROWTH FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$14.59	$(0.03)	$2.24	$2.21	$—	$—	$—
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	—	—	—
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	—	—	—
Year Ended 10/31/2003	9.50	(0.15)	3.00	2.85	—	—	—
Year Ended 10/31/2002	11.43	(0.13)	(1.80)	(1.93)	—	—	—
Year Ended 10/31/2001	18.29	(0.11)	(5.40)	(5.51)	—	(1.35)	(1.35)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	13.64	(0.15)	2.13	1.98	—	—	—
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	—	—	—
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	—	—	—
Year Ended 10/31/2003	9.13	(0.24)	2.89	2.65	—	—	—
Year Ended 10/31/2002	11.06	(0.13)	(1.80)	(1.93)	—	—	—
Year Ended 10/31/2001	17.87	(0.07)	(5.39)	(5.46)	—	(1.35)	(1.35)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	15.44	(0.04)	2.44	2.40	—	—	—
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	—	—	—
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	—	—	—
Year Ended 10/31/2003	9.79	(0.04)	3.12	3.08	—	—	—
Year Ended 10/31/2002	11.66	(0.01)	(1.86)	(1.87)	—	—	—
Year Ended 10/31/2001	18.49	0.04	(5.52)	(5.48)	—	(1.35)	(1.35)

PARTNER MID CAP VALUE FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	10.13	0.07	1.13	1.20	(0.04)	—	(0.04)
Year Ended 10/31/2005 (e)	10.00	—	0.13	0.13	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.14	0.07	1.14	1.21	(0.05)	—	(0.05)
Year Ended 10/31/2005 (e)	10.00	0.01	0.13	0.14	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

270

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$16.80	15.15%	$295.2	1.19%	(0.35)%	1.21%	(0.36)%	62%
14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%
12.35	29.86%	113.1	1.88%	(1.51)%	1.94%	(1.57)%	76%
9.50	(16.80)%	86.2	1.54%	(1.17)%	1.89%	(1.52)%	55%
11.43	(32.17)%	107.7	1.41%	(0.73)%	1.69%	(1.01)%	137%

15.62	14.52%	33.7	2.25%	(1.40)%	2.26%	(1.42)%	62%
13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
12.05	2.29%	45.0	2.32%	(1.91)%	2.32%	(1.91)%	154%
11.78	29.03%	37.2	2.63%	(2.27)%	2.69%	(2.33)%	76%
9.13	(17.45)%	31.1	2.29%	(1.92)%	2.64%	(2.27)%	55%
11.06	(32.68)%	31.8	2.16%	(1.48)%	2.44%	(1.76)%	137%

17.84	15.54%	24.9	0.47%	0.37%	0.49%	0.35%	62%
15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%
12.87	31.46%	7.3	0.74%	(0.37)%	0.95%	(0.58)%	76%
9.79	(16.04)%	12.6	0.58%	(0.21)%	0.93%	(0.56)%	55%
11.66	(31.62)%	7.7	0.64%	0.04%	0.92%	(0.24)%	137%

11.29	11.84%	6.5	0.48%	1.48%	2.17%	(0.22)%	19%
10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

11.30	12.00%	15.1	0.03%	1.82%	1.74%	0.11%	19%
10.14	1.40%	3.6	1.17%	0.43%	2.81%	(1.21)%	15%

(d) Computed on an annualized basis for periods less than one year. (e) Since fund inception, June 30, 2005.

The accompanying notes to the financial statements are an integral part of this schedule.

271

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MID CAP STOCK FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$17.85	$—	$2.57	$2.57	$—	$(1.81)	$(1.81)
Year Ended 10/31/2005	14.74	—	3.11	3.11	—	—	—
Period Ended 10/31/2004 (e)	13.96	(0.02)	0.80	0.78	—	—	—
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	—	—	—
Year Ended 4/30/2003	13.01	(0.02)	(2.25)	(2.27)	—	—	—
Year Ended 4/30/2002	14.73	(0.03)	(1.31)	(1.34)	—	(0.38)	(0.38)
Year Ended 4/30/2001	16.73	—	1.19	1.19	—	(3.19)	(3.19)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	16.08	(0.11)	2.32	2.21	—	(1.81)	(1.81)
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	—	—	—
Period Ended 10/31/2004 (e)	12.78	(0.09)	0.73	0.64	—	—	—
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	—	—	—
Year Ended 4/30/2003	12.20	(0.18)	(2.07)	(2.25)	—	—	—
Year Ended 4/30/2002	14.00	(0.17)	(1.25)	(1.42)	—	(0.38)	(0.38)
Year Ended 4/30/2001	16.20	(0.12)	1.11	0.99	—	(3.19)	(3.19)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	18.63	—	2.73	2.73	—	(1.81)	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	—	—	—
Period Ended 10/31/2004 (e)	14.46	0.02	0.82	0.84	—	—	—
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	—	—	—
Year Ended 4/30/2003	13.31	0.05	(2.30)	(2.25)	—	—	—
Year Ended 4/30/2002	14.98	0.03	(1.32)	(1.29)	—	(0.38)	(0.38)
Year Ended 4/30/2001	16.89	0.07	1.21	1.28	—	(3.19)	(3.19)

MID CAP INDEX FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	13.77	0.04	1.90	1.94	(0.06)	(0.88)	(0.94)
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)
Period Ended 10/31/2004 (e)	11.48	0.01	0.37	0.38	—	—	—
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	—	—	—
Year Ended 4/30/2003	10.71	—	(1.97)	(1.97)	—	(0.09)	(0.09)
Year Ended 4/30/2002	10.24	(0.03)	0.53	0.50	—	(0.03)	(0.03)
Year Ended 4/30/2001 (f)	10.00	(0.04)	0.31	0.27	—	(0.03)	(0.03)

MID CAP INDEX FUND-I
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	13.34	0.05	1.82	1.87	(0.07)	(0.90)	(0.97)
Year Ended 10/31/2005	11.85	0.10	1.88	1.98	(0.10)	(0.39)	(0.49)
Year Ended 10/31/2004 (e)	11.79	0.05	0.33	0.38	—	(0.32)	(0.32)
Year Ended 4/30/2004	8.91	0.07	2.93	3.00	(0.06)	(0.06)	(0.12)
Year Ended 4/30/2003	11.23	0.08	(2.07)	(1.99)	(0.08)	(0.25)	(0.33)
Year Ended 4/30/2002	10.80	0.06	0.60	0.66	(0.07)	(0.16)	(0.23)
Year Ended 4/30/2001	10.90	0.08	0.57	0.65	(0.09)	(0.66)	(0.75)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

272

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$18.61	15.37%	$1,039.1	1.17%	0.08%	1.18%	0.07%	88%
17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%
10.74	(17.45)%	643.8	1.30%	(0.18)%	1.31%	(0.19)%	48%
13.01	(9.36)%	836.5	1.22%	(0.25)%	1.23%	(0.26)%	97%
14.73	7.26%	883.2	1.16%	0.02%	1.17%	0.01%	144%

16.48	14.77%	22.5	2.22%	(0.93)%	2.23%	(0.94)%	88%
16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%
9.95	(18.44)%	22.8	2.50%	(1.38)%	2.51%	(1.39)%	48%
12.20	(10.44)%	33.1	2.38%	(1.41)%	2.39%	(1.42)%	97%
14.00	6.18%	36.4	2.19%	(1.01)%	2.20%	(1.01)%	144%

19.55	15.60%	88.5	0.70%	0.48%	0.71%	0.47%	88%
18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%
11.06	(16.90)%	20.7	0.68%	0.44%	0.69%	0.43%	48%
13.31	(8.86)%	24.8	0.69%	0.28%	0.70%	0.27%	97%
14.98	7.68%	24.3	0.68%	0.50%	0.69%	0.50%	144%

14.77	14.70%	68.6	0.90%	0.55%	0.98%	0.47%	7%
13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%
8.65	(18.36)%	29.0	1.21%	(0.03)%	1.21%	(0.03)%	16%
10.71	4.94%	29.2	1.36%	(0.31)%	1.36%	(0.31)%	15%
10.24	2.73%	18.1	1.71%	(0.58)%	1.71%	(0.58)%	31%

14.24	14.69%	24.8	0.63%	0.84%	0.64%	0.83%	16%
13.34	17.00%	23.1	0.70%	0.80%	0.71%	0.80%	42%
11.85	3.22%	17.3	0.75%	0.46%	0.76%	0.45%	8%
11.79	33.71%	31.7	0.54%	0.68%	0.55%	0.67%	13%
8.91	(17.68)%	20.8	0.28%	0.89%	0.57%	0.60%	22%
11.23	6.23%	24.3	0.20%	0.84%	0.88%	0.16%	21%
10.80	6.13%	13.0	0.20%	0.90%	1.31%	(0.21)%	54%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004. (f) Since fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

273

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER INTERNATIONAL STOCK FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$10.57	$0.04	$2.26	$2.30	$(0.11)	$—	$(0.11)
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	—	—	—
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	—	(0.04)
Year Ended 10/31/2003	6.84	(0.02)	1.37	1.35	—	—	—
Year Ended 10/31/2002	8.00	(0.03)	(1.13)	(1.16)	—	—	—
Year Ended 10/31/2001	12.08	(0.04)	(3.06)	(3.10)	—	(0.98)	(0.98)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	10.16	(0.03)	2.20	2.17	—	—	—
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	—	—	—
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	—	—	—
Year Ended 10/31/2003	6.74	(0.08)	1.34	1.26	—	—	—
Year Ended 10/31/2002	7.94	(0.05)	(1.15)	(1.20)	—	—	—
Year Ended 10/31/2001	12.10	(0.05)	(3.11)	(3.16)	—	(1.00)	(1.00)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	10.77	0.09	2.29	2.38	(0.18)	—	(0.18)
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	—	(0.01)
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	—	(0.13)
Year Ended 10/31/2003	6.85	0.09	1.37	1.46	—	—	—
Year Ended 10/31/2002	7.95	0.05	(1.15)	(1.10)	—	—	—
Year Ended 10/31/2001	11.88	0.06	(3.04)	(2.98)	—	(0.95)	(0.95)

LARGE CAP GROWTH FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	4.90	—	0.36	0.36	—	—	—
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	—	—	—
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	—	(0.02)
Year Ended 10/31/2003	3.58	(0.02)	0.74	0.72	—	—	—
Year Ended 10/31/2002	4.54	—	(0.96)	(0.96)	—	—	—
Year Ended 10/31/2001	7.44	(0.03)	(2.87)	(2.90)	—	—	—
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	4.64	(0.03)	0.34	0.31	—	—	—
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	—	—	—
Year Ended 10/31/2004	4.13	—	0.12	0.12	—	—	—
Year Ended 10/31/2003	3.46	(0.04)	0.71	0.67	—	—	—
Year Ended 10/31/2002	4.43	(0.04)	(0.93)	(0.97)	—	—	—
Year Ended 10/31/2001	7.32	(0.03)	(2.86)	(2.89)	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	5.20	0.02	0.39	0.41	(0.03)	—	(0.03)
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	—	(0.01)
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	—	(0.03)
Year Ended 10/31/2003	3.69	0.04	0.78	0.82	—	—	—
Year Ended 10/31/2002	4.63	(0.01)	(0.93)	(0.94)	—	—	—
Year Ended 10/31/2001	7.51	0.02	(2.90)	(2.88)	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

274

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$12.76	21.91%	$354.3	1.34%	0.72%	1.35%	0.71%	27%
10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%
9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%
8.19	19.69%	59.8	2.46%	(0.27)%	2.58%	(0.39)%	27%
6.84	(14.51)%	54.6	2.15%	(0.39)%	2.38%	(0.62)%	22%
8.00	(27.80)%	72.6	1.93%	(0.38)%	2.13%	(0.58)%	30%

12.33	21.36%	16.6	2.42%	(0.39)%	2.43%	(0.40)%	27%
10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%
8.00	18.81%	10.8	3.21%	(1.01)%	3.33%	(1.13)%	27%
6.74	(15.20)%	10.3	2.90%	(1.14)%	3.23%	(1.37)%	22%
7.94	(28.27)%	10.8	2.68%	(1.13)%	2.88%	(1.33)%	30%

12.97	22.32%	132.8	0.73%	1.52%	0.74%	1.51%	27%
10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%
8.31	21.22%	10.3	1.24%	0.96%	1.49%	0.71%	27%
6.85	(13.76)%	13.2	1.16%	0.60%	1.39%	0.37%	22%
7.95	(27.16)%	15.1	1.12%	0.43%	1.32%	0.23%	30%

5.26	7.44%	138.5	0.74%	0.31%	1.55%	(0.50)%	52%
4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%
4.30	20.25%	28.0	1.40%	(0.41)%	2.56%	(1.57)%	111%
3.58	(21.23)%	21.6	1.89%	(1.02)%	2.54%	(1.67)%	59%
4.54	(39.01)%	24.8	1.47%	(0.54)%	2.11%	(1.18)%	14%

4.95	6.68%	14.2	1.84%	(0.79)%	2.64%	(1.60)%	52%
4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%
4.13	19.34%	10.6	2.15%	(1.16)%	3.31%	(2.32)%	111%
3.46	(21.82)%	7.9	2.64%	(1.77)%	3.29%	(2.42)%	59%
4.43	(39.47)%	7.3	2.20%	(1.29)%	2.86%	(1.93)%	14%

5.58	7.85%	129.4	0.03%	1.00%	0.85%	0.19%	52%
5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%
4.51	22.02%	3.1	0.03%	0.96%	1.24%	(0.25)%	111%
3.69	(20.17)%	4.6	0.62%	0.24%	1.27%	(0.41)%	59%
4.63	(38.40)%	3.2	0.46%	0.47%	1.10%	(0.17)%	14%
(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

275

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP VALUE FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$14.49	$0.11	$1.77	$1.88	$(0.17)	$(0.21)	$(0.38)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	—	(0.06)
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	—	(0.18)
Year Ended 10/31/2003	10.07	0.08	1.69	1.77	(0.05)	—	(0.05)
Year Ended 10/31/2002	12.20	0.05	(2.13)	(2.08)	(0.05)	—	(0.05)
Year Ended 10/31/2001	14.89	0.06	(2.71)	(2.65)	(0.04)	—	(0.04)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	14.25	0.02	1.76	1.78	—	(0.21)	(0.21)
Year Ended 10/31/2005	13.03	—	1.22	1.22	—	—	—
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	—	(0.04)
Year Ended 10/31/2003	9.98	(0.01)	1.69	1.68	—	—	—
Year Ended 10/31/2002	12.14	—	(2.16)	(2.16)	—	—	—
Year Ended 10/31/2001	14.89	(0.01)	(2.74)	(2.75)	—	—	—
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	14.60	0.14	1.79	1.93	(0.25)	(0.21)	(0.46)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	—	(0.09)
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	—	(0.34)
Year Ended 10/31/2003	10.15	0.16	1.74	1.90	(0.13)	—	(0.13)
Year Ended 10/31/2002	12.28	0.11	(2.12)	(2.01)	(0.12)	—	(0.12)
Year Ended 10/31/2001	14.93	0.15	(2.71)	(2.56)	(0.09)	—	(0.09)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

276

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$15.99	13.23%	$338.2	1.00%	1.37%	1.02%	1.35%	19%
14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%
13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%
11.79	17.72%	28.4	1.28%	0.71%	2.06%	(0.07)%	64%
10.07	(17.22)%	22.9	1.37%	0.48%	2.02%	(0.17)%	109%
12.20	(17.86)%	20.6	1.23%	0.44%	1.85%	(0.18)%	35%

15.82	12.62%	16.5	2.12%	0.26%	2.14%	0.24%	19%
14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
13.03	12.10%	19.3	1.70%	0.22%	2.23%	(0.31)%	51%
11.66	16.78%	9.1	2.03%	(0.05)%	2.81%	(0.83)%	64%
9.98	(17.79)%	7.0	2.12%	(0.27)%	2.77%	(0.92)%	109%
12.14	(18.47)%	5.3	1.98%	(0.31)%	2.60%	(0.93)%	35%

16.07	13.49%	106.3	0.50%	1.81%	0.52%	1.79%	19%
14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
13.20	13.71%	19.8	0.33%	1.59%	0.61%	1.31%	51%
11.92	18.99%	3.1	0.21%	1.77%	1.09%	0.89%	64%
10.15	(16.51)%	4.1	0.50%	1.35%	1.15%	0.70%	109%
12.28	(17.19)%	3.4	0.49%	1.18%	1.11%	0.56%	35%

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

277

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP STOCK FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$25.93	$0.12	$1.92	$2.04	$(0.17)	$(0.28)	$(0.45)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	—	(0.15)
Period Ended 10/31/2004 (e)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	—	(0.10)
Year Ended 4/30/2003	29.84	0.10	(4.48)	(4.38)	(0.07)	—	(0.07)
Year Ended 4/30/2002	34.82	0.05	(4.86)	(4.81)	(0.09)	(0.08)	(0.17)
Year Ended 4/30/2001	38.67	0.19	(1.74)	(1.55)	(0.16)	(2.14)	(2.30)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	24.00	—	1.78	1.78	—	(0.28)	(0.28)
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	—	—	—
Period Ended 10/31/2004 (e)	27.55	(0.08)	0.18	0.10	—	(5.44)	(5.44)
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	—	—	—
Year Ended 4/30/2003	28.67	(0.28)	(4.20)	(4.48)	—	—	—
Year Ended 4/30/2002	33.71	(0.27)	(4.69)	(4.96)	—	(0.08)	(0.08)
Year Ended 4/30/2001	37.71	(0.15)	(1.71)	(1.86)	—	(2.14)	(2.14)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	26.13	0.17	1.95	2.12	(0.29)	(0.28)	(0.57)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	—	(0.21)
Period Ended 10/31/2004 (e)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	—	(0.22)
Year Ended 4/30/2003	29.90	0.21	(4.47)	(4.26)	(0.18)	—	(0.18)
Year Ended 4/30/2002	34.88	0.18	(4.88)	(4.70)	(0.20)	(0.08)	(0.28)
Year Ended 4/30/2001	38.72	0.33	(1.73)	(1.40)	(0.30)	(2.14)	(2.44)

LARGE CAP INDEX FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	8.35	0.07	0.70	0.77	(0.11)	(0.01)	(0.12)
Year Ended 10/31/2005	7.78	0.12	0.53	0.65	(0.08)	—	(0.08)
Period Ended 10/31/2004 (e)	7.61	0.04	0.16	0.20	(0.03)	—	(0.03)
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	—	(0.08)
Year Ended 4/30/2003	7.32	0.05	(1.05)	(1.00)	(0.02)	—	(0.02)
Year Ended 4/30/2002	8.49	—	(1.17)	(1.17)	—	—	—
Year Ended 4/30/2001 (f)	10.00	(0.01)	(1.50)	(1.51)	—	—	—

LARGE CAP INDEX FUND-I
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	8.29	0.07	0.69	0.76	(0.12)	—	(0.12)
Year Ended 10/31/2005	7.76	0.13	0.52	0.65	(0.12)	—	(0.12)
Period Ended 10/31/2004 (e)	7.55	0.05	0.16	0.21	—	—	—
Year Ended 4/30/2004	6.31	0.15	1.24	1.39	(0.15)	—	(0.15)
Year Ended 4/30/2003	7.38	0.08	(1.07)	(0.99)	(0.08)	—	(0.08)
Year Ended 4/30/2002	8.56	0.05	(1.18)	(1.13)	(0.05)	—	(0.05)
Year Ended 4/30/2001	9.95	0.09	(1.40)	(1.31)	(0.08)	—	(0.08)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

278

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$27.52	7.91%	$3,290.4	0.99%	0.87%	1.00%	0.86%	26%
25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
23.93	1.27%	3,435.1	1.02%	0.41%	1.02%	0.41%	43%
29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%
25.39	(14.66)%	2,598.2	1.02%	0.38%	1.02%	0.38%	5%
29.84	(13.86)%	3,385.5	0.95%	0.16%	0.95%	0.16%	3%
34.82	(4.19)%	3,912.5	0.91%	0.52%	0.91%	0.52%	13%

25.50	7.44%	80.9	1.89%	(0.01)%	2.17%	(0.30)%	26%
24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
22.21	0.72%	122.9	2.00%	(0.57)%	2.23%	(0.80)%	43%
27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%
24.19	(15.63)%	81.2	2.16%	(0.75)%	2.16%	(0.75)%	5%
28.67	(14.73)%	126.4	1.97%	(0.86)%	1.97%	(0.86)%	3%
33.71	(5.14)%	154.1	1.88%	(0.44)%	1.88%	(0.44)%	13%

27.68	8.18%	191.2	0.56%	1.28%	0.56%	1.28%	26%
26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
24.06	1.50%	112.3	0.57%	0.65%	0.57%	0.65%	43%
29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%
25.46	(14.24)%	68.2	0.55%	0.85%	0.55%	0.85%	5%
29.90	(13.53)%	65.9	0.55%	0.56%	0.55%	0.56%	3%
34.88	(3.82)%	91.8	0.54%	0.90%	0.54%	0.90%	13%

9.00	9.25%	94.5	0.60%	1.46%	0.90%	1.16%	5%
8.35	8.33%	94.3	0.60%	1.49%	0.94%	1.15%	9%
7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%
6.30	(13.58)%	27.8	0.93%	0.86%	1.18%	0.61%	16%
7.32	(13.78)%	30.2	1.29%	0.08%	1.29%	0.08%	4%
8.49	(15.10)%	21.1	1.46%	(0.20)%	1.46%	(0.20)%	9%

8.93	9.20%	32.7	0.55%	1.54%	0.55%	1.53%	11%
8.29	8.39%	31.5	0.50%	1.61%	0.51%	1.61%	11%
7.76	2.78%	29.4	0.54%	1.19%	0.55%	1.18%	4%
7.55	22.00%	28.7	0.54%	1.21%	0.55%	1.20%	27%
6.31	(13.36)%	62.1	0.24%	1.55%	0.36%	1.43%	23%
7.38	(13.22)%	63.0	0.20%	1.17%	0.49%	0.88%	3%
8.56	(13.18)%	26.6	0.20%	0.97%	0.69%	0.49%	9%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004. (f) Since fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

279

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

BALANCED FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$12.18	$0.10	$0.86	$0.96	$(0.10)	$(0.32)	$(0.42)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)
Period Ended 10/31/2004 (e)	11.65	0.09	0.17	0.26	(0.10)	—	(0.10)
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	—	(0.19)
Year Ended 4/30/2003	11.52	0.19	(0.76)	(0.57)	(0.20)	—	(0.20)
Year Ended 4/30/2002	12.41	0.26	(0.88)	(0.62)	(0.27)	—	(0.27)
Year Ended 4/30/2001	12.41	0.38	—	0.38	(0.38)	—	(0.38)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	12.13	0.05	0.85	0.90	(0.04)	(0.32)	(0.36)
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)
Period Ended 10/31/2004 (e)	11.60	0.03	0.17	0.20	(0.04)	—	(0.04)
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	—	(0.08)
Year Ended 4/30/2003	11.47	0.11	(0.76)	(0.65)	(0.12)	—	(0.12)
Year Ended 4/30/2002	12.35	0.15	(0.87)	(0.72)	(0.16)	—	(0.16)
Year Ended 4/30/2001	12.35	0.26	—	0.26	(0.26)	—	(0.26)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	12.17	0.13	0.86	0.99	(0.13)	(0.32)	(0.45)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)
Period Ended 10/31/2004 (e)	11.64	0.12	0.17	0.29	(0.13)	—	(0.13)
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	—	(0.25)
Year Ended 4/30/2003	11.51	0.21	(0.73)	(0.52)	(0.25)	—	(0.25)
Year Ended 4/30/2002	12.39	0.30	(0.86)	(0.56)	(0.32)	—	(0.32)
Year Ended 4/30/2001	12.40	0.42	—	0.42	(0.43)	—	(0.43)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

280

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$12.72	8.04%	$271.9	1.07%	1.66%	1.09%	1.64%	116%
12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%
10.75	(4.90)%	260.8	1.05%	1.77%	1.07%	1.75%	69%
11.52	(5.02)%	305.6	0.99%	2.19%	1.02%	2.16%	76%
12.41	3.10%	291.7	0.98%	3.07%	1.02%	3.03%	83%

12.67	7.55%	12.1	2.02%	0.72%	2.04%	0.70%	116%
12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%
10.70	(5.68)%	19.3	1.84%	0.97%	1.86%	0.95%	60%
11.47	(5.83)%	22.3	1.89%	1.29%	1.92%	1.26%	76%
12.35	2.13%	21.1	1.94%	2.11%	1.98%	2.07%	83%

12.71	8.30%	93.8	0.62%	2.12%	0.63%	2.10%	116%
12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%
10.74	(4.45)%	107.8	0.56%	2.26%	0.57%	2.25%	69%
11.51	(4.65)%	3.7	0.58%	2.60%	0.62%	2.56%	76%
12.39	3.50%	3.4	0.59%	3.46%	0.63%	3.43%	83%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

281

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

HIGH YIELD FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$5.03	$0.19	$0.03	$0.22	$(0.19)	$—	$(0.19)
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	—	(0.39)
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	—	(0.39)
Year Ended 10/31/2003	4.23	0.41	0.82	1.23	(0.39)	—	(0.39)
Year Ended 10/31/2002	5.22	0.53	(1.00)	(0.47)	(0.52)	—	(0.52)
Year Ended 10/31/2001	6.72	0.69	(1.42)	(0.73)	(0.77)	—	(0.77)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	5.02	0.17	0.04	0.21	(0.17)	—	(0.17)
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	—	(0.35)
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	—	(0.35)
Year Ended 10/31/2003	4.23	0.37	0.82	1.19	(0.35)	—	(0.35)
Year Ended 10/31/2002	5.22	0.50	(1.01)	(0.51)	(0.48)	—	(0.48)
Year Ended 10/31/2001	6.72	0.65	(1.43)	(0.78)	(0.72)	—	(0.72)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	5.03	0.20	0.03	0.23	(0.20)	—	(0.20)
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	—	(0.41)
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	—	(0.41)
Year Ended 10/31/2003	4.23	0.42	0.83	1.25	(0.41)	—	(0.41)
Year Ended 10/31/2002	5.22	0.55	(1.01)	(0.46)	(0.53)	—	(0.53)
Year Ended 10/31/2001	6.73	0.72	(1.45)	(0.73)	(0.78)	—	(0.78)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

282

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$5.06	4.38%	$546.6	0.87%	7.57%	0.89%	7.56%	30%
5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%
5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%
5.07	30.00%	579.8	1.02%	8.70%	1.02%	8.70%	96%
4.23	(9.91)%	488.8	1.03%	10.49%	1.03%	10.49%	77%
5.22	(11.49)%	607.9	0.99%	11.62%	1.00%	11.61%	65%

5.06	4.16%	19.7	1.73%	6.72%	1.90%	6.55%	30%
5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
5.24	10.66%	33.1	1.70%	7.00%	1.74%	6.96%	73%
5.07	29.03%	36.3	1.77%	7.95%	1.77%	7.95%	96%
4.23	(10.58)%	34.9	1.78%	9.74%	1.78%	9.74%	77%
5.22	(12.14)%	37.8	1.74%	10.87%	1.75%	10.86%	65%

5.06	4.60%	63.4	0.45%	7.99%	0.47%	7.97%	30%
5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
5.24	11.98%	10.1	0.49%	8.21%	0.60%	8.10%	73%
5.07	30.57%	10.8	0.57%	9.15%	0.69%	9.03%	96%
4.23	(9.60)%	10.9	0.69%	10.83%	0.69%	10.83%	77%
5.22	(11.34)%	12.5	0.67%	11.95%	0.68%	11.94%	65%

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

283

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

HIGH YIELD FUND II
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$6.41	$0.23	$0.04	$0.27	$(0.24)	$—	$(0.24)
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	—	(0.49)
Period Ended 10/31/2004 (e)	6.54	0.22	0.18	0.40	(0.23)	—	(0.23)
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	—	(0.47)
Year Ended 4/30/2003	6.19	0.50	0.08	0.58	(0.50)	—	(0.50)
Year Ended 4/30/2002	6.76	0.54	(0.56)	(0.02)	(0.55)	—	(0.55)
Year Ended 4/30/2001	7.44	0.63	(0.68)	(0.05)	(0.63)	—	(0.63)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	6.41	0.20	0.04	0.24	(0.21)	—	(0.21)
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	—	(0.43)
Period Ended 10/31/2004 (e)	6.54	0.19	0.19	0.38	(0.20)	—	(0.20)
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	—	(0.41)
Year Ended 4/30/2003	6.19	0.45	0.08	0.53	(0.45)	—	(0.45)
Year Ended 4/30/2002	6.76	0.49	(0.56)	(0.07)	(0.50)	—	(0.50)
Year Ended 4/30/2001	7.44	0.58	(0.68)	(0.10)	(0.58)	—	(0.58)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	6.41	0.25	0.04	0.29	(0.26)	—	(0.26)
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	—	(0.52)
Period Ended 10/31/2004 (e)	6.54	0.24	0.18	0.42	(0.25)	—	(0.25)
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	—	(0.50)
Year Ended 4/30/2003	6.19	0.51	0.09	0.60	(0.52)	—	(0.52)
Year Ended 4/30/2002	6.76	0.56	(0.57)	(0.01)	(0.56)	—	(0.56)
Year Ended 4/30/2001	7.43	0.65	(0.67)	(0.02)	(0.65)	—	(0.65)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

284

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$6.44	4.31%	$115.6	0.98%	7.37%	1.15%	7.20%	31%
6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%
6.27	10.59%	117.4	0.93%	8.72%	1.03%	8.62%	103%
6.19	(0.26)%	118.6	1.00%	8.41%	1.17%	8.24%	72%
6.76	(0.81)%	121.0	1.00%	9.06%	1.08%	8.98%	106%

6.44	3.79%	3.7	1.99%	6.36%	2.16%	6.19%	31%
6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%
6.27	9.61%	6.0	1.84%	7.81%	2.01%	7.64%	103%
6.19	(1.02)%	8.2	1.74%	7.67%	1.93%	7.48%	72%
6.76	(1.53)%	9.7	1.73%	8.33%	1.99%	8.08%	106%

6.44	4.53%	3.5	0.54%	7.80%	0.71%	7.63%	31%
6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%
6.27	10.88%	3.3	0.67%	8.98%	0.67%	8.98%	103%
6.19	0.05%	2.7	0.68%	8.73%	0.68%	8.73%	72%
6.76	(0.34)%	2.2	0.67%	9.34%	0.67%	9.34%	106%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

285

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MUNICIPAL BOND FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$11.31	$0.25	$(0.10)	$0.15	$(0.25)	$—	$(0.25)
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	—	(0.50)
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)
Year Ended 10/31/2003	11.61	0.54	(0.05)	0.49	(0.56)	(0.01)	(0.57)
Year Ended 10/31/2002	11.58	0.54	0.01	0.55	(0.52)	—	(0.52)
Year Ended 10/31/2001	10.99	0.55	0.60	1.15	(0.56)	—	(0.56)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	11.30	0.21	(0.09)	0.12	(0.21)	—	(0.21)
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	—	(0.42)
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)
Year Ended 10/31/2003	11.61	0.45	(0.06)	0.39	(0.47)	(0.01)	(0.48)
Year Ended 10/31/2002	11.59	0.46	0.01	0.47	(0.45)	—	(0.45)
Year Ended 10/31/2001	10.99	0.48	0.60	1.08	(0.48)	—	(0.48)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	11.31	0.27	(0.10)	0.17	(0.27)	—	(0.27)
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	—	(0.53)
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)
Year Ended 10/31/2003	11.61	0.58	(0.05)	0.53	(0.60)	(0.01)	(0.61)
Year Ended 10/31/2002	11.58	0.57	0.01	0.58	(0.55)	—	(0.55)
Year Ended 10/31/2001	10.99	0.56	0.61	1.17	(0.58)	—	(0.58)

INCOME FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	8.56	0.19	(0.15)	0.04	(0.19)	—	(0.19)
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	—	(0.37)
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	—	(0.35)
Year Ended 10/31/2003	8.34	0.34	0.40	0.74	(0.35)	—	(0.35)
Year Ended 10/31/2002	8.71	0.41	(0.38)	0.03	(0.40)	—	(0.40)
Year Ended 10/31/2001	8.19	0.48	0.56	1.04	(0.52)	—	(0.52)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	8.54	0.16	(0.15)	0.01	(0.16)	—	(0.16)
Year Ended 10/31/2005	8.84	0.30	(0.30)	—	(0.30)	—	(0.30)
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	—	(0.28)
Year Ended 10/31/2003	8.32	0.27	0.41	0.68	(0.29)	—	(0.29)
Year Ended 10/31/2002	8.70	0.35	(0.40)	(0.05)	(0.33)	—	(0.33)
Year Ended 10/31/2001	8.17	0.42	0.57	0.99	(0.46)	—	(0.46)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	8.55	0.21	(0.14)	0.07	(0.21)	—	(0.21)
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	—	(0.41)
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	—	(0.39)
Year Ended 10/31/2003	8.34	0.37	0.43	0.80	(0.39)	—	(0.39)
Year Ended 10/31/2002	8.71	0.44	(0.39)	0.05	(0.42)	—	(0.42)
Year Ended 10/31/2001	8.19	0.50	0.57	1.07	(0.55)	—	(0.55)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

286

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$11.21	1.34%	$1,212.9	0.78%	4.52%	0.78%	4.52%	6%
11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%
11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%
11.53	4.37%	641.7	0.72%	4.62%	0.72%	4.62%	6%
11.61	4.91%	645.4	0.73%	4.69%	0.73%	4.69%	13%
11.58	10.78%	609.5	0.72%	4.90%	0.73%	4.89%	5%

11.21	1.08%	26.2	1.47%	3.83%	1.59%	3.70%	6%
11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%
11.52	3.48%	24.2	1.47%	3.88%	1.47%	3.88%	6%
11.61	4.15%	22.3	1.48%	3.94%	1.48%	3.94%	13%
11.59	9.99%	15.3	1.47%	4.15%	1.48%	4.14%	5%

11.21	1.48%	10.3	0.49%	4.82%	0.49%	4.82%	6%
11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%
11.53	4.67%	2.6	0.44%	4.90%	0.56%	4.78%	6%
11.61	5.08%	3.2	0.57%	4.85%	0.57%	4.85%	13%
11.58	10.95%	2.6	0.56%	5.05%	0.57%	5.04%	5%

8.41	0.48%	491.8	0.81%	4.60%	0.82%	4.58%	149%
8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
8.86	5.64%	575.2	0.82%	4.04%	0.82%	4.04%	203%
8.73	9.05%	608.7	0.87%	3.88%	0.88%	3.87%	312%
8.34	0.25%	629.3	0.84%	4.87%	0.89%	4.82%	170%
8.71	13.25%	657.3	0.83%	5.66%	0.88%	5.61%	175%

8.39	0.07%	15.8	1.63%	3.76%	1.93%	3.46%	149%
8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%
8.71	8.25%	30.3	1.62%	3.13%	1.63%	3.12%	312%
8.32	(0.49)%	31.7	1.59%	4.12%	1.64%	4.07%	170%
8.70	12.45%	25.3	1.58%	4.91%	1.63%	4.86%	175%

8.41	0.80%	109.8	0.40%	5.07%	0.42%	5.05%	149%
8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%
8.75	9.49%	25.2	0.47%	4.28%	0.60%	4.15%	312%
8.34	0.65%	40.1	0.55%	5.15%	0.60%	5.10%	170%
8.71	13.43%	39.1	0.56%	5.94%	0.61%	5.89%	175%

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

287

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

CORE BOND FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$9.89	$0.21	$(0.16)	$0.05	$(0.21)	$—	$(0.21)
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	—	(0.41)
Period Ended 10/31/2004 (e)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	—	(0.45)
Year Ended 4/30/2003	9.82	0.42	0.52	0.94	(0.45)	—	(0.45)
Year Ended 4/30/2002	9.80	0.56	0.02	0.58	(0.56)	—	(0.56)
Year Ended 4/30/2001	9.32	0.61	0.48	1.09	(0.61)	—	(0.61)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	9.90	0.16	(0.16)	—	(0.17)	—	(0.17)
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	—	(0.31)
Period Ended 10/31/2004 (e)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	—	(0.35)
Year Ended 4/30/2003	9.82	0.33	0.53	0.86	(0.36)	—	(0.36)
Year Ended 4/30/2002	9.80	0.47	0.02	0.49	(0.47)	—	(0.47)
Year Ended 4/30/2001	9.32	0.52	0.48	1.00	(0.52)	—	(0.52)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	9.90	0.23	(0.16)	0.07	(0.24)	—	(0.24)
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	—	(0.46)
Period Ended 10/31/2004 (e)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	—	(0.49)
Year Ended 4/30/2003	9.82	0.46	0.52	0.98	(0.49)	—	(0.49)
Year Ended 4/30/2002	9.80	0.60	0.02	0.62	(0.60)	—	(0.60)
Year Ended 4/30/2001	9.32	0.66	0.48	1.14	(0.66)	—	(0.66)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

288

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$9.73	0.55%	$371.9	0.93%	4.32%	0.95%	4.30%	200%
9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%
10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%
10.31	9.79%	526.5	0.85%	4.19%	0.86%	4.18%	149%
9.82	6.01%	451.5	0.81%	5.54%	0.88%	5.47%	160%
9.80	12.08%	353.5	0.81%	6.38%	0.91%	6.27%	172%

9.73	(0.04)%	9.2	1.92%	3.33%	1.94%	3.31%	200%
9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%
10.32	8.91%	13.2	1.77%	3.28%	1.78%	3.27%	149%
9.82	5.03%	7.9	1.73%	4.64%	1.80%	4.57%	160%
9.80	11.04%	4.6	1.73%	5.45%	1.83%	5.35%	172%

9.73	0.65%	46.8	0.50%	4.74%	0.52%	4.72%	200%
9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%
10.31	10.20%	29.2	0.47%	4.57%	0.48%	4.56%	149%
9.82	6.42%	22.9	0.39%	5.93%	0.46%	5.86%	160%
9.80	12.55%	55.6	0.39%	6.79%	0.49%	6.69%	172%

(d) Computed on an annualized basis for periods less than one year. (e) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

289

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LIMITED MATURITY BOND FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$12.58	$0.24	$(0.07)	$0.17	$(0.23)	$—	$(0.23)
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)
Year Ended 10/31/2003	12.75	0.36	0.31	0.67	(0.36)	—	(0.36)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Year Ended 10/31/2001	12.41	0.65	0.78	1.43	(0.65)	(0.05)	(0.70)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	12.59	0.23	(0.06)	0.17	(0.23)	—	(0.23)
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)
Year Ended 10/31/2003	12.75	0.34	0.31	0.65	(0.34)	—	(0.34)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Year Ended 10/31/2001	12.41	0.65	0.78	1.43	(0.65)	(0.05)	(0.70)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	12.58	0.26	(0.06)	0.20	(0.26)	—	(0.26)
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)
Year Ended 10/31/2003	12.74	0.40	0.31	0.71	(0.40)	—	(0.40)
Year Ended 10/31/2002	13.14	0.50	(0.15)	0.35	(0.50)	(0.25)	(0.75)
Year Ended 10/31/2001	12.41	0.69	0.78	1.47	(0.69)	(0.05)	(0.74)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

290

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$12.52	1.39%	$125.4	0.84%	3.81%	0.85%	3.80%	81%
12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%
13.06	5.30%	90.4	0.74%	2.78%	0.96%	2.56%	297%
12.75	2.51%	73.9	0.75%	3.56%	1.05%	3.26%	288%
13.14	11.89%	39.1	0.81%	5.02%	1.08%	4.75%	290%

12.53	1.37%	1.9	0.89%	3.76%	0.93%	3.72%	81%
12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%
13.06	5.14%	6.2	0.91%	2.61%	0.96%	2.56%	297%
12.75	2.51%	5.8	0.75%	3.56%	1.05%	3.26%	288%
13.14	11.89%	5.4	0.81%	5.02%	1.08%	4.75%	290%

12.52	1.62%	91.7	0.38%	4.35%	0.39%	4.33%	81%
12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%
13.05	5.62%	14.7	0.46%	3.07%	0.64%	2.89%	297%
12.74	2.77%	14.0	0.42%	3.89%	0.72%	3.59%	288%
13.14	12.22%	11.5	0.51%	5.32%	0.78%	5.05%	290%

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

291

	Thrivent Mutual Funds
	Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Distributions

MONEY MARKET FUND
Class A Share
Six Months Ended 4/28/2006 (unaudited)	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	(0.001)	0.004	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2002	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Year Ended 4/30/2001	1.00	0.05	—	0.05	(0.05)	—	(0.05)
Class B Shares
Six Months Ended 4/28/2006 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	0.002	—	0.002	(0.002)	—	(0.002)
Year Ended 4/30/2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)
Year Ended 4/30/2003	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2002	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2001	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Class I Shares
Six Months Ended 4/28/2006 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Year Ended 10/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
Period Ended 10/31/2004 (d)	1.00	0.005	—	0.005	(0.005)	—	(0.005)
Year Ended 4/30/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2002	1.00	0.03	—	0.03	(0.03)	—	(0.03)
Year Ended 4/30/2001	1.00	0.06	—	0.06	(0.06)	—	(0.06)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

292

			Thrivent Mutual Funds
			Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(c)		Indirectly(c)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$1.00	1.84%	$714.0	0.75%	3.74%	0.91%	3.57%	N/A
1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A
1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A
1.00	0.88%	349.6	0.77%	0.89%	0.92%	0.74%	N/A
1.00	2.28%	399.8	0.72%	2.19%	0.90%	2.01%	N/A
1.00	5.70%	423.9	0.76%	5.51%	0.99%	5.28%	N/A

1.00	1.71%	1.4	1.01%	3.43%	2.00%	2.45%	N/A
1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A
1.00	0.42%	2.8	1.38%	0.27%	1.62%	0.03%	N/A
1.00	1.34%	2.8	1.52%	1.39%	1.70%	1.21%	N/A
1.00	4.67%	3.3	1.81%	4.45%	2.04%	4.22%	N/A

1.00	2.02%	330.2	0.40%	4.10%	0.50%	4.00%	N/A
1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A
1.00	1.17%	91.4	0.48%	1.18%	0.53%	1.13%	N/A
1.00	2.54%	117.8	0.46%	2.45%	0.54%	2.37%	N/A
1.00	6.07%	25.3	0.43%	5.86%	0.56%	5.73%	N/A

(c) Computed on an annualized basis for periods less than one year. (d) For the period from May 1, 2004, to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.

293

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294

Additional Information (unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-202-551-8090.

Board Approval of Investment Advisory Agreement and Investment Subadvisory Agreements

At its meeting on November 8, 2005, the Board of Trustees of Thrivent Mutual Funds (the “Fund”) voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Investment Management, Inc. (the “Advisor”) for all of the series of the Fund, other than the seven series not requiring renewal at that time. The Board also unanimously approved the Subadvisory Agreements for each of the series of the Fund for which there is a Subadvisor, other than two series not requiring renewal at that time. The Advisor and Subadvisors are referred to, collectively, as the “Advisory Organizations.” In connection with its re-approval of the Agreements with the Advisory Organizations, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Advisory Organizations;

2. The performance of the series of the Fund;

3. The costs of services provided and profits realized by the Advisor;

4. The extent to which economies of scale may be realized as the series of the Fund grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Fund) met on July 12, August 29, October 19, and November 8, 2005, to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as a consultant to assist them in the compilation and organization of relevant information. This information included a statistical comparison of the advisory fees, total operating expenses, and performance of each of the series of the Fund in comparison to a peer group of comparable investment companies; detailed information prepared by Fund management with respect to the costs of services provided to the series of the Fund, fees charged including effective advisory fees that take into account breakpoints and fee waivers by the Advisor; profit realized by the Advisor and its affiliates that provide services to the series of the Fund; and information regarding the types of services furnished to the series of the Fund, the personnel providing the services, staff additions, systems improvements and plans for further hiring. In addition, the Board received reports from the Advisor’s investment management staff with respect to the performance of the series of the Fund.

The Independent Trustees were represented by independent counsel throughout the review process and during a private session of the Independent Trustees to consider re-approval of the agreements. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving advisory contracts. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

295

Additional Information (unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2005, management presented information describing the services furnished to the Fund by the Advisor and, as appropriate, the Subadvisors. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Fund under the Advisory and Subadvisory Agreements. During the renewal process for the Agreements, the Board also considered information relating to the investment experience and educational backgrounds of the Fund’s portfolio managers and research analysts.

The Board received reports at each of its quarterly meetings from the Fund’s Chief Investment Officer and the Directors of Equity and Fixed Income Investing. In addition, the Board noted that it had, over the past year, met with a majority of the Fund’s portfolio managers, as well as a number of the research personnel, which gave the Board an opportunity to evaluate their abilities, experience, and the quality of services they provide to the Fund. Information was also presented to the Board describing the portfolio compliance functions performed by the Advisor and the Advisor’s oversight of Subadvisors to the Fund. The Independent Trustees also received quarterly reports from the Fund’s Chief Compliance Officer.

The Advisor also reviewed with the Board its ongoing recruitment of personnel and its investment in systems technology to improve trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Advisor’s commitment to provide the Fund with quality service and competitive investment performance.

Performance of the Fund

The Board received regular monthly reports, including relative investment performance of each series of the Fund. In addition, in connection with each of its regular quarterly meetings, the Board received extensive information on the performance of each series of the Fund, including absolute performance; relative performance rankings within each series of the Fund’s Lipper peer group; Morningstar ratings and Morningstar category percentile rankings. Benchmark index returns were also provided for comparison. For the three year period ended September 30, 2005, 62% of the internally-managed series of the Fund had returns in excess of the median for their Lipper category. While three of the series of the Fund ranked in the fourth quartile of their Lipper performance category over the three year period, the Trustees considered that, in each case, performance had either shown recent improvement or the Advisor had taken actions designed to improve performance. The Board considered the Fund’s improving performance and the Advisor’s initiative to build competitive performance as important factors in re-approving the Advisory and Subadvisory Agreements. The Board concluded that the performance of the individual series of the Fund was either satisfactory compared to an independently selected peer group of funds or that the Advisor had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the series of the Fund, noting that 89% of the series of the Fund, representing 91% of total Fund assets, had effective management fees at or below the median of their peer group. The Board noted the voluntary fee caps and reimbursements provided by the Advisor for several of the series of the Fund. In addition, the Board reviewed information prepared by MPI comparing each of the series of the Fund’s overall expense ratios with the expense ratios of their peer group of funds.

From its review of the MPI data and expense and profit information provided by the Advisor, the Board concluded that the profit earned by the Advisor from the Advisory Agreement was reasonable in light of the expense reimbursements and waivers in effect, an additional waiver provided at the request of the Independent Trustees, and the Advisor’s commitment to make further investments in its investment management operations. On the basis of this information and review, the Board concluded that the advisory fees charged to the series of the Fund for investment management services were reasonable.

With respect to fees paid to Subadvisors under the Subadvisory Agreements, the Trustees considered that those contracts had been negotiated at arm’s length between the Advisor and Subadvisor and that the Advisor had an interest in maintaining Subadvisory fees at a reasonable level because such fees are paid out of the Advisor’s own fees. The Board also was informed of any separate arrangements for unrelated services between a Subadvisor and the Advisor or its affiliates.

296

Additional Information
(unaudited)

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as a series of the Fund’s assets increase. Because of differences between series of the Fund as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a series of the Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Advisor.

The Trustees considered information provided by the Advisor related to the breakpoints in the Advisory Agreement and fee waivers provided by the Advisor. The Advisor explained that its general goal with respect to breakpoints was that the effective advisory fee for each series of the Fund should be at or below the median effective advisory fee of its Lipper peer group, noting that all but three of the series of the Fund currently fell in this category. In connection with their review of fee breakpoints and economies of scale, the Trustees noted that the effective advisory fee for all but four of the series of the Fund was below the median of its peer group, that the largest negative variation was only fifteen basis points, and that the series of the Fund generally were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee recommended continuation of the Advisory Agreement and the Subadvisory Agreements and the Board including all of the Independent Director approved continuation of those agreements.

297

Thrivent Mutual Funds Supplement to Prospectus dated February 28, 2006 Regarding High Yield Fund II

The following changes are made to your prospectus effective April 17, 2006:

The Board of Trustees of Thrivent Mutual Funds (the “Fund”) has approved a number of changes to the High Yield Fund II (the “Fund”), including changes in the Fund’s investment objective and principal strategies and a corresponding change of the Fund’s name to “Thrivent Diversified Income Plus Fund.” These changes will take effect only if the Fund’s shareholders approve the change in the Fund’s investment objective at a special meeting of shareholders.

Currently, the investment objective for the High Yield Fund II is to strive for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as “junk bonds.” If approved by shareholders, the Diversified Income Plus Fund’s new investment objective will be to seek, under normal market conditions, to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities. Currently, the Fund invests at least 80% of its net assets in high-yield, high-risk bonds, notes, debentures, and other debt obligations or preferred stocks. If the change in investment objective is approved by shareholders, the Fund no longer will have a policy of investing at least 80% of the Fund’s net assets in these types of high-yield debt securities and preferred stocks, although it may continue to make such investments.

Fund management and the Board believe that the proposed changes in the Fund’s investment objective and principal strategies likely will reduce the Fund’s volatility and will not change the Fund’s principal investment risks, except to add Real Estate Industry and Real Estate Investment Trust (REIT) Risk. However, Fund management and the Board believe that the addition of this new principal risk will be more than offset by the reduction in risk resulting from the fact that the Fund will no longer invest at least 80% of its net assets in high-risk, high-yield bonds, commonly referred to as “junk bonds.” Fund management also expects that these changes will generate a higher total return and greater probability of preserving principal, but with a lower net yield.

In order for these proposed changes to be implemented, the Fund’s shareholders will have to approve the change in the Fund’s investment objective. It is anticipated that proxy materials pertaining to this proposed change in investment objective will be distributed to Fund shareholders, and that a special meeting of shareholders will be held, during the second quarter of 2006. If shareholders do not approve the change in the Fund’s investment objective at the special meeting, the Fund’s shareholders will be promptly informed.

The date of this Supplement is April 17, 2006. Please include this Supplement with your Prospectus.

298

Thrivent Mutual Funds Supplement to Prospectus dated February 28, 2006 With respect to Thrivent Mid Cap Growth Fund and Thrivent Technology Fund

The “Portfolio Management” section of the prospectuses is amended with respect to the following Portfolios:

The paragraph under Thrivent Technology Fund is deleted and replaced with the following paragraph:

Darren M. Bagwell, CFA is Director of Research and serves as lead member of the fundamental analyst team which manages the Thrivent Technology Fund. Mr. Bagwell has day to day responsibility for managing the Fund and works with other members of the team to develop and execute the fund’s investment strategies. Mr. Bagwell was appointed portfolio manager of the Fund on April 19, 2006. Mr. Bagwell has been with Thrivent since 2002 and is also the manager and team lead of the equity portion of the Thrivent Balanced Fund. Prior to joining Thrivent he worked as an investment analyst at Robert W. Baird.

The paragraph under Thrivent Mid Cap Growth Fund is deleted and replaced with the following paragraph:

Andrea J. Thomas, CFA serves as portfolio manager of Thrivent Mid Cap Growth Fund. Ms. Thomas has served as portfolio manager of the Fund since 2003. She has been with Thrivent since 1987 and she previously served as associate portfolio manager.

The date of this Supplement is May 1, 2006. Please include this Supplement with your Prospectus.

299

Thrivent Mutual Funds Supplement to Prospectus Class A and B Shares Dated February 28, 2006 With respect to Accounts with Low Balances

Effective June 16, 2006, the section titled “Accounts with Low Balances” is amended and restated to read as follows:

“Accounts With Low Balances”

Due to the high cost to shareholders of maintaining accounts with low balances, the transfer agent may redeem shares in any account or charge an annual fee of $12 (a “small account fee”) if the value of shares in the account to an amount less than certain minimums described below. The required minimum amount for Class A share accounts is $1,000 for all Funds except Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund. The required minimum amount for Class A share accounts of Thrivent Limited Maturity Bond Fund is $2,500, and the required minimum amount for Class A share accounts of Thrivent Money Market Fund is $1,500. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares. If additional shares are not purchased, any such redemption may be at a time that is not favorable to you. Small account fees will be automatically deducted from your account once each year.

The date of this supplement is June 16, 2006. Please include this Supplement with your Prospectus.

300

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23459SAR R6-06

SEMIANNUAL REPORT

APRIL 28, 2006

On or about October 20, 2006, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 will convert its assets to cash and distribute the proceeds to its shareholders. This early liquidation should not have a negative impact on any shareholder. Each shareholder will be asked, in advance, if they prefer to receive their distribution in the form of cash or, have the distribution reinvested without a sales charge into another Thrivent Mutual Fund.

THRIVENT U.S. GOVERNMENT ZERO COUPON TARGET FUND, SERIES 2006

THRIVENT MUTUAL FUNDS

Dear Shareholder:

We are pleased to provide you with the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 semiannual report for the six-month period ended April 28, 2006.

In previous letters, I have often highlighted integrity and commitment to you, our shareholder, as a common thread running through our organization—from our customer service areas to our portfolio managers. On the investment management side, we seek to align our investment discipline with our investors’ best interests by striving for consistent, long-term performance, taking risk management seriously in our pursuit of potential market rewards and adhering to a style consistent approach that supports sound asset allocation. These various facets of investing are signatures of a more sophisticated, institutional-quality asset management philosophy, and I am delighted to say that since we implemented these strategies and new approach, our investment performance results have shown marked improvement.

Strong Investment Performance Follows New Approach

Just over two years ago, Thrivent Financial for Lutherans welcomed our new chief investment manager, Russ Swansen, to the organization. Russ and his team implemented an institutional money management approach throughout 2004 and 2005 that has provided our shareholders with strong results. For example, 80% of our internally-managed funds bettered their respective Lipper, Inc. peer group medians for the one-year period ended December 31, 2005. That is a high outperformance percentage when one takes into account that many firms consider anything above 60% to be strong results. Even more importantly, our  products’ three-year track records have greatly improved, with more than 60% of our internally-managed products outpacing their respective Lipper, Inc. medians. Given 15% of our internally-managed products outperformed over the five-year period and 33% outperformed over the 10-year period, the improvement is even more impressive.

A Smart and Simple Strategy

If you like the idea of strong investment performance built on a foundation of trust with your interests placed first, but find investing time consuming and complex, you should consider our new suite of four asset allocation funds designed to provide a simple one-step investment solution. An attractive combination of professional, institutional-quality money management, lower-than-average fees and guidance from a financial professional who lives in your community have made these products very popular with investors after less than one year. We’re excited to offer what we call A Simple Choice for Smart Investing! Talk with your Thrivent registered representative for more information.

Our Ongoing Commitment to You

As an organization focused on service and trust, Thrivent Financial for Lutherans and its subsidiaries are uniquely designed and positioned to serve the financial needs of one entity-you, our valued investor. Many of you have one thing foremost on your minds at this point in your life—retirement. Our investment management philosophy is squarely focused on sound asset allocation strategies, striving for strong investment performance and meaningful advice that can provide a clear roadmap to the retirement of your dreams. Whether saving for retirement, sharing your

2

success with your church or community, or leaving a legacy to the next generation, we stand ready to assist you each step of the way.

I want to personally wish you the best in 2006. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

Pamela J. Moret President and Trustee Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the Investment Company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

3

THRIVENT U.S. GOVERNMENT ZERO COUPON TARGET FUND, SERIES 2006

For the six months ended April 28, 2006, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006, produced a return of 1.41% . Returns have been muted, due to the steady rise of the federal funds rate over the past year. A zero coupon security will typically perform better when interest rates are falling and will perform worse than coupon-paying securities when interest rates are rising. As we approach the maturity date of 2006, the return of this fund is approximating very short term money market returns.

Mark Simenstad, Portfolio Manager

The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.

4

	AVERAGE ANNUAL TOTAL RETURNS*

	For the Period Ended April 28, 2006	1-Year	5-Year	10-Year

	Without sales charge	1.94%	4.03%	6.22%
	With sales charge[1]	-2.94%	3.02%	5.70%

1	Performance has been restated to reflect the maximum sales charges of 4.75%.

* Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month end.

Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

** An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

5

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur the following types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distributions [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2005	4/28/2006	11/1/2005 –	Ratio
			4/28/2006

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Actual	$ 1,000	$ 1,014	$ 4.94	1.00%
Hypothetical **	$ 1,000	$ 1,020	$ 4.95	1.00%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 to reflect the one-half year period.

** Assuming 5% total return before expenses.

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7

	SCHEDULE OF INVESTMENTS
	AS OF APRIL 28, 2006 (UNAUDITED)

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (a)

Principal		Yield to	Maturity	Market
Amount	Long-Term Obligations (101.4%)	Maturity	Date	Value

	U.S. Zero Coupon (100.0%)
$1,433,000	U.S. Government Zero Coupon Bonds	4.58%	11/15/2006	$1,397,350

	TOTAL INVESTMENTS		101.4%
	(amortized cost basis $1,372,384)			$1,397,350

	OTHER ASSETS AND LIABILITIES, NET		(1.4%)	(19,027)

	TOTAL NET ASSETS		100.0%	$1,378,323

(a) The categories of investments are shown as a percentage of total net assets.

(b) Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$24,966
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$24,966

Cost for federal income tax purposes	$1,372,384

The accompanying notes to the financial statements are an integral part of this schedule.

8

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 28, 2006 (UNAUDITED)

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Assets
Investments at cost	$1,372,384
Investments at value	1,397,350
Cash	20,898
Prepaid expenses	1,353
Receivable from affiliate	1,485

Total Assets	1,421,086

Liabilities
Income distributions payable	30,934
Accrued expenses	11,829

Total Liabilities	42,763

Net Assets
Trust Capital (beneficial interest)	1,351,959
Accumulated undistributed net investment income	880
Accumulated undistributed net realized gain on investments	518
Net unrealized appreciation on investments	24,966

Total Net Assets	$1,378,323

Net Assets	$1,378,323
Shares of beneficial interest outstanding	132,864
Net asset value per share	$10.37

Maximum public offering price	$10.89

The accompanying notes to the financial statements are an integral part of this statement.

9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 28, 2006 (UNAUDITED)

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Investment Income
Taxable interest	$53,461

Total Investment Income	53,461

Expenses
Accounting and pricing fees	518
Audit and legal fees	5,258
Custody fees	614
Insurance expense	1,891
Printing and postage expense	2,364
SEC and state registration expense	975
Transfer agent fees	1,431
Trustees’ fees	1,793
Other expenses	507

Total Expenses Before Reimbursement	15,351

Less:
Reimbursement from adviser	(8,637)
Fees paid indirectly	(75)

Total Net Expenses	6,639

Net Investment Income	46,822

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains on investments	519
Change in net unrealized appreciation/(depreciation) on
investments	(27,683)

Net Realized and Unrealized Gains/(Losses) on
Investments	(27,164)

Net Increase in Net Assets Resulting From Operations	$19,658

The accompanying notes to the financial statements are an integral part of this statement.

10

STATEMENT OF CHANGES IN NET ASSETS

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

	For the Six
	Months Ended
	4/28/2006	For the Year Ended
	(unaudited)	10/31/2005

Operations
Net investment income	$46,822	$91,637
Net realized gains on investments	519	4,889
Change in net unrealized appreciation/
(depreciation) on investments	(27,683)	(98,679)

Net Increase in Net Assets Resulting
From Operations	19,658	(2,153)

Distributions to Shareholders
From net investment income	(46,822)	(92,042)
From net realized gains	(4,889)	(9,370)

Total Distributions to Shareholders	(51,711)	(101,412)

Trust Share Transactions
Income dividends reinvested	90,971	86,495
Capital gains distributions reinvested	4,883	9,357
Redemption of trust shares	(22,259)	(43,789)

Net Increase/(Decrease) in Trust Capital	73,595	52,063

Net Increase/(Decrease) in Net Assets	41,542	(51,502)

Net Assets Beginning of Period	1,336,781	1,388,283

Net Assets End of Period	$1,378,323	$1,336,781

The accompanying notes to the financial statements are an integral part of this statement.

11

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 28, 2006 (UNAUDITED)

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

A. Organization
Thrivent Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987.

On November 14, 1990, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (the “Fund”), commenced operations. Effective June 1, 1993, the Board of Trustees of Thrivent Mutual Funds closed the Fund to new shareholders and discontinued the sale of additional shares to existing shareholders.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

B. Significant Accounting Policies
Valuation – Securities traded on national securities exchanges are valued at the last reported sales prices. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. All other securities are valued at official closing price if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was recorded.

Fees Paid Indirectly – The Fund has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed annually. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Bond discount is amortized over the life of the respective bonds on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Generally accepted accounting principles require permanent financial reporting and tax differences be reclassified to trust capital. No reclassifications were necessary at April 28, 2006.

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C. Investment Advisory Management Fees
and Transactions with Related Parties
Effective January 1, 2006, the Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management, LLC (Thrivent Asset Mgt.), (the "Adviser"). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company. Prior to January 1, 2006, the Trust’s Adviser was Thrivent Investment Management, Inc. (Thrivent Investment Mgt.) There was no change in the investment management fees and Thrivent Asset Mgt. provides the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. Under the Investment Advisory Agreement, the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement are calculated at 0.50 of 1% of the average daily net assets of the Fund. Payments under the Investment Advisory Agreement were discontinued effective July 1, 1993.

Each Trustee who is not affiliated with Thrivent Financial for Lutherans or the Adviser receives an annual fee from the Fund for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant's deferred compensation account will increase or decrease as if it were invested in shares of the Funds of their choice.

Trustees not participating in the above plan received $730 in fees for the six months ended April 28, 2006, from the Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian and certain shareholder service fees, while other expenses that cannot be directly attributable to the Fund are allocated to Thrivent Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has agreed to voluntarily reimburse the Fund for all expenses in excess of 1% of average daily net assets.

D. Security Transactions
During the six months ended April 28, 2006, there were no purchases and $24,192 in sales. All sales were in U.S. Government obligations.

E. Federal Income Tax Information
During the six months ended April 28, 2006, and year ended October 31, 2005, Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 distributed $46,822 and $92,042 from ordinary income, and $4,889 and $9,370 from long-term capital gains, respectively.

F. Trust Transactions
Transactions in trust shares for the six months ended April 28, 2006, and year ended October 31, 2005 were as follows:

	4/28/06	10/31/05

Income dividends
reinvested	8,655	7,743
Capital gains reinvested	464	837
Shares redeemed	(2,121)	(4,008)

Change in Trust Shares	6,998	4,572

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		FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)

		Income from Investment Operations				Less Distributions from

	Net Asset		Net Realized and
	Value,	Net	Unrealized	Total	Net	Net Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income	Investments(b)	Operations	Income	Investments	Distributions

Class A Shares

Six Months Ended
4/28/2006 (unaudited)	$10.62	$0.36	$(0.21)	$0.15	$(0.36)	$(0.04)	$(0.40)
Year Ended 10/31/2005	11.45	0.73	(0.75)	(0.02)	(0.73)	(0.08)	(0.81)
Period Ended
10/31/2004	11.75	0.36	(0.25)	0.11	(0.36)	(0.05)	(0.41)
Year Ended 4/30/2004	12.63	0.71	(0.64)	0.07	(0.71)	(0.24)	(0.95)
Year Ended 4/30/2003	12.17	0.73	0.63	1.36	(0.73)	(0.17)	(0.90)
Year Ended 4/30/2002	12.22	0.71	0.07	0.78	(0.71)	(0.12)	(0.83)
Year Ended 4/30/2001	11.27	0.72	1.00	1.72	(0.72)	(0.05)	(0.77)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

(d) Computed on an annualized basis for periods less then one year.

The accompanying notes to the financial statements are an integral part of this schedule.

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	FINANCIAL HIGHLIGHTS - CONTINUED

			Ratios / Supplemental Data

					Ratios to Average Net Assets
					Before Expenses Waived,
			Ratios to Average Net Assets(d)		Credited or Paid Indirectly(d)

Net Asset		Net Assets End		Net		Net	Portfolio
Value, End	Total	of Period		Investment		Investment	Turnover
of Period	Return(c)	(in thousands)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$ 10.37	1.41%	$1,378	1.00%	6.96%	2.29%	5.68%	0.00%
10.62	(0.19)%	1,337	1.00%	6.62%	2.20%	5.42%	0.00%

11.45	0.97%	1,388	1.00%	6.25%	2.02%	5.23%	0.00%
11.75	0.65%	1,506	1.00%	5.82%	1.78%	5.04%	0.00%
12.63	11.28%	1,579	0.91%	5.73%	1.55%	5.09%	0.00%
12.17	6.53%	1,565	1.00%	5.80%	1.27%	5.53%	0.00%
12.22	15.28%	1,612	0.99%	6.02%	1.07%	5.95%	0.00%

The accompanying notes to the financial statements are an integral part of this schedule.

15

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-202-551-8090.

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19

We’re Listening to You!

In response to shareholder concerns regarding multiple mailings, we are sending one annual report and one prospectus for the Fund to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders’ money. If you wish to receive an additional copy of this report, call us toll free at (800) 847-4836.

This report is submitted for the information of shareholders of Thrivent Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

23461SAR N6-06	20

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
 Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 29, 2006	THRIVENT MUTUAL FUNDS

By: /s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 29, 2006	By: /s/ Pamela J. Moret

Pamela J. Moret
President

Date: June 29, 2006	By: /s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer